================================================================================




                        ASSET BACKED FUNDING CORPORATION,
                                    Depositor


                          AMERIQUEST MORTGAGE COMPANY,
                                    Servicer


                                       and


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                     Trustee


                         POOLING AND SERVICING AGREEMENT

                           Dated as of March 29, 2001



                                 2001-AQ1 Trust


          ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1




==============================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms
Section 1.02  Accounting


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans
Section 2.02  Acceptance by Trustee
Section 2.03  Repurchase or Substitution of Mortgage Loans
Section 2.04  [Reserved]
Section 2.05  Representations, Warranties and Covenants of the Servicer
Section 2.06  Representations and Warranties of the Depositor
Section 2.07  Issuance of Certificates and the Uncertificated Regular Interests


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

Section 3.01  Servicer to Act as Servicer
Section 3.02  Collection of Mortgage Loan Payments
Section 3.03  Realization Upon Defaulted Mortgage Loans
Section 3.04  Collection Account and Distribution Account
Section 3.05  Permitted Withdrawals From the Collection Account
Section 3.06  Establishment of Escrow Accounts; Deposits in Escrow Accounts
Section 3.07  Permitted Withdrawals From Escrow Account
Section 3.08  Payment of Taxes, Insurance and Other Charges; Collections
                Thereunder
Section 3.09  Transfer of Accounts
Section 3.10  Maintenance of Hazard Insurance
Section 3.11  Maintenance of Mortgage Impairment Insurance Policy
Section 3.12  Fidelity Bond, Errors and Omissions Insurance
Section 3.13  Title, Management and Disposition of REO Property
Section 3.14  Due-on-Sale Clauses; Assumption and Substitution Agreements
Section 3.15  [Reserved]
Section 3.16  Optional Purchases of 60+ Day Delinquent Loans by Depositor
Section 3.17  Trustee to Cooperate; Release of Files
Section 3.18  Servicing Compensation
Section 3.19  Annual Statement as to Compliance
Section 3.20  Annual Independent Certified Public Accountants' Reports
Section 3.21  Access to Certain Documentation and Information Regarding the
                Mortgage Loans
Section 3.22  [Reserved]
Section 3.23  Obligations of the Servicer in Respect of Compensating
                Interest
Section 3.24  Reserved]
Section 3.25  Investment of Funds in the Collection Account and the
                Distribution Account
Section 3.26  Liability of Servicer; Indemnification
Section 3.27  Reports of Foreclosure and Abandonment of Mortgaged Properties
Section 3.28  No Personal Solicitation


                                   ARTICLE IV

                                  FLOW OF FUNDS

Section 4.01  Interest Distributions
Section 4.02  Distributions of Principal and Monthly Excess Cashflow Amounts
Section 4.03  Allocation of Losses
Section 4.04  Method of Distribution
Section 4.05  Distributions on Book-Entry Certificates
Section 4.06  Statements
Section 4.07  Remittance Reports; Advances
Section 4.08  [Reserved]
Section 4.09  REMIC Distributions


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates
Section 5.02  Registration of Transfer and Exchange of Certificates
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates
Section 5.04  Persons Deemed Owners
Section 5.05  Appointment of Paying Agent


                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

Section 6.01  Liability of the Servicer and the Depositor
Section 6.02  Merger or Consolidation of, or Assumption of the Obligations of,
                the Servicer or the Depositor
Section 6.03  Limitation on Liability of the Servicer and Others
Section 6.04  Servicer Not to Resign
Section 6.05  Delegation of Duties


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Servicer Events of Termination
Section 7.02  Trustee to Act; Appointment of Successor
Section 7.03  Waiver of Defaults
Section 7.04  Notification to Certificateholders
Section 7.05  Survivability of Servicer Liabilities


                                  ARTICLE VIII

                                   THE TRUSTEE

Section 8.01  Duties of Trustee
Section 8.02  Certain Matters Affecting the Trustee
Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans
Section 8.04  Trustee May Own Certificates
Section 8.05  Trustee Fees and Expenses
Section 8.06  Eligibility Requirements for Trustee
Section 8.07  Resignation or Removal of Trustee
Section 8.08  Successor Trustee
Section 8.09  Merger or Consolidation of Trustee
Section 8.10  Appointment of Co-Trustee or Separate Trustee
Section 8.11  Limitation of Liability
Section 8.12  Trustee May Enforce Claims Without Possession of Certificates
Section 8.13  Suits for Enforcement
Section 8.14  Waiver of Bond Requirement
Section 8.15  Waiver of Inventory, Accounting and Appraisal Requirement
Section 8.16  Appointment of Custodian


                                   ARTICLE IX

                     REMIC AND GRANTOR TRUST ADMINISTRATION

Section 9.01  REMIC Administration
Section 9.02  Prohibited Transactions and Activities
Section 9.03  Indemnification with Respect to Certain Taxes and Loss of
                REMIC Status
Section 9.04  REO Property
Section 9.05  Grantor Trust Administration


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination
Section 10.02 Additional Termination Requirements


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment
Section 11.02 Recordation of Agreement; Counterparts
Section 11.03 Limitation on Rights of Certificateholders
Section 11.04 Governing Law; Jurisdiction
Section 11.05 Notices
Section 11.06 Severability of Provisions
Section 11.07 Article and Section References
Section 11.08 Notice to the Rating Agencies
Section 11.09 Further Assurances
Section 11.10 Benefits of Agreement
Section 11.11 Acts of Certificateholders

                                    EXHIBITS:
                                    ---------


Exhibit A-1   Form of Class A-1 Certificates
Exhibit A-2   Form of Class A-2 Certificates
Exhibit A-3   Form of Class A-3 Certificates
Exhibit A-4   Form of Class A-4 Certificates
Exhibit A-5   Form of Class A-5 Certificates
Exhibit A-6   Form of Class A-6 Certificates
Exhibit A-7   Form of Class A-7 Certificates
Exhibit B     Form of Class B Certificates
Exhibit C-1   Form of Class R Certificates
Exhibit C-2   Form of Class M-1 Certificates
Exhibit C-3   Form of Class M-2 Certificates
Exhibit C-4   Form of Class X Certificates
Exhibit C-5   Form of Class P Certificates
Exhibit D     Mortgage Loan Schedule
Exhibit E     Form of Request for Release
Exhibit F-1   [Reserved]
Exhibit F-2   [Reserved]
Exhibit F-3   Form of Receipt of Mortgage Note
Exhibit G     Mortgage Loan Purchase Agreement
Exhibit H     Form of Lost Note Affidavit
Exhibit I     Form of ERISA Representation
Exhibit J     Form of Investment Letter
Exhibit K     Form of Class R Certificate Transfer Affidavit
Exhibit L     Form of Transferor Certificate
Exhibit M     [Reserved]
Exhibit N     Depository Agreement
Exhibit O     [Reserved]
Exhibit P     Monthly Information Provided by Servicer

Schedule I  Prepayment Charge Schedule

            This Pooling and Servicing Agreement is dated as of March 29, 2001 (the "Agreement"), among ASSET BACKED FUNDING CORPORATION, as depositor (the "Depositor"), AMERIQUEST MORTGAGE COMPANY, as servicer (the "Servicer"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

            The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of fourteen Classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, (ii) the Class M-1 and Class M-2 Certificates, (iii) the Class B Certificates, (iv) the Class X Certificates, (v) the Class P Certificates and (vi) the Class R Certificates.

            As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as four separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," "REMIC 3" and "REMIC 4," respectively). The Class T4-A1FIO, Class T4-A2FIO, Class T4-A3FIO, Class T4-A4FIO, Class T4-A5FIO, Class T4-A6FIO, Class T4-A7FIO, Class T4-M1IO, Class T4-M2IO, Class T4-BIO, Class T4-4, Class T4-11, Class T4-12 and Class T4-13 Interests) (such interests, the "REMIC 4 Components") and the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates represent all of the "regular interests" in REMIC 4. The Class X Certificates represent the REMIC 4 Components collectively. Each of the Class R-1, Class R-2, Class R-3 and Class R-4 Interests represents the sole Class of "residual interest" in REMIC 1, REMIC 2, REMIC 3 and REMIC 4, respectively, for purposes of the REMIC Provisions. There are four Classes of uncertificated REMIC 1 Regular Interests (the Class T1-1, Class T1-2, Class T1-3 and Class T1-4 Interests), seven Classes of uncertificated REMIC 2 Regular Interests (the Class T2-1, Class T2-2, Class T2-3, Class T2-4, Class T2-11, Class T2-12 and Class T2-13 Interests), and thirteen Classes of uncertificated REMIC 3 Regular Interests (the Class T3-A1F, Class T3-A2F, Class T3-A3F, Class T3-A4F, Class T3-A5F, Class T3-A6F, Class T3-A7F, Class T3-M1, Class T3-M2, Class T3-B, Class T3-4, Class T3-11, Class T3-12 and Class T3-13 Interests). Each Class of REMIC 1 Regular Interest, REMIC 2 Regular Interest, REMIC 3 Regular Interest and REMIC 4 Regular Interest is a "REMIC Regular Interest." The REMIC 1 Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3 and the REMIC 3 Regular Interests will be held as assets of REMIC 4. The Class P Certificates represent an interest in a grantor trust created hereunder and are entitled to receive any Prepayment Premiums with respect to the Mortgage Loans. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Distribution Date May 20, 2032.

            The following table sets forth (or describes) the Class designation, Pass-Through Rate and approximate Original Class Certificate Principal Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

================================================================================
                       Original Class
                        Certificate
                        Principal or
                          Notional        Pass-Through        Assumed Final
       Class               Amount             Rate           Maturity Dates
--------------------------------------------------------------------------------
A-1                    $58,000,000.00       5.369% (1)        July 20, 2018
--------------------------------------------------------------------------------
A-2                    $19,000,000.00       5.357% (2)      January 20, 2022
--------------------------------------------------------------------------------
A-3                    $28,000,000.00       5.745% (3)       April 20, 2027
--------------------------------------------------------------------------------
A-4                    $19,000,000.00       6.308% (4)       August 20, 2029
--------------------------------------------------------------------------------
A-5                    $14,000,000.00       6.845% (5)        May 20, 2032
--------------------------------------------------------------------------------
A-6                    $17,491,000.00       6.249% (6)      November 20, 2030
--------------------------------------------------------------------------------
A-7                    $50,000,000.00       6.041% (7)        May 20, 2032
--------------------------------------------------------------------------------
M-1                    $11,092,000.00       6.863% (8)        May 20, 2032
--------------------------------------------------------------------------------
M-2                     $9,924,000.00       7.356% (9)        May 20, 2032
--------------------------------------------------------------------------------
B                       $5,838,000.00       7.795% (10)       May 20, 2032
--------------------------------------------------------------------------------
P                           N/A               N/A                  N/A
--------------------------------------------------------------------------------
X                           (11)              N/A             May 20, 2032
--------------------------------------------------------------------------------
R                           N/A               N/A                  N/A
--------------------------------------------------------------------------------
Total                   $232,345,000
================================================================================

(1) Interest will accrue on the Class A-1 Certificates at a rate equal to the lesser of: (i) the Class A-1 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(2) Interest will accrue on the Class A-2 Certificates at a rate equal to the lesser of: (i) the Class A-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(3) Interest will accrue on the Class A-3 Certificates at a rate equal to the lesser of: (i) the Class A-3 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(4) Interest will accrue on the Class A-4 Certificates at a rate equal to the lesser of: (i) the Class A-4 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(5) Interest will accrue on the Class A-5 Certificates at a rate equal to the lesser of: (i) the Class A-5 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(6) Interest will accrue on the Class A-6 Certificates at a rate equal to the lesser of: (i) the Class A-6 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(7) Interest will accrue on the Class A-7 Certificates at a rate equal to the lesser of: (i) the Class A-7 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(8) Interest will accrue on the Class M-1 Certificates at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(9) Interest will accrue on the Class M-2 Certificates at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(10) Interest will accrue on the Class B Certificates at a rate equal to the lesser of: (i) the Class B Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

(11) The Class X Certificates, collectively, represent the beneficial ownership of the Class X/N Interest, which represents the Class T4-A1FIO, Class T4-A2FIO, Class T4-A3FIO, Class T4-A4FIO, Class T4-A5FIO, Class T4-A6FIO, Class T4-A7FIO, Class T4-M1IO, Class T4-M2IO, Class T4-BIO, Class T4-4, Class T4-11, Class T4-12, and Class T4-13 Interests.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates and on the REMIC 4 Components will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "1933 Act": The Securities Act of 1933, as amended.

            "60+ Day Delinquent Loan": Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

            "Account": Any  of  the  Collection  Account,  and  Distribution
Account.

            "Accrued Certificate Interest": With respect to each Distribution Date and Class of Certificates (other than the Class P, Class X and Class R Certificates), an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class's Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date. The Class P, Class X and Class R Certificates will not be entitled to distributions in respect of interest.

            "Advance": As to any Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

            "Adverse REMIC Event": As defined in Section 9.01(f) hereof.

            "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

            "Agreement": This Pooling and Servicing Agreement and all amendments and supplements hereto.

            "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

            "Applied Realized Loss Amount": With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Balance as of the end of the related Collection Period.

            "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom the name of the assignee and mortgage recordation information which has not yet been returned by the applicable recorder's office), reflecting the sale of the Mortgage.

            "Assumed Final Maturity Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

            "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received by the Trustee one Business Day prior to the related Distribution Date, (b) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding Prepayment Charges and Servicer Prepayment Charge Amounts) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, and
(e) the aggregate of any Advances made by the Servicer for such Distribution Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 3.05, (b) Stayed Funds, (c) the Servicing Fee and (d) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

            "Bankruptcy Code": Title 11 of the United States Code, as amended.

            "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates shall be Book-Entry Certificates.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of California or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            "Certificate": Any Regular Certificate or Class R Certificate.

            "Certificate Custodian": Initially, Bankers Trust Company of California, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

            "Certificate Principal Balance": With respect to any Class of Certificates (other than the Class P, Class X and Class R Certificates) and any Distribution Date, will be equal to the Original Class Certificate Principal Balance reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto. The Class P, Class X and Class R Certificates do not have a Certificate Principal Balance.

            "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

            "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

            "Class": Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same Class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

            "Class A-1 Pass-Through Rate": For each Distribution Date, 5.369% per annum.

            "Class A-2 Pass-Through Rate": For each Distribution Date, 5.357% per annum.

            "Class A-3 Pass-Through Rate": For each Distribution Date, 5.745% per annum.

            "Class A-4 Pass-Through Rate": For each Distribution Date, 6.308% per annum.

            "Class A-5 Pass-Through Rate": For each Distribution Date (i) on or prior to the Optional Termination Date, 6.845% per annum and (ii) following the Optional Termination Date, 7.345% per annum.

            "Class A-6 Distribution Amount": For any Distribution Date, the lesser of (i) 75.67% of (A) before the Stepdown Date or if a Trigger Event is in effect, the Principal Distribution Amount or (B) on or after the Stepdown Date while a Trigger Event is not in effect, the Class A Principal Distribution Amount or (ii) product of (x) a fraction, the numerator of which is equal to the Certificate Principal Balance of the Class A-6 Certificates immediately prior to such Distribution Date and the denominator of which is equal to the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates immediately prior to such Distribution Date, (y) the product of 75.67% of (A) before the Stepdown Date, or if a Trigger Event is in effect, the Class A Principal Distribution Amount and (z) the applicable percentage for the Distribution Date set forth below:

            Distribution Date                   Percentage
            -----------------                   ----------

            April 2001 - March 2004                  0%
            April 2004 - March 2006                 45%
            April 2006 - March 2007                 80%
            April 2007 - March 2008                100%
            April 2008 and thereafter              300%

            "Class A-6 Pass-Through Rate": For each Distribution Date, 6.249% per annum.

            "Class A-7 Pass-Through Rate": For each Distribution Date, (i) on or prior to the Optional Termination Date, 6.041% per annum and (ii) following the Optional Termination Date, 6.541% per annum.

            "Class A Certificate": Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class A Certificateholders": Collectively, the Holders of the Class A Certificates.

            "Class A Interest Carry Forward Amount": For any Distribution Date, the sum of the Interest Carry Forward Amounts for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates for such Distribution Date.

            "Class A Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 76.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

            "Class A Priority Distribution": For any Distribution Date, concurrently (i) 24.33% to the Class A-7 Certificates and (ii) 75.67% sequentially first, to the Class A-6 Certificates, up to the Class A-6 Distribution Amount for such Distribution Date, and then sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; provided that on any Distribution Date on which the sum of the Certificate Principal Balances of the Class A Certificates is equal to or greater than the Pool Balance, the amount distributable to the Class A Certificates as principal shall be distributed pro rata to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.

            "Class B Certificate": Any one of the Certificates with a "B" designated on the face thereof substantially in the form annexed hereto as Exhibit B, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class B Certificateholder": Any Holder of a Class B Certificate.

            "Class B Pass-Through Rate": For each Distribution Date, 7.795%, per annum.

            "Class B Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 99.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

            "Class M Certificate": Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2 and C-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class M Certificateholder": Any Holder of a Class M-1 or Class M-2 Certificate.

            "Class M-1 Pass-Through Rate": For each Distribution Date, 6.863% per annum.

            "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

            "Class M-2 Pass-Through Rate": For each Distribution Date, 7.356% per annum.

            "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

            "Class P Certificate": Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

            "Class R Certificate": The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit C-1 and evidencing the ownership of the Residual Interest. The Class R Certificate represents the ownership of the Class R-1 Interest, Class R-2 Interest, Class R-3 Interest and Class R-4 Interest.

            "Class R-1 Interest": The uncertificated residual interest in REMIC
1.

            "Class R-2 Interest": The uncertificated residual interest in REMIC
2.

            "Class R-3 Interest": The uncertificated residual interest in REMIC
3.

            "Class R-4 Interest": The uncertificated residual interest in REMIC
4.

            "Class T1-1 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-1 Principal Amount and bears interest at the Net WAC Cap.

            "Class T1-1 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 98% of (a) the Pool Balance minus (b) the Remaining Initial Overcollateralization Amount.

            "Class T1-2 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the Net WAC Cap.

            "Class T1-2 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 1% of the excess of (a) the excess of (i) the Pool Balance over
(ii) the Remaining Initial Overcollateralization Amount over (b) the Subsequent Overcollateralization Amount.

            "Class T1-3 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-3 Principal Amount and bears interest at the Net WAC Cap.

            "Class T1-3 Principal Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to 1% of the sum of (a) the excess of (i) the Pool Balance over
(ii) the Remaining Initial Overcollateralization Amount and (b) the Subsequent Overcollateralization Amount.

            "Class T1-4 Interest": A regular interest in REMIC 1 that is held as an asset of REMIC 2 and has a principal balance equal to the Class T1-4 Principal Amount and bears interest at the Net WAC Cap.

            "Class T1-4 Principal Amount": As of any Distribution Date, an amount equal to (a) the Initial Overcollateralization Amount minus (b) any principal payments and Realized Losses and accreted interest allocated to the Class T1-4 Interest as set forth in Section 4.09(d).

            "Class T2-1 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T1-1 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-2 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T1-2 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-3 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T1-3 Principal Amount and bears interest at the REMIC 2 Pass-Through Rate.

            "Class T2-4 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a principal balance equal to the Class T1-4 Principal Amount and bears interest at the Net WAC Cap.

            "Class T2-11 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a notional balance equal to the Class T1-1 Principal Amount and bears interest at (a) the Net WAC Cap minus (b) the REMIC 2 Pass-Through Rate.

            "Class T2-12 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a notional balance equal to the Class T1-2 Principal Amount and bears interest at (a) the Net WAC Cap minus (b) the REMIC 2 Pass-Through Rate.

            "Class T2-13 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 and has a notional balance equal to the Class T1-3 Principal Amount and bears interest at (a) the Net WAC Cap minus (b) the REMIC 2 Pass-Through Rate.

            "Class T3-A1F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-1 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A2F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-2 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A3F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-3 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A4F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-4 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A5F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-5 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A6F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-6 Certificates and bears interest at the Net WAC Cap.

            "Class T3-A7F Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class A-7 Certificates and bears interest at the Net WAC Cap.

            "Class T3-B Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class B Certificates and bears interest at the Net WAC Cap.

            "Class T3-M1 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class M-1 Certificates and bears interest at the Net WAC Cap.

            "Class T3-M2 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Certificate Principal Balance of the Class M-2 Certificates and bears interest at the Net WAC Cap.

            "Class T3-4 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a principal balance equal to the Class T1-4 Principal Amount and bears interest at the Net WAC Cap.

            "Class T3-11 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T1-1 Principal Amount and is entitled to all interest distributions on the Class T2-11 Interest.

            "Class T3-12 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T1-2 Principal Amount and is entitled to all interest distributions on the Class T2-12 Interest.

            "Class T3-13 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4 and has a notional balance equal to the Class T1-3 Principal Amount and is entitled to all interest distributions on the Class T2-13 Interest.

            "Class T4-A1FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-1 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-1 Pass-Through Rate.

            "Class T4-A2FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-2 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-2 REMIC Pass-Through Rate.

            "Class T4-A3FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-3 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-3 Pass-Through Rate.

            "Class T4-A4FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-4 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-4 Pass-Through Rate.

            "Class T4-A5FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-5 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-5 Pass-Through Rate.

            "Class T4-A6FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-6 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-6 Pass-Through Rate.

            "Class T4-A7FIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class A-7 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class A-7 Pass-Through Rate.

             "Class T4-M1IO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class M-1 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class M-1 Pass-Through Rate.

            "Class T4-M2IO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class M-2 Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class M-2 Pass-Through Rate.

            "Class T4-BIO Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Certificate Principal Balance of the Class B Certificates and bears interest at a rate equal to the excess, if any, of (i) the Net WAC Cap over (ii) the Class B Pass-Through Rate.

            "Class T4-4 Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a principal balance equal to the Class T1-4 Principal Amount and bears interest at the Net WAC Cap.

            "Class T4-11 Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Class T1-1 Principal Amount and is entitled to all interest distributions on the Class T3-11 Interest.

            "Class T4-12 Interest": A regular interest in REMIC 4, beneficial ownership of which is represented by the Class X Certificates, that has a notional balance equal to the Class T1-2 Principal Amount and is entitled to all interest distributions on the Class T3-12 Interest.

            "Class T4-13 Interest": A regular interest in REMIC 4, which is represented by the Class X Certificates, that has a notional balance equal to the Class T1-3 Principal Amount and is entitled to all interest distributions on the Class T3-13 Interest.

            "Class T4 P&I Certificate": Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates.

            "Class X": Any one of the Class X Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-4, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein, representing the REMIC 4 Components in the aggregate, and which is entitled to all distributions in respect of the REMIC 4 Components.

            "Class X Distributable Amount": With respect to any Distribution Date, the aggregate of amounts distributable to the Class X Certificates pursuant to Section 4.02(b).

            "Closing Date": March 29, 2001.

            "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

            "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.04, which shall be entitled "Ameriquest Mortgage Corporation, as Servicer for Bankers Trust Company of California, N.A., as Trustee, in trust for registered Holders of 2001-AQ1 Trust, ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1", and which must be an Eligible Account.

            "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

            "Compensating Interest": As defined in Section 3.23 hereof.

            "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

            "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration: BA01A1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

            "Corresponding Classes": With respect to REMIC 3 and REMIC 4, the following Classes shall be Corresponding Classes:

--------------------------------------------------------------------------------
CORRESPONDING REMIC 3 CLASS    CORRESPONDING REMIC 4 CLASSES
--------------------------------------------------------------------------------
T3-A1F                         Class A-1 Certificates and Class T4-A1FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A2F                         Class A-2 Certificates and Class T4-A2FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A3F                         Class A-3 Certificates and Class T4-A3FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A4F                         Class A-4 Certificates and Class T4-A4FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A5F                         Class A-5 Certificates and Class T4-A5FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A6F                         Class A-6 Certificates and Class T4-A6FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-A7F                         Class A-7 Certificates and Class T4-A7FIO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-M1                          Class M-1 Certificates and Class T4-M1IO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-M2                          Class M-2 Certificates and Class T4-M2IO
                               Interest, in the aggregate
--------------------------------------------------------------------------------
T3-B                           Class B Certificates and Class T4-BIO Interest,
                               in the aggregate
--------------------------------------------------------------------------------

            "Custodian": Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.17. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            "Cut-off Date": March 1, 2001.

            "Cut-off Date Aggregate Principal Balance": The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

            "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

            "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

            "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

            "Definitive Certificates": As defined in Section 5.02(c) hereof.

            "Delinquent": Any Mortgage Loan, the Monthly Payment due on a Due Date with respect to which such monthly payment is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

            "Depositor": Asset Backed Funding Corporation, a Delaware corporation, or any successor in interest.

            "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            "Depository Agreement": With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, to be dated on or about the Closing Date.

            "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to any Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

            "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Holders of 2001-AQ1 Trust, ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1" and which must be an Eligible Account.

            "Distribution Date": The 20th day of any calendar month, or if such 20th day is not a Business Day, the Business Day immediately following such 20th day, commencing in April 2001.

            "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in the related Collection Period on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

            "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

            "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (iv) be current as of the date of substitution, (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (vi) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Defective Mortgage Loan, (vii) have been reunderwritten in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan and (viii) conform to each representation and warranty set forth in Section 3.01 of the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the risk gradings described in clause (vi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "ERISA-Restricted Certificates": Any of the Class P, Class X and Class R Certificates.

            "Escrow Account": The account or accounts created and maintained pursuant to Section 3.06.

            "Escrow Agreement": A voluntary agreement between a Mortgagor and the Servicer relating to amounts constituting taxes and/or fire and hazard insurance premiums required to be escrowed.

            "Escrow Payments": The amounts constituting taxes and/or fire and hazard insurance premiums required to be escrowed pursuant to a voluntary escrow agreement between the Mortgagor and the Servicer.

            "Estate in Real Property": A fee simple estate in a parcel of real property.

            "Expense Fee Rate": The sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

            "Extended Period": As defined in Section 9.04(b).

            "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

            "Fidelity Bond": Shall have the meaning assigned thereto in Section 3.12.

            "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to or as contemplated by Section 2.03 or the Class X Certificateholder or the Servicer pursuant to or as contemplated by
Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

            "Fitch": "Fitch, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

            "FNMA": Fannie Mae or any successor thereto.

            "Grantor Trust": That portion of the Trust exclusive of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 which holds any Prepayment Charges received in respect of the Mortgage Loans, any Servier Prepayment Charge Payment Amounts and the right of the Class P Certificateholders to receive such Prepayment Charges and Servicer Prepayment Charge Payment Amounts.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

            "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Initial Certificate Principal Balance": With respect to any Certificate of a Class other than a Class P, Class X or Class R Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

            "Initial Overcollateralization Amount": $1,168,035.

            "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Interest Accrual Period": With respect to any Distribution Date and any Class of Certificates and any Class of REMIC Regular Interests, the calendar month immediately preceding such Distribution Date.

            "Interest Carry Forward Amount": For any Class of Certificates (other than the Class P, Class X and Class R Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate, on the basis of a 360-day year consisting of twelve 30-day months.

            "Interest Percentage": With respect to any Class of Certificates (other than the Class P, Class X and Class R Certificates) and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date.

            "Interest Remittance Amount": As of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Mortgage Loans (less the Servicing Fee, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on such Determination Date with respect to the Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price or Net Liquidation Proceeds relating to interest with respect to the Mortgage Loans received during the related Prepayment Period.

            "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

            "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

            "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to
Section 3.13 or Section 10.01.

            "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer, in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

            "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the Servicer and the Trustee.

            "Loan-to-Value Ratio": As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan, and the denominator of which is the Value of the related Mortgaged Property.

            "Losses": As defined in Section 9.03.

            "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

            "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

            "Majority Class R Certificateholders": The Holders of Class R Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

            "Majority Class X Certificateholders": The Holders of Class X Certificates evidencing at least a 51% Percentage Interest in the Class X Certificates.

            "Monthly Excess Cashflow Amount": The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates.

            "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (vi) under Section 4.01.

            "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

            "Moody's": Moody's Investors Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

            "Mortgage": The related mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

            "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

            "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

            "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, dated March 29, 2001, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

            "Mortgage Loan Schedule": As of any date (i) with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date, attached hereto as Exhibit D. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

      (1)   the Mortgage Loan identifying number;

      (2)   the city, state, and zip code of the Mortgaged Property;

      (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

      (4)   the occupancy status of the Mortgaged Property at origination;

      (5)   the original months to maturity;

      (6)   the date of origination;

      (7)   the first payment date;

      (8)   the stated maturity date;

      (9)   the stated remaining months to maturity;

      (10)  the original principal amount of the Mortgage Loan;

      (11)  the Principal Balance of each Mortgage Loan as of the Cut-off Date;

      (12) the Mortgage Interest Rate of the Mortgage Loan as of the date of origination;

      (13) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

      (14)  the next payment due date of the Mortgage Loan;

      (15)  the Loan-to-Value Ratio at origination;

      (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date; and

      (17) a code indicating whether the Mortgage Loan has a Prepayment Charge, the type of Prepayment Charge and the prepayment term;

            The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time in accordance with the provisions of this Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

            "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit D from time to time, and any REO Properties acquired in respect thereof.

            "Mortgaged Property": The related real property identified on the Mortgage Loan Schedule as securing the related Mortgage Loan.

            "Mortgagor": The obligor on a Mortgage Note.

            "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

            "Net Mortgage Interest Rate": With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

            "Net WAC Cap": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

            "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

            "Offered Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates.

            "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer or the Depositor, as applicable.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

            "Optional Termination Date": The first Distribution Date on which the Servicer may opt to terminate the Mortgage Pool pursuant to Section 10.01.

            "Original Class Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to the Class P, Class X and Class R Certificates, which have an Original Class Certificate Principal Balance of zero.

            "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

            "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

            "Overcollateralization Release Amount": With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Pass-Through Rate": Any of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, Class A-4 Pass-Through Rate, the Class A-5 Pass-Through Rate, the Class A-6 Pass-Through Rate, the Class A-7 Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate and the Class B Pass-Through Rate.

            "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

            "Percentage Interest": With respect to any Certificate (other than a Class P, Class X or Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class X, Class P or Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

            "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of Moody's and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A2 or higher by Moody's or A or higher by Fitch, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having the highest rating category by the applicable Rating Agency; and

            (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization or a non-U.S. Person.

            "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

            "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

            "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Fund, the Prepayment Charges so held being identified in the Prepayment Charge Schedule (other than any Servicer Prepayment Charge Payment Amount).

            "Prepayment Charge Schedule": As of any date, the list of Prepayment Charges included in the Trust Fund on such date, attached hereto as Schedule 1 (including the prepayment charge summary attached thereto) as supplemented by each schedule of Eligible Substitute Mortgage Loans which by their terms have related Prepayment Charges. The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

            (a) the Servicer's Mortgage Loan identifying number;

            (b) a code indicating the type of Prepayment Charge;

            (c) the date on which the first Monthly Payment was due on the related Mortgage Loan;

            (d) the term of the Prepayment Charge;

            (e) the  original  principal  balance  of the  related  Mortgage
Loan; and

            (f) the principal balance of the related Mortgage Loan as of the Cut-off Date.

The Prepayment Charge Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.

            "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

            "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus all collections credited against the principal balance of any such Mortgage Loan and the principal portion of Advances. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

            "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

            "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

            "Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal.

            "Private Certificates": Any of the Class P, Class X and Class R Certificates.

            "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Prospectus Supplement": That certain Prospectus Supplement dated March 27, 2001 relating to the public offering of the Offered Certificates.

            "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 10.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation. With respect to any Originator Mortgage Loan to be purchased pursuant to or as contemplated by
Section 2.10, the purchase price as set forth in Section 5 of the Originator Mortgage Loan Purchase Agreement.

            "Rating Agency or Rating Agencies": Fitch and Moody's, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

            "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan.

            "Record Date": With respect to all of the Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date).

            "Regular Certificate": Any of the Offered Certificates and the Class X Certificates.

            "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes and related Mortgages.

            "Relief Act": The Soldiers' and Sailors Civil Relief Act of 1940, as amended.

            "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

            "Remaining Initial Overcollateralization Amount": As of any Distribution Date, an amount equal to (a) the Initial Overcollateralization Amount minus (b) the sum of (i) any Overcollateralization Release Amounts distributed and (ii) Realized Losses allocated to the Class T1-4, Class T1-5 or Class T1-6 Interests.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            "REMIC 1 Regular Interests": The Class T1-1 Interest, Class T1-2 Interest, Class T1-3 Interest and Class T1-4 Interest.

            "REMIC 2 Pass-Through Rate": With respect to any Distribution Date, a rate obtained by dividing (A) the product of (i) 2 times (ii) the Net WAC Cap times (iii) the Class T1-2 Principal Amount by (B) the sum of (x) the Class T1-2 Principal Amount and (y) the Class T1-3 Principal Amount, such principal balances being determined before any reductions of principal balance or allocation of Realized Losses made on such Distribution Date.

            "REMIC 2 Regular Interests": The Class T2-1 Interest, Class T2-2 Interest, Class T2-3 Interest, Class T2-4 Interest, Class T2-11 Interest, Class T2-12 Interest and Class T2-13 Interest.

            "REMIC 3 Regular Interests": The Class T3-A1F Interest, Class T3-A2F Interest, Class T3-A3F Interest, Class T3-A4F Interest, Class T3-A5F Interest, Class T3-A6F Interest, Class T3-M1 Interest, Class T3-M2 Interest, Class T3-B Interest, Class T3-4 Interest, Class T3-11 Interest, Class T3-12 Interest and Class T3-13 Interest.

            "REMIC 4 Components": The Class T4-4, Class T4-11, Class T4-12, Class T4-13, Class T4-A1AIO, Class T4-A1FIO, Class T4-A2FIO, Class T4-A3FIO, Class T4-A4FIO, Class T4-A5FIO, Class T4-A6FIO, Class T4-A7FIO, Class T4-M1IO, Class T4-M2IO and Class T4-BIO Interests. Each of the REMIC 4 Components represents a regular interest in REMIC 4.

            "REMIC 4 Regular Interests": The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates, and Class T4-11 Interest, Class T4-12 Interest, Class T4-13 Interest, Class T4-A1FIO Interest, Class T4-A2FIO Interest, Class T4-A3FIO Interest, Class T4-A4FIO Interest, Class T4-A5FIO Interest, Class T4-A6FIO Interest, Class T4-A7FIO Interest, Class T4-M1IO Interest, Class T4-M2IO Interest and Class T4-BIO Interest.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC Regular Interest": As defined in the Preliminary Statement.

            "Remittance Report": A report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.07, containing the information attached hereto as Exhibit P.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

            "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section
3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section
3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

            "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

            "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

            "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a FNMA eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974).

            "Residual Certificate": The Class R Certificates.

            "Residual Interest": The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

            "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

            "Seller": Banc of America Mortgage Capital Corporation, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

            "Senior Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.

            "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

            "Servicer": Ameriquest Mortgage Company, a Delaware corporation, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

            "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

            "Servicer Event of Termination": One or more of the events described in Section 7.01.

            "Servicer Prepayment Charge Payment Amount": The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01, which amount shall be equal to the difference between the amount of Prepayment Charge due by a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was paid by the Mortgagor.

            "Servicer Remittance Date": With respect to any Distribution Date, one Business Day prior to such Distribution Date.

            "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08.

            "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and Distribution Date and for any calendar month, an amount equal to the equivalent of one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

            "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50% per annum.

            "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

            "Servicing Standard": Shall mean the standards set forth in Section 3.01.

            "Similar Law": As defined in Section 5.02(d) hereof.

            "Special Servicing Fee": As defined in Section 3.03 hereof.

            "Startup Day": As defined in Section 9.01(b) hereof.

            "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

            "Stepdown Date": The earlier to occur of (x) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero, and (y) the later to occur of (A) the Distribution Date in April 2004 and (B) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is less than or equal to 76.00% of the Pool Balance as of the last day of the related Collection Period.

            "Subordinated Certificates": The Class M-1, Class M-2, Class B, Class X and Class R Certificates.

            "Subsequent Overcollateralization Amount": As of any Distribution Date, after the application of principal payments and Applied Realized Loss Amounts, an amount equal to the excess, if any of (a) the Pool Balance over (b) the sum of (i) the Certificate Principal Balance of each Class of Offered Certificates and (ii) the Remaining Initial Overcollateralization Amount.

            "Substitution Adjustment Amount": As defined in Section 2.03(d) hereof.

            "Targeted Overcollateralization Amount": As of any Distribution Date, (x) prior to the Stepdown Date, 0.50% of the initial Pool Balance, (y) on and after the Stepdown Date and if a Trigger Event is not in effect, the lesser of (i) the Targeted Overcollateralization Amount for the immediately preceding Distribution Date and (ii) greater of (A) 1.00% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the initial Pool Balance and (z) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

            "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

            "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            "Termination Price": As defined in Section 10.01(a) hereof.

            "Trigger Event": With respect to any Distribution Date on or after the Stepdown Date, if the six-month rolling average of 60+ Day Delinquent Loans (expressed as a percentage of the Pool Balance) equals or exceeds 50% of the Senior Enhancement Percentage.


            "Trust": 2001-AQ1 Trust, the trust created hereunder.

            "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which four REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof,
(iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Collection Account, the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

            "Trustee": Bankers Trust Company of California, N.A., a national banking association, or any successor Trustee appointed as herein provided.

            "Trustee Fee": With respect to any Distribution Date, the product of
(x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

            "Trustee Fee Rate": With respect to any Distribution Date, 0.01% per annum.

            "Underwriters": Banc of America Securities LLC, Chase Securities Inc. and Countrywide Securities Corporation, as underwriters with respect to the Offered Certificates.

            "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

            "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and
(ii) the sales price of the related Mortgaged Property.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights. The percentage of all the Voting Rights allocated among the Holders of the Class X Certificate shall be 2%. The Class P and Class R Certificates shall have no Voting Rights.

            "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to issue the Certificates.

            Section 1.02 Accounting.

            Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement, and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

            In connection with such transfer and assignment, the Depositor, does hereby deliver (or cause to be delivered) to, and deposit with the Trustee, or the Custodian on the Trustee's behalf, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

      (i)   the  original  Mortgage  Note,  endorsed  either  (A) in  blank or
            (B) in the following form: "Pay to the order of Bankers Trust Company of California, N.A., as Trustee under the Pooling and Servicing Agreement, dated March 29, 2001, among Asset Backed Funding Corporation, Ameriquest Mortgage Company and Bankers Trust Company of California, N.A., ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

      (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

      (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or
            (B) to "Bankers Trust Company of California, N.A., as Trustee under the Pooling and Servicing Agreement, dated March 29, 2001, among Asset Backed Funding Corporation, Ameriquest Mortgage Company and Bankers Trust Company of California, N.A., ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, without recourse";

      (iv) an original copy of any intervening assignment of Mortgage showing a complete chain of assignments from the originator of the Mortgage Loan to Ameriquest Mortgage Company with evidence of recording thereon;

      (v) the original or a certified copy of lender's title insurance policy; and

      (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

            The Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

            The Servicer shall promptly (and in no event later than thirty days following the Closing Date) submit or cause to be submitted for recording, at the Depositor's expense and at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Section 2.01(iii) above required to be recorded as provided below. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall cause the Seller to promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            If any of the documents referred to in Section 2.01(ii), (iii) or
(iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Depositor shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            Upon discovery or receipt of notice that any document in a Mortgage File is inconsistent with the information set forth on the related Mortgage Loan Schedule or that a document is missing from, a Mortgage File, or is materially mutilated, damaged or torn, the Seller shall have 120 days to cure such defect or 365 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

            The Depositor shall cause the Assignments of Mortgage which were delivered in blank to be completed. No Assignments referred to in Section 2.01(iii) hereof shall be recorded except (i) any Assignment which relates to a Mortgage Loan on a Mortgaged Property in Florida or Maryland unless the Trustee and the Rating Agencies have received from the Depositor an Opinion of Counsel to the effect that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan in such jurisdiction or (ii) any Assignment which related to a Mortgage Loan on a Mortgaged Property in a state where recordation is required by either Rating Agency to obtain the initial ratings on the Certificates. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Depositor shall cause to be completed such endorsements "Pay to the order of Bankers Trust Company of California, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of March 29, 2001, among Asset Backed Funding Corporation, Ameriquest Mortgage Company and Bankers Trust Company of California, N.A., ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, without recourse."

            The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

            Section 2.02 Acceptance by Trustee.

            The Trustee acknowledges the receipt of, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and the assignment of all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

            The Trustee agrees, for the benefit of the Certificateholders, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant
Section 2.01 of this Agreement (other than any document listed in Section 2.01(vi) not reflected on the Mortgage Loan Schedule) are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (5), (7), (10) and
(13) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

            Prior to the first anniversary date of this Agreement the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

            If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing, materially mutilated, damaged or torn or containing information inconsistent with the information set forth in the Mortgage Loan Schedule, at the conclusion of its review the Trustee shall so notify the Seller, the Depositor and the Servicer. In addition, upon the discovery by the Depositor, the Servicer or the Trustee of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

            The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

            Section 2.03 Repurchase or Substitution of Mortgage Loans.

            (a) Upon discovery or receipt of written notice that any document in a Mortgage File is materially inconsistent with the related Mortgage Loan Schedule, or that a document is missing from a Mortgage File or it is materially mutilated, damaged or torn, or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders, the Trustee (or the Custodian, as applicable) shall promptly notify the Seller and the Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 120 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day period, if the Seller shall have commenced to cure such breach within such 120 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

            With respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Seller set forth in this Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

            (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

            (c) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller substitutes a Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Servicer a certification with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement in each case as of the date of substitution.

            For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

            In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under
Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

            (d) Upon discovery by the Seller, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

            Section 2.04 [Reserved].

            Section 2.05 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

            (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

            (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

            (iii) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

            (iv) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (v) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

            (vi) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained; and

            (vii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

            Section 2.06 Representations and Warranties of the Depositor.

            The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

            (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

            (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

            (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

            (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

            (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

            (vi) The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

            (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

            (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

            (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
      (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

            Section 2.07 Issuance of Certificates and the Uncertificated Regular Interests.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it (or the Custodian, as bailee and Custodian of the Trustee) of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class P, Class X and Class R Certificates) in minimum dollar denominations or $25,000 and integral dollar multiples of $1 in excess. The Class P, Class X and Class R Certificates are issuable only in minimum Percentage Interests of 25%. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests, the uncertificated REMIC 2 Regular Interests, the uncertificated REMIC 3 Regular Interests, and declares that it hold such regular interests as assets of REMIC 2, REMIC 3 and REMIC 4, respectively. The Trustee acknowledges the issuance of the uncertificated REMIC 4 Components, and declares that it holds the same on behalf of the Holders of the Class X Certificates. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

            Section 3.01 Servicer to Act as Servicer.

            The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of sub-prime mortgage servicers servicing similar mortgage loans in the same jurisdiction as the Mortgaged Property, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement (the "Servicing Standards").

            Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) the Servicer shall not permit any modification with respect to any Mortgage Loan that would
(i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury Regulations and (y) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagor any reports required to be provided to them thereby. By the execution of the Agreement, the Trustee hereby grants to the Servicer, a power of attorney to enable the Servicer to carry out its servicing and administrative duties hereunder.

            In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Certificateholders' reliance on the Servicer.

            The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

            Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by then applicable law. If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment in full due to any action or omission of the Servicer, other than as provided above, the Servicer shall, within 90 days of the date on which the Principal Prepayment in full is remitted to the Trustee, deliver to the Trustee the amount of such Prepayment Charge (or such portion thereof as had been waived) for deposit into the Distribution Account for distribution in accordance with the terms of this Agreement.

            Section 3.02 Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with the Servicing Standards set forth in this Agreement and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, where applicable, the Servicer will take special care in ascertaining and estimating annual Escrow Payments that, as provided in the Escrow Agreement, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 3.03 Realization Upon Defaulted Mortgage Loans.

            In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders.

            In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as it would exercise or use under the circumstances in the conduct of its own affairs and consistent with Applicable Regulations and the Servicing Standards, including, without limitation, advancing funds for the payment of taxes and insurance premiums with respect to first lien Mortgage Loans; provided however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of the Class X Certificates. Such agreement shall be in a form acceptable to each Rating Agency such that the ratings of the Certificates in effect immediately prior to entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may provide that the special servicer will be entitled to receive certain fees the "Special Servicing Fees" payable from the Monthly Excess Cashflow Amount as set forth in Section 4.02(b)(x).

            Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, stating that:

            A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this
Section 3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

            If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

            Section 3.04 Collection Account and Distribution Account.

            (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts. Each Collection Account shall be an Eligible Account.

            The Servicer shall deposit in the Collection Account on a daily basis within three Business Days of receipt, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate;

            (iii) all proceeds from a Cash Liquidation;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

            (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13; and

            (vii) all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans.

            Any interest paid on funds deposited in the Collection Account, subject to Section 3.25, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05(v). The foregoing requirements for deposit from the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties that are not Prepayment Charges, and assumption fees need not be deposited by the Servicer in the Collection Account.

            (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by the close of business New York time on the Servicer Remittance Date, (i) that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account, (ii) the amount of all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans then on deposit in the Collection Account (other than any such Prepayment Charges received after the related Prepayment Period) and (iii) any Servicer Prepayment Charge Payment Amount. Amounts in the Distribution Account shall be deemed to be held on behalf of the related REMICs in accordance with the REMIC distributions set forth in Section 4.09.

            (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.25. The Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

            (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

            (i) any Advances, as required pursuant to Section 4.07;

            (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

            (iii) any Prepayment Charges or amounts in connection with the waiver of such Prepayment Charges, in each case required to be deposited pursuant to Section 3.01;

            (iv) any amounts required to be deposited in the Distribution Account pursuant to Sections 2.03, 3.04, 3.16, 3.23 or 4.07; and

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

            (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall, unless such funds have been received from the Servicer, notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.25(b) in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

            (f) Any Prepayment Charges and Servicer Prepayment Charge Payment Amounts deposited pursuant to Section 3.04(a)(vii) shall not be assets of any REMIC created hereunder, but shall be considered assets of the Grantor Trust held by the Trustee for the benefit of the Class P Certificateholders.

            Section 3.05 Permitted Withdrawals From the Collection Account.

            The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

            (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.04(b) or permitted to be so remitted pursuant to the first sentence of Section 3.04(d);

            (ii) to reimburse itself for Advances and Servicing Advances; the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent payments of (a) principal and/or interest respecting which any such Advance was made or (b) Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds respecting which any such Servicing Advance was made;

            (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed Advances to the extent that such amounts are deemed to be Nonrecoverable Advances, and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable from the disposition of REO Property pursuant to Section 3.03 or Section
      3.13 hereof;

            (iv) to reimburse itself for any amounts paid pursuant to Section
      3.03 (and not otherwise previously reimbursed);

            (v) to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date) and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(ii);

            (vi) to reimburse itself for any amounts paid pursuant to Section
      6.03 (and not otherwise previously reimbursed); and

            (vii) to clear and terminate the Collection Account upon the termination of this Agreement.

            The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

            Section 3.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis within three Business Days of receipt, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 3.07 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of Escrow Payments, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to transfer to the Collection Account any insurance proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

            In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

            Section 3.08 Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

            With respect to each Mortgage Loan subject to an Escrow Agreement, the Servicer shall maintain accurate records reflecting the status of taxes, which are or may become a lien upon the Mortgaged Property and the status of fire, flood (if applicable) and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Escrow Agreement or Applicable Regulations. To the extent that a Mortgage Loan is not subject to an Escrow Agreement, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

            Section 3.09 Transfer of Accounts.

            The Servicer may transfer the Collection Account or the Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the Trustee and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

            Section 3.10 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property,
(y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

            Section 3.11 Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

            Section 3.12 Fidelity Bond, Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Selling and Servicing Guide or by FHLMC in the FHLMC Servicer's Guide. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Trustee.

            Section 3.13 Title, Management and Disposition of REO Property.

            (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee. Pursuant to the power of attorney granted in
Section 3.01, the Servicer is hereby authorized to acquire, transfer and dispose of any REO Property taken in the name of the Trustee pursuant to this Section
3.23 without further documentation of its authority as attorney in fact for the Trustee on behalf of the Trust.

            (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue Service, more than 60 days before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period, unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; or (ii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Collection Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.05.

            Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title and possession thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

            With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall deposit or cause to be deposited, on a daily basis, within three Business Days of receipt, into the Collection Account, all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

            The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month, if applicable. Such operation statement shall be accompanied by such other information as the Trustee shall reasonably request.

            The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

            Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account and shall be distributed to the Trust in the month following receipt thereof in accordance with Section 4.01.

            Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

            Section 3.14 Due-on-Sale Clauses; Assumption and Substitution Agreements.

            When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Trustee and the Depositor to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian, as the case may be) the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee (or the Custodian, as the case may be) to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. Except as otherwise provided in
Section 3.01, in connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

            Section 3.15 [Reserved].

            Section 3.16 Optional Purchases of 60+ Day Delinquent Loans by Depositor.

            The Depositor may, at its option, repurchase any 60+ Day Delinquent Loan or any Mortgage Loan or REO Property for which the Servicer has accepted a deed in lieu of foreclosure. Prior to repurchase pursuant to this Section 3.16, the Servicer shall be required to continue to make monthly advances pursuant to
Section 4.07. The Depositor shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The Depositor shall purchase such (i) 60+ Day Delinquent Loan at a price equal to the Principal Balance of the Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest has last been paid to the Trust Fund to the date of purchase plus any unreimbursed Servicing Advances and Advances or (ii) REO Property at its fair market value as determined in good faith by the Servicer. The purchase price for the repurchased Mortgage Loan or REO Property shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to, or at the direction of, the Depositor, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Depositor shall furnish to it and as shall be necessary to vest in the Depositor any Mortgage Loan or REO Property released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File.

            Section 3.17 Trustee to Cooperate; Release of Files.

            (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee (or the Custodian as the case may be) an executed copy of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee (or the Custodian as the case may be) shall promptly release the related Mortgage File, in trust to (i) the Servicer, or
(ii) such other party identified in the related Request for Release. No expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account or the Distribution Account, excepting therefrom recording fees that are not recovered from the related Mortgagor.

            (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee (or the Custodian, as the case may be) of an executed copy of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian, as the case may be) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee (or the Custodian, as the case may be) to the Servicer.

            (c) Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (w) either (A) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions or (B) other evidence satisfactory to the Servicer; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.

            Section 3.18 Servicing Compensation.

            As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties). The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account and similar items, to the extent collected from Mortgagors.

            Section 3.19 Annual Statement as to Compliance.

            (a) The Servicer, at its own expense, will deliver to the Trustee and the Depositor, not later than April 30 following the end of the fiscal year of the Servicer which as of the Startup Day ends on the last day of December, commencing in 2002, a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year (or such shorter period in the case of the first such report) and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

            (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            Section 3.20 Annual Independent Certified Public Accountants'
Reports.

            (a) Not later than April 30 following the end of each fiscal year of the Servicer commencing in 2002, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Trustee and the Depositor a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by FHLMC, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. The Servicer shall furnish a copy of such report to the Trustee, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request, provided that such statement has been delivered by the Servicer to the Trustee.

            (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            (c) The Trustee shall, on behalf of the Trust Fund, prepare, sign and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which the Depositor determines are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Upon the request of the Trustee, each of the Seller, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.21 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall provide to the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

            Section 3.22 [Reserved].

            Section 3.23 Obligations of the Servicer in Respect of Compensating Interest.

            Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date.

            Section 3.24 [Reserved].

            Section 3.25 Investment of Funds in the Collection Account and the Distribution Account.

            (a) The Servicer may direct any depository institution maintaining the Collection Account and the Trustee may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.25, each an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee or the Servicer, as applicable (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            Section 3.26 Liability of Servicer; Indemnification.

            (a) Subject to clause (b) below and Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standards. The Servicer shall immediately notify the Trustee, the Depositor and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or Certificateholder in respect of such claim. The provisions of this Section 3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

            (b) None of the Depositor, the Servicer, or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

            The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

            Section 3.27 Reports of Foreclosure and Abandonment of Mortgaged Properties.

            On or before April 30 of each year beginning in 2002, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service and provide an Officer's Certificate certifying its compliance with this Section
3.27 to the Trustee. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

            Section 3.28 No Personal Solicitation.

            From and after the Closing Date, the Servicer hereby agrees that it will not directly solicit the borrower or obligor under any Mortgage Loan to refinance such Mortgage Loan, in whole or in part. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Mortgage Loan made within 30 days following receipt by the Servicer of a pay-off request or verification of mortgage and promotions undertaken by the Servicer or an Affiliate of the Servicer which are directed to the general public or segments thereof (including without limitation, bulk mailings, newspaper, radio, internet and television advertisements) shall not constitute solicitation under this
Section 3.28.


                                   ARTICLE IV

                                  FLOW OF FUNDS

            Section 4.01 Interest Distributions.

            On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Interest Remittance Amount, to the extent available in the Distribution Account, and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

            (i) to the Trustee, the Trustee Fee for such Distribution Date;

            (ii) concurrently, to the Class A-1, Class A-2, A-3, Class A-4, A-5, Class A-6 and Class A-7 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;

            (iii) concurrently, to the Class A-1, Class A-2, A-3, Class A-4, A-5, Class A-6 and Class A-7 Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class A-1, Class A-2, A-3, Class A-4, A-5, Class A-6 and Class A-7 Certificates, respectively;

            (iv) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (v) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

            (vi) to the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

            (vii) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

            Section 4.02 Distributions of Principal and Monthly Excess Cashflow Amounts.

            (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Trustee, to the extent of the Principal Distribution
Amount:

            (i) before the Stepdown Date or with respect to which a Trigger Event is in effect:

                  (A) sequentially to the Holders of the Class A-1, A-2, A-3,
            A-4, A-5, Class A-6 and Class A-7 Certificates, in accordance with the Class A Priority Distribution;

                  (B) to the Holders of the Class M-1 Certificates, 100% of the
            remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                  (C) to the Holders of the Class M-2 Certificates, 100% of the
            remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                  (D) to the Holders of the Class B Certificates, 100% of the
            remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

                  (E) any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (A) (B), (C) and
            (D) shall be applied as set forth in Section 4.02(b).

            (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect:

                  (A) the lesser of (x) the Principal Distribution Amount and
            (y) the Class A Principal Distribution Amount to the Class A Certificates in accordance with the Class A Priority Distribution, until the Certificate Principal Balance of each such Class has been reduced to zero;

                  (B) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (A) above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (C) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause (A) above and the amount distributed to the Class M-1 Certificates in clause (B) above and
            (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (D) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above and the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (E) any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (A), (B), (C) and
            (D) above shall be applied as set forth in Section 4.02(b).

            (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

            (i) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date, pro rata, among the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates;

            (ii) to pay the remaining Interest Carry Forward Amounts for the Classes of Class A Certificates, if any, pro rata, among the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates;

            (iii) to pay the Extra Principal Distribution Amount for such Distribution Date in accordance with Section 4.02(a);

            (iv) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

            (v) to pay the remaining Class M-1 Interest Carry Forward Amount, if any;

            (vi) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

            (vii) to pay the remaining Class M-2 Interest Carry Forward Amount, if any;

            (viii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class B Certificates;

            (ix) to pay the remaining Class B Interest Carry Forward Amount, if any;

            (x) to pay the Special Servicing Fees for such Distribution Date and any accrued and unpaid Special Servicing Fees which remain unpaid from any previous Distribution Date;

            (xi) to pay the Trustee for any reasonable fees and expenses and indemnification in accordance with Section 8.05; and

            (xii) to the Class X Certificates, the Class X Distributable Amount for such Distribution Date.

            On each Distribution Date, there shall be distributed to the Holders of the Class R Certificates in respect of the Class R-1 Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a), 4.02(b)(i)-(xvii) and 4.02(c).

            (c) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment in full of any of the Mortgage Loans or any Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates.

            Section 4.03 Allocation of Losses.

            Realized Losses shall be allocated first against the Remaining Initial Overcollateralization Amount and second to the Subsequent Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated against the Class B, Class M-2, Class M-1 and the Senior Certificates, in that order and until the respective Certificate Principal Balances thereof are reduced to zero. Any allocation to the Senior Certificates shall be further allocated among the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, pro rata, on the basis of their respective Certificate Principal Balances. No allocation of Realized Losses shall be made to the Class P Certificates.

            Section 4.04 Method of Distribution.

            The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

            Section 4.05 Distributions on Book-Entry Certificates.

            Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

            Section 4.06 Statements.

            (a) On each Distribution Date, based, as applicable, on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at http:\\www-apps.gis.deutsche-bank.com\invr, a statement as to the distributions made on such Distribution Date:

            (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

            (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class X Distributable Amount, separately identified;

            (iii) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Overcollateralization Target Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

            (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period and accrued and unpaid Special Servicing Fees;

            (v) the aggregate amount of Advances for the related Collection Period;

            (vi) the Pool Balance at the close of business at the end of the related Collection Period;

            (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

            (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

            (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

            (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

            (xii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

            (xiii) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

            (xiv) the Accrued Certificate Interest in respect of each Class of Offered Certificates for such Distribution Date, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

            (xvi) the amount of the Trustee Fee paid;

            (xvii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

            (xviii) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

            (xix) the Available Funds;

            (xx) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

            (xxi) the Liquidation Report for such Distribution Date;

            (xxii) the aggregate Principal Balance of Mortgage Loans purchased by the Seller during the related Collection Period and indicating the Section of this Agreement requiring or allowing the purchase of each such Mortgage Loan; and

            (xxiii) the aggregate Principal Balance of the Mortgage Loans repurchased by the Depositor during the related Collection Period in connection with Section 3.16.

            The Trustee's obligation pursuant to this Section 4.06 are limited to the extent of its receipt of all necessary information from the Servicer. The Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer.

            In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed in a separate Section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

            (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xv) and (xx) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

            (c) On each Distribution Date, the Trustee shall make available on its website the same information to the Class R Certificateholders as that provided to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Class R Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

            Section 4.07 Remittance Reports; Advances.

            (a) On the second Business Day following each Determination Date but in no event less than four Business Days prior to the related Distribution Date, the Servicer shall deliver to the Trustee by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date as delivery of the Remittance Report, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by
Section 4.01, 4.02 and 4.03 and to prepare the statements to Certificateholders contemplated by Section 4.06. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

            (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date.

            On or before the close of business New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance
Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

            (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to
(d) below, and, with respect to any Mortgage Loan, shall continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

            (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor and the Trustee.

            Section 4.08 [Reserved].

            Section 4.09 REMIC Distributions.

            (a) REMIC 4. Interest (and in the case of the Class T4-4 Interest, principal) shall be deemed distributed to each Class of REMIC 4 Components as follows: (i) the Class T4-4, Class T4-11, Class T4-12 and Class T4-13 Interests shall be entitled to all distributions on the Class T3-4, Class T3-11, Class T3-12 and Class T3-13 Interests, respectively; and (ii) the Class T4-A1FIO, Class T4-A2FIO, Class T4-A3FIO, Class T4-A4FIO, Class T4-A5FIO, Class T4-A6FIO, Class T4-A7FIO, Class T4-M1IO, Class T5-M2IO and Class T4-BIO Interests shall be entitled to a specified portion of interest payments consisting of the excess of interest distributable on each of the Class T3-A1F, Class T3-A2F, Class T3-A3F, Class T3-A4F, Class T3-A5F, Class T3-A6F, Class T3-A7F, Class T3-M1, Class T3-M2 and Class T3-B Interests over interest distributable on the Class A-1, Class A-2, Class A-3, Class A-4. Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates, respectively. Any shortfalls of interest, including any Realized Losses allocated to reduce the Subsequent Overcollateralization Amount, shall be borne, first, by the REMIC 4 Components, pro rata based on interest accrued, before being allocated to the Class T4 P&I Certificates. Realized Losses allocated to the Class T4-4 Interest shall equal Realized Losses allocated to the Class T3-4 Interest pursuant to Section 4.09(b). The Class X/N Interest shall be deemed to receive the aggregate of the amounts distributable in respect of the REMIC 4 Components. Any portion of the Available Funds remaining in REMIC 4 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-4 Interest.

            (b) REMIC 3. On each Distribution Date, the timing and amounts of principal and interest distributions and allocations of Applied Realized Loss Amounts and Realized Loss Amortization Amounts on the Classes of REMIC 3 Regular Interests identified as Corresponding Classes shall be identical to the timing, amounts and allocations in respect of Corresponding Classes of REMIC 4 Regular Interests pursuant to Section 4.09(a). The Class T3-4 Interest shall be entitled to all distributions on the Class T2-4 Interest. Interest shortfalls will reduce interest payable, first, on the Class T3-4 Interest, to the same extent that interest shortfalls are allocable to the Class T2-4 Interest; second, on the Class T3-11, Class T3-12 and Class T3-13 Interests, pro rata; third, on the Class T3-B, Class T3-M2 and Class T3-M1 Interests, in that order; and fourth, on the Class T3-A1F, Class T3-A2F, Class T3-A3F, Class T3-A4F, Class T3-A5F, Class T3-A6F and Class T3-A7F Interests, pro rata; provided, that the portion of the interest payable on the Class T3-B, Class T3-M2, Class T3-M1, Class T3-A1F, Class T3-A2F, Class T3-A3F, Class T3-A4F, Class T3-A5F, Class T3-A6F and Class T3-A7F Interests attributable to the Class T4-BIO, Class T4-M2IO, Class T4-M1IO, Class T4-A1FIO, Class T4-A2FIO, Class T4-A3FIO, Class T4-A4FIO, Class T4-A5FIO, Class T4-A6FIO and Class T4-A7FIO Interests shall bear interest shortfalls pro rata and prior to the allocation of any remaining shortfalls to such Interests. Amounts of principal and interest distributed in respect of, and Realized Losses allocated to, the Class T3-4 Interest shall equal the allocations made to the Class T2-4 Interest, reduced by any allocation of interest shortfalls to the Class T3-4 Interest pursuant to the preceding sentence. Amounts in the Distribution Account deemed distributed in respect of the REMIC 3 Regular Interests shall be treated as held by REMIC 4 for distribution in accordance with Sections 4.09(a). Any portion of Available Funds remaining in REMIC 3 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-3 Interest.

            (c) REMIC 2. On each Distribution Date, the timing and amounts of principal distributions and allocations of Realized Losses on each Class of REMIC 2 Regular Interests shall be identical to the timing, amounts and allocations in respect of the corresponding Classes of REMIC 1 Regular Interests pursuant to Section 4.09(d). For these purposes, the Class T2-1 and Class T2-11 Interests correspond to the Class T1-1 Interest, the Class T2-2 and Class T2-12 Interests correspond to the Class T1-2 Interest, the Class T2-3 and Class T2-13 Interests correspond to the Class T1-3 Interest, and the Class T2-4 Interest corresponds to the Class T1-4 Interest. Interest will accrue on each of the Class T2-1, Class T2-2 and Class T2-3 Interests at the REMIC 2 Pass-Through Rate. Interest will accrue on each of the Class T2-11, Class T2-12 and Class T2-13 Interests at the excess, if any, of the Net WAC Cap over the REMIC 2 Pass-Through Rate. Interest will accrue on the Class T2-4 Interest at the Net WAC Cap. Any shortfalls of interest will be allocated, first, to the Class T2-4 Interest to the extent that interest shortfalls are allocated to the Class T1-4 Interest; second, pro rata, to the Class T2-11, Class T2-12 and Class T2-13 Interests; and third, pro rata, to the Class T2-1, Class T2-2 and Class T2-3 Interests. Amounts in the Distribution Account deemed distributed in respect of the REMIC 2 Regular Interests shall be treated as held by REMIC 3 for distribution in accordance with Section 4.09(b). Any portion of Available Funds remaining in REMIC 2 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-2 Interest.

            (d) REMIC 1. On each Distribution Date, the REMIC 1 Regular Interests shall receive distributions of interest and principal equal in the aggregate to amounts distributable pursuant to Sections 4.01 and 4.02 (other than to the Class R Certificates in respect of the Class R-1 Interest) from amounts on deposit in the Distribution Account. Such amounts with respect to interest shall accrue at the Net WAC Cap on each REMIC 1 Regular Interest. Any shortfalls of interest will be allocated, first, to the Class T1-4 Interest, and second, to the Class T1-1, Class T1-2 and Class T1-3 Interests, pro rata based on interest accrued. Amounts in reduction of principal balance of the REMIC 1 Regular Interests shall be allocated to the Class T1-1, Class T1-2 and Class T1-3 Interests in the aggregate in an amount equal to the Principal Remittance Amount less the lesser of Overcollateralization Release Amount and the Remaining Initial Overcollateralization Amount. Such aggregate amount shall be allocated so that the principal balance of the Class T1-1, Class T1-2 and Class T1-3 Interests equal the amounts specified in the definitions thereof in Article I. The portion of the Principal Remittance Amount equal to the lesser of the Overcollateralization Release Amount and the Remaining Initial Overcollateralization Amount shall be allocated to reduce the principal balance of the Class T1-4 Interest, until it is reduced to zero. Realized Losses shall be allocated first to the Class T1-4 Interest, until such Class is reduced to zero, and then pro rata to the Class T1-1, Class T1-2 and Class T1-3 Interests. Such amounts with respect to principal and any Realized Losses with respect to principal shall reduce the principal balances of the REMIC 1 Regular Interests so that, in the aggregate, such balances correspond to the Pool Balance of the Mortgage Loans as of the last day of the related Due Period. Amounts in the Distribution Account deemed distributed in respect of the REMIC 1 Regular Interests shall be treated as held by REMIC 2 for distribution in accordance with Section 4.09(c). Any amounts remaining in REMIC 1 on a Distribution Date shall be distributed to the Class R Certificates in respect of the Class R-1 Interest.

            (e) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.09 (other than on the Certificates) are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02 hereof.


                                    ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class B, Class P, Class X, and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1 in excess thereof. The Class P, Class X and Class R Certificates are issuable only in minimum Percentage Interests of 25%.

            The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates shall be Book-Entry Certificates. The Class X and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

            Section 5.02 Registration of Transfer and Exchange of Certificates.

            (a) The Certificate Registrar shall cause to be kept a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided and shall maintain the Certificate Register at the offices of the Trustee designated from time to time for such purposes. As of the Closing Date, the Trustee designates its offices located at 123 Washington Street, New York, New York 10006 for such purpose.

            Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

            (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Termination, the Certificate Owners of each Class of Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Servicer's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) Except with respect to the initial transfer of the Private Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit J) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of
Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or any materially similar provisions of applicable federal, state or local law ("Similar Law") nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer. For purposes of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA, the Code or Similar Law shall be void and of no effect.

            Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

            A. an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

            B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

            (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

            (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

            (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

            (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            The Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

            Section 5.05 Appointment of Paying Agent.

            (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Rating Agencies.

            (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it. Any Paying Agent shall be afforded the same protection as given to the Trustee.


                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

            Section 6.01 Liability of the Servicer and the Depositor.

            The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

            Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.

            Any entity into which the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

            Section 6.03 Limitation on Liability of the Servicer and Others.

            Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor only pursuant to Section 3.04. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

            Section 6.04 Servicer Not to Resign.

            Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

            Section 6.05 Delegation of Duties.

            In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.


                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Servicer Events of Termination.

            (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

            (i) (A) The failure by the Servicer to make any Advance, or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement; in each case, which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights; or

            (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

            (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

            (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (v) The aggregate amount of 60+ Day Delinquent Loans since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds 50% of the Senior Enhancement Percentage.

            (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 2:00 P.M., New York time, on the Distribution Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii),
(iv) and (v) above, the Trustee shall, at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency and the Depositor. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer (all unreimbursed Advances and Servicing Advances previously made by the Servicer shall be deducted from all such funds prior to remittance of the remaining funds to the Trustee). All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

            Section 7.02 Trustee to Act; Appointment of Successor.

            (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to
Section 7.01 or 6.04, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, immediately upon assuming the duties as a successor Servicer, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer. The appointment of a successor servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the Trustee pursuant to Section 3.26, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement or for any of obligations to repurchase Mortgage Loans. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

            Section 7.03 Waiver of Defaults.

            The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

            Section 7.04 Notification to Certificateholders.

            (a) Upon any termination or appointment of a successor the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

            (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

            Section 7.05 Survivability of Servicer Liabilities.

            Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.


                                  ARTICLE VIII

                                   THE TRUSTEE

            Section 8.01 Duties of Trustee.

            The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller or the Depositor hereunder. If any such instrument is found not to conform on their face in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

            (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

            (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01 or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Majority Certificateholders.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

            Section 8.02 Certain Matters Affecting the Trustee.

            (a) Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee may prescribe;

            (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

            (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

            (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Servicer;

            (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent appointed and supervised, or attorney appointed with due care; and

            (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

            Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files pursuant to Section 2.01. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer).

            Section 8.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Depositor or their Affiliates.

            Section 8.05 Trustee Fees and Expenses.

            The Trustee shall be entitled to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder. The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. In addition, the Trustee and its officers, directors, employees and agents shall be indemnified by the Trust from, and held harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

            Section 8.06 Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by Fitch and Baa3 by Moody's and a long term debt rating of at least A1 or better by Moody's, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

            Section 8.07 Resignation or Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

            The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

            Section 8.08 Successor Trustee.

            Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

            No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

            Section 8.09 Merger or Consolidation of Trustee.

            Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies and the Servicer.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

            Section 8.11 Limitation of Liability.

            The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 8.12 Trustee May Enforce Claims Without Possession of Certificates.

            (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            (b) The Trustee shall afford the Seller, the Depositor, the Servicer and each Certificateholder upon two Business Days notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor, the Servicer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 8.13 Suits for Enforcement.

            In case a Servicer Event of Termination or other default by the Servicer hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 8.14 Waiver of Bond Requirement.

            The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 8.15 Waiver of Inventory, Accounting and Appraisal Requirement.

            The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

            Section 8.16 Appointment of Custodian.

            The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article VIII, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian will be a depositary institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and afforded the same protections hereunder as the Trustee.


                                   ARTICLE IX

                     REMIC AND GRANTOR TRUST ADMINISTRATION

            Section 9.01 REMIC Administration.

            (a) The Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

            (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

            (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause
(i) above from the Collection Account.

            (d) The Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

            (e) The Holder of the Class R Certificates holding the largest Percentage Interest shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC, and the Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

            (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicer, nor the Holder of any Residual Certificate shall take any action or cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

            (g) Each Holder of a Residual Certificate shall pay when due its pro rata share of any and all taxes imposed on any REMIC by federal or state governmental authorities. To the extent that such REMIC taxes are not paid by Residual Certificateholders, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in each REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Certificates, as the case may be.

            (h) The Trustee, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC on a calendar year and on an accrual basis.

            (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

            (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

            (k) On or before April 15 of each calendar year beginning in 2002, the Servicer shall deliver to the Trustee and each Rating Agency an Officer's Certificate stating the Servicer's compliance with the provisions of this
Section 9.01.

            (l) The Servicer shall pay annually as an expense of the Trust Fund, without rights of reimbursement therefor, the annual minimum franchise tax imposed on the REMICs by Sections 23153 and 24874 of the California Revenue and Taxation Code.

            Section 9.02 Prohibited Transactions and Activities.

            Neither the Seller, the Depositor, the Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to
Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

            Section 9.03 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

            In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

            Section 9.04 REO Property.

            (a) Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

            (b) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the close of the third calendar year beginning after the year of its acquisition by the Trust Fund unless the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, any REMIC may hold REO Property for a longer period without adversely affecting its REMIC status or causing the imposition of a Federal or state tax upon any REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value as determined in good faith by the Servicer for such longer period as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property by September 30 of the third year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the applicable period, (i) purchase such REO Property at a price equal to the REO Property's fair market value as determined in good faith by the Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the applicable period.

            Section 9.05 Grantor Trust Administration.

            The parties intend that the portions of the Trust Fund consisting of the right of the Class P Certificates to receive Prepayment Charges and Servicer Prepayment Charge Payment Amounts shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to the Holders of the Class P Certificates and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, their allocable shares of income with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination.

            (a) The respective obligations and responsibilities of the Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth and other than as set forth in Section 7.05) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the Majority Class X Certificateholders or the Servicer of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The Majority Class X Certificateholders may, at its option, or if such option is not exercised by the Majority Class X Certificateholders, the Servicer may, terminate the Mortgage Loans in the Trust Fund and retire the Offered Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding
(i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loans and (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the Servicer (the "Termination Price").

            In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase.

            Any such purchase shall be accomplished by delivery to the Trustee for deposit into the Distribution Account as part of Available Funds on the Determination Date before such Distribution Date of the Termination Price.

            (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

            (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

            (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Class R Certificateholders for payment.

            Section 10.02 Additional Termination Requirements.

            (a) In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 and shall specify such date in the final federal income tax return of each REMIC;

            (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Servicer for cash; and

            (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) to the Holders of each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates, the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Pass-Through Rate, (B) to the Class X Certificates, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section 4.09 and (D) to the Class R Certificateholders, all cash on hand after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

            (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment.

            This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee; and without the consent of the Certificateholders,
(i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through
(iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

            In addition, this Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies.

            Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

            Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this 11.01 Section that affects its rights, duties and immunities under this Agreement or otherwise.

            Section 11.02 Recordation of Agreement; Counterparts.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

            Section 11.05 Notices.

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first Class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration:
BA01A1, or such other address as may hereafter be furnished to the Depositor and the Servicer in writing by the Trustee, (b) in the case of the Depositor, Asset Backed Funding Corporation, 100 North Tryon Street, 11th Floor, Charlotte, N.C. 28255 Attention: ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, or such other address as may be furnished to the Servicer and the Trustee in writing by the Depositor, and (c) in the case of the Servicer, Ameriquest Mortgage Company, 1100 Town & Country Road, Suite 1100, Orange, CA 92868,
Attention: General Counsel, or such other address as may be furnished to the Depositor and the Trustee in writing by the Servicer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first Class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

            Section 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Article and Section References.

            All article and Section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

            Section 11.08 Notice to the Rating Agencies.

            (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

            (i) any material change or amendment to this Agreement;

            (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

            (iii) the resignation or termination of the Servicer or the Trustee;

            (iv) the final payment to Holders of the Certificates of any Class;

            (v) any change in the location of any Account; and

            (vi) if the Trustee is acting as successor Servicer pursuant to
      Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

            (b) In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (A) each annual statement as to compliance described in
            Section 3.19 hereof;

                  (B) each annual independent public accountants' servicing
            report described in Section 3.20 hereof; and

                  (C) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

            Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first Class mail, postage prepaid, or by express delivery service to Fitch, Inc., State Street Plaza, New York, New York 10004,
Attention: Christopher Schiavone; and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Monitoring Group.

            Section 11.09 Further Assurances.

            Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

            Section 11.10 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

            Section 11.11 Acts of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                       ASSET BACKED FUNDING CORPORATION, as
                                          Depositor



                                       By:____________________________________
                                          Name:
                                          Title:


                                       AMERIQUEST MORTGAGE COMPANY, as
                                          Servicer



                                       By:____________________________________
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., solely as Trustee
                                          and not in its individual capacity



                                       By:____________________________________
                                          Name:
                                          Title:

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared ________________ known to me to be a _____________________ of Asset Backed Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared _________________, known to me to be ______________________ of Bankers Trust Company of California, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

STATE OF                )
                        ) ss.:
COUNTY OF               )


            On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared _______________, known to me to be a of  Ameriquest  Mortgage  Company,  a
Delaware corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-1               Original  Class  Certificate  Principal
                                         Balance  of the Class A-1  Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AA 3
                                         Closing Date:  March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-1 Pass-Through Rate on each Distribution Date will be a rate specified above. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-1 Pass-Through Rate and (ii) the Class A-1 Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

            The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Trustee


                                       By:
                                          --------------------------------------
                                          Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-2

                         [FORM OF CLASS A-2 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                 ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-2               Original Class Certificate Principal
                                         Balance of the Class A-2 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AB 1
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-2 Pass-Through Rate on each Distribution Date will be a rate specified above. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

            The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
                                                             under Uniform Gifts
TEN ENT - as tenants by the entireties                       to Minors Act
                                                             ___________________
JT TEN  - as joint tenants with right                             (State)
          of survivorship and not as
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-3

                         [FORM OF CLASS A-3 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-3               Original Class Certificate Principal
                                         Balance of the Class A-3 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AC 9
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ___________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-3 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-3 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-3 Certificates.

            The Class A-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-4

                         [FORM OF CLASS A-4 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-4               Original Class Certificate Principal
                                         Balance of the Class A-4 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AD 7
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-4 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-4 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-4 Certificates.

            The Class A-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
JT TEN  - as joint tenants with right                        to Minors Act
          of survivorship and not as                         ___________________
          tenants in common                                       (State)

        Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-5

                         [FORM OF CLASS A-5 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-5

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-5               Original Class Certificate Principal
                                         Balance of the Class A-5 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AE 5
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-5 Pass-Through Rate on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-5 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-5 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-5 Certificates.

            The Class A-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-6

                         [FORM OF CLASS A-6 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-6

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-6               Original Class Certificate Principal
                                         Balance of the Class A-6 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AF 2
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-6 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-6 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-6 Pass-Through Rate on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class A-6 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-6 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-6 Certificates.

            The Class A-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT A-7

                         [FORM OF CLASS A-7 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS A-7

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class A-7               Original Class Certificate Principal
                                         Balance of the Class A-7 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement:  March 29, 2001               $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee:  Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AK 1
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-7 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-7 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class A-7 Pass-Through Rate on each Distribution Date will be the per annum rate specified above, plus on each Distribution Date following the Optional Termination Date, 0.50% per annum. Interest will accrue on the Class A-7 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class A-7 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-7 Certificates.

            The Class A-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT B-1

                          [FORM OF CLASS B CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS B

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class B                 Original Class Certificate Principal
                                         Balance of the Class B Certificates as
Pass-Through Rate:  [__]%                of the Closing Date: $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement: March 29, 2001                $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee: Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AJ 4
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B Certificates) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class B Pass-Through Rate on the Class B Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class B Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class B Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B Certificates.

            The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A, Class M-1 and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-1

                          [FORM OF CLASS R CERTIFICATE]

      THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN FOUR SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN
      SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
      SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE STATES IN THE AFFIDAVIT THAT (A) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, (B) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES WITH RESPECT TO THIS CERTIFICATE IN EXCESS OF CASH FLOWS GENERATED THEREBY, (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE, AND (D) IT WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT DOES NOT PROVIDE A SIMILAR AFFIDAVIT. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(C), CERTAIN TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO TRANSFER AT A MINIMUM PRICE OR TO AN ELIGIBLE TRANSFEREE AS SPECIFIED IN THE REGULATIONS. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class R                 Servicer:  Ameriquest Mortgage Company

Date of Pooling and Servicing            Trustee:  Bankers Trust Company of
Agreement:  March 29, 2001               California, N.A.

First Distribution Date: April 20, 2001  Closing Date: March 29, 2001

No.

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as four separate REMICs or cause the imposition of a tax upon the Trust.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is the Class R Certificates referred to in the within-mentioned Agreement.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-2

                         [FORM OF CLASS M-1 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class M-1               Original Class Certificate Principal
                                         Balance of the Class M-1 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement: March 29, 2001                $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee: Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AG 0
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class M-1 Pass-Through Rate on the Class M-1 Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-1 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

            The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-3

                         [FORM OF CLASS M-2 CERTIFICATE]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2001-AQ1, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class M-2               Original Class Certificate Principal
                                         Balance of the Class M-2 Certificates
Pass-Through Rate:  [__]%                as of the Closing Date:  $[  ]

Date of Pooling and Servicing            Initial Certificate Principal Balance:
Agreement: March 29, 2001                $[  ]

First Distribution Date: April 20, 2001  Servicer:  Ameriquest Mortgage Company

No.                                      Trustee: Bankers Trust Company of
                                         California, N.A.
CUSIP: 90211E AH 8
                                         Closing Date: March 29, 2001

      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that ___________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            The Class M-2 Pass-Through Rate on the Class M-2 Certificates on each Distribution Date will be the per annum rate specified above. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of (i) the Class M-2 Pass-Through Rate and (ii) the Net WAC Cap for such Distribution Date.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

            The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            This certificate is subordinated in right of payment to the Class A and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

Date of authentication:

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-4

                         [FORM OF CLASS X CERTIFICATES]

      FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class X                 Servicer:  Ameriquest Mortgage Company

Date of Pooling and Servicing            Trustee:  Bankers Trust Company of
Agreement:  March 29, 2001               California, N.A.

First Distribution Date: April 20, 2001  Closing Date: March 29, 2001

No.

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                   EXHIBIT C-5

                          [FORM OF CLASS P CERTIFICATE]

      THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                            SERIES 2001-AQ1, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2001-AQ1, Class P                 Servicer:  Ameriquest Mortgage Company

Date of Pooling and Servicing            Trustee:  Bankers Trust Company of
Agreement:  March 29, 2001               California, N.A.

First Distribution Date: April 20, 2001  Closing Date: March 29, 2001

No.

Percentage Interest:  100%

      THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

            This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from Prepayment Charges and Servicer Prepayment Charge Payment Amounts in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

            All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

            The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

            The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

            This is one of the Class P Certificates referred to in the within-mentioned Agreement.

Dated:


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., as Certificate Registrar


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ___________________
          of survivorship and not as                              (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor



                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


                                                                                                    DATE OF
SELLER                                                    PROPERTY                      ORIGINAL      LOAN          FIRST
LOAN NUMBER    CITY                     STATE     ZIP       TYPE            OCCUPANCY     TERM    ORIGINATION   PAYMENT DATE
-----------    --------------------     -----     ---     --------          ---------   --------  -----------   ------------
0018456020      DALLAS                   TX      75232      SFR             OWNER-OCC      180      20001113      20010101
0018417642      FRISCO                   TX      75035      SFR             OWNER-OCC      360      20001110      20010101
0018657536      XENIA                    OH      45385      SFR             OWNER-OCC      360      20001109      20010101
0018619965      NORTH BRANCH             MI      48461      SFR             OWNER-OCC      360      20001124      20010101
0018720284      BAKERSFIELD              CA      93308      SFR             OWNER-OCC      360      20001116      20010101
0018780221      CALUMET CITY             IL      60610      CONDO           OWNER-OCC      360      20001117      20010101
0018258152      LUBBOCK                  TX      79423      SFR             NON OWNER      240      20001116      20010101
0018560128      DES MOINES               IA      50313      SFR             NON OWNER      360      20001115      20010101
0018226944      DES MOINES               IA      50317      SFR             OWNER-OCC      360      20001109      20001201
0018673095      IRONDALE                 AL      35210      SFR             OWNER-OCC      360      20001124      20010101
0018849224      LEEDS                    AL      35094      SFR             OWNER-OCC      180      20001121      20010101
0018741181      FRESNO                   CA      93728      SFR             OWNER-OCC      180      20001122      20010101
0018731604      SCRANTON                 PA      18508      SFR             OWNER-OCC      360      20001120      20010101
0018841700      CHEYENNE                 WY      82001      SFR             OWNER-OCC      360      20001124      20010101
0018720532      EAST HARTFORD            CT       6118      CONDO           NON OWNER      360      20001116      20010101
0018711168      LEDYARD                  CT       6339      SFR             OWNER-OCC      360      20001110      20010101
0018573345      GREELEY                  CO      80634      SFR             OWNER-OCC      180      20001122      20010101
0018708230      HARKER HEIGHTS           TX      76548      SFR             OWNER-OCC      360      20001117      20010101
0018717215      BELDING                  MI      48809      SFR             OWNER-OCC      360      20001124      20010101
0018818674      SAN ANTONIO              TX      78238      SFR             OWNER-OCC      360      20001116      20010101
0018749267      PUEBLO                   CO      81002      SFR             OWNER-OCC      360      20001115      20010101
0018715144      BROOKLYN                 NY      11234      2-4 UNITS       OWNER-OCC      360      20001120      20010101
0018697250      TROY                     MI      48098      SFR             OWNER-OCC      360      20001121      20010101
0018722975      ROCHESTER                MI      48309      SFR             OWNER-OCC      360      20001116      20010101
0018724849      HOLLYWOOD                FL      33023      SFR             OWNER-OCC      240      20001120      20010101
0018633222      HIALEAH                  FL      33010      SFR             OWNER-OCC      360      20001108      20010101
0018723080      BABSON PARK              FL      33827      SFR             OWNER-OCC      360      20001122      20010101
0018299313      NEPTUNE                  NJ       7753      SFR             OWNER-OCC      360      20001108      20001201
0018655290      NEW ORLEANS              LA      70127      2-4 UNITS       NON OWNER      360      20001115      20010101
0018634386      PARADIS                  LA      70080      SFR             OWNER-OCC      180      20001114      20010101
0018511980      SAN PABLO                CA      94806      2-4 UNITS       OWNER-OCC      360      20001110      20010101
0018659946      BELVIDERE                NJ       7823      SFR             OWNER-OCC      360      20001117      20010101
0018628834      SAVANNA                  OK      74565      SFR             OWNER-OCC      240      20001121      20010101
0018706150      MIDWEST CITY             OK      73130      SFR             OWNER-OCC      360      20001113      20010101
0018707737      AUSTIN                   TX      78727      SFR             OWNER-OCC      360      20001122      20010101
0018670026      THRALL                   TX      76578      SFR             OWNER-OCC      360      20001121      20010101
0018121558      AUSTIN                   TX      78741      SFR             OWNER-OCC      360      20001117      20010101
0018671693      WILLOW GROVE             PA      19090      SFR             OWNER-OCC      360      20001122      20010101
0018755967      PHILADELPHIA             PA      19115      SFR             OWNER-OCC      360      20001116      20010101
0018852590      MOBILE                   AL      36604      SFR             OWNER-OCC      360      20001124      20010101
0018662791      PORT GIBSON              MS      36150      SFR             OWNER-OCC      180      20001115      20010101
0018521781      EAST STROUDSBURG         PA      18301      SFR             OWNER-OCC      360      20001121      20010101
0018354886      MASSAPEQUA               NY      11758      SFR             OWNER-OCC      360      20001108      20001201
0018691709      PORTLAND                 OR      97219      SFR             OWNER-OCC      360      20001110      20010101
0018060129      POTRERO                  CA      91963      SFR             OWNER-OCC      360      20001031      20001201
0018809079      HARTSELLE                AL      35640      MANU/MOBIL      OWNER-OCC      240      20001122      20010101
0018374090      SEATTLE                  WA      98178      SFR             OWNER-OCC      360      20001113      20010101
0018583914      COMPTON                  CA      90222      SFR             OWNER-OCC      360      20001115      20001201
0017745068      CITY OF SIMI VALLEY      CA      93065      SFR             OWNER-OCC      360      20001117      20001201
0018809889      LAKE MARY                FL      32835      SFR             2ND HOME       180      20001121      20010101
0018280677      SPENCER                  IN      47460      SFR             NON OWNER      360      20001122      20010101
0018535781      MODESTO                  CA      95355      SFR             OWNER-OCC      360      20001121      20010101
0018341065      FIREBAUGH                CA      93622      SFR             OWNER-OCC      360      20001030      20001201
0018850537      STORMVILLE               NY      12582      SFR             OWNER-OCC      360      20001124      20010101
0018646695      HYDE PARK                NY      12538      SFR             OWNER-OCC      360      20001124      20010101
0018438937      BREWSTER                 NY      10509      SFR             OWNER-OCC      360      20001117      20010101
0018324749      BRADENTON                FL      34205      SFR             OWNER-OCC      360      20001113      20010101
0018735845      LATHROP                  CA      95330      SFR             OWNER-OCC      180      20001124      20010101
0018698225      BROOKLYN                 NY      11229      2-4 UNITS       OWNER-OCC      360      20001122      20010101
0018740811      PUYALLUP                 WA      98375      PUD             OWNER-OCC      240      20001124      20010101
0018695775      BROWNS MILLS             NJ       8015      SFR             OWNER-OCC      360      20001122      20010101
0018763771      WILLIAMSTOWN             NJ       8094      SFR             OWNER-OCC      360      20001117      20010101
0018347419      BROOKFIELD               OH      44403      SFR             OWNER-OCC      180      20001115      20010101
0018882217      CORONA                   CA      92880      SFR             OWNER-OCC      360      20001124      20010101
0018699611      GREENCASTLE              PA      17225      SFR             OWNER-OCC      360      20001121      20010101
0018772384      CHICAGO                  IL      60628      SFR             OWNER-OCC      360      20001124      20010101
0018726968      GARY                     IN      46408      SFR             OWNER-OCC      240      20001121      20010101
0018651802      GRIFFITH                 IN      46319      SFR             OWNER-OCC      360      20001113      20010101
0018686295      SAN JOSE                 CA      95116      PUD             OWNER-OCC      360      20001116      20010101
0018626879      KAPOLEI                  HI      96707      SFR             OWNER-OCC      360      20001121      20010101
0018480327      BRIDGETON                NJ       8302      SFR             OWNER-OCC      360      20001113      20010101
0018486928      HALIFAX                  MA       2338      SFR             OWNER-OCC      240      20001121      20010101
0018783613      GRAND PRAIRIE            TX      75051      SFR             OWNER-OCC      360      20001124      20010101
0018687574      ARLINGTON                TX      76013      SFR             OWNER-OCC      360      20001116      20010101
0018638155      NORWALK                  IA      50211      SFR             OWNER-OCC      180      20001115      20010101
0018556266      FORT WORTH               TX      76179      SFR             OWNER-OCC      360      20001122      20010101
0018576306      TROPHY CLUB              TX      76262      PUD             OWNER-OCC      180      20001116      20010101
0018418988      GRANBURY                 TX      76049      SFR             OWNER-OCC      180      20001110      20010101
0018554485      CARLISLE                 PA      17013      MANU/MOBIL      OWNER-OCC      360      20001116      20010101
0018151688      SPENCER                  IN      47460      SFR             NON OWNER      360      20001122      20010101
0018815605      INDIANAPOLIS             IN      46218      SFR             OWNER-OCC      360      20001121      20010101
0018661884      PERU                     IN      46970      SFR             NON OWNER      180      20001113      20010101
0018706275      WINONA                   MN      55987      SFR             OWNER-OCC      240      20001124      20010101
0018647446      CEDAR                    MN      55011      SFR             OWNER-OCC      180      20001113      20010101
0018361006      CLARENCE                 NY      14032      SFR             OWNER-OCC      360      20001122      20010101
0018837351      PHOENIX                  AZ      85037      CONDO           OWNER-OCC      360      20001121      20010101
0018564245      RINDGE                   NH       3461      SFR             OWNER-OCC      360      20001122      20010101
0018595272      MERRIMACK                NH       3054      CONDO           OWNER-OCC      180      20001121      20010101
0018611020      FREMONT                  NH       3044      SFR             OWNER-OCC      360      20001113      20010101
0018699330      PHILADELPHIA             PA      19116      SFR             OWNER-OCC      180      20001122      20010101
0018511154      APPLE VALLEY             MN      55124      SFR             OWNER-OCC      360      20001122      20010101
0018498519      COLUMBIA HEIGHTS         MN      55421      SFR             OWNER-OCC      360      20001108      20010101
0018459107      SOUTH ST. PAUL           MN      55075      SFR             OWNER-OCC      360      20001106      20010101
0018793810      CUMMING                  GA      30041      SFR             OWNER-OCC      360      20001114      20010101
0018531061      YORK                     PA      17404      SFR             OWNER-OCC      360      20001124      20010101
0018733576      PHILADELPHIA             PA      19143      SFR             OWNER-OCC      360      20001121      20010101
0018676189      RAINBOW CITY             AL      35906      SFR             OWNER-OCC      360      20001121      20010101
0018653626      KANSAS CITY              MO      64116      SFR             NON OWNER      360      20001109      20010101
0018751370      ORANGE                   CA      92869      CONDO           OWNER-OCC      360      20001117      20010101
0018672170      BALDWIN PARK             CA      91706      SFR             OWNER-OCC      360      20001109      20010101
0018463299      WHITTER                  CA      90605      SFR             OWNER-OCC      360      20001121      20010101
0018443820      TREMONTON                UT      84337      SFR             OWNER-OCC      360      20001121      20010101
0018652719      UNIONDALE                NY      11553      SFR             OWNER-OCC      360      20001117      20010101
0018354712      CLINT                    TX      79836      SFR             OWNER-OCC      360      20001110      20010101
0018606681      HOUSTON                  TX      77093      SFR             OWNER-OCC      180      20001122      20010101
0018742130      HOUSTON                  TX      77045      SFR             NON OWNER      360      20001124      20010101
0018592956      HOUSTON                  TX      77088      SFR             OWNER-OCC      360      20001116      20010101
0018501015      EDMOND                   OK      73003      SFR             OWNER-OCC      360      20001115      20010101
0018216507      OKLAHOMA CITY            OK      73119      SFR             OWNER-OCC      180      20001115      20010101
0018533349      MUSTANG                  OK      73064      SFR             OWNER-OCC      360      20001109      20001201
0018636548      CHICAGO                  IL      60641      SFR             OWNER-OCC      360      20001120      20010101
0018667949      PENACOOK                 NH       3303      SFR             OWNER-OCC      240      20001124      20010101
0018380766      HENNIKER                 NH       3242      SFR             OWNER-OCC      240      20001121      20010101
0017508367      PISCATAWAY               NJ       8854      SFR             OWNER-OCC      360      20000829      20001001
0018699306      ROSELLE PARK             NJ       7214      SFR             OWNER-OCC      360      20001117      20010101
0018669168      FRANKLIN TWP             NJ       8875      SFR             OWNER-OCC      360      20001106      20001201
0018726380      HOUSTON                  TX      77093      SFR             OWNER-OCC      180      20001122      20010101
0018597526      LAKE CITY                MN      55041      SFR             OWNER-OCC      360      20001124      20010101
0018631283      PATERSON                 NJ       7501      2-4 UNITS       NON OWNER      360      20001107      20010101
0018737247      MIAMI                    FL      33055      SFR             OWNER-OCC      180      20001121      20010101
0018430611      TUCSON                   AZ      85715      SFR             NON OWNER      360      20001114      20010101
0018875609      ATLANTA                  GA      30354      SFR             OWNER-OCC      360      20001124      20010101
0018495143      DECATUR                  GA      30084      SFR             NON OWNER      360      20001108      20001201
0018850602      SACRAMENTO               CA      95838      SFR             OWNER-OCC      360      20001124      20010101
0018730192      SACRAMENTO               CA      95823      SFR             OWNER-OCC      180      20001120      20010101
0018596502      KERRVILLE                TX      78028      SFR             OWNER-OCC      360      20001110      20010101
0018365130      PLYMOUTH                 MN      55446      SFR             OWNER-OCC      360      20001117      20001201
0018835579      WESTERVILLE              OH      43081      SFR             OWNER-OCC      360      20001124      20010101
0018511840      ALBIA                    IA      52531      SFR             OWNER-OCC      360      20001116      20010101
0018752113      HOUSTON                  TX      77008      SFR             NON OWNER      360      20001124      20010101
0018811620      HOUSTON                  TX      77036      PUD             OWNER-OCC      360      20001122      20010101
0018562454      PEARLAND                 TX      77584      SFR             OWNER-OCC      360      20001120      20010101
0018920884      SACRAMENTO               CA      95823      SFR             OWNER-OCC      360      20001124      20010101
0018542464      RUSSELL                  IA      50238      SFR             OWNER-OCC      360      20001107      20001201
0017878117      ERIE                     CO      80516      PUD             OWNER-OCC      360      20000915      20001101
0018479295      DENVER                   CO      80237      SFR             OWNER-OCC      360      20001106      20010101
0018790915      MIAMI                    FL      33056      SFR             OWNER-OCC      360      20001116      20010101
0018537779      CALIF. HOT SPRINGS       CA      93207      SFR             NON OWNER      360      20001103      20001201
0017726696      SANGER                   CA      93657      SFR             OWNER-OCC      360      20001027      20001201
0018086983      BERKELEY                 CA      94710      SFR             OWNER-OCC      360      20001110      20001201
0018414375      CARROLLTON               TX      75007      SFR             OWNER-OCC      360      20001122      20010101
0018631317      DALLAS                   TX      75228      SFR             OWNER-OCC      360      20001121      20010101
0018476002      DALLAS                   TX      75228      SFR             OWNER-OCC      360      20001117      20010101
0018452441      MESQUITE                 TX      75149      SFR             OWNER-OCC      240      20001114      20010101
0018338327      HOUSTON                  TX      77068      PUD             OWNER-OCC      240      20001113      20010101
0018933531      ROHNERT PARK             CA      94928      PUD-ATTACH      NON OWNER      180      20001130      20010101
0018852251      BELLA VISTA              AR      72719      PUD             NON OWNER      360      20001130      20010101
0018865162      JACKSONVILLE             FL      32210      SFR             OWNER-OCC      360      20001130      20010101
0018793448      KANSAS CITY              MO      64132      SFR             OWNER-OCC      180      20001130      20010101
0018633396      SAVANNAH                 GA      31419      SFR             OWNER-OCC      360      20001130      20010101
0018563668      EVANS                    CO      80620      SFR             OWNER-OCC      180      20001130      20010101
0018417840      RED OAK                  TX      75154      SFR             OWNER-OCC      360      20001130      20010101
0018795971      MILTON                   FL      32570      SFR             OWNER-OCC      180      20001130      20010101
0018791368      SMYRNA                   GA      30080      SFR             OWNER-OCC      240      20001130      20010101
0018641688      WAIPAHU                  HI      96797      SFR             OWNER-OCC      360      20001204      20010101
0018927947      BOCA RATON               FL      33428      PUD-ATTACH      OWNER-OCC      360      20001130      20010101
0018905711      KIHEI                    HI      96753      SFR             OWNER-OCC      360      20001130      20010101
0018748822      TUCSON                   AZ      85748      PUD             OWNER-OCC      360      20001127      20010101
0018749192      CHICAGO                  IL      60643      SFR             OWNER-OCC      360      20001127      20010101
0018675033      LEBANON                  PA      17042      SFR             OWNER-OCC      360      20001127      20010101
0018757641      PHOENIX                  AZ      85041      SFR             OWNER-OCC      180      20001127      20010101
0018881334      CLOVIS                   CA      93612      SFR             OWNER-OCC      360      20001127      20010101
0018460089      SEABROOK                 TX      77586      SFR             OWNER-OCC      360      20001127      20010101
0018875435      CHICAGO                  IL      60617      SFR             OWNER-OCC      360      20001127      20010101
0018659102      TOLEDO                   OH      43606      SFR             OWNER-OCC      360      20001127      20010101
0018239186      RITTMAN                  OH      44270      SFR             OWNER-OCC      360      20001127      20010101
0018478552      TAYLOR                   MI      48180      SFR             OWNER-OCC      360      20001127      20010101
0018605329      MOBILE                   AL      36609      CONDO           OWNER-OCC      180      20001127      20010101
0018808923      MIAMI                    FL      33177      SFR             OWNER-OCC      240      20001124      20010101
0018730572      LAKELAND                 FL      33809      SFR             OWNER-OCC      360      20001128      20010101
0018771154      PASADENA                 TX      77502      SFR             OWNER-OCC      180      20001128      20010101
0018779769      MESA                     AZ      85208      MANU/MOBIL      OWNER-OCC      360      20001128      20010101
0018752709      LACOMBE                  LA      70445      SFR             OWNER-OCC      360      20001128      20010101
0018881631      NEWINGTON                CT       6111      SFR             OWNER-OCC      240      20001128      20010101
0018814996      JACKSONVILLE             FL      32205      SFR             OWNER-OCC      180      20001128      20010101
0018829242      ANDOVER                  MN      55304      SFR             OWNER-OCC      180      20001128      20010101
0018756270      HASTINGS                 FL      32145      SFR             OWNER-OCC      360      20001128      20010101
0018795856      SAN JACINTO              CA      92583      SFR             OWNER-OCC      360      20001128      20010101
0018827402      ENFIELD                  CT       6082      SFR             OWNER-OCC      360      20001128      20010101
0018800995      LANCASTER                PA      17603      SFR             NON OWNER      360      20001128      20010101
0018804088      APPLE VALLEY             MN      55124      SFR             OWNER-OCC      360      20001128      20010101
0018796755      UNION CITY               CA      94587      SFR             OWNER-OCC      360      20001128      20010101
0018798215      LORAIN                   OH      44055      SFR             NON OWNER      360      20001128      20010101
0017325762      VICTORIA                 TX      77901      SFR             OWNER-OCC      180      20000823      20001001
0017385105      SOUTH CHATHAM            MA       2659      SFR             OWNER-OCC      360      20000831      20001001
0017420522      GRAND PRAIRIE            TX      75052      SFR             OWNER-OCC      180      20000821      20001001
0017469743      KENNEDALE                TX      76060      SFR             OWNER-OCC      180      20000821      20001001
0017473695      DALLAS                   TX      75211      SFR             OWNER-OCC      240      20000823      20001001
0017486366      MARBLE FALLS             TX      78654      SFR             OWNER-OCC      180      20000823      20001001
0017547894      KRUM                     TX      76249      SFR             OWNER-OCC      240      20000818      20001001
0017633934      LAREDO                   TX      78043      SFR             OWNER-OCC      180      20000908      20001101
0017636432      HOUSTON                  TX      77091      SFR             OWNER-OCC      360      20000831      20001001
0017644279      IRVING                   TX      75061      CONDO           OWNER-OCC      180      20000831      20001001
0017651597      BALTIMORE                MD      21221      SFR-ATTACH      NON OWNER      360      20000831      20001001
0017682394      SPRING                   TX      77373      PUD             OWNER-OCC      360      20000831      20001001
0017688219      SAN ANTONIO              TX      78259      PUD             OWNER-OCC      180      20000831      20001001
0017706037      NEW CASTLE               PA      16142      SFR             OWNER-OCC      240      20001019      20001101
0017717208      HOUSTON                  TX      77064      PUD             OWNER-OCC      180      20000831      20001001
0017718214      STAFFORD                 TX      77477      SFR             OWNER-OCC      360      20000913      20001101
0017726746      TIGARD                   OR      97223      SFR             OWNER-OCC      360      20000829      20001001
0017740283      HOUSTON                  TX      77009      SFR             OWNER-OCC      360      20000817      20001001
0017740440      LEAGUE CITY              TX      77573      SFR             OWNER-OCC      360      20000818      20001001
0017745365      CORPUS CHRISTI           TX      78404      SFR             OWNER-OCC      180      20000831      20001001
0017745910      HOUSTON                  TX      77023      SFR             OWNER-OCC      180      20000821      20001001
0017748088      HOUSTON                  TX      77084      PUD             OWNER-OCC      180      20000831      20001001
0017757659      HOUSTON                  TX      77015      PUD             OWNER-OCC      360      20000831      20001001
0017760737      SANTA YNEZ               CA      93464      SFR             OWNER-OCC      360      20000831      20001001
0017764143      YUKON                    OK      73099      SFR             OWNER-OCC      180      20000831      20001001
0017769472      FORT WORTH               TX      76133      SFR             OWNER-OCC      240      20000824      20001001
0017777954      BENBROOK                 TX      76126      SFR             OWNER-OCC      360      20000824      20001001
0017784828      PELHAM MANOR             NY      10803      SFR             OWNER-OCC      360      20000828      20001001
0017791518      PEARLAND                 TX      77584      PUD             OWNER-OCC      240      20000829      20001001
0017792136      CROSBY                   TX      77532      SFR             OWNER-OCC      240      20000927      20001101
0017794157      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      360      20000821      20001001
0017799404      HOUSTON                  TX      77051      SFR             OWNER-OCC      360      20000824      20001001
0017807850      DEER PARK                TX      77536      SFR             OWNER-OCC      180      20000929      20001101
0017809377      LONGVIEW                 TX      75604      SFR             OWNER-OCC      360      20000922      20001101
0017825167      HOUSTON                  TX      77065      SFR             OWNER-OCC      240      20000823      20001001
0018711820      AMERICUS                 GA      31709      SFR             OWNER-OCC      360      20001121      20010101
0017827122      ROSENBERG                TX      77471      SFR             OWNER-OCC      240      20000831      20001001
0017827130      PLANO                    TX      75075      SFR             OWNER-OCC      240      20000828      20001001
0017850058      LEAGUE CITY              TX      77573      PUD             OWNER-OCC      360      20000831      20001001
0017850587      BAYTOWN                  TX      77521      SFR             OWNER-OCC      180      20000828      20001001
0017850827      ROSENBERG                TX      77471      SFR             OWNER-OCC      360      20000907      20001101
0017859729      HOUSTON                  TX      77038      PUD             OWNER-OCC      180      20000918      20001101
0017870429      PITTSBURG                CA      94565      SFR             OWNER-OCC      360      20000828      20001001
0017886862      HOUSTON                  TX      77066      PUD             OWNER-OCC      360      20000825      20001001
0017895541      HOUSTON                  TX      77093      SFR             OWNER-OCC      180      20000831      20001001
0017897596      ROCKWALL                 TX      75032      SFR             OWNER-OCC      360      20000831      20001001
0017902453      HOUSTON                  TX      77045      SFR             OWNER-OCC      360      20000921      20001101
0017906389      RICHMOND                 CA      94804      SFR             OWNER-OCC      360      20000831      20001001
0017907387      DALLAS                   TX      75227      SFR             OWNER-OCC      360      20000831      20001001
0017912510      CHICAGO                  IL      60620      2-4 UNITS       NON OWNER      180      20001017      20001201
0017914540      GRAND PRAIRIE            TX      75052      SFR             OWNER-OCC      360      20000831      20001001
0017915117      BAKERSFIELD              CA      93307      SFR             NON OWNER      360      20001013      20001201
0017921362      INDEPENDENCE             MO      64050      SFR             OWNER-OCC      240      20001011      20001101
0017924218      FORT WORTH               TX      76119      SFR             OWNER-OCC      180      20000913      20001101
0017925314      GRANBURY                 TX      76048      MANU/MOBIL      OWNER-OCC      360      20000920      20001101
0017930124      LEAGUE CITY              TX      77573      SFR             OWNER-OCC      180      20000922      20001101
0017936394      DALLAS                   TX      75208      SFR             OWNER-OCC      360      20000823      20001001
0017956251      WEBBERVILLE              MI      48892      SFR             OWNER-OCC      360      20000927      20001101
0017960873      VALPARAISO               IN      46383      SFR             OWNER-OCC      360      20001025      20001201
0017968249      TRENTON                  NJ       8610      SFR             OWNER-OCC      180      20000831      20001001
0017974338      DALLAS                   TX      75243      PUD             OWNER-OCC      360      20000830      20001001
0017981283      GORHAM                   ME       4038      SFR             OWNER-OCC      240      20001011      20001201
0017982968      OXFORD                   AL      36203      SFR             OWNER-OCC      360      20000927      20001101
0017987751      MURRIETA                 CA      92562      MANU/MOBIL      OWNER-OCC      180      20001012      20001201
0017988833      HOUSTON                  TX      77084      PUD             OWNER-OCC      360      20000919      20001101
0018012088      GLENDALE                 AZ      85301      SFR             OWNER-OCC      360      20000927      20001101
0018033522      LOS LUNAS                NM      87031      SFR             OWNER-OCC      240      20001011      20001201
0018035279      OROSI                    CA      93647      2-4 UNITS       NON OWNER      360      20000831      20001001
0018043620      SANDIA PARK              NM      87047      SFR             OWNER-OCC      360      20000927      20001101
0018055467      SACRAMENTO               CA      95823      SFR             OWNER-OCC      360      20001019      20001201
0018060673      FERRIS                   TX      75125      SFR             OWNER-OCC      180      20001016      20001201
0018062885      BESSEMER                 AL      35020      SFR             OWNER-OCC      360      20001012      20001201
0018063420      WEST VALLEY CITY         UT      84120      SFR             OWNER-OCC      240      20000918      20001101
0018065995      LOS ANGELES AREA         CA      91010      SFR             OWNER-OCC      360      20000927      20001101
0018676320      CASPER                   WY      82601      SFR             OWNER-OCC      360      20001117      20010101
0018067017      DUNCANVILLE              TX      75116      SFR             OWNER-OCC      360      20000918      20001101
0018069518      HOUSTON                  TX      77086      PUD             OWNER-OCC      180      20000918      20001101
0018069641      HOUSTON                  TX      77009      SFR             OWNER-OCC      180      20000930      20001101
0018079012      MADISON VILLAGE          OH      44057      SFR             NON OWNER      360      20001010      20001201
0018083121      MODESTO                  CA      95351      SFR             OWNER-OCC      360      20000927      20001101
0018083394      HOUSTON                  TX      77065      PUD             OWNER-OCC      360      20000930      20001101
0018084178      HAM LAKE                 MN      55304      SFR             OWNER-OCC      360      20001023      20001201
0018084368      MIAMI                    FL      33143      PUD             OWNER-OCC      360      20001006      20001201
0018097030      WARREN                   OH      44483      SFR             OWNER-OCC      240      20000930      20001101
0018105452      COLD SPRING              NY      10516      SFR             OWNER-OCC      360      20000919      20001101
0018107680      PHOENIX                  AZ      85035      SFR             OWNER-OCC      360      20001020      20001201
0018114603      BAYTOWN                  TX      77520      SFR             OWNER-OCC      360      20000928      20001101
0018119917      LONGVIEW                 TX      75601      SFR             OWNER-OCC      360      20000930      20001101
0018121673      PLEASANT HILL            CA      94523      SFR             OWNER-OCC      360      20000927      20001101
0018125963      BARRINGTON               IL      60010      SFR             OWNER-OCC      360      20001016      20001201
0018131003      DICKINSON                TX      77539      SFR             OWNER-OCC      240      20000930      20001101
0018132035      BALTIMORE                MD      21207      SFR             OWNER-OCC      360      20001012      20001201
0018133892      MANDEVILLE               LA      70471      SFR             OWNER-OCC      360      20000918      20001101
0018134031      SPLENDORA                TX      77372      SFR             OWNER-OCC      240      20000925      20001101
0018134478      HOUSTON                  TX      77070      PUD             OWNER-OCC      240      20001016      20001201
0018137760      HOUSTON                  TX      77084      PUD             OWNER-OCC      240      20000930      20001101
0018139154      DECATUR                  GA      30035      SFR             OWNER-OCC      360      20000927      20001101
0018142612      DERBY                    NY      14047      SFR             OWNER-OCC      360      20001018      20001201
0018144634      HOUSTON                  TX      77022      SFR             NON OWNER      360      20000930      20001101
0018148668      INDIANAPOLIS             IN      46201      SFR             OWNER-OCC      360      20001019      20001201
0018151191      SHERVEPORT               LA      71108      SFR             OWNER-OCC      360      20001010      20001201
0018157545      HOUSTON                  TX      77053      PUD             OWNER-OCC      240      20000927      20001101
0018161190      HOOKSESTT                NH       3106      CONDO           OWNER-OCC      240      20001010      20001201
0018162222      RANDALLSTOWN             MD      21133      SFR             OWNER-OCC      180      20000927      20001101
0018162602      COCOA                    FL      32926      SFR             OWNER-OCC      360      20001016      20001101
0018165068      CHICAGO                  IL      60617      SFR             OWNER-OCC      360      20000927      20001101
0018167163      SPRING                   TX      77373      SFR             OWNER-OCC      360      20000926      20001101
0018172866      DALLAS                   TX      75232      SFR             OWNER-OCC      360      20001016      20001201
0018174359      SAN ANTONIO              TX      78202      SFR             NON OWNER      240      20001012      20001201
0018174870      HILTON HEAD ISLAND       SC      29928      PUD             OWNER-OCC      360      20001024      20001201
0018481549      SAN FRANCISCO            CA      94112      SFR             OWNER-OCC      360      20001110      20010101
0018182568      MESQUITE                 TX      75150      SFR             OWNER-OCC      240      20000930      20001101
0018189910      YPSILANTI                MI      48197      SFR             OWNER-OCC      360      20000927      20001101
0018196857      AUSTIN                   TX      78724      SFR             OWNER-OCC      360      20001023      20001201
0018197806      CANYON LAKE              TX      78133      MANU/MOBIL      OWNER-OCC      360      20000930      20001101
0018198184      GREENWOOD                IN      46143      SFR             OWNER-OCC      180      20000927      20001101
0018200790      MARRERO                  LA      70072      SFR             OWNER-OCC      360      20000927      20001101
0018200873      BROOKSVILLE              FL      34610      MANU/MOBIL      OWNER-OCC      240      20000927      20001101
0018200980      PEARLAND                 TX      77581      SFR             OWNER-OCC      360      20000930      20001101
0018201624      LATHROP                  CA      95330      SFR             OWNER-OCC      360      20001018      20001201
0018202002      ALBUQUERQUE              NM      87121      SFR             OWNER-OCC      360      20000927      20001101
0018202812      OXON HILL                MD      20745      SFR             OWNER-OCC      180      20001019      20001201
0018204685      SAN JOSE                 CA      95122      SFR             OWNER-OCC      360      20000919      20001101
0018206052      CHARLESTON               MO      63834      SFR             OWNER-OCC      360      20001024      20001201
0018207753      DUNSMUIR                 CA      96025      SFR             OWNER-OCC      360      20001012      20001201
0018214957      GEORGETOWN               OH      45121      SFR             OWNER-OCC      360      20001024      20001201
0018215319      LEEDS                    ME       4236      SFR             OWNER-OCC      360      20001017      20001201
0018215889      NEWNAN                   GA      30263      SFR             NON OWNER      360      20001013      20001201
0018219501      NORTH MIAMI BEACH        FL      33162      SFR             OWNER-OCC      360      20000927      20001101
0018221408      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      240      20000929      20001101
0018224436      PONTIAC                  MI      48341      SFR             OWNER-OCC      180      20001013      20001101
0018225235      ALTANTA                  GA      30314      SFR             OWNER-OCC      360      20001019      20001101
0018227223      DEXTER                   MI      48130      SFR             OWNER-OCC      360      20000927      20001101
0018227272      JONESBORO                GA      30238      SFR             OWNER-OCC      180      20000927      20001101
0018560409      LINCOLN PARK             MI      48146      SFR             OWNER-OCC      360      20001120      20010101
0018230482      SAN ANTONIO              TX      78221      SFR             OWNER-OCC      360      20000930      20001101
0018231506      CHANDLER                 OK      74834      SFR             OWNER-OCC      240      20001010      20001201
0018236398      TOPEKA                   KS      66618      SFR             OWNER-OCC      360      20001013      20001101
0018237099      LISBON                   CT       6351      SFR             OWNER-OCC      240      20001013      20001201
0018237842      AMITYVILLE               NY      11701      SFR             OWNER-OCC      360      20000930      20001101
0018238808      ST AUGUSTINE             FL      32086      SFR             OWNER-OCC      360      20001017      20001201
0018243105      GARFIELD                 NJ       7026      2-4 UNITS       OWNER-OCC      360      20000929      20001101
0018243345      OAKLAND                  CA      94621      2-4 UNITS       NON OWNER      360      20001013      20001201
0018250274      SAN BERNARDINO           CA      92411      SFR             OWNER-OCC      360      20001023      20001201
0018252742      BEACON                   NY      12508      SFR             OWNER-OCC      360      20001018      20001201
0018252775      NEWPORT                  NH       3773      SFR             OWNER-OCC      240      20001019      20001201
0018254961      ARLINGTON                TX      76015      SFR             OWNER-OCC      360      20000930      20001101
0018256040      ST. PETERSBURG           FL      33702      SFR             OWNER-OCC      360      20001024      20001201
0018258491      JACKSONILLE              AL      36265      MANU/MOBIL      OWNER-OCC      360      20001019      20001201
0018259408      BLOOMINGTON              MN      55425      SFR             OWNER-OCC      180      20001010      20001201
0018261107      GRAND PRAIRIE            TX      75051      SFR             OWNER-OCC      360      20000930      20001101
0018263210      HOUSTON                  TX      77067      PUD             OWNER-OCC      180      20000930      20001101
0018263830      DAPHNE                   AL      36526      SFR             OWNER-OCC      360      20000927      20001101
0018272864      HACKENSACK               NJ       7601      2-4 UNITS       OWNER-OCC      360      20001017      20001201
0018278531      CLEVELAND                OH      44120      SFR             NON OWNER      360      20001017      20001201
0018280768      FERNANDINA BEACH         FL      32034      SFR             NON OWNER      180      20001023      20001201
0018285940      HOUSTON                  TX      77088      SFR             OWNER-OCC      360      20001013      20001201
0018287177      FLORENCE                 AL      35630      SFR             OWNER-OCC      360      20001010      20001201
0018287888      BALTIMORE                MD      21224      SFR             OWNER-OCC      360      20001018      20001201
0018288670      OVERLAND PARK            KS      66212      PUD-ATTACH      OWNER-OCC      360      20001024      20001201
0018291484      MESA                     AZ      85210      SFR             OWNER-OCC      360      20001010      20001201
0018292383      AMALIA                   NM      87512      SFR             OWNER-OCC      360      20001010      20001201
0018292805      BURNSVILLE               MN      55337      SFR-ATTACH      OWNER-OCC      360      20000927      20001101
0018292847      MANTUA                   OH      44255      SFR             OWNER-OCC      360      20001024      20001201
0018292961      PROVIDENCE               UT      84332      SFR             OWNER-OCC      360      20000927      20001101
0018294397      CROSBY                   TX      77532      PUD             OWNER-OCC      180      20001010      20001201
0018296459      SAN DIEGO                CA      92105      SFR             OWNER-OCC      180      20001006      20001101
0018296814      WAXAHACHIE               TX      75165      SFR             OWNER-OCC      240      20001020      20001201
0018297309      MERCED                   CA      95340      SFR             OWNER-OCC      360      20001012      20001101
0018297747      SPRINGFIELD              OH      45503      SFR             OWNER-OCC      360      20001017      20001201
0018298125      LAMAR                    MO      64759      SFR             OWNER-OCC      240      20001024      20001201
0018298976      HILLSBOROUGH             NH       3244      SFR             OWNER-OCC      360      20001017      20001201
0018301366      TULSA                    OK      74129      SFR             OWNER-OCC      180      20001010      20001201
0018302869      HOUSTON                  TX      77070      PUD             OWNER-OCC      180      20001012      20001201
0018303313      MOREHOUSE                MO      63868      SFR             OWNER-OCC      360      20001018      20001201
0018304295      CROSBY                   TX      77532      PUD             OWNER-OCC      360      20000929      20001101
0018310532      BEVERLY SHORES           IN      46301      SFR             OWNER-OCC      360      20001016      20001201
0018313445      ROSEVILLE                CA      95678      SFR             OWNER-OCC      180      20001017      20001201
0018314062      PELHAM                   NH       3076      SFR             OWNER-OCC      360      20001016      20001201
0018314773      AUGUSTA                  GA      30815      SFR             NON OWNER      360      20001025      20001201
0018315325      ALBION                   MI      49224      2-4 UNITS       OWNER-OCC      360      20001010      20001201
0018318121      BALTIMORE                MD      21214      SFR             OWNER-OCC      360      20001017      20001201
0018320507      GLENDALE                 AZ      85301      SFR             OWNER-OCC      360      20001006      20001201
0018321687      BALTIMORE                MD      21209      SFR             OWNER-OCC      360      20001018      20001201
0018322867      KENMORE                  NY      14217      SFR             OWNER-OCC      180      20001016      20001201
0018325191      FARMINGTON               MN      55024      SFR             OWNER-OCC      360      20001018      20001201
0018325829      READINGTON TOWNSHIP      NJ       8887      CONDO           OWNER-OCC      360      20001010      20001201
0018329375      SACRAMENTO               CA      95828      SFR             OWNER-OCC      360      20001010      20001201
0018330498      COUNTRY CLUB HILLS       IL      60478      SFR             OWNER-OCC      180      20001025      20001201
0018336560      ROSSVILLE                GA      30741      SFR             OWNER-OCC      360      20001019      20001201
0018337709      TEMPLE HILLS             MD      20748      SFR             OWNER-OCC      360      20001006      20001201
0018343954      LODI                     OH      44254      SFR             OWNER-OCC      180      20001024      20001201
0018346742      DESOTO                   TX      75115      SFR             OWNER-OCC      360      20001023      20001201
0018347179      HOQUIAM                  WA      98550      SFR             OWNER-OCC      360      20001023      20001201
0018347674      HOOD RIVER               OR      97031      SFR             OWNER-OCC      360      20001024      20001201
0018356287      WASHINGTON               DC      20002      SFR-ATTACH      OWNER-OCC      360      20001020      20001201
0018356501      CHICAGO                  IL      60624      2-4 UNITS       OWNER-OCC      360      20001019      20001201
0018356535      MIAMI                    FL      33125      SFR             OWNER-OCC      360      20001013      20001201
0018357624      COUNTRY CLUB HILLS       IL      60478      SFR             OWNER-OCC      360      20001020      20001201
0018359083      TEMPE                    AZ      85283      SFR             OWNER-OCC      360      20001017      20001201
0018359315      ALBUQUERQUE              NM      87105      SFR             OWNER-OCC      360      20001024      20001201
0018362632      CULLMAN                  AL      35055      SFR             OWNER-OCC      180      20001016      20001201
0018363036      HOUSTON                  TX      77017      SFR             OWNER-OCC      360      20001013      20001201
0018364067      WILTON MANORS            FL      33311      SFR             OWNER-OCC      240      20001024      20001201
0018370056      NORTHAMPTON              PA      18067      SFR-ATTACH      OWNER-OCC      360      20001013      20001201
0018370437      SHREVEPORT               LA      71107      SFR             OWNER-OCC      240      20001020      20001201
0018371831      BATON ROUGE              LA      70812      SFR             OWNER-OCC      360      20001012      20001201
0018372524      BREMERTON                WA      98310      SFR             OWNER-OCC      180      20001019      20001201
0018373407      ROCHESTER                NY      14608      SFR             NON OWNER      180      20001024      20001201
0018373969      SPRINGHILL               FL      34609      SFR             OWNER-OCC      360      20001006      20001201
0018378083      MINNEAPOLIS              MN      55418      SFR             OWNER-OCC      360      20001013      20001201
0018378836      PASADENA                 CA      91104      SFR             OWNER-OCC      360      20001023      20001201
0018380071      CORONA                   CA      92882      SFR             OWNER-OCC      360      20001018      20001201
0018383299      HERNANDEZ                NM      87532      SFR             OWNER-OCC      360      20001024      20001201
0018384404      AKRON                    OH      44310      SFR             OWNER-OCC      360      20001025      20001201
0018385708      NORTHVILLE               MI      48167      SFR             OWNER-OCC      360      20001017      20001201
0018386359      HARRISON TOWNSHIP        MI      48045      SFR             OWNER-OCC      360      20001017      20001201
0018387795      LAKE HAVASU              AZ      86406      SFR             OWNER-OCC      360      20001025      20001201
0018388249      MINNEAPOLIS              MN      55437      SFR             NON OWNER      360      20001010      20001201
0018388900      MENTOR                   OH      44060      SFR             OWNER-OCC      240      20001023      20001201
0018389486      PRATTVILLE               AL      36067      SFR             OWNER-OCC      360      20001018      20001201
0018390310      MOBILE                   AL      36605      SFR             OWNER-OCC      360      20001023      20001201
0018391698      RIVERSIDE                CA      92503      SFR             OWNER-OCC      360      20001018      20001201
0018396556      EAST HADDAM              CT       6423      SFR             OWNER-OCC      360      20001020      20001201
0018397364      DAVIE                    FL      33314      CONDO           OWNER-OCC      360      20001025      20001201
0018399634      WEST VALLEY CITY         UT      84128      SFR             OWNER-OCC      360      20001025      20001201
0018399840      TEXICO                   NM      88135      MANU/MOBIL      OWNER-OCC      360      20001017      20001201
0018400226      TACOMA                   WA      98404      SFR             OWNER-OCC      360      20001019      20001201
0018401190      LAKE PARK                FL      33403      SFR             OWNER-OCC      360      20001011      20001201
0018401521      ORLANDO                  FL      32819      SFR             OWNER-OCC      360      20001012      20001201
0018401786      PORTLAND                 CT       6480      2-4 UNITS       NON OWNER      240      20001019      20001201
0018402800      CAMERON PARK             CA      95682      SFR             2ND HOME       360      20001024      20001201
0018404178      NEWARK                   NJ       7106      SFR             OWNER-OCC      240      20001016      20001201
0018404319      HADDAM                   CT       6438      SFR             OWNER-OCC      360      20001013      20001201
0018405019      SCOTCH PLAINS            NJ       7076      SFR             OWNER-OCC      240      20001020      20001201
0018405209      HAWAIIAN GARDENS         CA      90716      SFR             OWNER-OCC      360      20001024      20001201
0018410795      SAN ANTONIO              TX      78250      PUD             OWNER-OCC      240      20001023      20001201
0018412346      LANSING                  IL      60438      SFR             OWNER-OCC      180      20001025      20001201
0018412551      GRENTA                   LA      70056      SFR             OWNER-OCC      360      20001013      20001201
0018415687      PAINESVILLE              OH      44077      SFR             OWNER-OCC      360      20001020      20001201
0018417683      HOUSTON                  TX      77075      SFR             OWNER-OCC      180      20001020      20001201
0018418053      GARY                     IN      46408      SFR             OWNER-OCC      180      20001020      20001201
0018418889      LYNN                     MA       1905      SFR             OWNER-OCC      360      20001024      20001201
0018420802      COLUMBIA                 SC      29212      PUD             OWNER-OCC      360      20001025      20001201
0018422543      PEARLAND                 TX      77581      SFR             OWNER-OCC      180      20001019      20001201
0018423624      PEMBROKE PINES           FL      33024      SFR             OWNER-OCC      360      20001016      20001201
0018425967      NEW ORLEANS              LA      70114      2-4 UNITS       NON OWNER      360      20001016      20001201
0018426668      HOUSTON                  TX      77071      PUD-ATTACH      OWNER-OCC      360      20001023      20001201
0018427278      WILLINGBORO              NJ       8046      SFR             OWNER-OCC      360      20001013      20001201
0018428847      BROCKTON                 MA       2302      2-4 UNITS       NON OWNER      360      20001017      20001201
0018429597      ST. PETERSBURG           FL      33703      SFR             OWNER-OCC      360      20001012      20001201
0018429761      HOLIDAY                  FL      34691      SFR             OWNER-OCC      360      20001020      20001201
0018432369      ABERDEEN                 WA      98520      SFR             OWNER-OCC      360      20001017      20001201
0018434175      SHAKOPEE                 MN      55379      SFR             OWNER-OCC      360      20001016      20001201
0018435925      CHINO HILLS              CA      91709      SFR             OWNER-OCC      360      20001025      20001201
0018723791      PORTLAND                 OR      97211      SFR             OWNER-OCC      360      20001120      20010101
0018437681      MISSOURI CITY            TX      77489      PUD             OWNER-OCC      360      20001024      20001201
0018439349      MESQUITE                 TX      75149      SFR             OWNER-OCC      240      20001023      20001201
0018440925      MAYWOOD                  IL      60153      SFR             OWNER-OCC      240      20001023      20001201
0018441931      AURORA                   IL      60505      SFR             OWNER-OCC      360      20001023      20001201
0018443275      TIGARD                   OR      97224      SFR             OWNER-OCC      360      20001025      20001201
0018446542      LORAIN                   OH      44052      SFR             OWNER-OCC      360      20001018      20001201
0018448936      OCEAN SHORES             WA      98569      PUD             OWNER-OCC      180      20001023      20001201
0018451948      OXNARD                   CA      93033      SFR             OWNER-OCC      360      20001025      20001201
0018457010      CLEVELAND                OH      44144      SFR             NON OWNER      360      20001024      20001201
0018465690      CORCORAN                 CA      93212      SFR             OWNER-OCC      360      20001023      20001201
0018467456      AURORA                   CO      80013      SFR             2ND HOME       360      20001020      20001201
0018472506      FLORENCE                 AL      35630      SFR             OWNER-OCC      240      20001025      20001201
0018472977      STATEN ISLAND            NY      10301      2-4 UNITS       OWNER-OCC      360      20001020      20001201
0018478735      RIALTO                   CA      92376      SFR             OWNER-OCC      360      20001018      20001201
0018479253      BONDURANT                IA      50035      SFR             OWNER-OCC      240      20001019      20001201
0018484246      SHELTON                  WA      98584      SFR             OWNER-OCC      360      20001017      20001201
0018491423      HUNTSVILLE               AL      35810      SFR             OWNER-OCC      360      20001023      20001201
0018492074      REYNOLDSVILLE            PA      15851      SFR             OWNER-OCC      240      20001025      20001201
0018496901      BAKERSFIELD              CA      93307      SFR             OWNER-OCC      360      20001017      20001201
0018501056      SCOTTSBORO               AL      35768      SFR             NON OWNER      180      20001018      20001201
0018505263      SAN FRANCISCO            CA      94124      SFR             OWNER-OCC      360      20001018      20001201
0018505982      GARFIELD HEIGHTS         OH      44105      SFR             OWNER-OCC      360      20001017      20001201
0018515270      GLOUCESTER               MA       1930      2-4 UNITS       OWNER-OCC      360      20001017      20001201
0018522946      WEST SENECA              NY      14218      SFR             OWNER-OCC      360      20001025      20001201
0018528349      LOS ANGELES              CA      90044      SFR             NON OWNER      360      20001018      20001201
0018529974      CLEVELAND                OH      44104      2-4 UNITS       OWNER-OCC      360      20001018      20001201
0018541748      BROOKLYN                 NY      11215      2-4 UNITS       OWNER-OCC      360      20001024      20001201
0018543306      BIRMINGHAM               AL      35235      SFR             OWNER-OCC      180      20001025      20001201
0018549907      FLINT                    MI      48503      SFR             OWNER-OCC      360      20001024      20001201
0018551887      AMBRIDGE                 PA      15003      SFR             OWNER-OCC      360      20001024      20001201
0018553602      MILLVILLE                NJ       8332      SFR             OWNER-OCC      240      20001025      20001201
0018618496      AUGUSTA                  ME       4330      2-4 UNITS       OWNER-OCC      240      20001025      20001201
0017791666      HOUSTON                  TX      77075      SFR             OWNER-OCC      180      20001031      20001201
0017818022      ROYSE CITY               TX      75189      SFR             OWNER-OCC      360      20001012      20001201
0017913088      LUFKIN                   TX      75901      SFR             OWNER-OCC      360      20001031      20001201
0017975384      BAKERSFIELD              CA      93309      SFR             OWNER-OCC      360      20000921      20001101
0018034934      GRANBURY                 TX      76048      PUD             OWNER-OCC      240      20001026      20001201
0018036582      RANCHO CORDOVA           CA      95670      SFR             OWNER-OCC      360      20001023      20001201
0018040717      HUMBLE                   TX      77396      PUD             OWNER-OCC      240      20000927      20001101
0018071530      MCKINNEY                 TX      75069      SFR             NON OWNER      360      20001031      20001201
0018106757      KISSIMMEE                FL      34758      PUD             OWNER-OCC      360      20001027      20001201
0018116517      HOUSTON                  TX      77091      SFR             OWNER-OCC      360      20001018      20001201
0018137323      BLUM                     TX      76627      SFR             OWNER-OCC      360      20001031      20001201
0018137919      DALLAS                   TX      75209      2-4 UNITS       OWNER-OCC      180      20001027      20001201
0018139576      SWEENY                   TX      77480      SFR             OWNER-OCC      180      20001027      20001201
0018145375      NICOMA PARK              OK      73066      SFR             OWNER-OCC      360      20001030      20001201
0018149062      KENTWOOD                 MI      49508      SFR             OWNER-OCC      360      20001031      20001201
0018154468      KERRVILLE                TX      78028      SFR             OWNER-OCC      360      20001031      20001201
0018161240      HUDSON                   NH       3051      CONDO           OWNER-OCC      360      20001027      20001201
0018164434      BABYLON                  NY      11704      SFR             OWNER-OCC      360      20001031      20001201
0018167791      CHICAGO                  IL      60647      SFR             OWNER-OCC      360      20001026      20001201
0018172627      SHEPHERD                 TX      77371      SFR             OWNER-OCC      360      20001031      20001201
0018196501      STRAFFORD                NH       3815      SFR             OWNER-OCC      360      20001027      20001201
0018196949      WILKES BARRE             PA      18702      SFR             OWNER-OCC      360      20001031      20001201
0018199612      MAPLETON                 MN      56065      SFR             OWNER-OCC      360      20001027      20001201
0018205567      CHARLESTON               SC      29418      SFR             OWNER-OCC      360      20001031      20001201
0018211300      PLEASANTON               CA      94588      PUD             OWNER-OCC      360      20001016      20001201
0018215038      DANIELSVILLE             PA      18038      SFR             OWNER-OCC      360      20001031      20001201
0018224865      ARAB                     AL      35016      SFR             OWNER-OCC      360      20001031      20001201
0018227330      BATON ROUGE              LA      70818      SFR             OWNER-OCC      360      20001031      20001201
0018228148      HOUSTON                  TX      77037      SFR             NON OWNER      180      20001023      20001201
0018229807      OF FOUNTAIN VALLEY       CA      92708      SFR             OWNER-OCC      360      20001030      20001201
0018233775      MANCHESTER               NH       3102      SFR             OWNER-OCC      240      20001031      20001201
0018241943      GAINSVILLE               FL      32601      SFR             NON OWNER      360      20001026      20001201
0018242008      BULLHEAD CITY            AZ      86426      MANU/MOBIL      OWNER-OCC      360      20001031      20001201
0018245225      BEDFORD                  TX      76021      SFR             OWNER-OCC      360      20001030      20001201
0018247312      TERRELL                  TX      75160      SFR             OWNER-OCC      180      20001027      20001201
0018248450      MOBILE                   AL      36607      SFR             OWNER-OCC      360      20001026      20001201
0019263045      CHICAGO                  IL      60626      CONDO           NON OWNER      360      20010108      20010201
0019012343      AUSTIN                   TX      78744      SFR             OWNER-OCC      360      20010116      20010301
0019306083      LOCK HAVEN               PA      17745      SFR             OWNER-OCC      180      20010118      20010301
0019212216      GARFIELD                 NJ       7026      SFR             OWNER-OCC      360      20001231      20010201
0019139583      DALLAS                   TX      75232      SFR             NON OWNER      180      20010118      20010301
0019162122      PORTER                   TX      77365      SFR             OWNER-OCC      180      20001231      20010201
0019290642      PATERSON                 NJ       7501      2-4 UNITS       OWNER-OCC      360      20010118      20010301
0019308055      FORT WORTH               TX      76114      SFR             OWNER-OCC      180      20010126      20010301
0019262971      CHICAGO                  IL      60626      CONDO           NON OWNER      360      20010109      20010201
0019072123      HOUSTON                  TX      77087      SFR             OWNER-OCC      240      20010116      20010301
0019298132      DALLAS                   TX      75216      SFR             OWNER-OCC      360      20010125      20010301
0018780049      BASTROP                  TX      78602      SFR             OWNER-OCC      360      20010110      20010301
0019059237      FORT WORTH               TX      76131      SFR             OWNER-OCC      240      20010117      20010301
0019263409      ARLINGTON                TX      76016      SFR             OWNER-OCC      360      20010122      20010301
0019223338      JERSEY CITY              NJ       7305      2-4 UNITS       NON OWNER      240      20001231      20010201
0018769919      NISSEQUOGUE              NY      11780      SFR             OWNER-OCC      360      20001226      20010201
0019170208      BROOKLYN                 NY      11206      2-4 UNITS       OWNER-OCC      360      20001231      20010201
0019229988      MT VERNON                NY      10552      SFR             OWNER-OCC      360      20001229      20010201
0019384163      OAKDALE                  NY      11769      SFR             OWNER-OCC      180      20010117      20010301
0019373844      BROOKHAVEN               NY      11787      SFR             OWNER-OCC      360      20010122      20010301
0019196963      FREEPORT                 NY      11520      SFR             OWNER-OCC      360      20001231      20010201
0019200096      BROOKLYN                 NY      11213      2-4 UNITS       OWNER-OCC      360      20001231      20010201
0019301696      TONAWANDA                NY      14150      SFR             OWNER-OCC      360      20010117      20010301
0019335165      NEWBURGH                 NY      12550      SFR             OWNER-OCC      360      20010123      20010301
0019110592      JAMESTOWN                RI       2835      SFR             OWNER-OCC      240      20001229      20010201
0019046796      HAVERSTRAW               NY      10927      2-4 UNITS       OWNER-OCC      360      20010118      20010301
0019217801      MIDDLETOWN               NY      10950      CONDO           OWNER-OCC      180      20010105      20010201
0019244318      WANTAGH                  NY      11793      SFR             OWNER-OCC      360      20001231      20010201
0019197185      POUGHKEEPSIE             NY      12603      SFR             OWNER-OCC      240      20010111      20010301
0019390822      EAST AURORA              NY      14052      SFR             OWNER-OCC      240      20010119      20010301
0019227354      MEDINA                   NY      14103      SFR             OWNER-OCC      360      20010117      20010301
0019300318      MARLBORO                 NY      12542      SFR             OWNER-OCC      180      20010117      20010301
0019269539      KINGSTON                 NY      12401      SFR             OWNER-OCC      360      20010119      20010301
0019109917      HILLBURN                 NY      10931      SFR             OWNER-OCC      240      20010112      20010301
0019052984      SUMMIT                   NY      12036      SFR             OWNER-OCC      180      20010105      20010301
0019326602      HUNTINGTON               NY      11746      SFR             OWNER-OCC      360      20010123      20010301
0019282508      WEST SENECA              NY      14224      SFR             OWNER-OCC      240      20010104      20010301
0019009216      RHINECLIFF               NY      12574      SFR             OWNER-OCC      360      20010118      20010301
0018764621      ITHACA                   NY      14850      SFR             NON OWNER      180      20010109      20010201
0019215748      NORTON                   MA       2766      SFR             OWNER-OCC      180      20001229      20010201
0019199066      BROCKTON                 MA       2301      SFR             OWNER-OCC      180      20001230      20010201
0019009778      KENT CITY                MI      49330      SFR             OWNER-OCC      240      20001229      20010201
0019320704      YPSILANTI                MI      48198      SFR             OWNER-OCC      360      20010122      20010301
0019247725      MIDLAND                  MI      48640      MANU/MOBIL      OWNER-OCC      180      20010119      20010301
0019062736      HUDSONVILLE              MI      49426      SFR             OWNER-OCC      240      20001229      20010201
0019243492      NEW BEDFORD              MA       2744      2-4 UNITS       OWNER-OCC      360      20010112      20010301
0019227818      HASLETT                  MI      48840      CONDO           OWNER-OCC      240      20001228      20010201
0019091313      BILLERICA                MA       1821      SFR             OWNER-OCC      240      20001228      20010201
0018263517      NORWICH                  CT       6380      2-4 UNITS       OWNER-OCC      360      20001030      20001201
0018266999      FRANKLIN                 TX      77856      SFR             2ND HOME       240      20001030      20001201
0018276006      PORT HUENEME             CA      93041      CONDO           OWNER-OCC      360      20001031      20001201
0018280685      JACKSONVILLE             FL      32209      SFR             OWNER-OCC      180      20001031      20001201
0018281246      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      360      20001019      20001201
0018283762      MENTOR                   OH      44060      SFR             OWNER-OCC      360      20001031      20001201
0018284703      BARRE                    VT       5641      SFR             OWNER-OCC      360      20001027      20001201
0018286302      FORT WORTH               TX      76116      SFR             OWNER-OCC      180      20001031      20001201
0018289520      LAUDERHILL               FL      33319      PUD             OWNER-OCC      360      20001031      20001201
0018291617      FORT WORTH               TX      76107      SFR             OWNER-OCC      180      20001031      20001201
0018294850      TRUSSVILLE               AL      35173      SFR             OWNER-OCC      180      20001031      20001201
0018300475      PASADENA                 TX      77502      SFR             OWNER-OCC      180      20001031      20001201
0018306365      STATESBORO               GA      30458      SFR             OWNER-OCC      360      20001031      20001201
0018307553      OXFORD                   AL      36203      SFR             OWNER-OCC      360      20001027      20001201
0018307900      MENLO PARK               CA      94025      SFR             OWNER-OCC      360      20001027      20001201
0018311951      GARDENA                  CA      90247      SFR             OWNER-OCC      360      20001103      20001201
0018312298      AVOCA                    PA      18641      SFR             OWNER-OCC      360      20001031      20001201
0018313031      FRESNO                   CA      93728      SFR             OWNER-OCC      180      20001027      20001201
0018316885      BRONX                    NY      10459      2-4 UNITS       NON OWNER      360      20001031      20001201
0018322818      ORANGE GROVE             TX      78372      SFR             OWNER-OCC      180      20001103      20001201
0018323618      KINGSTON                 TN      37763      SFR             OWNER-OCC      360      20001030      20001201
0018324723      BRIMLEY                  MI      49715      SFR             OWNER-OCC      240      20001031      20001201
0018324947      BRONX                    NY      10456      2-4 UNITS       NON OWNER      360      20001031      20001201
0018325845      ROCHESTER                MN      55906      SFR             OWNER-OCC      360      20001031      20001201
0018326496      BRONX                    NY      10462      2-4 UNITS       OWNER-OCC      180      20001030      20001201
0018329847      OCALA                    FL      34473      SFR             OWNER-OCC      360      20001031      20001201
0018330894      LITCHFIELD               OH      44253      SFR             OWNER-OCC      360      20001031      20001201
0018338095      CITY OF IRVINE           CA      92604      CONDO           NON OWNER      360      20001023      20001201
0018673293      CLEVELAND                OH      44110      SFR             OWNER-OCC      360      20001110      20010101
0018347211      DAVISON                  MI      48423      SFR             OWNER-OCC      360      20001031      20001201
0018347906      MONTGOMERY               TX      77356      SFR             OWNER-OCC      360      20001031      20001201
0018348920      ST PAUL                  MN      55103      SFR             OWNER-OCC      360      20001027      20001201
0018350942      PITTSBURG                CA      94565      SFR             OWNER-OCC      360      20001031      20001201
0018354811      SOUTH JORDAN             UT      84095      SFR             OWNER-OCC      360      20001031      20001201
0018355081      SAN ANTONIO              TX      78221      SFR             NON OWNER      180      20001031      20001201
0018356618      JEFFERSON                OH      44047      SFR             OWNER-OCC      360      20001031      20001201
0018357400      SEARSPORT                ME       4974      SFR             OWNER-OCC      180      20001031      20001201
0018359828      BIG FORK                 MN      56628      SFR             OWNER-OCC      360      20001031      20001201
0018360297      MIAMI                    FL      33177      SFR             OWNER-OCC      360      20001031      20001201
0018362277      MEDFORD                  NY      11763      SFR             OWNER-OCC      360      20001031      20001201
0018363135      BIRMINGHAM               AL      35204      SFR             OWNER-OCC      180      20001030      20001201
0018364919      ANOKA                    MN      55303      SFR             OWNER-OCC      360      20001031      20001201
0018366898      HOUSTON                  TX      77072      PUD             OWNER-OCC      360      20001031      20001201
0018368340      HARRISBURG               PA      17102      SFR             OWNER-OCC      240      20001030      20001201
0018369280      PEARLAND                 TX      77581      PUD             OWNER-OCC      360      20001027      20001201
0018369561      PORT JEFFERSON           NY      11777      SFR             OWNER-OCC      360      20001031      20001201
0018370445      AVON PARK                FL      33825      SFR             OWNER-OCC      360      20001031      20001201
0018374025      PHILADELPHIA             PA      19128      SFR-ATTACH      OWNER-OCC      240      20001031      20001201
0018374520      GARLAND                  TX      75042      SFR             OWNER-OCC      360      20001102      20001201
0018378117      OXFORD                   AL      36203      SFR             OWNER-OCC      180      20001030      20001201
0018378158      HOUSTON                  TX      77099      PUD             OWNER-OCC      180      20001031      20001201
0018378471      HIALEAH                  FL      33014      SFR             OWNER-OCC      360      20001026      20001201
0018381285      ATLANTA                  GA      30331      SFR             OWNER-OCC      360      20001031      20001201
0018385039      CLEARFIELD               UT      84015      SFR             OWNER-OCC      360      20001031      20001201
0018386532      BURNS HARBOR             IN      46304      SFR             NON OWNER      360      20001031      20001201
0018386748      GREEN COVE SPRINGS       FL      32043      SFR             OWNER-OCC      360      20001027      20001201
0018386938      EARLIMART                CA      93219      SFR             OWNER-OCC      360      20001026      20001201
0018388140      MURRAYVILLE              GA      30564      SFR             OWNER-OCC      360      20001026      20001201
0018390922      SELDEN                   NY      11784      SFR             OWNER-OCC      180      20001030      20001201
0018391508      MATTESON                 IL      60443      SFR             OWNER-OCC      240      20001027      20001201
0018396119      UNITY                    ME       4988      SFR             OWNER-OCC      180      20001102      20001201
0018397257      CLIFTON                  NJ       7105      SFR             OWNER-OCC      360      20001031      20001201
0018398198      BRONX                    NY      10456      2-4 UNITS       OWNER-OCC      360      20001027      20001201
0018399964      BROOKLYN                 NY      11204      2-4 UNITS       OWNER-OCC      360      20001027      20001201
0018405159      LOGANVILLE               GA      30052      SFR             OWNER-OCC      360      20001031      20001201
0018405357      LACEYS SPRING            AL      35754      SFR             OWNER-OCC      180      20001030      20001201
0018405670      HOLLIS                   NY      11423      SFR             OWNER-OCC      360      20001030      20001201
0018407650      BROOKLYN                 NY      11203      2-4 UNITS       OWNER-OCC      360      20001031      20001201
0018409276      EAST PALO ALTO           CA      94303      SFR             OWNER-OCC      360      20001026      20001201
0018410480      GREENSBORO               MD      21639      SFR             OWNER-OCC      180      20001026      20001201
0018411405      MESQUITE                 TX      75150      SFR             OWNER-OCC      180      20001027      20001201
0018412262      HARVEY                   LA      70058      SFR             OWNER-OCC      180      20001031      20001201
0018413443      PAWTUCKET                RI       2860      SFR             OWNER-OCC      360      20001031      20001201
0018414565      DIMONDALE                MI      48821      SFR             OWNER-OCC      360      20001026      20001201
0018419549      ADRIAN                   MI      49221      SFR             OWNER-OCC      360      20001030      20001201
0018420414      FREDERICKSBURG           TX      78624      SFR             OWNER-OCC      360      20001031      20001201
0018420562      VANCOUVER                WA      98664      SFR             OWNER-OCC      360      20001031      20001201
0018422881      WAIMANALO                HI      96795      SFR             OWNER-OCC      360      20001031      20001201
0018423574      BALTIMORE                MD      21207      SFR             OWNER-OCC      360      20001031      20001201
0018423699      GILBERTSVILLE            PA      19525      SFR             OWNER-OCC      360      20001031      20001201
0018423798      BALTIMORE                MD      21216      SFR             NON OWNER      240      20001031      20001201
0018424010      BRONX                    NY      10459      2-4 UNITS       NON OWNER      360      20001031      20001201
0018424523      WACO                     TX      76712      SFR             OWNER-OCC      240      20001031      20001201
0018424556      HOUSTON                  TX      77095      PUD             OWNER-OCC      360      20001025      20001201
0018424820      LEWISVILLE               TX      75067      SFR             OWNER-OCC      360      20001031      20001201
0018426882      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      360      20001031      20001201
0018427435      HOUSTON                  TX      77088      SFR             OWNER-OCC      360      20001031      20001201
0018429845      CHICAGO                  IL      60643      SFR             OWNER-OCC      360      20001031      20001201
0018430181      ALBUQUERQUE              NM      87121      SFR             OWNER-OCC      360      20001102      20010101
0018430876      HARVEY                   IL      60426      SFR             OWNER-OCC      360      20001031      20001201
0018431817      PONTIAC                  MI      48341      SFR             OWNER-OCC      360      20001031      20001201
0018431981      BROOKLYN                 NY      11207      2-4 UNITS       OWNER-OCC      360      20001030      20001201
0018435156      WEST COVINA              CA      91790      SFR             OWNER-OCC      360      20001031      20001201
0018437129      HUDSON                   MA       1749      2-4 UNITS       OWNER-OCC      360      20001031      20001201
0018438408      MISSOURI CITY            TX      77489      PUD             OWNER-OCC      360      20001031      20001201
0018438432      MACOMB                   IL      61455      SFR             OWNER-OCC      360      20001030      20001201
0018440834      PITTSBURGH               PA      15212      SFR-ATTACH      OWNER-OCC      360      20001027      20001201
0018441345      AGAWAM                   MA       1001      SFR             OWNER-OCC      360      20001031      20001201
0018441634      HARTSELLE                AL      35640      SFR             OWNER-OCC      180      20001027      20001201
0018441873      MANTECA                  CA      95336      SFR             OWNER-OCC      360      20001031      20001201
0018442608      OGDEN                    UT      84403      SFR             OWNER-OCC      360      20001030      20001201
0018592089      BURLINGTON               WA      98233      CONDO           OWNER-OCC      360      20001117      20010101
0018444463      DETROIT                  MI      48223      SFR             OWNER-OCC      360      20001030      20001201
0018445635      HAYWARD                  CA      94541      SFR             OWNER-OCC      360      20001031      20001201
0018446526      DETROIT                  MI      48219      SFR             OWNER-OCC      360      20001031      20001201
0018446948      MASON                    MI      48854      SFR             OWNER-OCC      360      20001030      20001201
0018446963      BARSTOW                  CA      92311      SFR             OWNER-OCC      240      20001031      20001201
0018447458      MINNEAPOLIS              MN      55411      SFR             OWNER-OCC      360      20001031      20001201
0018448720      TEXAS CITY               TX      77590      SFR             NON OWNER      240      20001031      20001201
0018448746      LA MARQUE                TX      77568      SFR             OWNER-OCC      240      20001031      20001201
0018449173      CARUTHERS                CA      93609      SFR             OWNER-OCC      240      20001121      20010101
0018449439      WARREN                   MI      48089      SFR             NON OWNER      360      20001031      20001201
0018450874      EAST LEROY               MI      49051      SFR             OWNER-OCC      360      20001031      20001201
0018454660      DUCK KEY                 FL      33050      2-4 UNITS       2ND HOME       360      20001031      20001201
0018455501      WARREN                   MI      48089      SFR             NON OWNER      360      20001031      20001201
0018455808      FINLEYVILLE              PA      15332      SFR             OWNER-OCC      360      20001031      20001201
0018456038      NANUET                   NY      10954      CONDO           OWNER-OCC      360      20001026      20001201
0018456681      MIAMI                    FL      33134      SFR             OWNER-OCC      360      20001103      20001201
0018456848      PALM COAST               FL      32164      SFR             OWNER-OCC      360      20001027      20001201
0018458497      MILPITAS                 CA      95035      SFR             OWNER-OCC      360      20001031      20001201
0018458802      SAN FRANCISCO            CA      94112      SFR             OWNER-OCC      360      20001103      20001201
0018459586      KANSAS CITY              MO      64134      SFR             OWNER-OCC      180      20001031      20001201
0018460220      WARWICK                  RI       2889      SFR             OWNER-OCC      240      20001031      20001201
0018460634      CEDAR CITY               UT      84720      SFR             OWNER-OCC      360      20001031      20001201
0018461699      ABERDEEN                 NJ       7721      SFR             OWNER-OCC      360      20001031      20001201
0018464057      HONOLULU                 HI      96817      SFR             NON OWNER      360      20001031      20001201
0018465674      TWP OF MORRIS            NJ       7960      SFR             OWNER-OCC      240      20001031      20001201
0018466904      NORTH MRYTLE             SC      29582      SFR             OWNER-OCC      360      20001030      20001201
0018466953      MOBILE                   AL      36603      SFR             OWNER-OCC      180      20001030      20001201
0018467019      CHICAGO                  IL      60628      SFR             OWNER-OCC      360      20001027      20001201
0018467472      FOREST HILL              TX      76140      SFR             OWNER-OCC      180      20001031      20001201
0018470260      BETHEL PARK              PA      15102      SFR             OWNER-OCC      360      20001031      20001201
0018470583      LONDONDERRY              NH       3053      SFR             OWNER-OCC      360      20001031      20001201
0018470898      BROOKLYN                 NY      11215      2-4 UNITS       OWNER-OCC      360      20001031      20001201
0018471052      BANGOR                   ME       4401      SFR             OWNER-OCC      360      20001102      20001201
0018471367      MEDINA                   OH      44256      SFR             OWNER-OCC      360      20001031      20001201
0018472100      LANSING                  MI      48911      2-4 UNITS       NON OWNER      360      20001031      20001201
0018472183      CHANDLER                 OK      74834      SFR             OWNER-OCC      180      20001031      20001201
0018476465      SAN JOSE                 CA      95111      SFR             OWNER-OCC      360      20001030      20001201
0018480350      SPRING                   TX      77373      PUD             OWNER-OCC      360      20001026      20001201
0018480673      PARKER                   WA      98939      SFR             OWNER-OCC      360      20001031      20001201
0018483438      SAN ANTONIO              TX      78238      SFR             OWNER-OCC      360      20001031      20001201
0018484105      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      360      20001031      20001201
0018485466      ROYERSFORD               PA      19468      SFR             OWNER-OCC      360      20001030      20001201
0018488031      EUFAULA                  AL      36027      SFR             OWNER-OCC      360      20001031      20001201
0018488601      ANGEL FIRE               NM      87710      SFR             OWNER-OCC      360      20001026      20001201
0018489583      HENDERSONVILLE           PA      15339      SFR             NON OWNER      360      20001031      20001201
0018490367      MICHIGAN CITY            IN      46360      SFR             OWNER-OCC      360      20001031      20001201
0018490987      NEWTON FALLS             OH      44444      SFR             OWNER-OCC      360      20001031      20001201
0018493262      HOUSTON                  TX      77078      SFR             OWNER-OCC      360      20001031      20001201
0018493825      CUMMING                  GA      30040      SFR             OWNER-OCC      360      20001031      20001201
0018494344      HUDSON                   NY      12534      SFR             OWNER-OCC      360      20001031      20001201
0018496471      HOUSTON                  TX      77045      SFR             OWNER-OCC      240      20001031      20001201
0018498311      AREA OF RIVERSIDE        CA      91752      SFR             OWNER-OCC      180      20001031      20001201
0018498964      FRESNO                   CA      93701      SFR             OWNER-OCC      360      20001031      20001201
0018500009      LAUDERDALE LAKES         FL      33311      SFR             OWNER-OCC      360      20001031      20001201
0018500975      WICHITA FALLS            TX      76310      SFR             OWNER-OCC      360      20001030      20001201
0018501270      MABLETON                 GA      30126      SFR             OWNER-OCC      240      20001031      20001201
0018501346      GLENSHAW                 PA      15116      SFR             OWNER-OCC      180      20001030      20001201
0018504233      HUNTSVILLE               AL      35811      SFR             OWNER-OCC      180      20001027      20001201
0018504316      HUDSON                   OH      44236      SFR             OWNER-OCC      360      20001031      20001201
0018505750      ST PAUL                  MN      55104      SFR             OWNER-OCC      360      20001101      20001201
0018506519      EASTPOINTE               MI      48021      SFR             OWNER-OCC      360      20001031      20001201
0018507772      HOUSTON                  TX      77044      SFR             OWNER-OCC      360      20001031      20001201
0018508424      FARIBAULT                MN      55021      SFR             OWNER-OCC      360      20001031      20001201
0018510743      FORKS                    WA      98331      SFR             OWNER-OCC      240      20001027      20001201
0018513978      LADY LAKE                FL      32159      MANU/MOBIL      OWNER-OCC      180      20001031      20001201
0018513986      STATEN ISLAND            NY      10305      SFR             OWNER-OCC      360      20001030      20001201
0018515650      KIRBY                    TX      78219      SFR             OWNER-OCC      240      20001031      20001201
0018516153      MINNEAPOLIS              MN      55405      2-4 UNITS       NON OWNER      360      20001031      20001201
0018516179      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      360      20001031      20001201
0018516203      TRENTON                  NJ       8618      SFR             OWNER-OCC      360      20001031      20001201
0018516583      EPSOM                    NH       3234      SFR             OWNER-OCC      180      20001026      20001201
0018518209      MIAMI                    FL      33176      SFR             OWNER-OCC      360      20001026      20001201
0018518282      ASBURY PARK              NJ       7712      SFR             OWNER-OCC      240      20001027      20001201
0018518357      WANATAH                  IN      46390      SFR             OWNER-OCC      360      20001031      20001201
0018518845      INDIANAPOLIS             IN      46239      SFR             OWNER-OCC      360      20001031      20001201
0018520247      EWING                    NJ       8638      SFR             OWNER-OCC      360      20001103      20010101
0018520759      ST. PAUL                 MN      55104      SFR             NON OWNER      360      20001030      20001201
0018521377      GARLAND                  TX      75042      SFR             OWNER-OCC      240      20001031      20001201
0018521732      VAN NUYS                 CA      91406      SFR             OWNER-OCC      180      20001031      20001201
0018522144      PISCATAWAY               NJ       8854      SFR             OWNER-OCC      360      20001031      20001201
0018522490      SAN FRANCISCO            CA      94134      SFR             OWNER-OCC      360      20001031      20001201
0018522623      BAKERSFIELD              CA      93308      SFR             NON OWNER      360      20001031      20001201
0018523068      ANNISTON                 AL      36207      SFR             OWNER-OCC      180      20001031      20001201
0018523092      BAKERSFIELD              CA      93308      SFR             NON OWNER      360      20001031      20001201
0018523183      BAKERSFIELD              CA      93308      SFR             NON OWNER      360      20001031      20001201
0018523472      YONKERS                  NY      10710      SFR             OWNER-OCC      360      20001031      20001201
0018523753      BAKERSFIELD              CA      93308      SFR             NON OWNER      360      20001031      20001201
0018523860      BAKERSFIELD              CA      93308      SFR             NON OWNER      360      20001027      20001201
0018524322      BRADENTON                FL      34205      SFR             OWNER-OCC      360      20001030      20001201
0018526087      WAPPINGERS FALLS         NY      12590      SFR             OWNER-OCC      360      20001031      20001201
0018528505      MINNEAPOLIS              MN      55406      SFR             OWNER-OCC      360      20001031      20001201
0018531699      ELK GROVE VILLAGE        IL      60007      CONDO           OWNER-OCC      180      20001030      20001201
0018531988      JACKSONVILLE             FL      32254      SFR             OWNER-OCC      240      20001031      20001201
0018533802      MINNEAPOLIS              MN      55412      SFR             OWNER-OCC      360      20001031      20001201
0018534503      SALT LAKE CITY           UT      84104      SFR             OWNER-OCC      180      20001031      20001201
0018536029      OLYMPIA                  WA      98501      SFR             OWNER-OCC      360      20001031      20001201
0018536359      GARY                     IN      46403      SFR             OWNER-OCC      360      20001031      20001201
0018537910      HOUSTON                  TX      77009      SFR             OWNER-OCC      360      20001031      20001201
0018539106      GRASS LAKE               MI      49240      SFR             OWNER-OCC      360      20001031      20001201
0018541383      ROWLAND                  PA      18457      SFR             OWNER-OCC      360      20001031      20001201
0018541656      FORT MYERS               FL      33919      CONDO           2ND HOME       360      20001031      20001201
0018542308      MOUNT AIRY               MD      21771      SFR             OWNER-OCC      180      20001031      20001201
0018821918      ATLANTA                  GA      30314      SFR             OWNER-OCC      360      20001120      20010101
0018543603      LONGVIEW                 TX      75606      SFR             OWNER-OCC      360      20001031      20001201
0018545095      PLANO                    TX      75075      SFR             OWNER-OCC      180      20001031      20001201
0018545442      GARLAND                  TX      75044      SFR             OWNER-OCC      180      20001031      20001201
0018545954      GULFPORT                 MS      39507      SFR             OWNER-OCC      360      20001030      20001201
0018546069      TEANECK                  NJ       7024      SFR             OWNER-OCC      360      20001031      20001201
0018546085      HOUSTON                  TX      77084      PUD             OWNER-OCC      360      20001031      20001201
0018547919      WAKEFIELD                MA       1880      SFR             OWNER-OCC      360      20001031      20001201
0018548230      SAUGERTIES               NY      12477      SFR             OWNER-OCC      360      20001031      20001201
0018550574      CEDAR RAPIDS             IA      52404      SFR             OWNER-OCC      360      20001031      20001201
0018550988      HOUSTON                  TX      77009      SFR             OWNER-OCC      180      20001031      20001201
0018551630      DES MOINES               IA      50315      SFR             OWNER-OCC      360      20001031      20001201
0018551747      ENGLEWOOD                FL      34223      SFR             OWNER-OCC      360      20001031      20001201
0018553008      ST. PETERSBURG           FL      33713      SFR             OWNER-OCC      360      20001031      20001201
0018554378      DECATUR                  AL      35601      SFR             OWNER-OCC      360      20001031      20001201
0018554477      TUSCALOOSA               AL      35401      SFR             OWNER-OCC      360      20001031      20001201
0018554956      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      180      20001031      20001201
0018555854      SAN DIEGO                CA      92114      SFR             OWNER-OCC      180      20001031      20001201
0018556662      DES MOINES               IA      50311      SFR             OWNER-OCC      360      20001031      20001201
0018557371      DES MOINES               IA      50311      2-4 UNITS       NON OWNER      360      20001031      20001201
0018559427      CHICAGO                  IL      60620      SFR             OWNER-OCC      360      20001031      20001201
0018560193      HOUSTON                  TX      77075      SFR             OWNER-OCC      360      20001031      20001201
0018561464      ORLANDO                  FL      32811      SFR             OWNER-OCC      360      20001031      20001201
0018563353      BALTIMORE                MD      21215      SFR-ATTACH      OWNER-OCC      360      20001031      20001201
0018565218      HOUSTON                  TX      77074      PUD             OWNER-OCC      240      20001031      20001201
0018565754      BRISTOL                  VT       5443      SFR             OWNER-OCC      360      20001031      20001201
0018566059      MIAMI                    FL      33142      SFR             OWNER-OCC      360      20001027      20001201
0018568485      SALISBURY                MD      21801      SFR             2ND HOME       360      20001031      20001201
0018569939      CHINO                    CA      91710      SFR             OWNER-OCC      360      20001031      20001201
0018570770      CLIO                     MI      48420      SFR             OWNER-OCC      360      20001031      20001201
0018571695      GUILDERLAND              NY      12303      SFR             OWNER-OCC      360      20001027      20001201
0018572081      MONTESANO                WA      98563      2-4 UNITS       NON OWNER      360      20001031      20001201
0018580134      ROSEVILLE                CA      95661      SFR             OWNER-OCC      240      20001031      20001201
0018580159      TACOMA                   WA      98408      SFR             OWNER-OCC      360      20001031      20001201
0018024596      HALLOWELL                ME       4347      SFR             OWNER-OCC      360      20001117      20001201
0018579375      WHITTIER AREA            CA      90606      SFR             OWNER-OCC      360      20001124      20010101
0018580886      CANTON                   OH      44705      SFR             OWNER-OCC      360      20001026      20001201
0018584441      WASCO                    CA      93280      SFR             OWNER-OCC      360      20001027      20001201
0018586446      SAN DIEGO                CA      92105      SFR             OWNER-OCC      360      20001031      20001201
0018589069      HOLLYWOOD                FL      33024      SFR             OWNER-OCC      360      20001031      20001201
0018589184      ELYRIA                   OH      44035      SFR             OWNER-OCC      180      20001031      20001201
0018589663      MANCHESTER               CT       6040      SFR             OWNER-OCC      360      20001031      20001201
0018589747      SANTA ROSA               CA      95404      SFR             OWNER-OCC      360      20001030      20001201
0018591917      LOS ANGELES              CA      90003      2-4 UNITS       OWNER-OCC      360      20001031      20001201
0018592568      CINCINNATI               OH      45213      SFR             OWNER-OCC      360      20001031      20001201
0018593400      LOS ANGELES              CA      90032      SFR             OWNER-OCC      360      20001031      20001201
0018593608      CLOVIS                   CA      93612      SFR             OWNER-OCC      360      20001031      20001201
0018596239      HIALEAH                  FL      33012      CONDO           OWNER-OCC      240      20001031      20001201
0018596700      SHAWNEE                  OK      74801      SFR             OWNER-OCC      360      20001031      20001201
0018600957      LAWRENCEVILLE            GA      30044      SFR             2ND HOME       360      20001031      20001201
0018601286      LITTLE ROCK              AR      72206      SFR             OWNER-OCC      240      20001030      20001201
0018602508      SAN JOSE                 CA      95122      SFR             OWNER-OCC      360      20001030      20001201
0018602532      HALF MOON BAY            CA      94019      PUD             OWNER-OCC      360      20001031      20001201
0018604009      HOLLYWOOD                FL      33020      2-4 UNITS       NON OWNER      180      20001031      20001201
0018604348      ELK GROVE                IL      60007      SFR             OWNER-OCC      180      20001030      20001201
0018604512      FLINT                    MI      48505      SFR             NON OWNER      240      20001031      20001201
0018605451      FT LAUDERDALE            FL      33312      SFR             OWNER-OCC      240      20001030      20001201
0018606871      PENSACOLA                FL      32505      SFR             OWNER-OCC      360      20001031      20001201
0018611301      ASPERS                   PA      17304      SFR             OWNER-OCC      360      20001031      20001201
0018614099      ORLANDO                  FL      32810      SFR             OWNER-OCC      240      20001031      20001201
0018615955      CAMBRIGE                 IA      50046      SFR             OWNER-OCC      360      20001031      20001201
0018616433      PITTSBURG                CA      94565      SFR             OWNER-OCC      360      20001031      20001201
0018618306      CAMDEN                   NJ       8014      SFR-ATTACH      OWNER-OCC      180      20001031      20001201
0018619676      EDINA                    MN      55439      SFR             OWNER-OCC      360      20001031      20001201
0018619726      RIDGEFIELD               WA      98642      SFR             OWNER-OCC      360      20001031      20001201
0018619957      CARSON                   CA      90746      SFR             OWNER-OCC      360      20001031      20001201
0018620666      WINONA                   MN      55987      SFR             OWNER-OCC      360      20001030      20001201
0018621334      BROOKLYN                 NY      11212      SFR             OWNER-OCC      360      20001031      20001201
0018623082      W PALM BEACH             FL      33405      SFR             OWNER-OCC      240      20001031      20001201
0018625947      LEXINGTON                KY      40580      SFR             OWNER-OCC      240      20001031      20001201
0018626077      SACRAMENTO               CA      95833      SFR             OWNER-OCC      360      20001030      20001201
0018626390      SAN JOSE                 CA      95111      SFR             OWNER-OCC      360      20001027      20001201
0018627067      ROXBURY                  NJ       7876      SFR             OWNER-OCC      180      20001031      20001201
0018628776      MIDWEST CITY             OK      73110      SFR             OWNER-OCC      180      20001031      20001201
0018630145      MINNEAPOLIS              MN      55413      SFR             OWNER-OCC      360      20001031      20001201
0018631358      WINDSOR                  CT       6095      SFR             OWNER-OCC      360      20001031      20001201
0018631747      TACOMA                   WA      98404      SFR             OWNER-OCC      360      20001031      20001201
0018632323      PORT CHESTER             NY      10573      SFR             OWNER-OCC      360      20001031      20001201
0018633321      DAVIS                    CA      95616      SFR             OWNER-OCC      360      20001031      20001201
0018633610      HIALEAH                  FL      33015      PUD             OWNER-OCC      360      20001031      20001201
0018634022      BRUNSWICK                GA      31520      SFR             OWNER-OCC      360      20001103      20010101
0018634485      SPRING HILL              FL      34606      SFR             OWNER-OCC      360      20001031      20001201
0018634691      WESTBURY                 NY      11590      SFR             NON OWNER      360      20001031      20001201
0018636787      JACKSONVILLE             FL      32205      SFR             OWNER-OCC      180      20001031      20001201
0018638627      FOLSOM                   LA      70437      SFR             OWNER-OCC      180      20001031      20001201
0018644567      KISSIMMEE                FL      34744      SFR             OWNER-OCC      180      20001031      20001201
0018644948      CUMMING                  GA      30040      PUD             OWNER-OCC      360      20001031      20001201
0018646968      BAY VILLAGE              OH      44140      SFR             OWNER-OCC      240      20001031      20001201
0018648196      TAMPA                    FL      33624      SFR             OWNER-OCC      360      20001031      20001201
0018649210      EGG HARBOR TWP           NJ       8234      SFR             OWNER-OCC      360      20001027      20001201
0018649491      CAROL CITY               FL      33055      SFR             OWNER-OCC      360      20001031      20001201
0018651869      COOPER CITY              FL      33328      SFR             OWNER-OCC      360      20001031      20001201
0018655431      KISSIMMEE                FL      34743      SFR             OWNER-OCC      360      20001031      20001201
0018657262      HOUSTON                  TX      77049      SFR             OWNER-OCC      240      20001031      20001201
0018657668      HAMBURG                  PA      19526      SFR             OWNER-OCC      180      20001031      20001201
0018658088      NEW LONDON               CT       6320      SFR             OWNER-OCC      360      20001031      20001201
0018669945      ELIZABETH                CO      80107      SFR             OWNER-OCC      360      20001031      20001201
0018672196      OLYMPIA                  WA      98506      SFR             OWNER-OCC      240      20001031      20001201
0018672204      CHICAGO                  IL      60625      CONDO           OWNER-OCC      360      20001031      20001201
0018673756      SAN FRANCISCO            CA      94124      SFR             NON OWNER      360      20001031      20001201
0018674002      JACKSONVILLE             FL      32210      SFR             OWNER-OCC      360      20001031      20001201
0018677047      BATON ROUGE              LA      70807      SFR             OWNER-OCC      240      20001031      20001201
0018420950      COLTON                   CA      92324      SFR             OWNER-OCC      360      20001031      20001201
0018516864      JONESBORO                AR      72401      SFR             OWNER-OCC      360      20001120      20010101
0018850131      NEW WINDSOR              NY      12553      SFR             OWNER-OCC      360      20001124      20010101
0018670273      WESTBROOKVILLE           NY      12785      SFR             OWNER-OCC      360      20001121      20010101
0018565937      ARDSLEY                  NY      10502      SFR             OWNER-OCC      360      20001117      20001201
0018508960      STARKVILLE               MS      39759      SFR             OWNER-OCC      240      20001115      20010101
0018614933      CEDAR PARK               TX      78613      SFR             OWNER-OCC      180      20001116      20010101
0018708628      WEATHERFORD              TX      76086      SFR             NON OWNER      180      20001121      20010101
0018678912      DALLAS                   TX      75227      SFR             OWNER-OCC      360      20001117      20010101
0018580035      DUNCANVILLE              TX      75137      SFR             OWNER-OCC      360      20001031      20001201
0018521260      SANFORD                  FL      32771      SFR             OWNER-OCC      180      20001124      20010101
0018726315      WHITTIER                 CA      90603      SFR             OWNER-OCC      360      20001121      20010101
0018390260      TORRANCE                 CA      90505      SFR             OWNER-OCC      360      20001121      20010101
0018407627      CHICAGO                  IL      60639      SFR             OWNER-OCC      360      20001114      20010101
0018660381      EMILY                    MN      56447      SFR             OWNER-OCC      180      20001116      20010101
0019331693      BUCKLEY                  MI      49620      SFR             OWNER-OCC      360      20010119      20010301
0019147263      SANDISFIELD              MA       1255      SFR             OWNER-OCC      240      20001231      20010201
0019092808      SOUTH ATTLEBORO          MA       2703      SFR             NON OWNER      360      20001228      20010201
0019111707      FARMINGTON               MN      55024      SFR             OWNER-OCC      180      20001227      20010201
0018819540      LAKEVILLE                MN      55044      SFR             OWNER-OCC      360      20001231      20010201
0018958314      LINWOOD TOWNSHIP         MN      55079      SFR             OWNER-OCC      360      20010108      20010201
0019067529      ROCHESTER                MN      55901      SFR             OWNER-OCC      360      20010108      20010301
0019338466      EDINA                    MN      55343      SFR             OWNER-OCC      360      20010118      20010301
0019577626      COALINGA                 CA      93210      SFR             OWNER-OCC      360      20010124      20010301
0019033745      MASSILLON                OH      44646      SFR             OWNER-OCC      360      20001229      20010201
0019494483      WESTMINSTER              CA      92683      SFR             OWNER-OCC      360      20010126      20010301
0019443910      SHREVEPORT               LA      71129      SFR             OWNER-OCC      360      20010124      20010301
0019357557      SATSUMA                  AL      36572      SFR             OWNER-OCC      180      20010124      20010301
0019109362      PALMERTON                PA      18071      SFR             OWNER-OCC      240      20010105      20010301
0018807321      AKRON                    OH      44321      SFR             OWNER-OCC      240      20010119      20010301
0019300391      NORWALK                  CA      90650      SFR             OWNER-OCC      360      20010116      20010301
0019294016      SAN FRANCISCO            CA      94585      2-4 UNITS       NON OWNER      360      20010117      20010301
0019172410      MISSION VIEJO            CA      92691      SFR             OWNER-OCC      180      20001227      20010201
0019066067      OLEY                     PA      19547      SFR             OWNER-OCC      240      20001229      20010201
0019083823      LAWRENCEVILLE            GA      30045      SFR             OWNER-OCC      360      20001228      20010201
0018907006      NORTH HUNTINGDON         PA      15642      SFR             OWNER-OCC      360      20001227      20010201
0019131077      KIRKLAND                 WA      98033      SFR             OWNER-OCC      360      20010126      20010301
0019200518      NAVARRE                  OH      44662      SFR             OWNER-OCC      360      20010116      20010301
0019310507      HEMET                    CA      92545      SFR             OWNER-OCC      180      20010119      20010301
0019171602      CHATSWORTH               GA      30705      SFR             OWNER-OCC      180      20001231      20010201
0019523125      SAN JOSE                 CA      95111      SFR             OWNER-OCC      360      20010126      20010301
0019204395      LOS ANGELES              CA      90062      SFR             OWNER-OCC      360      20010118      20010301
0018897439      SEATTLE                  WA      98108      SFR             OWNER-OCC      180      20001229      20010201
0019059963      EL CAJON                 CA      92019      SFR             OWNER-OCC      360      20001231      20010201
0019107986      SANTA ANA                CA      92701      SFR             OWNER-OCC      360      20001226      20010201
0019323617      SUNNYVALE                CA      94085      SFR             OWNER-OCC      360      20010131      20010301
0019545342      STILLWATER               OK      74075      SFR             OWNER-OCC      360      20010130      20010301
0019097203      CROGHAN                  NY      13327      SFR             OWNER-OCC      360      20010118      20010201
0018668087      CLAVERACK                NY      12513      SFR             OWNER-OCC      360      20010108      20010301
0019532076      SAN JOSE                 CA      95127      SFR             OWNER-OCC      360      20010206      20010301
0019219880      HEMET                    CA      92545      SFR             OWNER-OCC      360      20010205      20010401
0019606276      PITTSBURG                CA      94565      SFR             OWNER-OCC      360      20010202      20010401
0019128115      DENVER                   PA      17517      SFR             OWNER-OCC      360      20010131      20010301
0019273655      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      240      20010131      20010301
0019292200      CONCORD                  CA      94518      SFR             OWNER-OCC      360      20010131      20010301
0019150523      LEMON GROVE              CA      91945      2-4 UNITS       OWNER-OCC      360      20010131      20010301
0019171578      LEAGUE CITY              TX      77573      PUD             OWNER-OCC      240      20010131      20010301
0019172964      MANTECA                  CA      95337      SFR             OWNER-OCC      360      20010131      20010301
0019310580      HOUSTON                  TX      77013      SFR             OWNER-OCC      180      20010131      20010301
0019310952      CORPUS CHRISTI           TX      78411      SFR             OWNER-OCC      180      20010131      20010301
0019395797      NEWBERG                  OR      97132      SFR             OWNER-OCC      360      20010131      20010301
0019347848      OKLAHOMA CITY            OK      73162      SFR             OWNER-OCC      360      20010131      20010301
0018885723      LAPINE                   OR      97739      SFR             OWNER-OCC      360      20001128      20010101
0018888669      CLEVELAND                OH      44102      2-4 UNITS       OWNER-OCC      360      20001128      20010101
0018690768      PORTLAND                 OR      97202      SFR             2ND HOME       360      20001128      20010101
0018586990      ROCKLEDGE                FL      32955      SFR             OWNER-OCC      360      20001128      20010101
0018427500      BALLGROUND               GA      30107      SFR             OWNER-OCC      360      20001128      20010101
0018665836      NAPA                     CA      94558      SFR             OWNER-OCC      360      20001128      20010101
0018440081      LAREDO                   TX      78041      SFR             OWNER-OCC      240      20001128      20010101
0018565002      ALIQUIPPA                PA      15001      SFR             OWNER-OCC      360      20001128      20010101
0018681197      BALTIMORE                MD      21229      SFR             OWNER-OCC      240      20001128      20010101
0018853325      FRESNO                   CA      93702      SFR             OWNER-OCC      360      20001128      20010101
0018627117      JAFFREY                  NH       3452      SFR             OWNER-OCC      240      20001127      20010101
0018895243      LIVERMORE                CA      94550      SFR             OWNER-OCC      180      20001129      20010101
0018798504      SOUTHAMPTON              NY      11968      SFR             OWNER-OCC      360      20001129      20010101
0018769133      CHICAGO                  IL      60628      SFR             OWNER-OCC      240      20001129      20010101
0018612069      DANBY                    NY      14850      SFR             OWNER-OCC      360      20001129      20010101
0018755892      MIDLOTHIAN               IL      60445      SFR             OWNER-OCC      180      20001129      20010101
0018696377      CENTRAL FALLS            RI       2863      2-4 UNITS       OWNER-OCC      180      20001129      20010101
0018590323      HAYWARD                  CA      94541      CONDO           OWNER-OCC      360      20001129      20010101
0018928903      CANON CITY               CO      81212      SFR             NON OWNER      360      20001129      20010101
0018898528      ROCHESTER                NY      14626      SFR             OWNER-OCC      240      20001129      20010101
0018952978      STATEN ISLAND            NY      10301      2-4 UNITS       OWNER-OCC      360      20001129      20010101
0018740506      GROSSE POINTE FARMS      MI      48236      SFR             OWNER-OCC      360      20001128      20010101
0018752725      TORRINGTON               CT       6790      SFR             OWNER-OCC      360      20001128      20010101
0018838201      WYANDANCH                NY      11798      SFR             OWNER-OCC      180      20001128      20010101
0018843672      SALISBURY                MD      21804      SFR             OWNER-OCC      360      20001128      20010101
0018757864      WAVERLY                  MN      55390      SFR             OWNER-OCC      360      20001128      20010101
0018657593      INDIANAPOLIS             IN      46217      PUD             OWNER-OCC      180      20001128      20010101
0018871780      THE WOODLANDS            TX      77381      PUD             OWNER-OCC      360      20001129      20010101
0018724542      HOUSTON                  TX      77056      PUD             OWNER-OCC      360      20001129      20010101
0018875534      THORNTON                 CO      80229      SFR             OWNER-OCC      360      20001129      20010101
0018891358      YPSILANTI                MI      48198      SFR             NON OWNER      180      20001129      20010101
0018753814      HOUSTON                  TX      77005      SFR             OWNER-OCC      180      20001129      20010101
0018879841      NEW ORLEANS              LA      70131      SFR             OWNER-OCC      180      20001129      20010101
0018816884      NEW CANEY                TX      77357      SFR             OWNER-OCC      360      20001129      20010101
0018829739      BURNSVILLE               MN      55306      SFR             OWNER-OCC      360      20001129      20010101
0018838540      KANSAS CITY              MO      64133      SFR             OWNER-OCC      180      20001129      20010101
0018847152      PASO ROBLES              CA      93216      SFR             OWNER-OCC      360      20001129      20010101
0018868844      HONOLULU                 HI      96817      SFR             OWNER-OCC      240      20001129      20010101
0018768762      LAKEVILLE                MN      55044      SFR             OWNER-OCC      360      20001129      20010101
0018915017      SARALAND                 AL      36571      SFR             OWNER-OCC      180      20001129      20010101
0018942904      MCCALLA                  AL      35111      SFR             OWNER-OCC      240      20001129      20010101
0018750869      STOCKTON                 CA      95207      CONDO           OWNER-OCC      360      20001129      20010101
0018725648      JACKSONVILLE             FL      32221      SFR             OWNER-OCC      360      20001129      20010101
0018818153      MINNEAPOLIS              MN      55408      SFR             2ND HOME       360      20001129      20010101
0018732776      TYLER                    TX      75703      SFR             OWNER-OCC      360      20001129      20010101
0018733105      DALLAS                   TX      75216      SFR             OWNER-OCC      180      20001129      20010101
0018736256      ROY                      UT      84067      SFR             OWNER-OCC      360      20001129      20010101
0018716118      PARKESBURG               PA      19365      SFR             OWNER-OCC      360      20001129      20010101
0018721589      EAGAN                    MN      55122      SFR             2ND HOME       360      20001129      20010101
0018696237      CARROLLTON               TX      75007      SFR             OWNER-OCC      180      20001129      20010101
0018698274      MIAMI                    FL      33176      SFR             OWNER-OCC      360      20001129      20010101
0018667808      CARBONDALE               PA      18407      SFR             OWNER-OCC      360      20001129      20010101
0018670398      RIVERSIDE                MO      64150      SFR             OWNER-OCC      360      20001129      20010101
0018644518      AUSTIN                   TX      78719      SFR             OWNER-OCC      240      20001129      20010101
0018791129      CANTON                   OH      44705      SFR             OWNER-OCC      180      20001129      20010101
0018650820      CINCINNATI               OH      45237      SFR             OWNER-OCC      360      20001129      20010101
0018654137      AUSTIN                   TX      78753      SFR             OWNER-OCC      360      20001129      20010101
0018796367      HOUSTON                  TX      77018      SFR             OWNER-OCC      360      20001129      20010101
0018627075      NORTH NEW PORTLAND       ME       4961      SFR             OWNER-OCC      180      20001129      20010101
0018595942      NEW CASTLE               PA      16101      SFR             OWNER-OCC      360      20001129      20010101
0018555789      HOOVER                   AL      35226      SFR             OWNER-OCC      240      20001129      20010101
0018752436      BROOKSTON                IN      47923      SFR             OWNER-OCC      360      20001129      20010101
0018559120      THE WOODLANDS            TX      77382      PUD             OWNER-OCC      360      20001129      20010101
0018566778      DALLAS                   TX      75232      SFR             OWNER-OCC      180      20001129      20010101
0018415307      GRAND PRAIRIE            TX      75052      SFR             OWNER-OCC      360      20001129      20010101
0018431668      HOUSTON                  TX      77067      PUD             OWNER-OCC      360      20001129      20010101
0018957266      ELKHORN                  NE      68022      SFR             OWNER-OCC      240      20001129      20010101
0018846733      MINNEAPOLIS              MN      55429      SFR             OWNER-OCC      180      20001129      20010101
0018928127      SANTA CLARA              CA      95050      SFR             OWNER-OCC      360      20001129      20010101
0018932756      DENVER                   CO      80239      SFR             OWNER-OCC      360      20001129      20010101
0018927848      GLOCESTER                RI       2814      SFR             OWNER-OCC      360      20001129      20010101
0018931543      CHICAGO                  IL      60620      SFR             OWNER-OCC      360      20001129      20010101
0018898502      FLINT                    MI      48506      SFR             OWNER-OCC      360      20001129      20010101
0018951335      JACKSONVILLE             FL      32244      SFR             OWNER-OCC      240      20001129      20010101
0018951525      ERIE                     PA      16510      SFR             OWNER-OCC      360      20001129      20010101
0018951681      AKRON                    OH      44305      SFR             OWNER-OCC      360      20001129      20010101
0018668616      READING                  PA      19606      SFR             OWNER-OCC      360      20001129      20010101
0018676817      WEST PALM BEACH          FL      33401      SFR             OWNER-OCC      360      20001129      20010101
0018859967      ASBURY PARK              NJ       7712      SFR             OWNER-OCC      360      20001129      20010101
0018860429      DALLAS                   TX      75238      SFR             OWNER-OCC      360      20001129      20010101
0018868208      MOBILE                   AL      36609      SFR             OWNER-OCC      360      20001129      20010101
0018959882      GLADSTONE                MO      64118      SFR             OWNER-OCC      360      20001130      20010101
0018892299      CHATHAM                  NY      12037      SFR             OWNER-OCC      240      20001130      20010101
0018840405      HOWELL                   MI      48843      SFR             OWNER-OCC      360      20001130      20010101
0018933853      HANCOCK                  NY      13783      SFR             OWNER-OCC      360      20001130      20010101
0018832030      DETROIT                  MI      48224      SFR             NON OWNER      360      20001130      20010101
0018397612      GARLAND                  TX      75040      SFR             OWNER-OCC      360      20001130      20010101
0018877506      PORTAGE                  IN      46368      SFR             OWNER-OCC      180      20001130      20010101
0018688150      VALHALLA                 NY      10595      SFR             OWNER-OCC      360      20001130      20010101
0018392704      LOSTINE                  OR      97857      SFR             OWNER-OCC      360      20001130      20010101
0018946897      STATEN ISLAND            NY      10305      SFR-ATTACH      OWNER-OCC      180      20001130      20010101
0018765958      HOUSTON                  TX      77060      SFR             OWNER-OCC      240      20001130      20010101
0018788133      WESTBURY                 NY      11590      SFR             OWNER-OCC      360      20001130      20010101
0018953323      BRIGANTINE               NJ       8203      SFR             OWNER-OCC      360      20001130      20010101
0018838110      DOVER                    FL      33527      SFR             OWNER-OCC      360      20001130      20010101
0018929422      LAKE HAVASU CITY         AZ      86406      SFR             OWNER-OCC      360      20001130      20010101
0018865725      PORT ST LUCIE            FL      34983      SFR             OWNER-OCC      180      20001130      20010101
0018866442      ST LOUIS                 MO      63111      2-4 UNITS       NON OWNER      360      20001130      20010101
0018904540      DRACUT                   MA       1826      SFR             OWNER-OCC      240      20001130      20010101
0018775247      LOS ANGELES              CA      90047      SFR             2ND HOME       360      20001130      20010101
0018776872      MANCHESTER               PA      17345      SFR             OWNER-OCC      360      20001130      20010101
0018897108      VALRICO                  FL      33594      MANU/MOBIL      OWNER-OCC      360      20001130      20010101
0018770198      HOUSTON                  TX      77092      SFR             OWNER-OCC      180      20001130      20010101
0018725424      PASS CHRISTIAN           MS      39571      SFR             OWNER-OCC      180      20001130      20010101
0018734186      MADISON                  OH      44057      SFR             OWNER-OCC      360      20001130      20010101
0018920801      FRESNO                   CA      93722      SFR             OWNER-OCC      240      20001207      20010201
0018619213      FOSTORIA                 OH      44830      SFR             OWNER-OCC      360      20001130      20010101
0018621870      MAYWOOD                  IL      60153      SFR             OWNER-OCC      360      20001130      20010101
0018905257      SPANAWAY                 WA      98387      SFR             OWNER-OCC      240      20001130      20010101
0018520379      WESTON                   FL      33327      PUD             OWNER-OCC      360      20001130      20010101
0018869453      SANTA ANA                CA      92704      SFR             OWNER-OCC      360      20001130      20010101
0018837849      CLEARWATER               MN      55320      SFR             OWNER-OCC      360      20001130      20010101
0018807628      WETMORE                  MI      49895      SFR             OWNER-OCC      360      20001130      20010101
0018547521      CORONA AREA              CA      92883      PUD             OWNER-OCC      360      20001130      20010101
0018663823      BOOTHWYN                 PA      19061      SFR             OWNER-OCC      180      20001130      20010101
0018673764      EL CENTRO                CA      92243      SFR             OWNER-OCC      360      20001130      20010101
0018729434      DALLAS                   TX      75234      SFR             OWNER-OCC      240      20001130      20010101
0018552778      CHAPARRAL                NM      88021      SFR             OWNER-OCC      360      20001129      20010101
0018593178      LOS ANGELES              CA      90037      2-4 UNITS       OWNER-OCC      360      20001124      20001201
0018913178      LANSING                  MI      48906      SFR             OWNER-OCC      360      20001204      20010201
0018804138      SAN LEANDRO              CA      94578      SFR             OWNER-OCC      360      20001201      20010101
0018948646      LOS ANGELES              CA      90047      SFR             OWNER-OCC      360      20001130      20010101
0018911347      GREENPORT                NY      11944      SFR             OWNER-OCC      360      20001130      20010101
0018867150      OAKLAND                  CA      94605      SFR             OWNER-OCC      360      20001130      20010101
0018818609      PT ORANGE                FL      32119      SFR             OWNER-OCC      240      20001130      20010101
0018547828      GRAND ISLAND             NY      14072      SFR             OWNER-OCC      360      20001130      20010101
0018446450      HURLEY                   NY      12443      SFR             OWNER-OCC      240      20001130      20010101
0018341461      KENNEWICK                WA      99336      SFR             OWNER-OCC      360      20001130      20010101
0018105817      SOMERS                   NY      10589      SFR             OWNER-OCC      360      20001130      20010101
0018139014      LUBBOCK                  TX      79424      SFR             OWNER-OCC      360      20001130      20010101
0018642553      COLLEGE POINT            NY      11356      SFR             OWNER-OCC      240      20001130      20010101
0018804302      GRIFFITH                 IN      46319      SFR             OWNER-OCC      180      20001130      20010101
0018672428      INDIANAPOLIS             IN      46221      SFR             OWNER-OCC      360      20001130      20010101
0018781708      BROOKLYN                 NY      11238      2-4 UNITS       OWNER-OCC      360      20001130      20010101
0018688937      VICTORVILLE              CA      92392      SFR             OWNER-OCC      360      20001130      20010101
0018699058      PENSACOLA                FL      32526      SFR             OWNER-OCC      360      20001130      20010101
0018710855      HOLBROOK                 NY      11741      SFR             OWNER-OCC      360      20001130      20010101
0018753129      FRESH MEADOWS            NY      11366      SFR             OWNER-OCC      360      20001130      20010101
0018766428      WESLEY HILLS             NY      10952      SFR             OWNER-OCC      360      20001130      20010101
0018790022      WHITING                  IN      46394      2-4 UNITS       OWNER-OCC      180      20001130      20010101
0018679829      CATHEDRAL CITY           CA      92234      SFR             NON OWNER      360      20001204      20010101
0018679902      CATHEDRAL CITY           CA      92234      SFR             NON OWNER      360      20001204      20010101
0018772640      GLENDALE                 CA      91207      SFR             OWNER-OCC      360      20001201      20010101
0018881151      ERIE                     PA      16504      SFR             OWNER-OCC      360      20001130      20010101
0018955336      TIOGA                    PA      16946      SFR             2ND HOME       360      20001130      20010101
0018957282      EAST PALO ALTO           CA      94303      SFR             OWNER-OCC      360      20001130      20010101
0018953703      ST PAUL                  MN      55106      SFR             OWNER-OCC      360      20001130      20010101
0018920199      JACKSONVILLE             FL      32208      SFR             OWNER-OCC      360      20001130      20010101
0018942094      ABINGTON                 MA       2351      SFR             OWNER-OCC      240      20001130      20010101
0018942540      CHICAGO                  IL      60620      SFR             OWNER-OCC      360      20001130      20010101
0018927178      SAN JOSE                 CA      95111      SFR             OWNER-OCC      360      20001130      20010101
0018928473      COUNTRY CLUB HILLS       IL      60478      SFR             OWNER-OCC      360      20001130      20010101
0018986661      CHICAGO                  IL      60617      SFR             NON OWNER      360      20001130      20010101
0018858696      BIG POOL                 MD      21711      SFR             OWNER-OCC      360      20001130      20010101
0018936070      SAN JUAN CAPISTRANO      CA      92675      CONDO           OWNER-OCC      360      20001130      20010101
0018905299      KAILUA                   HI      96734      SFR             OWNER-OCC      360      20001130      20010101
0018910083      DAYTON                   OH      45406      SFR             OWNER-OCC      360      20001130      20010101
0018831388      WESTHAMPTON              NJ       8060      SFR             OWNER-OCC      360      20001130      20010101
0018916304      DAVENPORT                FL      33837      MANU/MOBIL      OWNER-OCC      180      20001130      20010101
0018916841      BUXTON                   ME       4093      SFR             OWNER-OCC      180      20001130      20010101
0018918995      ANCHORAGE                AK      99502      SFR             OWNER-OCC      360      20001130      20010101
0018919225      MIAMI                    FL      33056      SFR             OWNER-OCC      360      20001130      20010101
0018895987      TACOMA                   WA      98446      SFR             OWNER-OCC      360      20001130      20010101
0018897207      NOTTINGHAM               PA      19362      SFR             OWNER-OCC      360      20001130      20010101
0018897652      ORLANDO                  FL      32808      SFR             OWNER-OCC      240      20001130      20010101
0018900902      MARYSVILLE               WA      98271      SFR             OWNER-OCC      360      20001130      20010101
0018880096      PINOLE                   CA      94569      PUD             OWNER-OCC      240      20001130      20010101
0018884742      BIRMINGHAM               AL      35211      SFR             OWNER-OCC      360      20001130      20010101
0018888701      HOMESTEAD                FL      33030      SFR             OWNER-OCC      360      20001130      20010101
0018888784      PHILLIPSBURG             NJ       8865      SFR             OWNER-OCC      360      20001130      20010101
0018889857      LAFAYETTE HILL           PA      19444      SFR-ATTACH      OWNER-OCC      360      20001130      20010101
0018851931      RIALTO                   CA      92377      SFR             OWNER-OCC      360      20001130      20010101
0018929810      OLYMPIA                  WA      98512      SFR             OWNER-OCC      240      20001130      20010101
0018859009      WEST CHESTER             PA      19382      SFR             OWNER-OCC      360      20001130      20010101
0018848028      FARIBAULT                MN      55021      SFR             OWNER-OCC      360      20001130      20010101
0018848606      KELSO                    WA      98626      MANU/MOBIL      OWNER-OCC      360      20001130      20010101
0018827956      NEW BOSTON               MI      48164      SFR             OWNER-OCC      360      20001130      20010101
0018831198      COLORADO SPRINGS         CO      80911      SFR             OWNER-OCC      360      20001130      20010101
0018834465      GILCREST                 OR      97737      MANU/MOBIL      OWNER-OCC      360      20001130      20010101
0018835447      RAPID CITY               SD      57703      SFR             OWNER-OCC      180      20001130      20010101
0018805416      TUSCALOOSA               AL      35405      SFR             OWNER-OCC      240      20001130      20010101
0018807156      BETHLEHEM                PA      18015      2-4 UNITS       NON OWNER      180      20001130      20010101
0018811927      NORTH MIAMI BEACH        FL      33179      SFR             OWNER-OCC      360      20001130      20010101
0018818633      LONGWOOD                 FL      32779      SFR             NON OWNER      240      20001130      20010101
0018819680      ALVIN                    TX      77511      SFR             OWNER-OCC      240      20001130      20010101
0018792580      GRANDVIEW                MO      64030      SFR             OWNER-OCC      360      20001130      20010101
0018939470      LEVITTOWN                PA      19056      SFR             OWNER-OCC      360      20001130      20010101
0018795963      OAKLAND                  CA      94603      SFR             OWNER-OCC      360      20001130      20010101
0018590174      BELLVILE                 TX      77418      SFR             OWNER-OCC      180      20001130      20010101
0018614024      HOUSTON                  TX      77049      PUD             OWNER-OCC      180      20001130      20010101
0018624932      FLORENCE                 NJ       8518      SFR             OWNER-OCC      360      20001130      20010101
0018581819      GUYMON                   OK      73942      SFR             OWNER-OCC      360      20001130      20010101
0018566836      NORMAN                   OK      73026      SFR             OWNER-OCC      180      20001130      20010101
0018573873      DUNEDIN                  FL      34698      CONDO           NON OWNER      360      20001130      20010101
0018528596      HAYWARD                  CA      94545      SFR             OWNER-OCC      180      20001130      20010101
0018522102      KEYES                    CA      95328      SFR             NON OWNER      360      20001130      20010101
0018500892      HARTFORD                 CT       6106      2-4 UNITS       NON OWNER      360      20001130      20010101
0018798264      LAKELAND                 FL      33809      SFR             OWNER-OCC      240      20001130      20010101
0018954099      ATLANTA                  GA      30331      SFR             OWNER-OCC      360      20001130      20010101
0018431619      CRYSTAL BEACH            TX      77650      SFR             OWNER-OCC      360      20001130      20010101
0018476739      MERIDEN                  CT       6451      SFR             OWNER-OCC      360      20001130      20010101
0018185397      FOREST PARK              GA      30050      SFR             NON OWNER      240      20001130      20010101
0018656553      BENSALEM                 PA      19020      CONDO           OWNER-OCC      360      20001130      20010101
0017928672      AUSTIN                   TX      78736      SFR             OWNER-OCC      360      20001130      20010101
0018097261      FARMINGTON               NM      87418      SFR             NON OWNER      360      20001130      20010101
0018401547      MERCEDES                 TX      78570      SFR             OWNER-OCC      360      20001130      20010101
0018411785      RAINSVILLE               NM      87736      SFR             OWNER-OCC      360      20001130      20010101
0018680249      VICKSBURG                MS      39180      SFR             OWNER-OCC      360      20001130      20010101
0018699116      TUNKHANNOCK              PA      18657      SFR             OWNER-OCC      180      20001130      20010101
0018699835      CHICAGO                  IL      60628      SFR             OWNER-OCC      360      20001130      20010101
0018668418      NORRRISTOWN              PA      19403      SFR             OWNER-OCC      360      20001130      20010101
0018671750      KANSAS CITY              MO      64137      SFR             OWNER-OCC      240      20001130      20010101
0018781559      DALLAS                   TX      75205      SFR             OWNER-OCC      360      20001130      20010101
0018727800      SAN FRANCISCO            CA      94112      SFR             OWNER-OCC      360      20001130      20010101
0018723692      HARTFORD                 CT       6120      2-4 UNITS       NON OWNER      360      20001130      20010101
0018698779      PHILADELPHIA             PA      19143      2-4 UNITS       NON OWNER      360      20001130      20010101
0018699009      DALLAS                   TX      75138      SFR             OWNER-OCC      180      20001130      20010101
0018702159      ELIZABETH                PA      15037      SFR             OWNER-OCC      360      20001130      20010101
0018715649      MENDON                   MA       1756      SFR             OWNER-OCC      360      20001130      20010101
0018719393      SPRING                   TX      77388      PUD             OWNER-OCC      360      20001130      20010101
0018782847      SACRAMENTO               CA      95828      SFR             OWNER-OCC      360      20001130      20010101
0018736405      CASEYVILLE               IL      62232      SFR             OWNER-OCC      360      20001130      20010101
0018712190      CORAL SPRINGS            FL      33071      SFR             OWNER-OCC      240      20001130      20010101
0018712224      SUNRISE                  FL      33323      PUD             OWNER-OCC      180      20001130      20010101
0018750612      COMPTON                  CA      90220      SFR             OWNER-OCC      360      20001130      20010101
0018754051      MORROW                   GA      30260      SFR             NON OWNER      360      20001130      20010101
0018785980      ATHENS                   TX      75751      SFR             OWNER-OCC      360      20001130      20010101
0018772079      ARLINGTON                TX      76017      SFR             OWNER-OCC      240      20001130      20010101
0018759613      SAN ANTONIO              TX      78247      SFR             OWNER-OCC      360      20001130      20010101
0018772533      SAN ANTONIO              TX      78218      SFR             NON OWNER      240      20001130      20010101
0018776849      LORAIN                   OH      44052      SFR             OWNER-OCC      240      20001130      20010101
0018955328      ACUSHNET                 MA       2743      SFR             OWNER-OCC      240      20001130      20010101
0018885319      RICHMOND                 CA      94801      SFR             OWNER-OCC      180      20001130      20010101
0018903211      OF SANTA CLARITA         CA      91354      SFR             OWNER-OCC      240      20001130      20010101
0018835868      TUSCALOOSA               AL      35404      SFR             OWNER-OCC      360      20001130      20010101
0018842757      BOWMANSTOWN              PA      18030      SFR-ATTACH      OWNER-OCC      360      20001130      20010101
0018930834      CEDAR LAKE               IN      46303      SFR             OWNER-OCC      360      20001130      20010101
0018932301      ATLANTA                  GA      30331      SFR             OWNER-OCC      180      20001130      20010101
0018865212      HOMESTEAD                FL      33035      PUD-ATTACH      OWNER-OCC      360      20001130      20010101
0018802421      MOBILE                   AL      36617      SFR             OWNER-OCC      360      20001130      20010101
0018803841      MANZANITA                OR      97130      SFR             OWNER-OCC      360      20001130      20010101
0018812511      FT LAUDERDALE            FL      33301      CONDO           OWNER-OCC      240      20001130      20010101
0018817338      WEST LAKELAND            MN      55082      SFR             OWNER-OCC      360      20001130      20010101
0018910034      LA GRANGE                IL      60525      SFR             OWNER-OCC      360      20001130      20010101
0018788752      LAS VEGAS                NV      89104      SFR             NON OWNER      360      20001130      20010101
0018789677      HURST                    TX      76054      SFR             OWNER-OCC      180      20001130      20010101
0018792960      ROUND ROCK               TX      78664      SFR             OWNER-OCC      360      20001130      20010101
0018799775      SATSUMA                  AL      36572      SFR             OWNER-OCC      360      20001130      20010101
0018800151      CHUNCHULA                AL      36521      SFR             OWNER-OCC      180      20001130      20010101
0018898510      FARMINGTON               MN      55024      SFR             OWNER-OCC      180      20001130      20010101
0018703082      FREMONT                  CA      94536      SFR             OWNER-OCC      360      20001130      20010101
0018735498      PHOENIX                  AZ      85015      SFR             OWNER-OCC      240      20001130      20010101
0018591206      CHEHALIS                 WA      98532      SFR             OWNER-OCC      240      20001130      20010101
0018879445      OIL CITY                 LA      71061      SFR             OWNER-OCC      360      20001130      20010101
0018601682      FRESNO                   CA      93725      SFR             OWNER-OCC      180      20001130      20010101
0018629899      BROOKLYN PARK            MN      55428      SFR             OWNER-OCC      360      20001130      20010101
0018970970      LOS ANGELES AREA         CA      90059      SFR             OWNER-OCC      360      20001130      20010101
0018909002      BATESVILLE               AR      72501      SFR             OWNER-OCC      360      20001130      20010101
0018496406      BAYTOWN                  TX      77521      SFR             OWNER-OCC      180      20001130      20010101
0018400994      PELHAM                   AL      35124      SFR             OWNER-OCC      360      20001130      20010101
0018849075      LONG BEACH               MS      39560      SFR             OWNER-OCC      360      20001130      20010101
0018813550      EUCLID                   OH      44123      2-4 UNITS       NON OWNER      180      20001130      20010101
0018794669      PEABODY                  MA       1960      SFR             OWNER-OCC      360      20001130      20010101
0018939033      BROKEN ARROW             OK      74014      SFR             OWNER-OCC      360      20001130      20010101
0018566422      BASTROP                  TX      78602      SFR             OWNER-OCC      240      20001130      20010101
0018799718      MARIETTA                 GA      30066      SFR             OWNER-OCC      240      20001130      20010101
0018677450      EAST CLEVELAND           OH      44112      SFR             OWNER-OCC      360      20001130      20010101
0018724708      CITY OF LOS ANGELES      CA      91345      SFR             OWNER-OCC      360      20001130      20010101
0018701821      HOUSTON                  TX      77084      PUD             OWNER-OCC      360      20001130      20010101
0018736793      DEVILLE                  LA      71328      SFR             OWNER-OCC      360      20001130      20010101
0018759290      FRAZIER PARK             CA      93225      SFR             OWNER-OCC      240      20001130      20010101
0018881375      SAN JOSE                 CA      95131      SFR             OWNER-OCC      240      20001214      20010201
0018978213      CLAREMONT                CA      91711      SFR             OWNER-OCC      360      20001219      20010201
0019038835      BURTON                   MI      48529      SFR             OWNER-OCC      360      20001220      20010201
0019093384      DULUTH                   MN      55808      SFR             OWNER-OCC      360      20001222      20010201
0018996629      SANFORD                  FL      32771      SFR             OWNER-OCC      360      20001213      20010201
0018862946      QUEEN CREEK              AZ      85242      MANU/MOBIL      OWNER-OCC      240      20001214      20010201
0018880302      SAN JOSE                 CA      95111      SFR             OWNER-OCC      360      20001213      20010201
0018901942      SANTA FE                 TX      77517      SFR             OWNER-OCC      180      20001215      20010201
0018902650      MURRIETA                 CA      92563      SFR             OWNER-OCC      360      20001214      20010201
0018943522      KENT                     WA      98031      SFR             OWNER-OCC      240      20001215      20010201
0018996611      PROVIDENCE               RI       2904      2-4 UNITS       OWNER-OCC      360      20001219      20010201
0018636662      BAYTOWN                  TX      77521      SFR             OWNER-OCC      360      20001205      20010101
0019116508      MONROE                   GA      30655      SFR             OWNER-OCC      240      20001222      20010201
0019002401      HILLSBORO                OR      97123      SFR             OWNER-OCC      360      20001212      20010201
0018909135      WURTSBORO                NY      12790      SFR             OWNER-OCC      360      20001212      20010201
0018955807      GREENPORT                NY      11944      SFR             OWNER-OCC      180      20001218      20010201
0018958447      BRIGHTON                 CO      80603      SFR             OWNER-OCC      360      20001215      20010201
0018960781      SAYBROOK                 OH      44004      SFR             OWNER-OCC      180      20001219      20010201
0019130020      ISANTI                   MN      55040      SFR             OWNER-OCC      360      20001222      20010201
0019065903      PITTSBURGH               PA      15227      SFR             OWNER-OCC      180      20001222      20010201
0019067610      OPA-LOCKA                FL      33055      SFR             OWNER-OCC      240      20001222      20010201
0018966085      CLEARWATER               FL      33759      SFR             OWNER-OCC      360      20001215      20010201
0019012533      OAKLAND                  CA      94602      2-4 UNITS       OWNER-OCC      360      20001219      20010201
0018892414      PACIFICA                 CA      94044      SFR             OWNER-OCC      360      20001218      20010201
0018914374      EULESS                   TX      76039      SFR             OWNER-OCC      360      20001219      20010201
0018981472      NEW ORLEANS              LA      70127      SFR             OWNER-OCC      240      20001219      20010201
0018982231      CEDAR LAKE               IN      46303      SFR             OWNER-OCC      360      20001220      20010201
0019003466      BENBROOK                 TX      76126      SFR             OWNER-OCC      240      20001219      20010201
0019011139      TAMPA                    FL      33603      SFR             OWNER-OCC      360      20001212      20010201
0018969923      DOWNEY                   CA      90242      SFR             OWNER-OCC      360      20001218      20010201
0019015585      GAINES                   NY      14411      SFR             OWNER-OCC      360      20001221      20010201
0018974022      PHILADELPHIA             PA      19148      SFR             OWNER-OCC      360      20001220      20010201
0018974352      GROVETOWN                GA      30813      SFR             OWNER-OCC      360      20001219      20010201
0018975482      SOUTH OZONE PARK         NY      11420      2-4 UNITS       OWNER-OCC      360      20001220      20010201
0019026137      CORUNNA                  MI      48817      SFR             OWNER-OCC      240      20001222      20010201
0019034925      MIAMI                    FL      33167      SFR             OWNER-OCC      240      20001222      20010201
0019022375      HAYWARD                  CA      94545      SFR             OWNER-OCC      360      20001211      20010201
0018955856      GETTYSBURG               PA      17325      SFR             OWNER-OCC      240      20001215      20010201
0018957670      TRACY                    CA      95304      SFR             OWNER-OCC      360      20001218      20010201
0018915405      GARLAND                  TX      75041      SFR             OWNER-OCC      180      20001218      20010201
0018916502      ORLANDO                  FL      32808      SFR             OWNER-OCC      180      20001214      20010201
0018918383      REEDLEY                  CA      93654      SFR             OWNER-OCC      360      20001214      20010201
0019034024      MIAMI                    FL      33176      PUD-ATTACH      OWNER-OCC      240      20001218      20010201
0019023720      CLOVIS                   CA      93612      SFR             OWNER-OCC      360      20001219      20010201
0019029479      LITITZ                   PA      17543      SFR             OWNER-OCC      240      20001220      20010201
0019029222      SAN ANTONIO              TX      78226      SFR             OWNER-OCC      240      20001219      20010201
0019043314      WINDSOR                  CA      95492      SFR             NON OWNER      360      20001220      20010201
0019007350      HARRISBURG               PA      17110      2-4 UNITS       NON OWNER      360      20001220      20010201
0019046242      OKLAHOMA CITY            OK      73111      SFR             OWNER-OCC      180      20001222      20010201
0019011360      MOBILE                   AL      36617      SFR             OWNER-OCC      180      20001222      20010201
0019167642      BARTOW                   FL      33830      SFR             OWNER-OCC      240      20001222      20010201
0019035773      GROVELAND                CA      95321      SFR             OWNER-OCC      360      20001218      20010201
0018942813      SIMSBURY                 CT       6070      SFR             OWNER-OCC      360      20001220      20010201
0018946558      GROVELAND                FL      34736      SFR             OWNER-OCC      360      20001220      20010101
0018947697      MARYSVILLE               WA      98270      SFR             OWNER-OCC      240      20001220      20010201
0018951459      HOUSTON                  TX      77063      CONDO           OWNER-OCC      180      20001220      20010201
0019013051      AUSTIN                   TX      78745      SFR             OWNER-OCC      240      20001220      20010201
0018261263      JACKSONVILLE BEACH       FL      32250      SFR             OWNER-OCC      360      20001213      20010201
0018975334      BRIDGETON                NJ       8302      SFR             OWNER-OCC      180      20001219      20010201
0018935379      CENTERVILLE              UT      84014      SFR             OWNER-OCC      240      20001218      20010201
0018935742      WINTON                   CA      95388      SFR             OWNER-OCC      240      20001214      20010201
0018882431      LULING                   LA      70070      SFR             OWNER-OCC      360      20001218      20010201
0019038942      MARRERO                  LA      70072      SFR             NON OWNER      360      20001215      20010201
0019047547      HARTFORD                 IA      50118      SFR             OWNER-OCC      360      20001218      20010201
0019050889      MIAMI                    FL      33196      PUD             OWNER-OCC      360      20001218      20010201
0019041458      BAKERSFIELD              CA      93309      SFR             OWNER-OCC      360      20001219      20010201
0019052752      WEST PALM BEACH          FL      33406      SFR             OWNER-OCC      360      20001218      20010201
0019055672      DAYTON                   OH      45406      SFR             OWNER-OCC      360      20001220      20010201
0018952762      DEER PARK                NY      11729      SFR             OWNER-OCC      360      20001221      20010201
0018962688      HARRISBURG               PA      17112      SFR             OWNER-OCC      360      20001219      20010201
0018975854      CENTRAL NYACK            NY      10960      SFR             OWNER-OCC      360      20001213      20010201
0018979732      MADERA                   CA      93637      SFR             OWNER-OCC      360      20001215      20010201
0018979906      MADERA                   CA      93638      SFR             2ND HOME       360      20001213      20010201
0019034040      MOBILE                   AL      36609      SFR             OWNER-OCC      240      20001215      20010201
0019042522      LOVELAND                 CO      80537      SFR             OWNER-OCC      180      20001215      20010201
0019046150      OKLAHOMA CITY            OK      73118      SFR             OWNER-OCC      360      20001214      20010201
0019046713      MOORE                    OK      73160      SFR             OWNER-OCC      360      20001215      20010201
0018812503      HOUSTON                  TX      77018      SFR             OWNER-OCC      360      20001215      20010201
0018955245      COLUMBUS                 OH      43228      SFR             OWNER-OCC      360      20001220      20010201
0018985903      TEXAS CITY               TX      77590      SFR             OWNER-OCC      180      20001214      20010201
0018986893      JONES                    OK      73049      SFR             OWNER-OCC      240      20001215      20010201
0018996975      FARMINGVILLE             NY      11738      SFR             OWNER-OCC      360      20001214      20010201
0019082882      MOBILE                   AL      36619      SFR             OWNER-OCC      240      20001215      20010201
0018995605      SELMA                    AL      36701      SFR             NON OWNER      180      20001222      20010201
0019003565      DALY CITY                CA      94015      SFR             OWNER-OCC      240      20001214      20010201
0018829069      BEN WHEELER              TX      75754      SFR             OWNER-OCC      360      20001215      20010201
0018910158      BELFAST                  ME       4915      SFR             OWNER-OCC      360      20001222      20010201
0018838326      LIBERTY                  MO      64068      SFR             OWNER-OCC      360      20001215      20010201
0019117183      SPRINGFIELD              PA      19064      SFR             OWNER-OCC      240      20001220      20010201
0019059955      SAN DIMAS                CA      91773      SFR             OWNER-OCC      240      20001215      20010201
0019063353      CHOCTAW                  OK      73020      SFR             OWNER-OCC      240      20001215      20010201
0018869792      CHICAGO                  IL      60628      2-4 UNITS       OWNER-OCC      360      20001219      20010101
0018969642      POMPANO BEACH            FL      33064      PUD             OWNER-OCC      180      20001222      20010201
0018928226      MESQUITE                 TX      75149      SFR             OWNER-OCC      240      20001222      20010201
0018944181      MARRERO                  LA      70072      SFR             OWNER-OCC      360      20001130      20010101
0018916023      ALBUQUERQUE              NM      87108      SFR             OWNER-OCC      180      20001212      20010201
0018923383      CATSKILL                 NY      12414      2-4 UNITS       NON OWNER      360      20001212      20010201
0018862649      ZANESVILLE               OH      43701      SFR             OWNER-OCC      360      20001219      20010201
0019026541      NEW KENSINGTON           PA      15068      SFR             OWNER-OCC      360      20001213      20010201
0018793083      SPRING                   TX      77379      PUD             OWNER-OCC      360      20001214      20010201
0019117068      BELLE CHASSE             LA      70037      SFR             OWNER-OCC      240      20001219      20010201
0019120781      BRUSH PRARIE             WA      98606      SFR             NON OWNER      360      20001218      20010201
0018782300      ROSENBERG                TX      77471      SFR             OWNER-OCC      240      20001219      20010201
0018926410      SHIRLEY                  NY      11967      SFR             OWNER-OCC      240      20001220      20010201
0019178284      EDMOND                   OK      73003      SFR             OWNER-OCC      360      20001219      20010201
0018784546      PACIFIC BEACH            WA      98562      MANU/MOBIL      OWNER-OCC      360      20001220      20010101
0019057694      HOUSTON                  TX      77034      SFR             OWNER-OCC      240      20001222      20010201
0018710525      NATIONAL CITY            CA      91950      SFR             OWNER-OCC      360      20001220      20010201
0018744623      NASHVILLE                TN      37208      SFR             OWNER-OCC      360      20001219      20010201
0018881292      LONGWOOD                 FL      32779      SFR             OWNER-OCC      360      20001222      20010201
0018883132      HOUSTON                  TX      77018      SFR             NON OWNER      180      20001220      20010201
0018511790      ROCKY FACE               GA      30740      SFR             OWNER-OCC      360      20001215      20010201
0018538983      ROWLETT                  TX      75089      SFR             OWNER-OCC      360      20001215      20010201
0018652933      BAKERSFIELD              CA      93304      SFR             OWNER-OCC      360      20001220      20010201
0018637322      HOUSTON                  TX      77016      SFR             OWNER-OCC      360      20001220      20010201
0018449355      MINNEAPOLIS              MN      55410      SFR             OWNER-OCC      360      20001221      20010201
0019045004      AUBURN                   PA      17922      PUD             OWNER-OCC      360      20001220      20010201
0019045509      JACKSONVILLE             FL      32221      SFR             OWNER-OCC      360      20001220      20010201
0018668202      PORTLAND                 ME       4103      SFR             OWNER-OCC      360      20001221      20010201
0018922997      JACKSONVILLE             FL      32226      PUD             OWNER-OCC      240      20001222      20010201
0018999888      MESQUITE                 TX      75181      SFR             OWNER-OCC      240      20001222      20010201
0019055334      BRADFORD                 MA       1835      SFR             OWNER-OCC      240      20001222      20010201
0019073394      BIRMINGHAM               AL      35207      SFR             OWNER-OCC      180      20001220      20010201
0019049618      CEDAR LAKE               IN      46303      SFR             OWNER-OCC      360      20001215      20010201
0019057975      HUNTSVILLE               AL      35810      SFR             OWNER-OCC      240      20001218      20010201
0019061167      KEYES                    CA      95328      SFR             OWNER-OCC      360      20001219      20010201
0018863399      HOUSTON                  TX      77006      SFR             OWNER-OCC      360      20001220      20010201
0018857854      PLANO                    TX      75074      SFR             OWNER-OCC      360      20001222      20010201
0018820894      BOERNE                   TX      78006      SFR             OWNER-OCC      240      20001222      20010201
0018830158      BELLVILLE                TX      77418      SFR             OWNER-OCC      360      20001222      20010201
0018744961      PASADENA                 TX      77502      SFR             OWNER-OCC      180      20001222      20010201
0018748657      BALTIMORE                MD      21207      SFR             OWNER-OCC      360      20001221      20010201
0018629139      CANTON                   OH      44708      SFR             OWNER-OCC      240      20001222      20010201
0018487736      AURORA                   CO      80013      SFR             OWNER-OCC      360      20001221      20010201
0018879585      FT LAUDERDALE            FL      33315      SFR             OWNER-OCC      360      20001222      20010201
0018908681      PUTNAM                   CT       6260      SFR             OWNER-OCC      360      20001206      20010201
0019123165      SAN DIEGO                CA      92154      SFR             OWNER-OCC      180      20001222      20010201
0019000090      SYLACAUGA                AL      35150      SFR             OWNER-OCC      180      20001213      20010201
0019005412      STANTON                  CA      90680      PUD             OWNER-OCC      360      20001212      20010201
0018917955      STONE MOUNTAIN           GA      30087      SFR             OWNER-OCC      240      20001208      20010201
0018928887      NORWOOD                  NJ       7648      SFR             OWNER-OCC      240      20001211      20010201
0018948075      STERLING                 CO      80751      SFR             OWNER-OCC      360      20001211      20010201
0018867002      RUSSELLS POINT           OH      43348      SFR             OWNER-OCC      240      20001222      20010201
0018681874      FOMBELL                  PA      16123      SFR             OWNER-OCC      180      20001222      20010201
0018924779      DALLAS                   TX      75228      SFR             OWNER-OCC      360      20001213      20010201
0018934836      PENSACOLA                FL      32506      SFR             OWNER-OCC      360      20001212      20010201
0018957860      PASADENA                 TX      77503      SFR             OWNER-OCC      240      20001218      20010201
0019085745      LAGUNA NIGUEL            CA      92677      PUD             OWNER-OCC      360      20001222      20010201
0019085901      BIRMINGHAM               AL      35216      SFR             OWNER-OCC      360      20001222      20010201
0019096254      CONCORD                  CA      94521      CONDO           OWNER-OCC      360      20001221      20010201
0018704429      BRAWLEY                  CA      92227      SFR             2ND HOME       360      20001207      20010201
0018888545      BLOOMINGDALE             GA      31302      SFR             OWNER-OCC      360      20001130      20010101
0018665273      HOUSTON                  TX      77089      PUD             OWNER-OCC      180      20001219      20010201
0018698977      CHICAGO                  IL      60643      SFR             OWNER-OCC      360      20001215      20010201
0018703413      COLUMBIA                 SC      29212      SFR             OWNER-OCC      360      20001219      20010201
0018809319      LADY LAKE                FL      32159      SFR             OWNER-OCC      360      20001218      20010201
0018922575      NASHUA                   NH       3062      SFR             OWNER-OCC      180      20001208      20010201
0018928309      HICKSVILLE               NY      11801      SFR             OWNER-OCC      360      20001207      20010201
0018659250      LA MIRADA                CA      90638      SFR             OWNER-OCC      360      20001208      20010201
0018794420      WALLER                   TX      77484      SFR             OWNER-OCC      180      20001218      20010201
0018796946      CHARLESTON               SC      29403      SFR             OWNER-OCC      360      20001215      20010201
0018808147      WESTBURY                 NY      11590      SFR             OWNER-OCC      360      20001215      20010201
0018816215      FARMINGTON               NH       3835      SFR             OWNER-OCC      360      20001215      20010201
0018644799      DALLAS                   TX      75229      SFR             OWNER-OCC      360      20001205      20010101
0018782060      ELGIN                    IL      60120      SFR             OWNER-OCC      360      20001212      20010201
0018955724      SAN JOSE                 CA      95127      SFR             OWNER-OCC      360      20001207      20010201
0018967109      CONTOOCOOK               NH       3229      SFR             OWNER-OCC      240      20001208      20010201
0018978445      VINCENT                  AL      35178      SFR             OWNER-OCC      180      20001212      20010201
0018708339      EL PASO                  TX      79924      SFR             OWNER-OCC      360      20001205      20010201
0018861070      BIRDSBORO                PA      19508      SFR             OWNER-OCC      180      20001211      20010201
0018466193      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      180      20001214      20010201
0018893222      EULESS                   TX      76040      SFR             OWNER-OCC      180      20001208      20010201
0019032747      PROVIDENCE               RI       2907      2-4 UNITS       NON OWNER      180      20001212      20010201
0018736629      FORT WALTON BEACH        FL      32548      SFR             OWNER-OCC      360      20001218      20010201
0018825547      BETHLEHEM                NY      12158      SFR             NON OWNER      360      20001219      20010201
0018832774      BREMERTON                WA      98312      SFR             OWNER-OCC      360      20001218      20010201
0019012855      THEODORE                 AL      36582      SFR             OWNER-OCC      180      20001213      20010201
0018829465      BRADENTON                FL      34210      2-4 UNITS       NON OWNER      240      20001213      20010201
0018839340      HOUSTON                  TX      77089      SFR             OWNER-OCC      360      20001215      20010201
0018856039      HOUSTON                  TX      77015      SFR             OWNER-OCC      180      20001213      20010201
0018910364      HOUSTON                  TX      77016      SFR             OWNER-OCC      360      20001207      20010201
0018858407      PLAISTOW                 NH       3865      SFR             OWNER-OCC      180      20001215      20010201
0018922617      HOMESTEAD                FL      33033      SFR             OWNER-OCC      360      20001215      20010201
0018882753      JACKSONVILLE             FL      32244      SFR             OWNER-OCC      180      20001220      20010201
0018895607      SAN JOSE                 CA      95116      2-4 UNITS       NON OWNER      360      20001218      20010201
0019058346      NORTH PALM BEACH         FL      33408      CONDO           OWNER-OCC      360      20001220      20010201
0019058395      CHARLESTON               SC      29412      SFR             OWNER-OCC      240      20001221      20010201
0019067826      NEWARK                   NJ       7105      2-4 UNITS       OWNER-OCC      360      20001221      20010201
0018957399      BIRMINGHAM               AL      35217      SFR             OWNER-OCC      360      20001220      20010201
0018689430      ST. PAUL                 MN      55119      SFR             OWNER-OCC      360      20001201      20010101
0018810705      ST.HELEN                 MI      48656      SFR             NON OWNER      360      20001208      20010201
0018816926      STUART                   FL      34997      CONDO           OWNER-OCC      360      20001208      20010201
0018453035      NORRISTOWN               PA      19401      SFR-ATTACH      OWNER-OCC      360      20001205      20010201
0018812362      APOPKA                   FL      32712      SFR             OWNER-OCC      180      20001211      20010201
0018845495      PORT ST LUCIE            FL      34984      SFR             OWNER-OCC      360      20001208      20010201
0018862979      DELRAY BEACH             FL      33445      SFR             OWNER-OCC      240      20001213      20010201
0018883652      FARMINGTON               MN      55024      SFR             OWNER-OCC      360      20001205      20010101
0018893156      DETROIT                  MI      48221      SFR             OWNER-OCC      360      20001206      20010201
0018963207      MAPLE GROVE              MN      55311      SFR             OWNER-OCC      360      20001211      20010201
0019009547      JACKSONVILLE             FL      32210      SFR             OWNER-OCC      180      20001215      20010201
0018494955      LOS ANGELES              CA      90002      SFR             OWNER-OCC      360      20001214      20010201
0018551838      POUGHKEEPSIE             NY      12601      SFR             NON OWNER      360      20001214      20010201
0018344713      ZAPATA                   TX      78076      SFR             OWNER-OCC      360      20001212      20010201
0018835496      ODESSA                   TX      79764      SFR             OWNER-OCC      360      20001130      20010101
0018543066      MESA                     AZ      85207      MANU/MOBIL      OWNER-OCC      360      20001207      20010201
0018799635      WEST PALM BEACH          FL      33411      PUD             OWNER-OCC      360      20001208      20010201
0018818310      LONGWOOD                 FL      32779      SFR             OWNER-OCC      240      20001206      20010101
0018902908      WAUKEGAN                 IL      60085      SFR             OWNER-OCC      360      20001205      20010201
0018978338      EL MONTE                 CA      91732      SFR             OWNER-OCC      360      20001206      20010201
0018900704      NEW BRAUNFELS            TX      78130      SFR             OWNER-OCC      240      20001212      20010201
0018982009      MORENO VALLEY            CA      92551      SFR             OWNER-OCC      360      20001215      20010201
0018815167      KANEOHE                  HI      96744      SFR             OWNER-OCC      360      20001130      20010101
0018676874      KEYSTONE                 CO      80435      SFR             OWNER-OCC      360      20001213      20010201
0018677757      FAYETTEVILLE             GA      30215      SFR             OWNER-OCC      240      20001214      20010201
0018746115      BROWNSVILLE              CA      95919      SFR             OWNER-OCC      360      20001218      20010201
0018747931      MALVERN                  PA      19355      SFR             OWNER-OCC      360      20001214      20010201
0018880583      DOVER PLAINS             NY      12522      SFR             OWNER-OCC      360      20001215      20010201
0018800268      LOS ANGELES              CA      90006      SFR             OWNER-OCC      360      20001213      20010101
0018911412      HAMMOND                  IN      46324      SFR             OWNER-OCC      360      20001220      20010201
0018932251      CREOLA                   AL      36525      SFR             OWNER-OCC      360      20001221      20010201
0018973750      LINGLESTOWN              PA      17112      SFR             OWNER-OCC      240      20001218      20010201
0018967547      SCOTTSDALE               AZ      85251      SFR             OWNER-OCC      180      20001130      20010101
0019101757      FT. LAUDERDALE           FL      33312      SFR             OWNER-OCC      360      20001221      20010201
0019115559      BOULDER CREEK            CA      95006      PUD             OWNER-OCC      360      20001220      20010201
0018847590      PENNSAUKEN               NJ       8110      SFR             OWNER-OCC      360      20001207      20010101
0018628362      PHILADELPHIA             PA      19143      2-4 UNITS       OWNER-OCC      360      20001130      20010101
0018535237      SPENCER TOWN             NY      12165      2-4 UNITS       OWNER-OCC      360      20001130      20010101
0018489500      PALM BAY                 FL      32907      SFR             OWNER-OCC      360      20001130      20010101
0018698761      ROBBINSDALE              MN      55422      SFR             OWNER-OCC      360      20001215      20010201
0018880252      CROSSVILLE               TN      38555      SFR             OWNER-OCC      360      20001207      20010101
0019134329      VACAVILLE                CA      95687      SFR             OWNER-OCC      180      20001221      20010201
0019110527      OKLAHOMA CITY            OK      73066      SFR             OWNER-OCC      360      20001215      20010201
0019190131      PACIFICA                 CA      94044      SFR             OWNER-OCC      360      20001222      20010201
0018679274      MONROE                   GA      30656      SFR             OWNER-OCC      360      20001130      20010101
0018670208      AUSTIN                   TX      78748      SFR             OWNER-OCC      360      20001130      20010101
0019113976      GARLAND                  TX      75043      SFR             OWNER-OCC      360      20001215      20010201
0019154335      GARDENDLE                AL      35071      SFR             OWNER-OCC      180      20001219      20010201
0019024660      JOHNSTON                 RI       2919      SFR             OWNER-OCC      360      20001215      20010201
0018770248      KAILUA KONA              HI      96740      SFR             OWNER-OCC      360      20001130      20010101
0018695080      SAN ANTONIO              TX      78213      SFR             NON OWNER      240      20001211      20010201
0018724898      BROWNVILLE               NY      13634      SFR             OWNER-OCC      360      20001211      20010201
0019134790      SALINAS                  CA      93906      SFR             OWNER-OCC      360      20001222      20010201
0019146984      CEDER                    MN      55011      SFR             OWNER-OCC      180      20001222      20010201
0018935981      ARNOLD                   CA      95223      SFR             OWNER-OCC      360      20001231      20010201
0019094382      BEACH HAVEN              NJ       8008      SFR             OWNER-OCC      360      20001229      20010201
0018816454      SANTA FE                 NM      87505      SFR             OWNER-OCC      360      20001230      20010201
0018997155      LIBERTY HILL             SC      29074      SFR             OWNER-OCC      360      20001229      20010201
0018773226      GAMBRILLS                MD      21054      SFR             OWNER-OCC      360      20001231      20010201
0019233956      WALL TOWNSHIP            NJ       7719      CONDO           OWNER-OCC      360      20001227      20010201
0019158575      HOUSTON                  TX      77088      PUD             OWNER-OCC      360      20001231      20010201
0018903401      WALES                    FL      33853      SFR             OWNER-OCC      360      20001229      20010201
0019004902      TRACY                    CA      95376      SFR             OWNER-OCC      360      20001229      20010201
0019083898      HOUSTON                  TX      77056      SFR             OWNER-OCC      360      20001231      20010201
0019169689      COUNCIL BLUFFS           IA      51503      SFR             OWNER-OCC      360      20001229      20010201
0019007541      MULLICA HILL             NJ       8062      SFR             OWNER-OCC      180      20001229      20010201
0018978056      BILOXI                   MS      39531      SFR             OWNER-OCC      180      20001231      20010201
0018915207      JOLIET                   IL      60433      SFR             OWNER-OCC      240      20001230      20010201
0019122605      VISTA                    CA      92084      SFR             OWNER-OCC      360      20001229      20010201
0019219179      PHOENIX                  AZ      85029      SFR             OWNER-OCC      360      20001231      20010201
0019170737      HOUSTON                  TX      77004      SFR             OWNER-OCC      240      20001230      20010201
0019119866      GILBERT                  AZ      85234      SFR             NON OWNER      240      20001228      20010201
0019165463      LOS ANGELES              CA      91042      SFR             OWNER-OCC      360      20001226      20010201
0019256270      DOVER                    NJ       7801      2-4 UNITS       OWNER-OCC      180      20001230      20010201
0018970350      DETROIT                  MI      48224      SFR             OWNER-OCC      240      20001228      20010201
0018891184      CORPUS CHRISTI           TX      78413      SFR             OWNER-OCC      240      20001231      20010201
0019033851      BRICK                    NJ       8723      SFR             OWNER-OCC      360      20001227      20010201
0019017672      POLK CITY                IA      50226      SFR             OWNER-OCC      360      20001226      20010201
0018891234      AUSTIN                   TX      78722      SFR             OWNER-OCC      360      20001229      20010201
0018941906      SAN PABLO                CA      94806      CONDO           OWNER-OCC      240      20001228      20010201
0019104389      FRISCO                   TX      75035      SFR             OWNER-OCC      360      20001226      20010201
0019142173      CHICAGO                  IL      60651      SFR             OWNER-OCC      360      20001230      20010201
0019267442      AUSTELL                  GA      30168      SFR             OWNER-OCC      360      20001228      20010201
0018890814      CHANNELVIEW              TX      77530      PUD             OWNER-OCC      180      20001231      20010201
0018535922      AUSTIN                   TX      78724      SFR             OWNER-OCC      240      20001230      20010201
0018994194      LINDEN                   NJ       7036      SFR             OWNER-OCC      180      20001229      20010201
0018974360      DOWNINGTOWN              PA      19335      SFR             OWNER-OCC      240      20001226      20010201
0018779439      AUSTIN                   TX      78748      PUD             OWNER-OCC      240      20001229      20010201
0019163658      ORLANDO                  FL      32808      SFR             OWNER-OCC      360      20001228      20010201
0019168640      PLANO                    TX      75074      SFR             OWNER-OCC      240      20001230      20010201
0019111558      AUSTIN                   TX      78722      SFR             OWNER-OCC      360      20001230      20010201
0018972760      GARLAND                  TX      75042      PUD             OWNER-OCC      360      20001231      20010201
0019150952      FORT WORTH               TX      76131      SFR             OWNER-OCC      180      20001228      20010201
0019231778      ALLISON                  IA      50602      SFR             OWNER-OCC      240      20001231      20010201
0019077676      MARKHAM                  IL      60426      SFR             OWNER-OCC      360      20001229      20010201
0019096452      HOUSTON                  TX      77083      PUD             OWNER-OCC      360      20001231      20010201
0019040781      BALITMORE                MD      21207      SFR             OWNER-OCC      360      20001229      20010201
0019080878      LEAGUE CITY              TX      77573      SFR             OWNER-OCC      180      20001229      20010201
0018834457      KANSAS CITY              KS      66109      SFR             OWNER-OCC      240      20001231      20010201
0019007269      KNOXVILLE                MD      21758      SFR             OWNER-OCC      360      20001227      20010201
0019228188      HOWELL                   NJ       7731      SFR             OWNER-OCC      360      20001230      20010201
0019028745      GEORGETOWN               TX      78626      SFR             OWNER-OCC      360      20001229      20010201
0019031814      PITTSGROVE               NJ       8318      SFR             OWNER-OCC      360      20001229      20010201
0019077205      SAN ANTONIO              TX      78210      SFR             OWNER-OCC      240      20001231      20010201
0018953950      CHICAGO                  IL      60644      2-4 UNITS       OWNER-OCC      360      20001231      20010201
0018285700      CHICAGO HEIGHTS          IL      60411      2-4 UNITS       OWNER-OCC      360      20001231      20010201
0019170919      BELLAIRE                 TX      77401      SFR             OWNER-OCC      180      20001231      20010201
0019213099      KATY                     TX      77493      SFR             OWNER-OCC      180      20001230      20010201
0019038843      MARTINDALE               TX      78655      SFR             OWNER-OCC      240      20001231      20010201
0019154285      SAN ANTONIO              TX      78239      SFR             NON OWNER      360      20001229      20010201
0018984989      HOUSTON                  TX      77063      SFR             NON OWNER      360      20001231      20010201
0019195288      LATROBE                  PA      15650      SFR             NON OWNER      240      20001231      20010201
0019153329      BIRMINGHAM               AL      35206      SFR             OWNER-OCC      240      20001231      20010201
0018696419      ALBUQUERQUE              NM      87123      SFR             OWNER-OCC      360      20001229      20010201
0019168053      JERSEY CITY              NJ       7305      2-4 UNITS       NON OWNER      180      20001231      20010201
0019243500      HOUSTON                  TX      77062      PUD             OWNER-OCC      180      20001231      20010201
0019123207      WHEATON                  IL      60187      CONDO           OWNER-OCC      180      20001227      20010201
0018963033      MANSFIELD                TX      76063      SFR             OWNER-OCC      180      20001229      20010201
0019008465      THE WOODLANDS            TX      77380      PUD             OWNER-OCC      240      20001228      20010201
0019119296      LEWISBERRY               PA      17339      SFR             OWNER-OCC      240      20001229      20010201
0019059096      CHEYENNE                 WY      82002      SFR             OWNER-OCC      360      20001226      20010201
0018970137      CHICAGO                  IL      60617      SFR             OWNER-OCC      360      20001231      20010201
0019112820      DALLAS                   TX      75249      SFR             OWNER-OCC      360      20001231      20010201
0019066653      WESTON                   MO      64098      SFR             OWNER-OCC      180      20001231      20010201
0018865790      DESOTO                   TX      75115      SFR             OWNER-OCC      240      20001227      20010201
0018755306      HOUSTON                  TX      77093      2-4 UNITS       NON OWNER      360      20001228      20010201
0018977637      DES MOINES               IA      50310      SFR             OWNER-OCC      360      20001228      20010201
0019097559      CHICAGO                  IL      60643      SFR             OWNER-OCC      360      20001230      20010201
0019110857      LANCASTER                PA      17603      SFR             OWNER-OCC      360      20001229      20010201
0019070457      HOUSTON                  TX      77085      SFR             OWNER-OCC      180      20001230      20010201
0019038959      ARANSAS PASS             TX      78336      SFR             OWNER-OCC      180      20001231      20010201
0019176569      MAYWOOD                  NJ       7607      SFR             OWNER-OCC      240      20001229      20010201
0019217363      SAG HARBOR               NY      11963      SFR             OWNER-OCC      360      20001231      20010201
0019249820      COLORADO SPRINGS         CO      80903      SFR             NON OWNER      360      20001231      20010201
0019232982      CHERRY HILL              NJ       8002      SFR             OWNER-OCC      360      20001229      20010201
0019159151      SAN ANTONIO              TX      78228      SFR             OWNER-OCC      360      20001231      20010201
0018816629      PARK FOREST              IL      60466      SFR             OWNER-OCC      180      20001231      20010201
0019111061      SAN ANTONIO              TX      78239      SFR             OWNER-OCC      360      20001231      20010201
0018792812      PLANO                    TX      75074      SFR             OWNER-OCC      360      20001226      20010201
0019099332      MONTCLAIR                NJ       7042      SFR             OWNER-OCC      360      20001229      20010201
0018960955      NORTHAMPTON              PA      18067      SFR             OWNER-OCC      360      20001226      20010201
0019012012      STAFFORD                 TX      77477      PUD             OWNER-OCC      360      20001229      20010201
0019130178      BELLEVUE                 NE      68147      SFR             OWNER-OCC      360      20001231      20010201
0019040583      ALBUQUERQUE              NM      87112      SFR             OWNER-OCC      180      20001231      20010201
0018843938      BERWYN                   PA      19312      SFR             OWNER-OCC      360      20001231      20010201
0019079839      MONTGOMERY               AL      36116      SFR             OWNER-OCC      360      20001229      20010201
0018994772      GRAND PRIARIE            TX      75052      SFR             OWNER-OCC      180      20001226      20010201
0018733303      CYPRESS                  TX      77429      PUD             OWNER-OCC      240      20001231      20010201
0018886002      PHILADELPHIA             PA      19151      SFR             OWNER-OCC      360      20001228      20010201
0019048982      DALLAS                   TX      75203      SFR             OWNER-OCC      360      20001230      20010201
0018953745      WALL                     NJ       7719      SFR             OWNER-OCC      360      20001231      20010201
0019056050      WENONA                   IL      61377      SFR             OWNER-OCC      360      20001226      20010201
0018809657      HOUSTON                  TX      77039      SFR             OWNER-OCC      180      20001230      20010201
0019027523      EL PASO                  TX      79936      SFR             NON OWNER      180      20001227      20010201
0019166073      WATERLOO                 IA      50702      SFR             OWNER-OCC      360      20001231      20010201
0019042696      CYPRESS                  TX      77429      PUD             OWNER-OCC      240      20001226      20010201
0019101096      MESQUITE                 TX      75150      SFR             OWNER-OCC      240      20001230      20010201
0019134527      ORLANDO                  FL      32811      SFR             OWNER-OCC      180      20001226      20010201
0019038017      VAN ALSTYNE              TX      75495      SFR             OWNER-OCC      360      20001231      20010201
0018844498      HOUSTON                  TX      77083      PUD             OWNER-OCC      360      20001229      20010201
0019213446      GARLAND                  TX      75040      SFR             OWNER-OCC      180      20001231      20010201
0018974972      PEARLAND                 TX      77581      PUD             OWNER-OCC      180      20001227      20010201
0019191402      HOUSTON                  TX      77082      PUD             OWNER-OCC      180      20001230      20010201
0019140680      GARLAND                  TX      75040      SFR             OWNER-OCC      360      20001227      20010201
0019237411      FORT COLLINS             CO      80525      SFR             OWNER-OCC      360      20001231      20010201
0018878421      WESTLAKE                 LA      70669      SFR             2ND HOME       180      20001228      20010201
0019214550      DALLAS                   TX      75228      SFR             OWNER-OCC      240      20001231      20010201
0018721415      ELSA                     TX      78543      SFR             OWNER-OCC      360      20001226      20010201
0019067230      GRAPELAND                TX      75844      SFR             NON OWNER      180      20001228      20010201
0019056522      BIRMINGHAM               AL      35211      SFR             OWNER-OCC      360      20001231      20010201
0018890673      LIBERTY                  TX      77575      SFR             OWNER-OCC      360      20001228      20010201
0018816587      BALTIMORE                MD      21234      SFR             OWNER-OCC      240      20001226      20010201
0019085042      HOUSTON                  TX      77021      SFR             OWNER-OCC      240      20001229      20010201
0019145853      SAN ANTONIO              TX      78228      SFR             OWNER-OCC      360      20001229      20010201
0018907782      GARLAND                  TX      75044      PUD             NON OWNER      360      20001230      20010201
0018910182      CENTER                   TX      75935      SFR             OWNER-OCC      240      20001231      20010201
0018964064      MESQUITE                 TX      75149      SFR             NON OWNER      180      20001229      20010201
0019131184      LONGVIEW                 TX      75602      SFR             OWNER-OCC      240      20001231      20010201
0018956367      HOUSTON                  TX      77034      SFR             OWNER-OCC      180      20001230      20010201
0019128206      HOUSTON                  TX      77075      PUD             OWNER-OCC      180      20001231      20010201
0019092519      HOUSTON                  TX      77091      SFR             OWNER-OCC      360      20001231      20010201
0019227362      SILVER SPRING            MD      20906      CONDO           OWNER-OCC      180      20001229      20010201
0018975052      BROOKLYN                 NY      11206      2-4 UNITS       NON OWNER      360      20001231      20010201
0019212695      HASTINGS                 NY      10706      SFR             OWNER-OCC      360      20001230      20010201
0019040161      VALLEJO                  CA      94591      SFR             OWNER-OCC      360      20001231      20010201
0019162775      MILTON                   MA       2186      SFR             OWNER-OCC      360      20001227      20010201
0018726091      KALAHEO                  HI      96741      SFR             OWNER-OCC      360      20001231      20010201
0018838946      APPLE VALLEY             MN      55124      PUD-ATTACH      OWNER-OCC      360      20001231      20010201
0019132638      ST. CHARLES              MN      55972      SFR             OWNER-OCC      360      20001229      20010201
0019233543      MASON                    MI      48854      SFR             OWNER-OCC      360      20001229      20010201
0019083054      ATLANTA                  GA      30238      CONDO           OWNER-OCC      360      20001231      20010201
0019123603      CENTRALIA                WA      98531      SFR             OWNER-OCC      360      20001230      20010201
0019235688      MIAMI                    FL      33187      SFR             OWNER-OCC      360      20001229      20010201
0019021153      SANTA ROSA               CA      95409      SFR             OWNER-OCC      360      20001228      20010201
0019193556      CITY OF LOS ANGELES      CA      91305      SFR             OWNER-OCC      360      20001229      20010201
0019180066      RONKONKOMA               NY      11779      SFR             OWNER-OCC      360      20001229      20010201
0019215763      COPAIGUE                 NY      11726      SFR             OWNER-OCC      360      20001231      20010201
0019049808      WILLIAMSPORT             IN      47993      SFR             OWNER-OCC      360      20001230      20010201
0018999037      ANGWIN                   CA      94508      SFR             OWNER-OCC      360      20001229      20010201
0018899310      INKSTER                  MI      48141      SFR             OWNER-OCC      360      20001231      20010201
0019211358      BROOKLYN                 NY      11208      SFR             OWNER-OCC      180      20001231      20010201
0019113877      FLORIDA                  NY      10921      SFR             OWNER-OCC      360      20001229      20010201
0019175199      ATLANTA                  GA      30327      CONDO           OWNER-OCC      360      20001227      20010201
0019075142      LIVERMORE                CA      94550      SFR             OWNER-OCC      360      20001226      20010201
0019098342      HENDERSON                NV      89014      SFR             OWNER-OCC      360      20001227      20010201
0019152420      WARREN                   MI      48089      SFR             OWNER-OCC      360      20001230      20010201
0019093392      KUNKLETOWN               PA      18058      SFR             OWNER-OCC      360      20001228      20010201
0019080779      RIALTO                   CA      92316      SFR             OWNER-OCC      360      20001229      20010201
0019283852      LOS ANGELES              CA      91352      SFR             OWNER-OCC      360      20001229      20010201
0019171941      RIALTO                   CA      92324      SFR             OWNER-OCC      360      20001229      20010201
0019233105      JONESBORO                GA      30238      SFR             OWNER-OCC      360      20001229      20010201
0018975995      BARNSTEAD                NH       3218      SFR             OWNER-OCC      360      20010104      20010201
0019286186      WALKER                   LA      70785      SFR             OWNER-OCC      360      20001229      20010201
0018723478      LEEDS                    AL      35094      MANU/MOBIL      OWNER-OCC      360      20001229      20010201
0018833418      DERRY                    NH       3038      SFR             OWNER-OCC      360      20001226      20010201
0019099944      LIVONIA                  MI      48154      SFR             OWNER-OCC      360      20001227      20010201
0018870923      BURTON                   MI      48509      SFR             OWNER-OCC      360      20001228      20010201
0019216860      PROCTOR                  MN      55810      SFR             OWNER-OCC      360      20001231      20010201
0018818716      BUFFALO                  MN      55313      SFR             OWNER-OCC      360      20001228      20010201
0019025188      HARRISBURG               PA      17109      SFR             OWNER-OCC      360      20001231      20010201
0018995589      KENT                     WA      98031      SFR             OWNER-OCC      360      20001231      20010201
0019020874      FOLSOM                   CA      95630      SFR             OWNER-OCC      360      20001227      20010201
0019076967      SOUTH PORTLAND           ME       4106      SFR             OWNER-OCC      360      20001227      20010201
0019321843      MANCHESTER               CT       6040      2-4 UNITS       NON OWNER      360      20001231      20010201
0019160340      EAST WINDSOR             CT       6088      2-4 UNITS       NON OWNER      360      20001231      20010201
0019215029      COTTAGE GROVE            MN      55016      CONDO           OWNER-OCC      360      20001229      20010201
0019221902      LANTANA                  FL      33462      SFR             OWNER-OCC      360      20001231      20010201
0018927160      OAK BLUFFS               MA       2557      SFR             OWNER-OCC      360      20001230      20010201
0019164730      E. WEYMOUTH              MA       2189      SFR             OWNER-OCC      360      20001231      20010201
0019160449      LOWELL                   MA       1850      2-4 UNITS       OWNER-OCC      240      20001230      20010201
0019081520      WASHINGTON               MI      48094      CONDO           OWNER-OCC      360      20001226      20010201
0019230788      EAST HAMPTON             NY      11937      SFR             OWNER-OCC      360      20001229      20010201
0019101799      BROOKLYN                 NY      11203      SFR             OWNER-OCC      360      20001229      20010201
0019033976      SAN DIEGO                CA      92119      SFR             OWNER-OCC      360      20001228      20010201
0019116953      ALTAMONTE SPRINGS        FL      32714      SFR             OWNER-OCC      360      20001231      20010201
0019148469      ELK RIVER                MN      55330      SFR             OWNER-OCC      360      20001229      20010201
0019201748      STATEN ISLAND            NY      10312      PUD             OWNER-OCC      360      20001227      20010201
0018937318      EPSOM                    NH       3234      SFR             OWNER-OCC      360      20001226      20010201
0018974055      AUSTINTOWN TWP           OH      44515      SFR             OWNER-OCC      360      20001230      20010201
0019199587      MUSKEGON                 MI      49445      PUD             OWNER-OCC      360      20001231      20010201
0019174531      HAYWARD                  CA      94544      SFR             OWNER-OCC      180      20001226      20010201
0018916999      GIBSONIA                 PA      15044      SFR             OWNER-OCC      240      20001227      20010201
0019039395      COLORADO SPRINGS         CO      80904      SFR             OWNER-OCC      360      20001228      20010201
0019222967      ALTADENA AREA            CA      91001      SFR             OWNER-OCC      360      20001228      20010201
0019060516      TACOMA                   WA      98446      SFR             OWNER-OCC      360      20001231      20010201
0019203090      LAURELTON                NY      11413      SFR             OWNER-OCC      360      20001229      20010201
0019189117      MIDDLEBOROUGH            MA       2346      SFR             OWNER-OCC      360      20001229      20010201
0019139047      AURORA                   CO      80011      SFR             OWNER-OCC      360      20001227      20010201
0019034347      RODEO                    CA      94572      SFR             OWNER-OCC      360      20001228      20010201
0019073949      SACRAMENTO               CA      95822      SFR             OWNER-OCC      360      20001231      20010201
0018796201      GILBOA                   NY      12076      SFR             OWNER-OCC      180      20001229      20010201
0019055300      PHOENIX                  AZ      85006      SFR             NON OWNER      360      20001230      20010201
0019092733      ROCHESTER                MN      55901      SFR             OWNER-OCC      360      20001229      20010201
0019011279      PONTIAC                  MI      48340      SFR             OWNER-OCC      360      20001226      20010201
0019115146      RIVERHEAD                NY      11901      SFR             OWNER-OCC      360      20001229      20010201
0019063544      EAST HAMPTON             NY      11937      SFR             OWNER-OCC      360      20001229      20010201
0018683953      BARBERTON                OH      44203      SFR             OWNER-OCC      360      20001229      20010201
0019161181      FORT WAYNE               IN      46808      SFR             OWNER-OCC      360      20001231      20010201
0019211622      SANDUSKY                 OH      44870      SFR             OWNER-OCC      360      20001228      20010201
0019171446      INKSTER                  MI      48141      SFR             OWNER-OCC      360      20001229      20010201
0019043900      SOUTH SAN FRANCISCO      CA      94080      CONDO           OWNER-OCC      360      20001229      20010201
0019131119      BAKERSFIELD              CA      93313      SFR             OWNER-OCC      360      20001231      20010201
0019127315      HEMPSTEAD                NY      11550      SFR             OWNER-OCC      360      20001231      20010201
0019002310      FLINT                    MI      48507      SFR             OWNER-OCC      360      20001226      20010201
0019117381      ETTERS                   PA      17319      SFR             OWNER-OCC      240      20001226      20010201
0019044841      PHILA                    PA      19128      SFR             OWNER-OCC      240      20001226      20010201
0019172402      WASHINGTON               DC      20020      SFR             OWNER-OCC      240      20001229      20010201
0019015379      SEVILLE                  OH      44273      2-4 UNITS       NON OWNER      360      20001228      20010201
0019015528      VILLAGE OF SEVILLE       OH      44273      2-4 UNITS       OWNER-OCC      360      20001229      20010201
0018973636      BLAIRSVILLE              PA      15717      SFR             OWNER-OCC      360      20001230      20010201
0018943787      TREXLERTOWN              PA      18087      SFR             OWNER-OCC      360      20001229      20010201
0019145549      ORLANDO                  FL      32808      SFR             OWNER-OCC      360      20001231      20010201
0019098029      EAST PROVIDENCE          RI       2914      SFR             OWNER-OCC      180      20001227      20010201
0019157635      SACRAMENTO               CA      95822      SFR             NON OWNER      360      20001229      20010201
0019116235      WEST YARMOUTH            MA       2673      SFR             OWNER-OCC      360      20001229      20010201
0019211812      PLAINS                   PA      18705      2-4 UNITS       OWNER-OCC      360      20001231      20010201
0019154301      COTTONDALE               AL      35453      SFR             OWNER-OCC      240      20010112      20010301
0019204494      ST. PAUL                 MN      55104      SFR             OWNER-OCC      360      20001231      20010201
0019052109      NEW LONDON               CT       6320      2-4 UNITS       OWNER-OCC      360      20001230      20010201
0018889360      ANDES                    NY      13731      SFR             OWNER-OCC      360      20001231      20010201
0019035047      BIRMINGHAM               AL      35208      SFR             OWNER-OCC      360      20001227      20010201
0019067008      CENTRALIA                WA      98531      SFR             NON OWNER      360      20001227      20010201
0019066570      CENTRALIA                WA      98531      SFR             NON OWNER      360      20001229      20010201
0019066893      CENTRALIA                WA      98531      SFR             NON OWNER      360      20001229      20010201
0019067115      CENTRALIA                WA      98531      SFR             NON OWNER      360      20001229      20010201
0018261552      TEMPE                    AZ      85281      SFR             OWNER-OCC      180      20001228      20010201
0019162817      WINDSOR                  OH      44076      MANU/MOBIL      NON OWNER      360      20001229      20010201
0019177245      HUMMELSTOWN              PA      17036      SFR             OWNER-OCC      360      20001228      20010201
0018914150      PENSACOLA                FL      32507      SFR             OWNER-OCC      360      20001227      20010201
0018816546      PONTIAC                  MI      48340      SFR             OWNER-OCC      180      20001226      20010201
0019077429      BROCKTON                 MA       2301      CONDO           OWNER-OCC      240      20001228      20010201
0018825471      SARVER                   PA      16055      MANU/MOBIL      NON OWNER      360      20001229      20010201
0018957571      DEERFIELD BEACH          FL      33441      SFR             OWNER-OCC      360      20001230      20010201
0019216001      ATHENS                   GA      30601      SFR             OWNER-OCC      240      20001231      20010201
0018807594      BROOKLYN                 NY      11234      SFR             OWNER-OCC      240      20001230      20010201
0018910570      VILL.OF SMITHVILLE       OH      44677      SFR             OWNER-OCC      360      20001229      20010201
0019093426      CHATFIELD                MN      55923      SFR             OWNER-OCC      180      20001226      20010201
0018895839      BROOKHAVEN               NY      11967      SFR             OWNER-OCC      240      20001229      20010201
0019075613      MERRIMACK                NH       3054      CONDO           OWNER-OCC      360      20001228      20010201
0019121953      CORDELE                  GA      31015      SFR             OWNER-OCC      360      20001227      20010201
0019180959      LAKE ODESSA              MI      48849      SFR             OWNER-OCC      360      20001228      20010201
0019260819      FLORENCE                 CO      81226      SFR             NON OWNER      360      20001229      20010201
0019205889      MUSCLE SHOALS            AL      35661      SFR             OWNER-OCC      360      20001230      20010201
0019178177      NEW PORT RICHEY          FL      34652      SFR             OWNER-OCC      180      20001228      20010201
0019237205      MICHIGAN CITY            IN      46360      SFR             OWNER-OCC      240      20001229      20010201
0019145861      RENO                     NV      89509      PUD             OWNER-OCC      360      20001228      20010201
0018997130      LAKELAND                 FL      33810      SFR             OWNER-OCC      360      20001231      20010201
0018829952      DASSEL                   MN      55325      SFR             OWNER-OCC      360      20001230      20010201
0018998351      GOSHEN                   CA      93291      SFR             NON OWNER      360      20001231      20010201
0019039379      MODESTO                  CA      95351      SFR             OWNER-OCC      360      20001227      20010201
0019220821      MIAMI                    FL      33179      SFR             OWNER-OCC      180      20001229      20010201
0019035013      KANSAS CITY              MO      64132      SFR             OWNER-OCC      240      20001227      20010201
0019039908      WAYNE                    MI      48184      SFR             OWNER-OCC      360      20001227      20010201
0019047216      WASHINGTON               DC      20019      SFR             OWNER-OCC      360      20001229      20010201
0019099175      MIAMI                    FL      33142      2-4 UNITS       OWNER-OCC      360      20001230      20010201
0018668251      POMPANO BEACH            FL      33064      PUD-ATTACH      OWNER-OCC      360      20001228      20010201
0018978759      MIAMI                    FL      33177      SFR             OWNER-OCC      360      20001226      20010201
0018963728      ORLANDO                  FL      32818      SFR             NON OWNER      360      20001228      20010201
0019154046      DETROIT                  MI      48235      SFR             OWNER-OCC      360      20001230      20010201
0019059781      HAMILTON                 OH      45011      SFR             OWNER-OCC      360      20001229      20010201
0019143916      BATTLE CREEK             MI      49017      SFR             OWNER-OCC      240      20001229      20010201
0018858415      SMITHFIELD               RI       2917      SFR             OWNER-OCC      360      20001229      20010201
0019010933      LAKE LOTAWANA            MO      64086      SFR             OWNER-OCC      240      20001228      20010201
0018906974      BOYNTON BEACH            FL      33435      SFR             OWNER-OCC      240      20001229      20010201
0018961334      CLEVELAND                OH      44102      2-4 UNITS       OWNER-OCC      360      20001229      20010201
0019161306      DAYTON                   OH      45406      SFR             OWNER-OCC      360      20001227      20010201
0019120906      PORT RICHEY              FL      34668      SFR             OWNER-OCC      180      20001228      20010201
0019014257      SOUTH BEND               IN      46617      SFR             OWNER-OCC      360      20001231      20010201
0018911974      RICHMOND                 CA      94804      SFR             OWNER-OCC      360      20001229      20010201
0019142983      SAVANNAH                 GA      31419      SFR             OWNER-OCC      360      20001229      20010201
0018973016      ELK CITY                 OK      73644      SFR             OWNER-OCC      180      20001229      20010201
0018917815      LIPSCOMB                 AL      35020      SFR             OWNER-OCC      180      20001229      20010201
0019110246      OKLAHOMA CITY            OK      73179      SFR-ATTACH      OWNER-OCC      360      20001226      20010201
0019039932      WILMER                   AL      36587      SFR             OWNER-OCC      360      20001226      20010201
0019249960      NEW ORLEANS              LA      70127      SFR             OWNER-OCC      360      20001228      20010201
0019228568      HUGUENOT                 NY      12746      SFR             OWNER-OCC      360      20001231      20010201
0018987362      OAKLAND                  CA      94605      2-4 UNITS       NON OWNER      360      20001229      20010201
0019248889      BERWYN                   IL      60402      2-4 UNITS       OWNER-OCC      180      20010123      20010301
0019116565      OAKLAND                  CA      94611      SFR             OWNER-OCC      360      20010116      20010301
0019342054      HAMILTON TOWNSHIP        NJ       8330      SFR             OWNER-OCC      240      20010125      20010301
0019024595      LAKE ARIEL               PA      18436      SFR             OWNER-OCC      360      20010125      20010301
0019318906      KEYMAR                   MD      21757      SFR             OWNER-OCC      240      20010116      20010301
0019012277      OAKLAND                  CA      94605      SFR             OWNER-OCC      360      20001231      20010201
0019315159      FRIENDSWOOD              TX      77546      PUD             OWNER-OCC      360      20010118      20010301
0019368638      EAST HANOVER             NJ       7936      SFR             OWNER-OCC      360      20010116      20010301
0018958298      SCOTTSDALE               AZ      85251      SFR             OWNER-OCC      360      20001231      20010201
0019135201      SPRING                   TX      77373      SFR             OWNER-OCC      180      20001231      20010201
0019219047      FORT WORTH               TX      76126      SFR             OWNER-OCC      240      20010124      20010301
0019038751      NASHVILLE                TN      37207      SFR             OWNER-OCC      360      20010112      20010301
0019383975      CUMMING                  GA      30040      PUD             OWNER-OCC      240      20010125      20010301
0019213925      HOUSTON                  TX      77018      PUD             NON OWNER      180      20001231      20010201
0019180181      SAN MARCOS               TX      78666      SFR             OWNER-OCC      180      20010124      20010301
0019398155      EAST STROUDSBURG         PA      18301      PUD             OWNER-OCC      360      20010125      20010301
0019281138      CHICAGO                  IL      60636      SFR             OWNER-OCC      360      20010124      20010301
0019220466      BLOOMSBURG               PA      17815      SFR             OWNER-OCC      360      20010118      20010301
0019269638      NEPTUNE                  NJ       7753      CONDO           OWNER-OCC      360      20010110      20010301
0019287515      CARROLLTON               TX      75006      SFR             OWNER-OCC      360      20010125      20010301
0019280858      HOUSTON                  TX      77074      PUD             OWNER-OCC      240      20010125      20010301
0019366236      EDGEWOOD                 MD      21040      SFR             OWNER-OCC      180      20010116      20010301
0019015437      HOUSTON                  TX      77018      SFR             NON OWNER      180      20010116      20010301
0019263615      FRIENDSWOOD              TX      77546      PUD             OWNER-OCC      360      20010116      20010301
0019299965      LAUREL                   MD      20708      PUD             OWNER-OCC      360      20010119      20010301
0019323625      LAKE MILLS               IA      50450      SFR             OWNER-OCC      360      20010117      20010301
0019547462      WILLS POINT              TX      75169      SFR             OWNER-OCC      240      20010125      20010301
0019302660      CHANDLER                 AZ      85224      SFR             OWNER-OCC      240      20010110      20010301
0019255934      ITALY                    TX      76651      SFR             OWNER-OCC      180      20010123      20010301
0019280569      CARROLLTON               TX      75007      SFR             OWNER-OCC      240      20010124      20010301
0019306398      FITZWILLIAM              NH       3447      SFR             OWNER-OCC      240      20010116      20010301
0018874727      HUMBLE                   TX      77396      PUD             OWNER-OCC      360      20010116      20010301
0018966473      INGLESIDE                TX      78362      SFR             OWNER-OCC      360      20010112      20010301
0019292606      EL PASO                  TX      79912      SFR             OWNER-OCC      360      20010122      20010301
0018987941      DALLAS                   TX      75227      SFR             OWNER-OCC      180      20010117      20010301
0019302918      MISSOURI CITY            TX      77489      PUD             OWNER-OCC      180      20010118      20010301
0019262591      DEER PARK                TX      77536      SFR             OWNER-OCC      360      20001231      20010201
0018952499      AUSTIN                   TX      78723      SFR             OWNER-OCC      240      20010123      20010301
0019095561      PASADENA                 TX      77503      SFR             OWNER-OCC      180      20010118      20010301
0019168020      NEW CANEY                TX      77357      SFR             OWNER-OCC      180      20010122      20010301
0019062777      ORMOND BEACH             FL      32174      MANU/MOBIL      OWNER-OCC      180      20010118      20010301
0018725366      CRYSTAL SPRING           MS      39059      SFR             OWNER-OCC      240      20001231      20010201
0019221241      SOUTHBURY                CT       6488      SFR             OWNER-OCC      360      20010105      20010301
0019182245      HAMMOND                  IN      46324      SFR             OWNER-OCC      360      20010117      20010301
0019486646      NEPTUNE                  NJ       7753      SFR             OWNER-OCC      360      20010124      20010301
0019207463      GARLAND                  TX      75044      SFR             OWNER-OCC      180      20010126      20010301
0018999268      WATERVLIET               MI      49038      SFR             OWNER-OCC      360      20010118      20010301
0019341460      WARREN                   OH      44483      SFR             OWNER-OCC      360      20010131      20010301
0019342898      KENDALLVILLE             IN      46755      SFR             OWNER-OCC      180      20010131      20010301
0019212570      LITCHFIELD               OH      44253      SFR             OWNER-OCC      240      20010131      20010301
0019213115      LUCERNE                  CO      80646      SFR             OWNER-OCC      180      20010131      20010301
0019372465      HOUSTON                  TX      77070      PUD             OWNER-OCC      360      20010131      20010301
0019352129      CORPUS CHRISTI           TX      78415      SFR             OWNER-OCC      180      20010131      20010301
0019356252      MIAMI                    FL      33056      SFR             OWNER-OCC      360      20010131      20010301
0019228824      DELTONA                  FL      32738      SFR             OWNER-OCC      360      20010131      20010301
0019364637      EASTON                   PA      18040      SFR             OWNER-OCC      360      20010131      20010301
0019365451      WARWICK                  RI       2889      SFR             OWNER-OCC      360      20010131      20010301
0019366012      ALLEN                    TX      75013      SFR             OWNER-OCC      180      20010131      20010301
0019243641      HOUSTON                  TX      77087      SFR             NON OWNER      360      20010131      20010301
0019244813      RICHMOND                 CA      94801      SFR             OWNER-OCC      360      20010131      20010301
0019253368      WEATHERLY                PA      18255      SFR             NON OWNER      360      20010131      20010301
0019248368      MERRILLVILLE             IN      46410      SFR             OWNER-OCC      360      20010131      20010301
0019258516      ALBUQUERQUE              NM      87105      SFR             OWNER-OCC      360      20010131      20010301
0019390053      SCITUATE                 MA       2068      SFR             OWNER-OCC      240      20010131      20010301
0019499920      FAIRFIELD                AL      35064      SFR             OWNER-OCC      240      20010131      20010301
0019269299      HIGHLAND VILLAGE         TX      75067      SFR             OWNER-OCC      360      20010131      20010301
0019399682      DELTONA                  FL      32738      SFR             OWNER-OCC      360      20010131      20010301
0019432194      ORLANDO                  FL      32807      SFR             OWNER-OCC      360      20010131      20010301
0019280262      WAPPINGERS FALLS         NY      12590      SFR             OWNER-OCC      360      20010131      20010301
0019438480      ORLANDO                  FL      32810      SFR             OWNER-OCC      180      20010131      20010301
0019285618      QUEENS VILLAGE           NY      11429      SFR             OWNER-OCC      360      20010131      20010301
0019289370      BOYNTON BEACH            FL      33435      SFR             OWNER-OCC      360      20010131      20010301
0019558865      STOCKTON                 CA      95206      SFR             OWNER-OCC      240      20010131      20010301
0019568773      MATAWAN                  NJ       7747      CONDO           OWNER-OCC      180      20010131      20010301
0019427517      SANTA FE                 TX      77510      SFR             OWNER-OCC      180      20010131      20010301
0019428648      AURORA                   CO      80014      SFR             OWNER-OCC      360      20010131      20010301
0019294420      KAHULUI                  HI      96732      SFR             OWNER-OCC      360      20010131      20010301
0019472083      GREEN COVER SPRINGS      FL      32043      MANU/MOBIL      OWNER-OCC      240      20010131      20010301
0019441567      HOUSTON                  TX      77050      SFR             OWNER-OCC      180      20010131      20010301
0019297449      WOLCOTT                  CT       6716      SFR             OWNER-OCC      360      20010131      20010301
0019299429      BUENA PARK               CA      90620      SFR             OWNER-OCC      360      20010131      20010301
0019299577      OGDEN                    UT      84401      SFR             2ND HOME       360      20010131      20010301
0018633719      BOULEVARD                CA      91905      SFR             OWNER-OCC      360      20010131      20010301
0019642990      KENDALLVILLE             IN      46755      SFR             OWNER-OCC      240      20010131      20010301
0019647577      MAYPEARL                 TX      76064      SFR             OWNER-OCC      360      20010131      20010301
0019480508      DERRY                    NH       3038      SFR             OWNER-OCC      360      20010131      20010301
0019305069      CARSON                   CA      90475      SFR             OWNER-OCC      240      20010131      20010301
0019620392      ROSAMOND                 CA      93560      SFR             OWNER-OCC      360      20010131      20010301
0019054816      FLINT                    MI      48503      SFR             NON OWNER      360      20010131      20010301
0018932160      ASHVILLE                 AL      35953      SFR             OWNER-OCC      360      20010131      20010301
0019624105      BALDWIN PARK             CA      91706      SFR             OWNER-OCC      360      20010131      20010301
0019305762      HONOLULU                 HI      96822      SFR             OWNER-OCC      360      20010131      20010301
0019604321      EAST POINTE              MI      48021      SFR             OWNER-OCC      360      20010131      20010301
0019618891      OLYMPIA                  WA      98516      SFR             OWNER-OCC      240      20010131      20010301
0019579986      UNION CITY               CA      94587      SFR             OWNER-OCC      360      20010131      20010301
0019589985      MANCHESTER               CT       6040      SFR             OWNER-OCC      180      20010131      20010301
0019574516      BUFFALO                  NY      14208      2-4 UNITS       NON OWNER      180      20010131      20010301
0019586601      STANDISH                 ME       4084      SFR             OWNER-OCC      360      20010131      20010301
0019587971      APOPKA                   FL      32703      SFR             OWNER-OCC      360      20010131      20010301
0019588706      BOLINGBROOK              IL      60440      CONDO           OWNER-OCC      360      20010131      20010301
0019484021      HOUSTON                  TX      77022      SFR             OWNER-OCC      240      20010131      20010301
0019555531      WYANDOTTE                MI      48192      2-4 UNITS       NON OWNER      360      20010131      20010301
0019566561      BIG LAKE                 MN      55309      SFR             OWNER-OCC      360      20010131      20010301
0019543313      ATLANTA                  GA      30316      SFR             OWNER-OCC      360      20010131      20010301
0019556455      ORLANDO                  FL      32818      SFR             OWNER-OCC      240      20010131      20010301
0019557727      AUSTIN                   TX      78734      SFR             OWNER-OCC      360      20010131      20010301
0019567874      BRENTWOOD                NY      11717      SFR             OWNER-OCC      360      20010131      20010301
0019472067      SLIDELL                  LA      70461      SFR             OWNER-OCC      360      20010131      20010301
0019519008      SAN ANTONIO              TX      78214      SFR             OWNER-OCC      180      20010131      20010301
0019522762      SEAGOVILLE               TX      75159      SFR             OWNER-OCC      180      20010131      20010301
0019528546      HOUSTON                  TX      77019      SFR             OWNER-OCC      360      20010131      20010301
0019532290      OAK PARK                 MN      56357      SFR             OWNER-OCC      180      20010131      20010301
0019516400      BEEVILLE                 TX      78102      SFR             OWNER-OCC      360      20010131      20010301
0019522606      DALLAS                   TX      75208      SFR             OWNER-OCC      360      20010131      20010301
0019525831      DETROIT                  MI      48238      SFR             OWNER-OCC      240      20010131      20010301
0019070366      FORT WAYNE               IN      46809      SFR             OWNER-OCC      360      20010131      20010301
0019530559      YPSILANTI TOWNSHIP       MI      48198      SFR             OWNER-OCC      360      20010131      20010301
0019498955      MICHIGAN CITY            IN      46360      SFR             OWNER-OCC      240      20010131      20010301
0019508704      MCHENRY                  IL      60050      SFR             OWNER-OCC      360      20010131      20010301
0019319094      PHILADELPHIA             PA      19154      SFR             OWNER-OCC      180      20010131      20010301
0019506393      TOWNSHIP OF ROXBURY      NJ       7885      SFR             OWNER-OCC      240      20010131      20010301
0019506682      RISING SUN               IN      47040      SFR             OWNER-OCC      360      20010131      20010301
0019507078      KERRVILLE                TX      78028      SFR             OWNER-OCC      240      20010131      20010301
0019487396      SUTTER CREEK             CA      95685      SFR             OWNER-OCC      180      20010131      20010301
0019236264      LAKE STEVENS             WA      98258      SFR             OWNER-OCC      240      20010131      20010301
0019236652      LAFAYETTE                LA      70503      SFR             OWNER-OCC      360      20010131      20010301
0019241736      RINDGE                   NH       3461      SFR             OWNER-OCC      360      20010131      20010301
0019472323      FORT WORTH               TX      76116      SFR             OWNER-OCC      240      20010131      20010301
0019474287      HOUSTON                  TX      77017      SFR             OWNER-OCC      180      20010131      20010301
0019483312      IRVING                   TX      75062      SFR             OWNER-OCC      240      20010131      20010301
0019484146      NEW BRAUNFELS            TX      78130      SFR             OWNER-OCC      180      20010131      20010301
0019485051      THE WOODLANDS            TX      77380      PUD             OWNER-OCC      360      20010131      20010301
0019493683      HOUSTON                  TX      77085      SFR             OWNER-OCC      180      20010131      20010301
0019496462      SQUAW LAKE               MN      56681      SFR             OWNER-OCC      360      20010131      20010301
0019322908      LEANDER                  TX      78641      SFR             OWNER-OCC      180      20010131      20010301
0019483858      CENTEREACH               NY      11720      SFR             OWNER-OCC      360      20010131      20010301
0019093194      ROUND ROCK               TX      78681      SFR             OWNER-OCC      360      20010131      20010301
0019109560      HOLLYWOOD                FL      33021      SFR             OWNER-OCC      360      20010131      20010301
0019456565      PHILADELPHIA             PA      19150      SFR             OWNER-OCC      180      20010131      20010301
0019300466      SEATTLE                  WA      98126      SFR             OWNER-OCC      360      20010131      20010301
0019440585      PEMBERTON                NJ       8015      SFR             OWNER-OCC      180      20010131      20010301
0019451368      SAN ANTONIO              TX      78230      PUD             OWNER-OCC      360      20010131      20010301
0019425016      DALLAS                   TX      75224      SFR             OWNER-OCC      180      20010131      20010301
0019426089      TALLADEGA                AL      35160      SFR             OWNER-OCC      240      20010131      20010301
0019432434      ORLANDO                  FL      32825      SFR             OWNER-OCC      360      20010131      20010301
0019433689      WESTBURY                 NY      11590      SFR             OWNER-OCC      360      20010131      20010301
0019434299      CHAMPLIN                 MN      55316      SFR             OWNER-OCC      240      20010131      20010301
0019435775      HOUSTON                  TX      77088      SFR             OWNER-OCC      360      20010131      20010301
0019440528      TOPEKA                   KS      66618      SFR             OWNER-OCC      360      20010131      20010301
0019441294      FORISTELL                MO      63348      SFR             OWNER-OCC      360      20010131      20010301
0019494517      NEW IBERIA               LA      70563      SFR             OWNER-OCC      360      20010131      20010301
0019418151      CHICAGO                  IL      60637      2-4 UNITS       OWNER-OCC      360      20010131      20010301
0019421544      MANORVILLE               NY      11949      SFR             OWNER-OCC      180      20010131      20010301
0019423813      BALCH SPRINGS            TX      75180      SFR             OWNER-OCC      180      20010131      20010301
0019435569      HUFFMAN                  TX      77336      PUD             OWNER-OCC      360      20010131      20010301
0019439355      AREA OF HEMET            CA      92544      SFR             OWNER-OCC      360      20010131      20010301
0019336700      WYANDOTTE                MI      48192      SFR             OWNER-OCC      360      20010131      20010301
0019416312      OCOEE                    FL      34761      PUD             OWNER-OCC      180      20010131      20010301
0019398163      FREEMANSBURG             PA      18017      SFR             OWNER-OCC      180      20010131      20010301
0019402114      AMARILLO                 TX      79108      SFR             OWNER-OCC      180      20010131      20010301
0019402452      NEW SMYRNA BCH           FL      32168      SFR             NON OWNER      360      20010131      20010301
0019407634      BEAUFORT                 SC      29906      SFR             OWNER-OCC      240      20010131      20010301
0019411289      SAN ANTONIO              TX      78239      SFR             NON OWNER      360      20010131      20010301
0019384577      PALM COAST               FL      32137      SFR             OWNER-OCC      180      20010131      20010301
0019387414      PITTSBURGH               PA      15202      SFR             OWNER-OCC      360      20010131      20010301
0019393339      HUMBLE                   TX      77346      PUD             OWNER-OCC      360      20010131      20010301
0019338185      SPRING                   TX      77388      PUD             OWNER-OCC      360      20010131      20010301
0019392000      SAN ANTONIO              TX      78210      SFR             OWNER-OCC      180      20010131      20010301
0019370782      HOUSTON                  TX      77072      PUD             OWNER-OCC      180      20010131      20010301
0019373463      JACKSONVILLE             FL      32207      SFR             NON OWNER      360      20010131      20010301
0019507656      ROWLETT                  TX      75089      SFR             OWNER-OCC      360      20010131      20010301
0019359298      RHODES                   IA      50234      SFR             OWNER-OCC      360      20010131      20010301
0019365782      BATTLE CREEK             MI      49017      SFR             OWNER-OCC      240      20010131      20010301
0019201847      FORT WORTH               TX      76134      SFR             OWNER-OCC      360      20010131      20010301
0019350891      FORT WAYNE               IN      46825      SFR             OWNER-OCC      180      20010131      20010301
0019361385      HOUSTON                  TX      77045      SFR             NON OWNER      180      20010131      20010301
0019510395      GRAND PRAIRIE            TX      75052      SFR             OWNER-OCC      360      20010131      20010301
0019515626      SAN ANTONIO              TX      78228      SFR             OWNER-OCC      180      20010131      20010301
0019516434      MINNEAPOLIS              MN      55412      SFR             OWNER-OCC      360      20010131      20010301
0019519123      FAIRFIELD                CA      94533      SFR             OWNER-OCC      360      20010131      20010301
0019535087      MOBILE                   AL      36619      SFR             OWNER-OCC      240      20010131      20010301
0019537091      ROCHESTER                MN      55904      SFR             OWNER-OCC      180      20010131      20010301
0019533215      SANTA CLARA              CA      95050      SFR             OWNER-OCC      360      20010131      20010301
0019534494      ST. PETER                MN      56082      SFR             OWNER-OCC      360      20010131      20010301
0019534668      MESQUITE                 TX      75149      SFR             OWNER-OCC      360      20010131      20010301
0019537646      ORLANDO                  FL      32810      SFR             OWNER-OCC      360      20010131      20010301
0019538370      KINGSTON                 WA      98346      SFR             OWNER-OCC      360      20010131      20010301
0019541648      SEASIDE                  CA      93955      SFR             OWNER-OCC      360      20010131      20010301
0019347442      EL PASO                  TX      79924      SFR             OWNER-OCC      180      20010131      20010301
0019547868      N DARTMOUTH              MA       2747      SFR             OWNER-OCC      360      20010131      20010301
0019609148      HOMESTEAD                FL      33033      SFR             OWNER-OCC      240      20010131      20010301
0019550789      BUENA PARK               CA      90620      SFR             OWNER-OCC      360      20010131      20010301
0019621127      HAMILTON                 NJ       8610      SFR             OWNER-OCC      360      20010131      20010301
0019565167      OKLAHOMA CITY            OK      73159      SFR             OWNER-OCC      180      20010131      20010301
0019574391      WEST HAMPTON             NY      11977      SFR             OWNER-OCC      180      20010131      20010301
0019584572      NEWTOWN SQUARE           PA      19073      SFR             OWNER-OCC      180      20010131      20010301
0019592229      SOUTH SAN FRANCICO       CA      94080      SFR             OWNER-OCC      360      20010131      20010301
0019109925      PLATTEKILL               NY      12589      SFR             OWNER-OCC      360      20010131      20010301
0019330828      BAKERSFIELD              CA      93304      SFR             OWNER-OCC      180      20010130      20010301
0019305275      HOBART                   IN      46342      SFR             OWNER-OCC      360      20010130      20010301
0019402908      PLYMOUTH                 MN      55447      SFR             OWNER-OCC      180      20010130      20010301
0019339092      JONESTOWN                TX      78645      SFR             OWNER-OCC      240      20010130      20010301
0019256254      LITTLE EGG HARBOR        NJ       8087      SFR             OWNER-OCC      360      20010130      20010301
0019424324      OGDEN                    UT      84404      PUD             OWNER-OCC      360      20010130      20010301
0019353655      TYLER                    TX      75702      SFR             OWNER-OCC      360      20010130      20010301
0019354463      LOS ANGELES              CA      90003      SFR             OWNER-OCC      360      20010130      20010301
0019481068      LAGRANGE TOWNSHIP        OH      44050      SFR             OWNER-OCC      360      20010130      20010301
0019405596      CLEARWATER               FL      33755      SFR             OWNER-OCC      360      20010130      20010301
0019421627      ISLIP TERRACE            NY      11752      SFR             OWNER-OCC      360      20010130      20010301
0019431543      CANDIA                   NH       3034      SFR             OWNER-OCC      240      20010130      20010301
0019510304      DEARBORN HEIGHTS         MI      48127      SFR             OWNER-OCC      360      20010130      20010301
0019458512      MESQUITE                 TX      75150      SFR             OWNER-OCC      360      20010130      20010301
0019558253      MARRERO                  LA      70072      SFR             OWNER-OCC      240      20010130      20010301
0019460450      ANDOVER                  MN      55304      SFR             OWNER-OCC      240      20010130      20010301
0018793356      BOSTON                   MA       2150      SFR             OWNER-OCC      360      20010130      20010301
0019150390      DUBLIN                   CA      94568      SFR             OWNER-OCC      360      20010130      20010301
0019126556      MUSKEGON                 MI      49422      SFR             OWNER-OCC      240      20010130      20010301
0019194554      BRAINERD                 MN      56401      SFR             2ND HOME       240      20010130      20010301
0019201797      NEW IBERIA               LA      70560      SFR             OWNER-OCC      360      20010130      20010201
0019511161      ARLINGTON                TX      76010      SFR             OWNER-OCC      180      20010130      20010301
0019529551      HILLIARD                 FL      32046      SFR             OWNER-OCC      180      20010130      20010301
0019547835      CANTON                   GA      30115      SFR             OWNER-OCC      180      20010130      20010301
0019548254      CHICAGO                  IL      60651      2-4 UNITS       OWNER-OCC      360      20010130      20010301
0019554260      JENSEN BEACH             FL      34957      SFR             OWNER-OCC      360      20010130      20010301
0019200617      TACOMA                   WA      98405      SFR             OWNER-OCC      360      20010130      20010301
0019058676      LA PUENTE AREA           CA      91746      SFR             OWNER-OCC      360      20010130      20010301
0019313725      OREM                     UT      84058      SFR             OWNER-OCC      360      20010129      20010301
0019420041      BUFFALO                  NY      14220      2-4 UNITS       OWNER-OCC      360      20010129      20010301
0019420686      DANVERS                  MA       1923      SFR             OWNER-OCC      360      20010129      20010301
0019437649      BUENA PARK               CA      90620      SFR             OWNER-OCC      240      20010129      20010301
0019434158      CHICAGO                  IL      60639      2-4 UNITS       OWNER-OCC      360      20010129      20010301
0019371376      DAYTON                   OH      45406      SFR             OWNER-OCC      360      20010129      20010301
0019455542      WILLOUGHBY               OH      44094      SFR             OWNER-OCC      240      20010129      20010301
0019490960      PONTIAC                  MI      48341      SFR             NON OWNER      240      20010129      20010301
0019417682      HOLLYWOOD                FL      33024      SFR             OWNER-OCC      360      20010129      20010301
0019505361      JACKSONVILLE             FL      32210      SFR             OWNER-OCC      240      20010129      20010301
0019515428      MONTICELLO               MN      55362      SFR             OWNER-OCC      360      20010129      20010301
0019527621      PALM COAST               FL      32137      SFR             OWNER-OCC      360      20010129      20010301
0019481878      LINCOLN PARK             MI      48146      SFR             OWNER-OCC      360      20010129      20010301
0019253970      RIDLEY PARK              PA      19078      2-4 UNITS       OWNER-OCC      360      20010129      20010301
0019255058      MALVERN                  OH      44644      SFR             OWNER-OCC      360      20010129      20010301
0019493501      DELAND                   FL      32720      SFR             OWNER-OCC      360      20010129      20010301
0019137397      FT LAUDERDALE            FL      33309      PUD             OWNER-OCC      180      20010129      20010301
0019144245      MARKLEYSBURG             PA      15459      SFR             OWNER-OCC      180      20010129      20010301
0019539527      MINNEAPOLIS              MN      55404      CONDO           OWNER-OCC      360      20010129      20010301
0019559541      COLUMBIA HEIGHTS         MN      55421      SFR             OWNER-OCC      180      20010129      20010301
0019208818      HOUSTON                  TX      77088      SFR             OWNER-OCC      240      20010123      20010301
0019234830      JONESBORO                GA      30238      SFR             OWNER-OCC      360      20010111      20010301
0019536846      SANTA FE                 TX      77510      SFR             OWNER-OCC      360      20010220      20010401
0019537786      QUEENS VILLAGE           NY      11429      SFR             OWNER-OCC      360      20010215      20010401
0019547264      TERRYTOWN                LA      70056      SFR             OWNER-OCC      360      20010209      20010401
0019547439      AUSTIN                   TX      78704      SFR             OWNER-OCC      180      20010222      20010401
0019549427      BALCH SPRINGS            TX      75180      SFR             OWNER-OCC      360      20010214      20010401
0019551654      DALLAS                   GA      30132      SFR             OWNER-OCC      360      20010208      20010401
0019552397      SAGINAW                  MI      48601      SFR             OWNER-OCC      360      20010222      20010401
0019555051      DES MOINES               IA      50310      SFR             OWNER-OCC      180      20010213      20010401
0019562826      HUDSON                   NH       3051      SFR             OWNER-OCC      240      20010221      20010401
0019570415      QUECHEE                  VT       5091      SFR             NON OWNER      240      20010222      20010401
0019572361      SAN DIEGO                CA      92154      SFR             OWNER-OCC      360      20010216      20010401
0019573971      MONROE                   WA      98272      SFR             OWNER-OCC      360      20010220      20010401
0019576735      PLEASANTVILLE            NJ       8232      SFR             OWNER-OCC      360      20010212      20010301
0019576875      MAHWAH                   NJ       7430      SFR             NON OWNER      360      20010131      20010301
0019577576      EULESS                   TX      76039      PUD             OWNER-OCC      240      20010212      20010401
0019580802      SANTA ANA                CA      92703      SFR             OWNER-OCC      360      20010131      20010301
0019583459      LONGVIEW                 TX      75601      SFR             OWNER-OCC      180      20010215      20010401
0019584655      AUSTIN                   TX      78734      SFR             OWNER-OCC      360      20010216      20010401
0019587484      FAIRVIEW                 PA      16415      SFR             OWNER-OCC      360      20010208      20010401
0019591742      COULTERVILLE             CA      95311      MANU/MOBIL      OWNER-OCC      360      20010209      20010401
0019202191      LOS ANGELES              CA      90043      SFR             OWNER-OCC      360      20001229      20010201
0019261106      HOUSTON                  TX      77072      PUD             OWNER-OCC      360      20010215      20010401
0019290568      OKLAHOMA CITY            OK      73135      SFR             OWNER-OCC      360      20010131      20010301
0019321256      WAGONER                  OK      74012      SFR             NON OWNER      360      20010215      20010401
0019329895      TAYLOR                   MI      48180      SFR             OWNER-OCC      240      20010220      20010401
0019336973      AUSTIN                   TX      78723      SFR             OWNER-OCC      360      20010214      20010401
0019369792      JASPER                   MN      56144      SFR             OWNER-OCC      240      20010214      20010401
0019398668      PARSHALL                 ND      58770      SFR             OWNER-OCC      240      20010215      20010401
0019398866      DREXEL HILL              PA      19026      SFR             OWNER-OCC      360      20010221      20010401
0019399765      SAN ANTONIO              TX      78204      SFR             NON OWNER      360      20010208      20010401
0019402486      HOUSTON                  TX      77013      PUD             OWNER-OCC      180      20010216      20010401
0019403120      POWNAL                   ME       4069      SFR             OWNER-OCC      180      20010215      20010401
0019417872      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      360      20010131      20010301
0019422658      VALLEJO                  CA      94589      2-4 UNITS       NON OWNER      360      20010209      20010301
0019423938      DEARBORN                 MI      48124      SFR             OWNER-OCC      360      20010214      20010401
0019425024      BROOKHAVEN               NY      11727      SFR             OWNER-OCC      240      20010207      20010401
0019425263      CORPUS CHRISTI           TX      78418      PUD             OWNER-OCC      360      20010222      20010401
0019428283      FRIENDSWOOD              TX      77546      SFR             OWNER-OCC      360      20010222      20010401
0019434893      CLEVELAND                OH      44105      2-4 UNITS       NON OWNER      240      20010213      20010401
0019437466      FORT WAYNE               IN      46806      SFR             2ND HOME       240      20010222      20010401
0019437748      INGLEWOOD                CA      90305      SFR             OWNER-OCC      360      20010212      20010301
0019441245      BARRYVILLE               NY      12762      SFR             OWNER-OCC      360      20010221      20010401
0019442474      THROOP                   PA      18512      SFR             OWNER-OCC      360      20010215      20010401
0019459478      SMITHVILLE               OH      44677      SFR             OWNER-OCC      180      20010131      20010301
0019466549      CENTERVIEW               MO      64019      SFR             OWNER-OCC      240      20010222      20010401
0019475706      CLEBURNE                 TX      76031      SFR             OWNER-OCC      240      20010208      20010401
0019476803      CHICAGO                  IL      60620      SFR             OWNER-OCC      360      20010213      20010401
0019492974      SAN DIEGO                CA      92114      SFR             OWNER-OCC      240      20010131      20010301
0019499847      OAK PARK                 MI      48237      SFR             OWNER-OCC      180      20010222      20010401
0019504984      INDUSTRY                 PA      15052      SFR             OWNER-OCC      240      20010216      20010401
0019508530      SOUTH BALDWIN            PA      15236      SFR             OWNER-OCC      240      20010201      20010301
0019511401      COOLIDGE                 AZ      85228      SFR             OWNER-OCC      240      20010221      20010401
0019514348      ALBUQUERQUE              NM      87121      SFR             OWNER-OCC      360      20010212      20010401
0019514702      JEFFERSON                OH      44047      SFR             OWNER-OCC      360      20010208      20010301
0019524123      NEW BOSTON               MI      48164      SFR             OWNER-OCC      360      20010220      20010401
0019525450      MABLETON                 GA      30126      SFR             OWNER-OCC      180      20010216      20010401
0019529700      PONTIAC                  MI      48341      SFR             NON OWNER      360      20010209      20010401
0019529882      KERRVILLE                TX      78028      SFR             OWNER-OCC      180      20010209      20010401
0019530971      MIAMI                    FL      33133      PUD             OWNER-OCC      360      20010216      20010401
0019534031      TWP OF WATERFORD         MI      48329      SFR             OWNER-OCC      360      20010221      20010401
0019592963      LA PORTE                 TX      77571      SFR             OWNER-OCC      180      20010220      20010401
0019593847      HOUSTON                  TX      77040      PUD             OWNER-OCC      180      20010212      20010401
0019600014      AUSTIN                   TX      78702      SFR             OWNER-OCC      240      20010222      20010401
0019601285      EL PASO                  TX      79936      SFR             OWNER-OCC      360      20010207      20010401
0019603182      KISSIMMEE                FL      34741      SFR             OWNER-OCC      180      20010215      20010401
0019603455      LONG BEACH               CA      90814      SFR             OWNER-OCC      360      20010213      20010401
0019606375      STOCKTON                 CA      95209      SFR             OWNER-OCC      360      20010131      20010301
0019610450      VALLEJO                  CA      94589      2-4 UNITS       NON OWNER      360      20010209      20010401
0019610781      WHITTIER                 CA      90602      SFR             OWNER-OCC      360      20010221      20010401
0019611029      EL CAJON                 CA      92021      SFR             OWNER-OCC      360      20010215      20010401
0019614387      MCVEYTOWN                PA      17051      MANU/MOBIL      OWNER-OCC      360      20010221      20010401
0019617836      DETROIT                  MI      48221      SFR             OWNER-OCC      180      20010216      20010401
0019618925      ERIE                     CO      80516      SFR             OWNER-OCC      360      20010209      20010401
0019619295      PHOENIX                  AZ      85031      SFR             OWNER-OCC      360      20010215      20010401
0019620780      MAPLEWOOD                MN      55119      SFR             OWNER-OCC      240      20010220      20010401
0019623909      PINSON                   AL      35126      SFR             OWNER-OCC      360      20010214      20010401
0019626175      HAMMOND                  IN      46323      SFR             OWNER-OCC      360      20010209      20010401
0019629666      RED WING                 MN      55066      SFR             OWNER-OCC      360      20010209      20010401
0019632090      ALBUQUERQUE              NM      87112      SFR             OWNER-OCC      360      20010216      20010401
0019634328      SAN DIEGO                CA      92122      SFR             NON OWNER      360      20010131      20010301
0019639020      ROCHESTER                MN      55901      CONDO           OWNER-OCC      360      20010220      20010401
0019640457      SAN BERNARDINO           CA      92410      SFR             NON OWNER      360      20010213      20010401
0019640622      MADERA                   CA      93638      SFR             OWNER-OCC      360      20010220      20010401
0019646454      TYLER                    TX      75701      PUD             OWNER-OCC      360      20010221      20010401
0019646561      CHOCTAW                  OK      73020      SFR             OWNER-OCC      360      20010213      20010401
0019646751      CANTON                   OH      44707      SFR             OWNER-OCC      360      20010221      20010401
0019650662      COLUMBIA                 MD      21044      SFR             OWNER-OCC      360      20010208      20010401
0019655786      FOREST PARK              GA      30297      SFR             OWNER-OCC      180      20010215      20010401
0019656230      AKRON                    OH      44312      SFR             OWNER-OCC      360      20010222      20010401
0019659317      MANCHESTER               NH       3102      SFR             OWNER-OCC      360      20010215      20010401
0019660786      HOUSTON                  TX      77089      SFR             OWNER-OCC      360      20010213      20010401
0019662485      PASADENA                 TX      77502      SFR             OWNER-OCC      360      20010220      20010401
0019662774      SAN ANTONIO              TX      78228      SFR             OWNER-OCC      360      20010221      20010401
0019665611      NEW CANEY                TX      77357      SFR             OWNER-OCC      240      20010215      20010401
0019669035      TEMPLE CITY              CA      91780      SFR             OWNER-OCC      180      20010222      20010401
0019674324      FRESNO                   CA      93722      SFR             OWNER-OCC      180      20010220      20010401
0019675909      ATLANTA                  GA      30319      SFR             OWNER-OCC      180      20010220      20010401
0019676634      BROOKHAVEN               NY      11967      SFR             OWNER-OCC      240      20010214      20010401
0019681741      STONY BROOK              NY      11790      SFR             OWNER-OCC      360      20010213      20010401
0019681956      NORTH CANTON             OH      44720      SFR             OWNER-OCC      180      20010216      20010401
0019682707      BROOKHAVEN               NY      11789      SFR             OWNER-OCC      360      20010220      20010401
0019683689      OCEAN SPRINGS            MS      39564      SFR             OWNER-OCC      180      20010213      20010401
0019689116      PHILADELPHIA             PA      19125      SFR-ATTACH      OWNER-OCC      360      20010220      20010401
0019691815      SOUTH OZONE PARK         NY      11436      SFR             OWNER-OCC      360      20010209      20010401
0019692631      LINCOLN PARK             MI      48146      SFR             OWNER-OCC      360      20010214      20010401
0019693316      FOUNTAIN                 CO      80817      SFR             OWNER-OCC      240      20010221      20010401
0019697028      POMPANO BEACH            FL      33073      SFR             OWNER-OCC      180      20010222      20010401
0019697622      LAREDO                   TX      78045      SFR             OWNER-OCC      240      20010222      20010401
0019697796      HACKETSTOWN              NJ       7840      SFR             OWNER-OCC      240      20010214      20010401
0019706316      NANTICOKE                PA      18634      SFR             OWNER-OCC      180      20010222      20010401
0019711043      MCCALLA                  AL      35111      SFR             OWNER-OCC      240      20010220      20010401
0019713650      APPLE VALLEY             MN      55124      SFR             OWNER-OCC      360      20010213      20010401
0019714427      REDLANDS                 CA      92374      SFR             OWNER-OCC      360      20010213      20010401
0019715531      GRENTA                   LA      70056      SFR             OWNER-OCC      360      20010209      20010401
0019716646      JACKSONVILLE             FL      32209      SFR             OWNER-OCC      360      20010215      20010401
0019719517      BELLEVILLE               MI      48111      SFR             OWNER-OCC      240      20010221      20010401
0019725100      DECATUR                  GA      30030      SFR             OWNER-OCC      240      20010216      20010401
0019728294      MINNEAPOLIS              MN      55406      SFR             OWNER-OCC      360      20010222      20010401
0019728716      GARLAND                  TX      75041      SFR             OWNER-OCC      360      20010216      20010401
0019732551      SAN JOSE                 CA      95118      SFR             OWNER-OCC      360      20010214      20010401
0019734375      FARMINGTON               MN      55024      SFR             OWNER-OCC      180      20010213      20010401
0019735323      BROOKHAVEN               NY      11789      SFR             OWNER-OCC      240      20010222      20010401
0019744366      WACO                     TX      76711      SFR             OWNER-OCC      180      20010215      20010401
0019744465      BATH                     PA      18014      SFR             OWNER-OCC      180      20010221      20010401
0019747526      CHICAGO                  IL      60615      2-4 UNITS       NON OWNER      180      20010221      20010401
0019747989      HOMESTEAD                FL      33035      CONDO           OWNER-OCC      360      20010222      20010401
0019749837      HUEYTOWN                 AL      35023      SFR             OWNER-OCC      240      20010215      20010401
0019752047      GULFPORT                 MS      39507      SFR             OWNER-OCC      180      20010220      20010401
0019752591      COLORADO SPRINGS         CO      80909      SFR             OWNER-OCC      360      20010215      20010401
0019755339      SAVANNAH                 GA      31410      PUD             OWNER-OCC      180      20010220      20010401
0019765494      SPRINGFIELD              MA       1104      SFR             OWNER-OCC      180      20010221      20010401
0019765965      AUSTIN                   TX      78745      SFR             OWNER-OCC      360      20010221      20010401
0019767607      JACKSON                  MI      49203      SFR             OWNER-OCC      180      20010221      20010401
0019767664      GRIFFIN                  GA      30223      SFR             OWNER-OCC      180      20010220      20010401
0019770304      LONG BRANCH              NJ       7740      SFR             NON OWNER      180      20010222      20010401
0019771542      BANNING                  CA      92220      SFR             NON OWNER      360      20010213      20010401
0019771781      CHICAGO                  IL      60617      SFR             OWNER-OCC      360      20010222      20010401
0019780394      PHILADELPHIA             PA      19138      SFR             OWNER-OCC      180      20010215      20010401
0019782242      MIAMI                    FL      33167      SFR             OWNER-OCC      180      20010222      20010401
0019782515      FREMONT                  CA      94538      SFR             OWNER-OCC      360      20010213      20010401
0019784396      DEXTER                   MI      48130      SFR             OWNER-OCC      360      20010220      20010401
0019790054      BLAINE                   MN      55449      SFR             OWNER-OCC      240      20010216      20010401
0019801851      MORENO VALLEY            CA      92553      SFR             OWNER-OCC      240      20010222      20010401
0019810282      UPLAND                   CA      91786      SFR             OWNER-OCC      360      20010222      20010401
0019813989      DELTONA                  FL      32725      SFR             NON OWNER      360      20010220      20010401
0019823970      JERSEY CITY              NJ       7306      SFR             OWNER-OCC      360      20010222      20010401
0019838028      CARTERSVILLE             GA      30120      SFR             OWNER-OCC      360      20010220      20010401
0030000491      SUGAR LAND               TX      77479      SFR             OWNER-OCC      360      20010215      20010401
0030001598      BUFFALO                  NY      14209      2-4 UNITS       NON OWNER      180      20010222      20010401
0030001655      BUFFALO                  NY      14209      2-4 UNITS       NON OWNER      180      20010222      20010401
0030003248      CHEEKTOWAGA              NY      14225      SFR             OWNER-OCC      360      20010220      20010401
0030003479      BREWERTON                NY      13029      SFR             OWNER-OCC      360      20010222      20010401
0030004030      NEWFANE                  NY      14108      SFR             OWNER-OCC      360      20010222      20010401
0019071711      FORT WORTH               TX      76119      SFR             OWNER-OCC      240      20010226      20010401
0019139732      AUSTIN                   TX      78748      SFR             OWNER-OCC      180      20010228      20010401
0019236447      HOUSTON                  TX      77018      SFR             OWNER-OCC      180      20010223      20010401
0019315845      SPRINGFIELD              IL      62704      SFR             OWNER-OCC      180      20010223      20010401
0019367341      SAN ANTONIO              TX      78201      SFR             OWNER-OCC      180      20010228      20010401
0019376607      SACRAMENTO               CA      95817      SFR             OWNER-OCC      360      20010222      20010401
0019391085      MIDDLETOWN               PA      17057      SFR             OWNER-OCC      360      20010226      20010401
0019407493      HEAVENER                 OK      74937      SFR             OWNER-OCC      360      20010228      20010401
0019419233      NEW HAVEN                CT       6518      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019419993      SAN ANTONIO              TX      78213      SFR             OWNER-OCC      180      20010228      20010401
0019420975      PITTSBURG                CA      94565      SFR             NON OWNER      360      20010227      20010401
0019435056      MAPLE HEIGHTS            OH      44137      SFR             OWNER-OCC      240      20010215      20010401
0019468495      SAUGERTIES               NY      12477      SFR             OWNER-OCC      360      20010223      20010401
0019478080      BARNARD                  MO      64423      SFR             OWNER-OCC      360      20010228      20010401
0019482215      COLUMBIA                 PA      17512      SFR             OWNER-OCC      360      20010226      20010401
0019485416      CONCORE                  TX      77304      SFR             OWNER-OCC      360      20010228      20010401
0019486075      VEAZIE                   ME       4401      2-4 UNITS       OWNER-OCC      180      20010228      20010401
0019498468      ALICE                    TX      78332      SFR             OWNER-OCC      360      20010227      20010401
0019500347      OCALA                    FL      34475      SFR             OWNER-OCC      360      20010228      20010401
0019506856      MORGANTOWN               IN      46160      SFR             OWNER-OCC      360      20010228      20010401
0019515287      TACOMA                   WA      98407      SFR             OWNER-OCC      360      20010228      20010401
0019517424      GARLAND                  TX      75044      SFR             OWNER-OCC      360      20010226      20010401
0019529395      PLANT CITY               FL      33567      SFR             OWNER-OCC      180      20010228      20010401
0019537406      TERRYTOWN                LA      70056      SFR             OWNER-OCC      360      20010228      20010401
0019540871      PASCO                    WA      99301      SFR             OWNER-OCC      180      20010223      20010401
0019544907      PITTSBURGH               PA      15218      SFR             OWNER-OCC      180      20010228      20010401
0019549211      DALLAS                   TX      75241      SFR             OWNER-OCC      360      20010228      20010401
0019550383      CHICAGO                  IL      60620      SFR             OWNER-OCC      360      20010228      20010401
0019553635      LAKEWOOD                 WA      98498      SFR             OWNER-OCC      360      20010228      20010401
0019558360      CLAYTON                  GA      30525      MANU/MOBIL      OWNER-OCC      360      20010227      20010401
0019575265      PELHAM                   AL      35124      MANU/MOBIL      OWNER-OCC      360      20010228      20010401
0019575299      LIVINGSTON               TX      77351      SFR             OWNER-OCC      360      20010228      20010401
0019582352      E SANDWICH               MA       2537      SFR             OWNER-OCC      360      20010228      20010401
0019585645      GRANGE                   ME       4453      SFR             OWNER-OCC      240      20010223      20010401
0019586163      URBANA                   OH      43078      SFR             OWNER-OCC      360      20010223      20010401
0019591056      CHARLESTON               SC      29403      SFR             NON OWNER      360      20010227      20010401
0019591429      HOUSTON                  TX      77013      PUD             OWNER-OCC      360      20010228      20010401
0019597863      HAVERHILL                MA       1830      SFR             OWNER-OCC      360      20010228      20010401
0019598598      CROFTON                  MD      21114      SFR             OWNER-OCC      240      20010223      20010401
0019601384      LISBON FALLS             ME       4252      SFR             OWNER-OCC      360      20010228      20010401
0019605997      CHICAGO                  IL      60628      SFR             NON OWNER      360      20010228      20010401
0019613769      CANTON                   GA      30115      SFR             OWNER-OCC      360      20010227      20010401
0019615293      TULSA                    OK      74146      SFR             OWNER-OCC      360      20010228      20010401
0019615400      SACHSE                   TX      75048      SFR             OWNER-OCC      360      20010228      20010401
0019618313      EL PASO                  TX      79907      SFR             OWNER-OCC      360      20010228      20010401
0019622877      BIRMINGHAM               AL      35235      SFR             OWNER-OCC      360      20010228      20010401
0019634492      NEW KENSINGTON           PA      15068      SFR             OWNER-OCC      180      20010223      20010401
0019635218      BLUE SPRINGS             MO      64015      SFR             OWNER-OCC      180      20010228      20010401
0019651793      BETHLEHEM                PA      18017      SFR             OWNER-OCC      360      20010228      20010401
0019653104      MIDDLETOWN               NY      10940      SFR             OWNER-OCC      360      20010228      20010401
0019655539      NORTHFIELD               MN      55057      SFR             OWNER-OCC      240      20010228      20010401
0019657832      VINITA PARK              MO      63114      SFR             OWNER-OCC      360      20010228      20010401
0019658996      WASHINGTON               DC      20011      SFR-ATTACH      OWNER-OCC      360      20010228      20010401
0019659903      WINDSOR MILL             MD      21244      SFR             OWNER-OCC      180      20010228      20010401
0019660729      BROOKLYN                 NY      11212      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019661073      EAST HAMPTON             NY      11937      SFR             OWNER-OCC      180      20010228      20010401
0019663954      AUSTIN                   TX      78754      SFR             OWNER-OCC      240      20010226      20010401
0019664135      YPSILANTI                MI      48198      SFR             OWNER-OCC      240      20010223      20010401
0019669365      MIAMI                    FL      33169      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019671262      ABERDEEN                 WA      98520      SFR             OWNER-OCC      180      20010228      20010401
0019673771      GRAND PRAIRIE            TX      75051      SFR             OWNER-OCC      180      20010223      20010401
0019676303      LAKE WORTH               FL      33463      PUD             OWNER-OCC      180      20010226      20010401
0019679398      STOW                     MA       1775      SFR             OWNER-OCC      180      20010227      20010401
0019679471      TUCUMCARI                NM      88401      MANU/MOBIL      OWNER-OCC      360      20010227      20010401
0019681980      SAN FRANCISCO            CA      94112      SFR             OWNER-OCC      360      20010228      20010401
0019682640      KODAK                    TN      37764      SFR             OWNER-OCC      180      20010228      20010401
0019685239      EULESS                   TX      76039      SFR             OWNER-OCC      360      20010228      20010401
0019686633      SAN ANTONIO              TX      78212      SFR             OWNER-OCC      240      20010228      20010401
0019686930      HOUSTON                  TX      77028      SFR             OWNER-OCC      360      20010227      20010401
0019699545      WALTON                   KY      41094      SFR             NON OWNER      240      20010227      20010401
0019701424      ROY                      UT      84067      SFR             OWNER-OCC      360      20010228      20010401
0019701606      PEARLAND                 TX      77581      PUD             OWNER-OCC      360      20010228      20010401
0019703461      SEATTLE                  WA      98146      SFR             OWNER-OCC      180      20010226      20010401
0019707652      WEST LEBANON             NH       3784      SFR             OWNER-OCC      360      20010228      20010401
0019708213      SAN ANTONIO              TX      78233      SFR             OWNER-OCC      360      20010228      20010401
0019709278      BOCA RATON               FL      33428      SFR             OWNER-OCC      360      20010228      20010401
0019709286      INDEPENDENCE             MO      64056      SFR             OWNER-OCC      360      20010226      20010401
0019709336      ESKO                     MN      55733      SFR             OWNER-OCC      360      20010227      20010401
0019709609      ODESSA                   MO      64076      SFR             OWNER-OCC      240      20010227      20010401
0019712215      LOS ANGELES              CA      90002      SFR             OWNER-OCC      360      20010228      20010401
0019713908      CANTON                   OH      44718      SFR             OWNER-OCC      360      20010223      20010401
0019715978      BOISE                    ID      83709      SFR             OWNER-OCC      240      20010228      20010401
0019720572      HALTOM CITY              TX      76117      SFR             OWNER-OCC      180      20010228      20010401
0019721380      PETALUMA                 CA      94952      SFR             OWNER-OCC      360      20010228      20010401
0019727254      HOUSTON                  TX      77084      PUD             OWNER-OCC      180      20010228      20010401
0019727643      HOUSTON                  TX      77080      SFR             OWNER-OCC      180      20010227      20010401
0019730845      BOSSIER CITY             LA      71111      SFR             OWNER-OCC      360      20010227      20010401
0019734417      ST. PETERSBURG           FL      33705      SFR             OWNER-OCC      360      20010228      20010401
0019737204      AUSTIN                   TX      78729      SFR             OWNER-OCC      240      20010228      20010401
0019737469      FT LAUDERDALE            FL      33309      SFR             OWNER-OCC      360      20010228      20010401
0019742998      BROOKLYN                 NY      11204      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019743392      SAN DIEGO                CA      92102      2-4 UNITS       OWNER-OCC      360      20010302      20010401
0019744960      PHILADELPHIA             PA      19127      SFR-ATTACH      OWNER-OCC      360      20010228      20010401
0019745058      GRAND RAPIDS             MI      49505      SFR             OWNER-OCC      180      20010223      20010401
0019745819      TWP OF SPRINGFIELD       MI      48348      SFR             OWNER-OCC      360      20010227      20010401
0019746015      HICKSVILLE               NY      11801      SFR             OWNER-OCC      240      20010223      20010401
0019746189      ST PAUL                  MN      55106      SFR             OWNER-OCC      360      20010305      20010501
0019746783      OKLAHOMA CITY            OK      73120      SFR             OWNER-OCC      360      20010301      20010401
0019746866      TULSA                    OK      74132      SFR             OWNER-OCC      240      20010227      20010401
0019746940      NEWARK                   NJ       7108      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019747575      MISSOURI CITY            TX      77459      PUD             OWNER-OCC      360      20010228      20010401
0019748490      PLEASANT GROVE           AL      35127      SFR             OWNER-OCC      180      20010228      20010401
0019750371      IRVING                   TX      75061      SFR             OWNER-OCC      360      20010228      20010401
0019751890      DAYTONA BEACH            FL      32117      SFR             OWNER-OCC      360      20010223      20010401
0019752062      HOUSTON                  TX      77047      SFR             OWNER-OCC      180      20010228      20010401
0019752112      HURON TOWNSHIP           MI      48174      SFR             OWNER-OCC      360      20010228      20010401
0019755420      HASTINGS                 MN      55033      SFR             OWNER-OCC      360      20010227      20010401
0019755438      NEWBURGH                 NY      12550      2-4 UNITS       NON OWNER      360      20010226      20010401
0019755503      MOBILE                   AL      36618      SFR             OWNER-OCC      360      20010223      20010401
0019755925      VALLEY STREAM            NY      11580      SFR             OWNER-OCC      360      20010223      20010401
0019758564      DESOTO                   TX      75115      SFR             OWNER-OCC      360      20010228      20010401
0019759109      DECATUR                  GA      30032      SFR             OWNER-OCC      180      20010226      20010401
0019759869      KAILUA-KONA              HI      96740      SFR             OWNER-OCC      360      20010228      20010401
0019760560      PELHAM                   AL      35124      MANU/MOBIL      OWNER-OCC      360      20010227      20010401
0019766906      HANOVER                  PA      17331      SFR             OWNER-OCC      180      20010223      20010401
0019767904      DEFIANCE                 MO      63341      SFR             OWNER-OCC      180      20010228      20010401
0019771104      FORT WAYNE               IN      46805      2-4 UNITS       NON OWNER      180      20010228      20010401
0019774801      HOUSTON                  TX      77009      SFR             OWNER-OCC      180      20010228      20010401
0019777317      SAN ANTONIO              TX      78227      SFR             OWNER-OCC      360      20010228      20010401
0019778067      STEUBENVILLE             OH      43952      SFR             OWNER-OCC      360      20010228      20010401
0019778414      HUDSON                   NH       3051      SFR             OWNER-OCC      240      20010226      20010401
0019779537      SAN ANTONIO              TX      78238      SFR             OWNER-OCC      240      20010223      20010401
0019780378      LANCASTER                OH      43130      SFR             OWNER-OCC      360      20010228      20010401
0019781152      HOUSTON                  TX      77045      SFR             OWNER-OCC      360      20010227      20010401
0019781186      LAKEWOOD                 WA      98498      SFR             OWNER-OCC      360      20010228      20010401
0019781384      OTEGO                    NY      13825      SFR             OWNER-OCC      360      20010227      20010401
0019781715      ALLENTOWN                PA      18102      SFR             OWNER-OCC      360      20010228      20010401
0019781996      OLD ORHARD BEACH         ME       4064      SFR             OWNER-OCC      180      20010228      20010401
0019782531      SACRAMENTO               CA      95828      SFR             OWNER-OCC      360      20010227      20010401
0019783232      BLAINE                   MN      55434      SFR             OWNER-OCC      360      20010228      20010401
0019783521      VIRGIL                   NY      13045      SFR             NON OWNER      180      20010228      20010401
0019785062      MESQUITE                 TX      75149      SFR             OWNER-OCC      180      20010227      20010401
0019785369      THEODORE                 AL      36582      SFR             OWNER-OCC      360      20010228      20010401
0019786755      VICTORVILLE              CA      92392      SFR             NON OWNER      360      20010228      20010401
0019786888      INKSTER                  MI      48141      SFR             OWNER-OCC      360      20010228      20010401
0019787225      WEATHERFORD              TX      76086      SFR             OWNER-OCC      360      20010226      20010401
0019787332      HUNTSVILLE               AL      35810      SFR             NON OWNER      360      20010228      20010401
0019788439      PASADENA                 TX      77505      SFR             OWNER-OCC      360      20010228      20010401
0019788801      SANFORD                  FL      32771      PUD             OWNER-OCC      360      20010226      20010401
0019790245      DALLAS                   TX      75240      SFR             OWNER-OCC      240      20010228      20010401
0019790476      SEABROOK                 TX      77586      PUD             OWNER-OCC      180      20010228      20010401
0019790500      PINSON                   AL      35126      SFR             OWNER-OCC      360      20010228      20010401
0019792969      MORENO VALLEY            CA      92557      SFR             OWNER-OCC      360      20010228      20010401
0019795798      ALLEN                    TX      75002      SFR             OWNER-OCC      360      20010228      20010401
0019800739      DALLAS                   TX      75232      SFR             OWNER-OCC      180      20010228      20010401
0019801299      MARIETTA                 GA      30062      SFR             OWNER-OCC      360      20010226      20010401
0019803568      SOUTHFIELD               MI      48034      SFR             OWNER-OCC      360      20010226      20010401
0019806090      HAMMOND                  LA      70401      SFR             OWNER-OCC      360      20010227      20010401
0019806538      HOUSTON                  TX      77086      PUD             OWNER-OCC      360      20010228      20010401
0019809318      SAN JOSE                 CA      95133      SFR             OWNER-OCC      360      20010228      20010401
0019813740      MISSOURI CITY            TX      77489      PUD             OWNER-OCC      360      20010228      20010401
0019814425      PEEKSKILL                NY      10566      SFR             OWNER-OCC      360      20010228      20010401
0019814615      MIAMI                    FL      33167      SFR             OWNER-OCC      240      20010228      20010401
0019815364      OMAHA                    NE      68134      SFR             OWNER-OCC      240      20010228      20010401
0019817725      NORWALK                  CA      90650      SFR             OWNER-OCC      240      20010228      20010401
0019819085      DETROIT                  MI      48221      SFR             OWNER-OCC      360      20010228      20010401
0019819283      HILLSBORO BEACH          FL      33062      CONDO           2ND HOME       360      20010223      20010401
0019820828      HOUSTON                  TX      77038      SFR             OWNER-OCC      180      20010228      20010401
0019823103      WOODLAND                 CA      95695      SFR             OWNER-OCC      360      20010305      20010501
0019823863      HOUSTON                  TX      77041      PUD             OWNER-OCC      240      20010228      20010401
0019828599      REDMOND                  WA      98053      SFR             OWNER-OCC      360      20010228      20010401
0019831346      ORLANDO                  FL      32811      SFR             OWNER-OCC      360      20010228      20010401
0019831775      DETROIT                  MI      48206      SFR             OWNER-OCC      240      20010228      20010401
0019831924      JENISON                  MI      49428      SFR             OWNER-OCC      360      20010227      20010401
0019833268      ORANGE                   NJ       7050      SFR             OWNER-OCC      360      20010228      20010401
0019833623      CEDAR HILL               TX      75104      SFR             OWNER-OCC      180      20010228      20010401
0019835974      BARNEGAT                 NJ       8005      SFR             OWNER-OCC      240      20010302      20010401
0019837236      WEST PALM BEACH          FL      33414      PUD             OWNER-OCC      180      20010228      20010401
0019838721      DALLAS                   TX      75217      SFR             OWNER-OCC      360      20010227      20010401
0019839208      PITTSBURG                CA      94565      SFR             OWNER-OCC      360      20010228      20010401
0019842335      ROSEMEAD                 CA      91770      SFR             OWNER-OCC      360      20010228      20010401
0019843648      PUYALLUP                 WA      98374      SFR             OWNER-OCC      360      20010227      20010401
0019843994      HOUSTON                  TX      77027      SFR             OWNER-OCC      360      20010228      20010401
0019847649      KNOXVILLE                TN      37920      SFR             OWNER-OCC      240      20010227      20010401
0019848290      AKRON                    OH      44301      SFR             OWNER-OCC      240      20010228      20010401
0019849272      LAKE RONKONKOMA          NY      11779      SFR             OWNER-OCC      240      20010226      20010401
0019850445      NORCROSS                 GA      30092      SFR             OWNER-OCC      240      20010228      20010401
0019851328      HOUSTON                  TX      77040      SFR             2ND HOME       360      20010228      20010401
0019851757      BIRMINGHAM               AL      35211      SFR             OWNER-OCC      180      20010226      20010401
0019852177      CORAM                    NY      11727      SFR             OWNER-OCC      180      20010228      20010401
0019855170      FREEPORT                 FL      32439      SFR             OWNER-OCC      360      20010228      20010401
0019861657      HOUSTON                  TX      77084      PUD             OWNER-OCC      180      20010228      20010401
0019863448      DENVER                   CO      80236      SFR             OWNER-OCC      240      20010223      20010401
0019864222      LOS ANGELES              CA      90001      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019868835      MORRISTOWN               NJ       7960      SFR             NON OWNER      180      20010227      20010401
0019872555      SULPHUR                  OK      73086      SFR             OWNER-OCC      360      20010228      20010401
0019875681      SEATTLE                  WA      98178      SFR             OWNER-OCC      360      20010228      20010401
0019875715      EIGHT MILE               AL      36613      SFR             OWNER-OCC      360      20010227      20010401
0019879576      SACRAMENTO               CA      95824      SFR             NON OWNER      360      20010228      20010401
0019879626      SAN LORENZO              CA      94580      PUD             OWNER-OCC      360      20010228      20010401
0019880178      SPRING                   TX      77373      PUD             OWNER-OCC      360      20010228      20010401
0019881994      BROOKLYN PARK            MN      55445      PUD             OWNER-OCC      360      20010228      20010401
0019883214      CEDAR LAKE               IN      46303      SFR             OWNER-OCC      360      20010228      20010401
0019883305      HOBART                   IN      46342      SFR             NON OWNER      360      20010228      20010401
0019888114      BALTIMORE                MD      21229      SFR             OWNER-OCC      360      20010228      20010401
0019894849      ABINGDON                 MD      21009      SFR             OWNER-OCC      360      20010305      20010401
0019895341      MIAMI                    FL      33054      SFR             NON OWNER      360      20010228      20010401
0019899699      TACOMA                   WA      98408      SFR             OWNER-OCC      360      20010228      20010401
0019900711      BATON ROUGE              LA      70811      SFR             NON OWNER      240      20010228      20010401
0019904150      SAN DIEGO                CA      92154      SFR             OWNER-OCC      360      20010228      20010401
0019909738      WYANDANCH                NY      11798      SFR             OWNER-OCC      240      20010228      20010401
0019910470      WINAMAC                  IN      46996      SFR             NON OWNER      360      20010228      20010401
0019912120      MICHIGAN CITY            IN      46360      SFR             OWNER-OCC      180      20010228      20010401
0019913631      MOBILE                   AL      36605      SFR             OWNER-OCC      360      20010228      20010401
0019914787      RANCHO CUCAMONGA         CA      91730      SFR             OWNER-OCC      360      20010228      20010401
0019925908      HOMOSASSA                FL      34448      MANU/MOBIL      OWNER-OCC      240      20010228      20010401
0019927318      AXIS                     AL      36505      SFR             OWNER-OCC      360      20010228      20010401
0019929769      SAVANNAH                 GA      31415      SFR             OWNER-OCC      360      20010228      20010401
0019931252      NEW ORLEANS              LA      70118      SFR             NON OWNER      360      20010228      20010401
0019931625      OMAHA                    NE      68105      SFR             OWNER-OCC      360      20010228      20010401
0019932532      EAST CHICAGO             IN      46312      2-4 UNITS       OWNER-OCC      360      20010228      20010401
0019941152      INDIANAPOLIS             IN      46268      SFR             OWNER-OCC      240      20010228      20010401
0019943018      ST.LOUIS                 MO      63109      SFR             OWNER-OCC      360      20010228      20010401
0019943315      OMAHA                    NE      68131      SFR             OWNER-OCC      360      20010228      20010401
0019946649      LOS ANGELES              CA      90047      SFR             OWNER-OCC      360      20010227      20010401
0019950195      SURFSIDE BEACH           TX      77541      SFR             2ND HOME       180      20010228      20010401
0019955632      FOREST PARK              GA      30297      SFR             OWNER-OCC      360      20010228      20010401
0019977446      NEW ORLEANS              LA      70126      SFR             OWNER-OCC      360      20010228      20010401
0030001697      HOUSTON                  TX      77075      SFR             OWNER-OCC      180      20010228      20010401
0030001788      HOUSTON                  TX      77044      SFR             OWNER-OCC      240      20010228      20010401
0030005227      MISSOURI CITY            TX      77489      SFR             OWNER-OCC      360      20010228      20010401
0030005920      EVANS                    NY      14006      SFR             2ND HOME       180      20010305      20010401
0030007785      CARSON                   CA      90745      SFR             OWNER-OCC      360      20010228      20010401





Continued


                STATED                                               CURRENT GROSS
SELLER         MATURITY     REMAINING    ORIGINAL       CURRENT          INTEREST    STATED        NEXT DUE    ORIGINAL
LOAN NUMBER      DATE         TERM       BALANCE        BALANCE            RATE       PANDI          DATE        LTV
-----------    --------     ---------    -------        -------      -------------   -------       --------    --------

0018456020       20151201       177        62400        61954.83           10.25     680.13       1-Apr-01        80
0018417642       20301201       357       180800       180576.53           11.055   1729.32       1-Mar-01        80
0018657536       20301201       357       140000       139431.61           10.65    1296.37       1-Mar-01       62.7803
0018619965       20301201       357        87300        87193.29           10.425    793.68       1-Mar-01        90
0018720284       20301201       357        77350        77242.54           10.65     716.24       1-Apr-01        85
0018780221       20301201       357        61200        61165.18           13.875     719.1       1-Mar-01        90
0018258152       20201201       237        57800        57586.76           10.675    583.88       1-Mar-01        85
0018560128       20301201       357        50000        49936.52           10.25     448.06       1-Apr-01       70.922
0018226944       20301101       356        92000        91876.82           11.355    900.91       1-Mar-01       83.6364
0018673095       20301201       357       108000       107803.23           11       1028.51       1-Mar-01        80
0018849224       20151201       177        56000         55685.1           12.8      701.19       1-Mar-01       71.7949
0018741181       20151201       177        58000        57587.16           10.275    633.07       1-Mar-01       77.3333
0018731604       20301201       357        62900        62820.76           10.65     582.44       1-Apr-01        85
0018841700       20301201       357        63750         63675.9           10.659    590.74       1-Mar-01        85
0018720532       20301201       357        48450        48366.65           10.675    449.55       1-Mar-01        85
0018711168       20301201       357        53000        52947.22           11.4      520.82       1-Mar-01       43.8017
0018573345       20151201       177       154700       153669.82           10.999   1758.22       1-Mar-01        85
0018708230       20301201       357        96000        95928.36           12.675   1037.63       1-Mar-01        80
0018717215       20301201       357        66300        66226.84           10.9      626.39       1-Mar-01        85
0018818674       20301201       357        52000        51951.55           11.675    521.91       1-Mar-01        80
0018749267       20301201       357       104050       103921.45           10.375    942.08       1-Mar-01       83.24
0018715144       20301201       357       235000       234726.34           10.65    2176.04       1-Mar-01       78.3333
0018697250       20301201       357        90000        89883.37           10.25      806.5       1-Mar-01       38.2979
0018722975       20301201       357       187000       186758.88           10.175    1665.3       1-Apr-01       71.1027
0018724849       20201201       237        90000        89675.79           10.775    915.23       1-Mar-01        90
0018633222       20301201       357        93500        93397.28           10.92     884.78       1-Mar-01       64.4828
0018723080       20301201       357        46500        46450.34           11.05     444.59       1-Feb-01        75
0018299313       20301101       356        67500        67422.41           12.05     696.92       1-Mar-01        75
0018655290       20301201       357        52500        52448.03           11.4      515.91       1-Mar-01        75
0018634386       20151201       177        40000        39421.11           12.3      487.82       1-Mar-01       51.9481
0018511980       20301201       357       148750       148558.21           10.175   1324.67       1-Mar-01        85
0018659946       20301201       357        62000        61925.43           10.525     568.3       1-Mar-01       53.913
0018628834       20201201       237        67500        67099.65           11.3      710.57       1-Mar-01        90
0018706150       20301201       357        65800        65715.83           10.25     589.64       1-Mar-01       68.5417
0018707737       20301201       357        96000        95894.04           10.898    906.84       1-Mar-01        80
0018670026       20301201       357        77000        76908.38           10.55     707.23       1-Mar-01        77
0018121558       20301201       357        72000        71916.58           10.675    668.06       1-Apr-01        80
0018671693       20301201       357        95600        95505.38           11.4      939.44       1-Mar-01       65.931
0018755967       20301201       357        84750        84677.31           12.05     875.02       1-Mar-01        75
0018852590       20301201       357        53550        53446.03           10.9      505.93       1-Mar-01        85
0018662791       20151201       177        40000        39256.18           10.675    446.51       1-Mar-01       51.2821
0018521781       20301201       357       126400       126230.82           10       1109.26       1-Mar-01        80
0018354886       20301101       356       132000       131807.03           10.95    1252.09       1-Mar-01        80
0018691709       20301201       357       105000       104877.71           10.65     972.28       1-Mar-01       67.3077
0018060129       20301101       356        84150        84017.31           10.6      776.06       1-Mar-01        85
0018809079       20201201       237        42375        42238.98           11.65     456.29       1-Apr-01        75
0018374090       20301201       357       162000       161795.42           10.275    1454.7       1-Mar-01       58.9091
0018583914       20301101       356       123250       123036.06           10.15     1095.3       1-Mar-01        85
0017745068       20301101       356       189000       188670.21           10.125    1676.1       1-Mar-01       65.1724
0018809889       20151201       177       102150        99378.79           11.675    1204.7       1-Mar-01        90
0018280677       20301201       357        50050        50014.48           12.9      549.75       1-Mar-01        65
0018535781       20301201       357       121500        121352.3           10.45    1106.87       1-Mar-01        90
0018341065       20301101       356        87300        87149.18           10.25      782.3       1-Mar-01       89.0816
0018850537       20301201       357       156500       156311.78           10.5     1431.57       1-Mar-01       76.3415
0018646695       20301201       357       111000       110866.47           10.499   1015.28       1-Mar-01       82.2222
0018438937       20301201       357       136500       136379.01           11.9     1393.56       1-Mar-01        75
0018324749       20301201       357       106650       106536.09           11.05    1019.69       1-Apr-01        90
0018735845       20151201       177        88000        87409.14           10.91     995.24       1-Mar-01        80
0018698225       20301201       357       256000        255701.9           10.65    2370.49       1-Mar-01        80
0018740811       20201201       237       220500       219728.68           10.999   2275.83       1-Mar-01        90
0018695775       20301201       357        88400        88262.68           11.136    850.96       1-Mar-01        80
0018763771       20301201       357       103500       103386.41           10.925     979.8       1-Mar-01       88.0851
0018347419       20151201       177        72500        71982.76           10.25     790.22       1-Mar-01       60.4167
0018882217       20301201       357       176000       175802.37           10.825   1652.86       1-Mar-01        80
0018699611       20301201       357        84800        84708.43           10.999    807.51       1-Mar-01        80
0018772384       20301201       357        82500        82291.96           10.25     739.29       1-Mar-01       70.5128
0018726968       20201201       237        67150        66912.01           10.9      688.56       1-Mar-01        85
0018651802       20301201       357        80000        79907.34           10.675    742.28       1-Mar-01        80
0018686295       20301201       357       202000       201699.55            9.5     1698.53       1-Apr-01       79.2157
0018626879       20301201       357        70000        69933.11           11.559    696.36       1-Mar-01       45.1613
0018480327       20301201       357        40000        39952.92           10.6      368.89       1-Mar-01       49.3827
0018486928       20201201       237       192000       191290.04           10.575   1926.58       1-Mar-01        80
0018783613       20301201       357        40050        40006.65           10.99     381.11       1-Apr-01       62.5781
0018687574       20301201       357        84000         83909.3           11        799.96       1-Mar-01       64.1221
0018638155       20151201       177        47000        46654.99           10.775    527.58       1-Mar-01       54.6512
0018556266       20301201       357        82500        82185.84           12.93     908.11       1-Mar-01        75
0018576306       20151201       177        40000         39751.6           11.75     473.66       1-Mar-01       17.7778
0018418988       20151201       177        49500        49190.09           13.654    647.75       1-Feb-01        75
0018554485       20301201       357        82400        82221.77           10.6      759.92       1-Mar-01        80
0018151688       20301201       357        52000        51928.08           12.9      571.17       1-Mar-01        65
0018815605       20301201       357        52500        52440.78           10.799    492.02       1-Mar-01       82.0313
0018661884       20151201       177        44200        43896.71           10.675     493.4       1-Mar-01        85
0018706275       20201201       237        94100        93756.55           10.675    950.57       1-Apr-01       87.9439
0018647446       20151201       177       128000       127161.39           11.175   1468.95       1-Mar-01       84.2105
0018361006       20301201       357       166900       166669.18           10.525   1529.83       1-Mar-01       83.8693
0018837351       20301201       357        48450        48410.24           12.25     507.71       1-Mar-01        85
0018564245       20301201       357       121500        121337.4           10       1066.25       1-Mar-01        90
0018595272       20151201       177        76500        75990.61           11         869.5       1-Mar-01        90
0018611020       20301201       357       103500       103386.41           10.925     979.8       1-Mar-01        90
0018699330       20151201       177        40000        39396.37           10.425    440.31       1-Apr-01       43.4783
0018511154       20301201       357       108000       107878.22           10.8     1012.23       1-Apr-01       74.4828
0018498519       20301201       357       144000       142460.27           10.1     1274.36       1-Mar-01        90
0018459107       20301201       357       113900       113768.09           10.675   1056.82       1-Mar-01        85
0018793810       20301201       357       124000       123850.86           10.5     1134.28       1-Mar-01        80
0018531061       20301201       357        48750        48710.44           12.3      512.74       1-Mar-01        75
0018733576       20301201       357        44000        43845.57           12.8      479.86       1-Mar-01        80
0018676189       20301201       357        90900        90800.79           10.95     862.23       1-Apr-01        90
0018653626       20301201       357        40000         39947.8           10.776    374.18       1-Mar-01       65.5738
0018751370       20301201       357       173000       172755.89            9.75    1486.34       1-Mar-01       75.5459
0018672170       20301201       357        50000        49940.98           10.675    463.93       1-Apr-01       33.3333
0018463299       20301201       357       156000       155727.26            8.75    1227.26       1-Mar-01        78
0018443820       20301201       357       126400       126230.82           10       1109.26       1-Mar-01        80
0018652719       20301201       357       147710       147501.56            9.75    1269.06       1-Mar-01       86.8882
0018354712       20301201       357        58500        58454.61           12.5      624.35       1-Mar-01        75
0018606681       20151201       177        41600        41335.58           11.5      485.97       1-Mar-01        80
0018742130       20301201       357        47600        47554.42           11.55      473.2       1-Mar-01        70
0018592956       20301201       357        49000         48947.1           11        466.64       1-Mar-01       76.5625
0018501015       20301201       357        72800        72714.31           10.6      671.38       1-Feb-01        70
0018216507       20151201       177        40375        40130.68           12.025    485.22       1-Mar-01        85
0018533349       20301101       356        55250        55172.04           11.15     532.44       1-Mar-01        85
0018636548       20301201       357       124650       124526.93           11.41    1225.85       1-Mar-01       82.0066
0018667949       20201201       237        93500        93172.96           11         965.1       1-Mar-01       74.8
0018380766       20201201       237       120000       119538.01           10.455   1194.44       1-Mar-01       84.507
0017508367       20300901       354       238000       235948.29            9.875   2066.67       1-Apr-01        85
0018699306       20301201       357        40100        39899.75           12.15     417.11       1-Apr-01       22.1547
0018669168       20301101       356       167500       167183.56            9.75    1439.09       1-Apr-01       88.1579
0018726380       20151201       177        42700        42459.31           12.775    533.96       1-Mar-01        70
0018597526       20301201       357       108000       107684.68           10.5      987.92       1-Apr-01        90
0018631283       20301201       357        77500        77414.94           10.925    733.67       1-Mar-01        62
0018737247       20151201       177       112500       111752.64           11.025   1280.44       1-Mar-01        90
0018430611       20301201       357        93100        92991.55           10.65     862.09       1-Mar-01        70
0018875609       20301201       357        54000        53936.41           10.6      498.01       1-Mar-01       73.9726
0018495143       20301101       356        56000        55931.25           11.75     565.27       1-Mar-01       43.75
0018850602       20301201       357        43800        43766.02           12.5      467.46       1-Mar-01        60
0018730192       20151201       177       115200        114262.1           10.925   1303.94       1-Mar-01        90
0018596502       20301201       357        45000        44955.45           11.4      442.21       1-Mar-01        75
0018365130       20301101       356       204000       203628.59            9.925   1778.96       1-Mar-01        68
0018835579       20301201       357        99450        99337.27           10.775    930.22       1-Mar-01        85
0018511840       20301201       357        60000        59954.98           12.65     647.35       1-Mar-01        75
0018752113       20301201       357        60000        59938.32           11.225    581.62       1-Mar-01       50.4202
0018811620       20301201       357       111350       111216.79           10.525   1020.65       1-Apr-01        85
0018562454       20301201       357        78100        78011.47           10.775    730.52       1-Mar-01       61.9841
0018920884       20301201       357        78400        78339.84           12.55     839.78       1-Mar-01        80
0018542464       20301101       356        45000         44934.9           11        428.55       1-Feb-01        75
0017878117       20301001       355       233750       233256.67           10.3     2103.34       1-Mar-01        85
0018479295       20301201       357       114375       114255.47           11.15    1102.21       1-Mar-01        75
0018790915       20301201       357        76500        76410.92           10.65     708.37       1-Mar-01        85
0018537779       20301101       356        45500        45432.03           10.85     428.16       1-Mar-01        65
0017726696       20301101       356        51000        50917.84           10.5      466.52       1-Apr-01        85
0018086983       20301101       356        45000        44942.57           11.8      455.96       1-Mar-01       19.5652
0018414375       20301201       357       120750       120631.16           11.425   1188.88       1-Mar-01       73.1818
0018631317       20301201       357        80750        80661.85           10.95     765.96       1-Mar-01        85
0018476002       20301201       357        76800        76724.01           11.4      754.69       1-Mar-01        80
0018452441       20201201       237        49600        49442.92           11.75     537.52       1-Mar-01        80
0018338327       20201201       237       107200       106801.01           10.525   1072.07       1-Apr-01        80
0018933531       20151201       177       138400       137426.45           11.15    1586.12       1-Mar-01        80
0018852251       20301201       357        67200        67133.49           11.4      660.36       1-Mar-01        80
0018865162       20301201       357        74375        74313.97           12.25     779.38       1-Mar-01        85
0018793448       20151201       177        63200        62633.93           10.9      714.37       1-Mar-01        80
0018633396       20301201       357       136800       136635.45           10.5     1251.37       1-Mar-01        90
0018563668       20151201       177       105400       104739.92           11.659   1241.95       1-Mar-01        85
0018417840       20301201       357        80800        80699.02           10.9      763.38       1-Mar-01        80
0018795971       20151201       177        60000        59662.61           12.8      751.27       1-Mar-01        75
0018791368       20201201       237        51350        51173.89           11.15     535.29       1-Mar-01        65
0018641688       20301201       357       263000       262606.84            9.5     2211.45       1-Mar-01       89.1525
0018927947       20301201       357       116000       115885.85           11.425   1142.11       1-Mar-01        80
0018905711       20301201       357       231600        231307.7           10.275   2079.68       1-Mar-01       73.5238
0018748822       20301201       357        40000        39949.22           10.25     358.45       1-Mar-01       24.6914
0018749192       20301201       357       138550       138388.65           10.65    1282.94       1-Mar-01        85
0018675033       20301201       357        83700        83617.62           11.425    824.09       1-Mar-01        90
0018757641       20151201       177        57000        56634.29           11.4      662.25       1-Mar-01        75
0018881334       20301201       357        76000        75907.09           10.425    690.95       1-Mar-01        80
0018460089       20301201       357        65600        65532.78           11.65     657.15       1-Mar-01        80
0018875435       20301201       357        40000        39953.42           10.65     370.39       1-Mar-01       39.2157
0018659102       20301201       357        40125        40086.57           11.55     398.89       1-Mar-01        75
0018239186       20301201       357       171900       171695.81           10.675   1594.98       1-Mar-01        90
0018478552       20301201       357       112000       111848.66           10.35    1011.97       1-Apr-01        80
0018605329       20151201       177        51000        50657.24           10.9      576.47       1-Mar-01        85
0018808923       20201201       237        97750        97414.77           11.15    1018.97       1-Mar-01        85
0018730572       20301201       357       200001       199724.67            9.85    1733.03       1-Mar-01       72.7276
0018771154       20151201       177        58000        57613.77           10.999    659.19       1-Mar-01       65.1685
0018779769       20301201       357        75200        75076.53           10.425    683.68       1-Mar-01        80
0018752709       20301201       357        80750        80651.58           11.25      784.3       1-Mar-01        85
0018881631       20201201       237       124000       123553.29           10.775   1260.99       1-Mar-01        80
0018814996       20151201       177        51120        50779.61           11        581.03       1-Apr-01        80
0018829242       20151201       177        80000        79429.24           10.25     871.97       1-Mar-01       60.6061
0018756270       20301201       357        56250        56201.22           12         578.6       1-Mar-01        75
0018795856       20301201       357        64800        64746.84           12.25     679.04       1-Mar-01        80
0018827402       20301201       357        96450        96340.67           10.775    902.16       1-Apr-01       71.4444
0018800995       20301201       357        40000        39955.62           10.875    377.16       1-Mar-01        80
0018804088       20301201       357       204000       203718.16            9.85    1767.68       1-Mar-01        85
0018796755       20301201       357       325000       324516.61            9.5     2732.78       1-Mar-01        65
0018798215       20301201       357        51500        51451.74           11.65     515.91       1-Mar-01       66.0256
0017325762       20150901       174        42000        41482.74           12        504.08       1-Mar-01        75
0017385105       20300901       354       600000       598373.87           10       5265.43       1-Mar-01        75
0017420522       20150901       174        80000        78791.31           10.75     896.76       1-Apr-01       42.1053
0017469743       20150901       174        53950        53082.92           11.775    639.71       1-Mar-01        65
0017473695       20200901       234        50000        49656.01           11.25     524.63       1-Mar-01       79.3651
0017486366       20150901       174        72000        71103.03           11.875    858.34       1-Mar-01        80
0017547894       20200901       234        45000        44680.68           11.252    472.23       1-Mar-01       47.3684
0017633934       20151001       175        51750        51312.35           13.99     688.83       1-Mar-01        75
0017636432       20300901       354        48000        47906.71           11.55     477.18       1-Mar-01        75
0017644279       20150901       174        50000        49303.03           10.65     557.36       1-Mar-01       57.4713
0017651597       20300901       354        48025        47911.65           10.65      444.7       1-Apr-01        85
0017682394       20300901       354        70400         70246.7           11.025    671.77       1-Mar-01        80
0017688219       20150901       174       104000       102564.56           10.759   1166.38       1-Mar-01        80
0017706037       20201001       235        40000        39660.68           11.175    417.65       1-Apr-01       72.7273
0017717208       20150901       174        87600        86444.88           11.259   1009.96       1-Mar-01       67.907
0017718214       20301001       355        76000        75849.52           10.6       700.9       1-Mar-01        80
0017726746       20300901       354       178500       178071.88           10.575   1642.83       1-Mar-01        75
0017740283       20300901       354       105000       104815.08           11.999   1079.97       1-Mar-01        75
0017740440       20300901       354        71500        71390.42           12.759    777.49       1-Mar-01        65
0017745365       20150901       174        50000         48843.5           11.55     585.69       1-Mar-01       33.3333
0017745910       20150901       174        44000        43135.53           11.525    514.71       1-Mar-01       61.1111
0017748088       20150901       174        50000        49167.55           11.025    569.09       1-Mar-01        80
0017757659       20300901       354        64800        64665.82           11.259    629.83       1-Mar-01        80
0017760737       20300901       354       593000       591214.87            9.5     4986.27       1-Mar-01       79.0667
0017764143       20150901       174       120600       118895.89           10.5     1333.12       1-Mar-01        90
0017769472       20200901       234        53000        52679.95           12.25     592.84       1-Mar-01       44.1667
0017777954       20300901       354        65600        65484.52           12        674.77       1-Mar-01        80
0017784828       20300901       354       527000       525729.28           10.55    4840.39       1-Mar-01        85
0017791518       20200901       234        65175        64744.84           11.55      697.3       1-Mar-01        75
0017792136       20201001       235        50000        49726.32           11.55     534.94       1-Feb-01       55.5556
0017794157       20300901       354        56800        56664.45           10.6      523.83       1-Mar-01        80
0017799404       20300901       354        48000        47886.14           10.629    443.72       1-Mar-01        80
0017807850       20151001       175        86500        85508.13           11.425   1006.37       1-Mar-01       79.7235
0017809377       20301001       355        45600        45342.96           10.8      427.39       1-Mar-01        80
0017825167       20200901       234        62250        61844.45           11.649    670.26       1-Mar-01        75
0018711820       20301201       357        75000        74904.84           10.25     672.08       1-Mar-01       83.3333
0017827122       20200901       234        56000        55604.13           11.025    578.98       1-Mar-01       65.8824
0017827130       20200901       234        80000        79489.03           11.799    869.69       1-Mar-01       53.3333
0017850058       20300901       354        71800        71642.83           11        683.77       1-Mar-01       62.9825
0017850587       20150901       174        41000         40425.9           10.6      455.76       1-Mar-01       53.2468
0017850827       20301001       355        69000        68863.56           11.775    697.82       1-Mar-01        75
0017859729       20151001       175        46500        46004.92           11.55     544.69       1-Mar-01        75
0017870429       20300901       354       105000       104815.14           12       1080.05       1-Mar-01        70
0017886862       20300901       354        50000        49885.67           10.8      468.63       1-Apr-01        80
0017895541       20150901       174        43000        41049.18           10.875    485.37       1-Mar-01       76.7857
0017897596       20300901       354        70200         70063.6           11.55     697.87       1-Feb-01        72
0017902453       20301001       355        46800        46726.62           11.675    469.72       1-Feb-01        65
0017906389       20300901       354       117000       116746.56           11.05    1118.65       1-Mar-01        78
0017907387       20300901       354        67900        67751.35           11        646.63       1-Mar-01       60.0885
0017912510       20151101       176        86000        85191.44           10.425    946.65       1-Apr-01       61.8705
0017914540       20300901       354       110400       110146.33           10.775   1032.64       1-Mar-01        80
0017915117       20301101       356        40800        40701.52           10.25     365.61       1-Mar-01        85
0017921362       20201001       235        40000        39787.47           11.775    434.18       1-Mar-01        80
0017924218       20151001       175        51120        50588.16           11.8      606.97       1-Mar-01        80
0017925314       20301001       355        40000        39513.71           11.525    396.88       1-Apr-01       59.9296
0017930124       20151001       175        72000        71227.84           11.525    842.25       1-Mar-01        80
0017936394       20300901       354       180000       179485.78            9.75    1546.48       1-Mar-01        60
0017956251       20301001       355       114400       114116.08           10.75    1067.91       1-Mar-01        65
0017960873       20301101       356       178500       178221.59           10.65    1652.87       1-Mar-01        85
0017968249       20150901       174       100100        98606.49           10       1075.68       1-Mar-01       88.9778
0017974338       20300901       354       122000       121708.86           10.599   1125.03       1-Mar-01        80
0017981283       20201101       236       117000       116407.24           10.399   1160.18       1-Mar-01       71.7791
0017982968       20301001       355        84800        84659.58           11.425    834.92       1-Mar-01        80
0017987751       20151101       176        70000        69349.32           10.55     775.96       1-Mar-01        70
0017988833       20301001       355        63000        62879.91           10.775    589.28       1-Mar-01        70
0018012088       20301001       355        56700        56611.19           11.68      569.3       1-Apr-01        70
0018033522       20201101       236        71400        70790.55           10.425    709.25       1-Apr-01        85
0018035279       20300901       354        49000        48891.97           11.8      496.49       1-Apr-01       61.25
0018043620       20301001       355        97600        97455.92           11.95    1000.18       1-Feb-01        80
0018055467       20301101       356       100449       100318.65           11.55     998.58       1-Mar-01       86.594
0018060673       20151101       176        41250        40943.32           12.959    520.81       1-Mar-01        75
0018062885       20301101       356        20000        19968.46           10.6      184.45       1-Mar-01       40.8163
0018063420       20201001       235       126250       125478.83           10.775   1283.87       1-Mar-01       79.4025
0018065995       20301001       355       172800       172390.29            9.75    1484.62       1-Mar-01        90
0018676320       20301201       357        59400        59173.83           10.675    551.15       1-Mar-01        90
0018067017       20301001       355        56000         55893.2           10.775    523.81       1-Mar-01        80
0018069518       20151001       175        71200        70215.92           10.85     802.57       1-Mar-01        80
0018069641       20151001       175        40800        40374.58           11.775    483.78       1-Mar-01        80
0018079012       20301101       356        51000        50934.56           11.55        507       1-Mar-01        75
0018083121       20301001       355       117000       116811.49           11.55    1163.11       1-Mar-01        90
0018083394       20301001       355        88800        88610.59           10.25     795.74       1-Mar-01        80
0018084178       20301101       356       180000       179572.49            8.65    1403.23       1-Mar-01       64.7482
0018084368       20301101       356       111500       111314.52           10.35    1007.46       1-Apr-01       70.5696
0018097030       20201001       235       149600       148778.48           11.525   1597.96       1-Mar-01        80
0018105452       20301001       355       225000       224478.16            9.855   1950.48       1-Mar-01       84.9057
0018107680       20301101       356        78300        78166.07           10.25     701.65       1-Mar-01        90
0018114603       20301001       355        40500        40446.15           12.425    429.89       1-Mar-01        75
0018119917       20301001       355        62250        62169.09           12.525    665.58       1-Mar-01        75
0018121673       20301001       355       495000       494153.18           11.275   4817.15       1-Mar-01       82.5
0018125963       20301101       356       216000       215569.93            9.5     1816.25       1-Mar-01        80
0018131003       20201001       235        56400         56064.8           11        582.16       1-Feb-01        80
0018132035       20301101       356        76500        76342.79           10.6      705.51       1-Mar-01        85
0018133892       20301001       355       238400       237831.67           10       2092.14       1-Mar-01        80
0018134031       20201001       235        65250        64811.28           10.999    673.46       1-Mar-01        75
0018134478       20201101       236        68800        68517.23           11.99     757.07       1-Mar-01        80
0018137760       20201001       235        52800        52524.98           11.925    578.62       1-Mar-01        80
0018139154       20301001       355        95200        95011.57           10.6      877.96       1-Mar-01        85
0018142612       20301101       356       272000       271504.82            9.925   2371.94       1-Mar-01        80
0018144634       20301001       355        73600        72784.22           10.25     659.54       1-Mar-01        80
0018148668       20301101       356        56000        55922.04           11.175    540.72       1-Mar-01       82.3529
0018151191       20301101       356        45200        45123.19           10.25     405.04       1-Mar-01       71.746
0018157545       20201001       235        48000        47744.94           11.775    521.02       1-Mar-01       68.5714
0018161190       20201101       236        99000        98498.32           10.6      995.06       1-Mar-01        90
0018162222       20151001       175       136800       135271.42           11.05    1559.17       1-Mar-01        90
0018162602       20301001       355       107100       106896.07           10.8     1003.79       1-Mar-01        85
0018165068       20301001       355        88500        88324.84           10.6      816.17       1-Mar-01       79.7297
0018167163       20301001       355        78750        78629.22           11.775    796.42       1-Mar-01        75
0018172866       20301101       356        40000        39938.91           10.75      373.4       1-Mar-01       62.9921
0018174359       20201101       236        48000        47824.85           12.875    558.09       1-Mar-01        80
0018174870       20301101       356       224000       223585.69            9.85    1940.98       1-Mar-01        80
0018481549       20301201       357       188000       187770.22           10.425   1709.18       1-Mar-01        80
0018182568       20201001       235        57510        57138.38           11.3       605.4       1-Mar-01       76.68
0018189910       20301001       355       148000       147783.49           11.99    1521.21       1-Feb-01        80
0018196857       20301101       356        71600        71523.67           12.389       758       1-Mar-01       69.8537
0018197806       20301001       355        70000        69865.38           10.77     654.49       1-Mar-01       65.4206
0018198184       20151001       175        64000        63232.49           10.25     697.57       1-Mar-01       51.2
0018200790       20301001       355        40000        39361.59           11.55     397.65       1-Mar-01       57.971
0018200873       20201001       235        49500        49257.18           12.374       558       1-Mar-01        75
0018200980       20301001       355        45000        44833.77           12.259    471.87       1-Feb-01        60
0018201624       20301101       356       161500       160998.04           10.775   1510.61       1-Apr-01        85
0018202002       20301001       355        76000        75884.06           11.8      770.07       1-Mar-01        76
0018202812       20151101       176        93000        92146.77           11.15    1065.82       1-Mar-01        60
0018204685       20301001       355       248000       247539.71           10.899   2342.86       1-Mar-01       72.9412
0018206052       20301101       356        44800        44735.56           11.025    427.49       1-Mar-01        80
0018207753       20301101       356        43000        42937.13           10.95     407.88       1-Mar-01       64.1791
0018214957       20301101       356       115000        114825.4           10.775   1075.67       1-Mar-01       74.1935
0018215319       20301101       356        87300        87162.35           10.6      805.11       1-Mar-01        90
0018215889       20301101       356        51200        51112.98           10.25     458.81       1-Mar-01       73.1429
0018219501       20301001       355        78300        78134.76           10.3      704.56       1-Mar-01        90
0018221408       20201001       235        58400        58038.01           10.599    586.95       1-Mar-01        80
0018224436       20151001       175        32000        31663.22           11.675    377.39       1-Mar-01       35.9551
0018225235       20301001       355        71250        71135.16           11.55     708.31       1-Mar-01        75
0018227223       20301001       355       184800       184228.52           11.525   1833.59       1-Mar-01        80
0018227272       20151001       175        40500        40114.55           12.75     505.78       1-Mar-01       42.1875
0018560409       20301201       357       104200       104085.27           10.91     985.25       1-Mar-01       83.36
0018230482       20301001       355        40000        39920.84           10.6      368.89       1-Mar-01       71.4286
0018231506       20201101       236        41500        41308.72           11.125     431.9       1-Feb-01       72.807
0018236398       20301001       355        55250        55149.68           11        526.16       1-Mar-01        85
0018237099       20201101       236        50500        50274.05           11.35     533.34       1-Apr-01       45.9091
0018237842       20301001       355       108000       107788.47           10.65    1000.06       1-Mar-01        80
0018238808       20301101       356        55000        54366.76           11.55     546.76       1-Apr-01       52.381
0018243105       20301001       355        70000        69896.08           11.925       716       1-Feb-01       35.8974
0018243345       20301101       356       216000       215652.11           10.5     1975.84       1-Mar-01        80
0018250274       20301101       356        72000        71877.64           10.25      645.2       1-Mar-01        80
0018252742       20301101       356        66630        66528.81           10.775    623.24       1-Apr-01       84.3418
0018252775       20201101       236        89250        88823.58           10.85     912.14       1-Mar-01        85
0018254961       20301001       355        60000        59891.63           11.025    572.53       1-Mar-01       61.8557
0018256040       20301101       356        67150           67068           11.775    679.11       1-Apr-01        85
0018258491       20301101       356        55600        55505.51           10.25     498.24       1-Mar-01       77.2222
0018259408       20151101       176       157500       155967.81           10.05    1697.33       1-Mar-01        90
0018261107       20301001       355        71200        71078.83           11.3      694.25       1-Mar-01        80
0018263210       20151001       175        58400         57716.9           10.525    646.46       1-Mar-01        80
0018263830       20301001       355        69700        69456.98           12.025    718.29       1-Apr-01        85
0018272864       20301101       356       104200       104069.95           11.675   1045.82       1-Feb-01       63.1515
0018278531       20301101       356        56800        56711.39           10.65     525.96       1-Mar-01        80
0018280768       20151101       176        41600        41270.76           13.05     527.72       1-Mar-01        65
0018285940       20301101       356        40000        39448.95           11.775    404.54       1-Mar-01       64.5161
0018287177       20301101       356        41250        41195.72           11.8      417.97       1-Mar-01        75
0018287888       20301101       356       120150       119670.34           10.99    1143.31       1-Mar-01        90
0018288670       20301101       356        58000           57912           10.779    542.69       1-Mar-01       69.0476
0018291484       20301101       356        68000        67894.64           10.775    636.05       1-Mar-01        85
0018292383       20301101       356        97500        97390.42           12.15    1014.17       1-Mar-01        75
0018292805       20301001       355       140250       139963.32           10.45    1277.69       1-Mar-01        85
0018292847       20301101       356        55000        54851.03            9        442.55       1-Mar-01       53.3981
0018292961       20301001       355        80000        79871.09           11.55     795.29       1-Mar-01       61.5385
0018294397       20151101       176        41000        40618.89           10.55     454.49       1-Apr-01       45.0549
0018296459       20151001       175       109000       107482.09           11.55     1276.8       1-Mar-01       79.562
0018296814       20201101       236        55300        55019.75           10.4       548.4       1-Mar-01       72.7632
0018297309       20301001       355       108000       107781.32           10.75    1008.16       1-Mar-01        80
0018297747       20301101       356        46750        46682.36           11        445.22       1-Mar-01        85
0018298125       20201101       236       114375       113791.84           10.35     1130.4       1-Mar-01        75
0018298976       20301101       356        83500         83363.7           11.55     830.09       1-Apr-01       59.6429
0018301366       20151101       176        51000        50620.13           12.925    642.76       1-Apr-01        75
0018302869       20151101       176        68000        67393.44           10.999    772.85       1-Apr-01        80
0018303313       20301101       356        41000         40940.1           11.55     407.59       1-Apr-01       68.3333
0018304295       20301001       355        63000        62690.69           11.55     626.29       1-Mar-01       57.2727
0018310532       20301101       356        67500        67395.29           10.675     626.3       1-Mar-01        90
0018313445       20151101       176       131000       129681.47           10.675   1462.32       1-Apr-01       79.878
0018314062       20301101       356       112000       111817.83           10.455   1020.75       1-Mar-01       77.2414
0018314773       20301101       356        81600        81481.98           11         777.1       1-Mar-01        85
0018315325       20301101       356        51000        50910.97           10.3      458.91       1-Apr-01        85
0018318121       20301101       356        40000           39932           10.25     358.45       1-Mar-01       57.1429
0018320507       20301101       356        63750        63653.71           10.8       597.5       1-Apr-01        85
0018321687       20301101       356        51000        50807.96           10.65     472.25       1-Apr-01        51
0018322867       20151101       176        40000        39671.84           11.9       477.5       1-Mar-01       65.5738
0018325191       20301101       356       175500       175168.46            9.75    1507.82       1-Mar-01        90
0018325829       20301101       356       108900       108735.55           10.8     1020.66       1-Mar-01        90
0018329375       20301101       356       104550       104341.48           11.15    1007.53       1-Mar-01        85
0018330498       20151101       176        40000        39670.28           11.85     476.22       1-Mar-01       37.037
0018336560       20301101       356        54400        54329.45           11.5      538.72       1-Apr-01        85
0018337709       20301101       356       129200       128988.52           10.425   1174.61       1-Mar-01        85
0018343954       20151101       176       100010        98892.45            8.5      984.84       1-Mar-01       42.021
0018346742       20301101       356        82400        82287.15           11.25     800.32       1-Mar-01        80
0018347179       20301101       356        47500        47431.15           10.99        452       1-Feb-01       69.8529
0018347674       20301101       356        97425        97300.04           11.55     968.51       1-Mar-01        75
0018356287       20301101       356        97750        97627.31           11.65     979.22       1-Mar-01        85
0018356501       20301101       356        93600        93468.26           11.125    900.23       1-Mar-01       66.8571
0018356535       20301101       356        59400        59340.59           12.675    642.03       1-Mar-01        60
0018357624       20301101       356       115200       115020.22           10.675   1068.89       1-Mar-01        90
0018359083       20301101       356       110000       109668.02           10.925   1041.33       1-Mar-01       81.4815
0018359315       20301101       356       100100         99942.2           10.6      923.15       1-Mar-01       44.4889
0018362632       20151101       176        96900        96082.44           11.6     1138.15       1-Mar-01        85
0018363036       20301101       356        45600        45540.84           11.5      451.58       1-Mar-01        80
0018364067       20201101       236        45000        44769.05           10.3      443.25       1-May-01       39.1304
0018370056       20301101       356        81000        80874.35           10.675    751.56       1-Mar-01        90
0018370437       20201101       236        46000        45743.57           11        474.81       1-Mar-01        80
0018371831       20301101       356        41600        41539.68           10.99     395.86       1-Mar-01        80
0018372524       20151101       176       108500        107479.9           10.425   1194.32       1-Mar-01       72.3333
0018373407       20151101       176        38000        37690.85           11.99     455.82       1-Mar-01        80
0018373969       20301101       356        59500        59416.77           11.155    573.62       1-Mar-01        85
0018378083       20301101       356        54000         53911.6           10.425    490.94       1-Mar-01       64.2857
0018378836       20301101       356       154950       154421.84            9.25    1274.74       1-Apr-01       58.9163
0018380071       20301101       356        50000        49894.86           10.85     470.51       1-Mar-01       41.3223
0018383299       20301101       356       112000       111825.33           10.65    1037.09       1-Mar-01        80
0018384404       20301101       356        48000        47918.44           10.25     430.13       1-Mar-01       71.6418
0018385708       20301101       356        80000        79875.23           10.65     740.78       1-Mar-01       37.9147
0018386359       20301101       356        96500        96294.34            9.175    788.65       1-Mar-01       79.0984
0018387795       20301101       356        96300        96152.98           10.75     898.95       1-Mar-01        90
0018388249       20301101       356       100001        99834.66           10.35     903.56       1-Mar-01       74.6276
0018388900       20201101       236        82450        82042.87           11.175    860.89       1-Mar-01        85
0018389486       20301101       356        95200        95052.12           10.669    882.89       1-Mar-01        85
0018390310       20301101       356        51000        50854.94           11.4      501.17       1-Mar-01        85
0018391698       20301101       356       126000       125793.76           10.425   1145.52       1-Mar-01        90
0018396556       20301101       356       139500       139267.97           10.35    1260.45       1-Apr-01        90
0018397364       20301101       356        78300        78181.13           10.775    732.39       1-Mar-01        90
0018399634       20301101       356        81750        81647.96           11.675     820.5       1-Mar-01        75
0018399840       20301101       356        56000         55915.4           10.799    524.82       1-Mar-01        80
0018400226       20301101       356       104000       103758.08           11.175    1004.2       1-Mar-01        80
0018401190       20301101       356       113050       112859.96           10.3     1017.25       1-Apr-01        85
0018401521       20301101       356        45000        44933.86           10.925       426       1-Apr-01       39.823
0018401786       20201101       236       116000       115468.88           11.175   1211.19       1-Mar-01        80
0018402800       20301101       356       125000       124830.63           11.3     1218.83       1-Feb-01       69.8324
0018404178       20201101       236        94500        94113.39           12.025   1042.18       1-Mar-01        75
0018404319       20301101       356       110000       109818.09           10.377    996.12       1-Mar-01       74.8299
0018405019       20201101       236        60000        59710.49           10.775    610.16       1-Mar-01       18.75
0018405209       20301101       356        92500        92344.49           10.3      832.34       1-Mar-01       66.0714
0018410795       20201101       236        68000        67681.21           10.995    701.66       1-Mar-01        80
0018412346       20151101       176        84000         83226.3           10.65     936.37       1-Apr-01        80
0018412551       20301101       356        61400        61295.67           10.25     550.21       1-Mar-01       76.75
0018415687       20301101       356        80000        79883.05           10.95     758.84       1-Mar-01        80
0018417683       20151101       176        50000        49576.17           11.55     585.69       1-May-01       64.5161
0018418053       20151101       176        41250        40900.31           11.55      483.2       1-Mar-01        75
0018418889       20301101       356        85600        85487.13           11.425     842.8       1-Mar-01       67.9365
0018420802       20301101       356        79100        78965.85           10.259    709.35       1-Mar-01       87.8889
0018422543       20151101       176        60000        59556.25           13        759.15       1-Mar-01       56.0748
0018423624       20301101       356        45000        44935.26           11.025     429.4       1-Mar-01       40.1786
0018425967       20301101       356        48750         48586.7           11.675    489.29       1-Mar-01        65
0018426668       20301101       356        42000        41951.17           11.999    431.99       1-Mar-01       72.4138
0018427278       20301101       356       120000       119826.47           11       1142.79       1-Mar-01        80
0018428847       20301101       356       164000       163795.29           11.675   1646.02       1-Mar-01        80
0018429597       20301101       356        67425        67318.72           10.6      621.81       1-Mar-01       89.9
0018429761       20301101       356        46500        46433.48           11.05     444.59       1-Mar-01       84.5455
0018432369       20301101       356        78500        78382.82           10.853    738.87       1-Mar-01       68.8596
0018434175       20301101       356       120000       119792.83           10.175   1068.64       1-Mar-01        75
0018435925       20301101       356       193500       193230.63           11.175   1868.38       1-Mar-01        90
0018723791       20301201       357       122300       122115.16           10.65    1132.47       1-Mar-01       84.3448
0018437681       20301101       356        60400        60025.97           11.252    586.74       1-Apr-01        80
0018439349       20201101       236        70000        69654.46           10.6      703.58       1-Mar-01       78.6517
0018440925       20201101       236        40000        38795.49           10.675    404.07       1-May-01        32
0018441931       20301101       356        61500         61421.1           11.55     611.38       1-Apr-01        75
0018443275       20301101       356       224400       224068.32           10.899   2119.91       1-Mar-01        85
0018446542       20301101       356        60000        59914.16           11.15     578.21       1-Mar-01       73.1707
0018448936       20151101       176       157300       155787.02           10.175   1707.24       1-Mar-01       83.2275
0018451948       20301101       356       151000       150714.73            9.75    1297.33       1-Apr-01       79.4737
0018457010       20301101       356        60750         60654.2           10.6      560.26       1-Mar-01        75
0018465690       20301101       356        52800        52730.29           11.525    523.89       1-Mar-01        80
0018467456       20301101       356       135000       134432.51           10.675    1252.6       1-Mar-01       76.9231
0018472506       20201101       236        46750        46543.43           11.5      498.56       1-Mar-01        85
0018472977       20301101       356       119000       118834.51           11.18    1149.48       1-Mar-01        85
0018478735       20301101       356       104600       104437.75           10.675    970.53       1-Apr-01       89.4017
0018479253       20201101       236        54000        53739.47           10.775    549.14       1-Mar-01       83.0769
0018484246       20301101       356        56000        55917.76           10.99     532.88       1-Mar-01       81.7518
0018491423       20301101       356        45000         44941.6           11.5      445.64       1-Mar-01        75
0018492074       20201101       236        63750        63457.01           11.15     664.55       1-Mar-01        75
0018496901       20301101       356        46000        45924.29           10.4      417.35       1-Mar-01       63.0137
0018501056       20151101       176        43400        43047.23           12        520.88       1-Mar-01        70
0018505263       20301101       356       168000       167716.05           10.275   1508.58       1-Mar-01        60
0018505982       20301101       356        48750        48687.46           11.55     484.63       1-Mar-01        65
0018515270       20301101       356       195500       195212.64           10.925   1850.73       1-Mar-01        85
0018522946       20301101       356        92650        92527.17           11.4      910.45       1-Mar-01        85
0018528349       20301101       356       140000       139793.54           10.925   1325.33       1-Mar-01       84.8485
0018529974       20301101       356        52500        52438.29           11.95     538.01       1-Mar-01        70
0018541748       20301101       356       500000       499035.63           10.275   4489.81       1-Mar-01       83.3333
0018543306       20151101       176        67000        66370.06           10.425    737.51       1-Mar-01       62.6168
0018549907       20301101       356        54000        53916.23           10.675    501.04       1-Mar-01        90
0018551887       20301101       356        51850        51769.12           10.65     480.12       1-Mar-01        85
0018553602       20201101       236        43000        42812.62           11.55     460.05       1-Mar-01       61.4286
0018618496       20201101       236        50250        50014.34           11        518.68       1-Mar-01        67
0017791666       20151101       176        64000        62270.63           10.3      699.55       1-Mar-01        64
0017818022       20301101       356        45000        44970.58           14.55     552.85       1-Mar-01        60
0017913088       20301101       356        46000        45927.11           10.6      424.23       1-Mar-01       66.6667
0017975384       20301001       355        71250        71166.13           12.99     787.62       1-Mar-01        75
0018034934       20201101       236        94000        93602.41           11.775   1020.32       1-Mar-01       65.7343
0018036582       20301101       356       113150       112961.82           10.35    1022.36       1-Mar-01       75.9396
0018040717       20201001       235        56000        55603.87           11        578.03       1-Mar-01       77.7778
0018071530       20301101       356        48100        48034.12           11.25     467.18       1-Mar-01        65
0018106757       20301101       356        63000        62909.86           11.05     602.35       1-Mar-01        70
0018116517       20301101       356        55500        55432.14           11.77     561.08       1-Mar-01        75
0018137323       20301101       356       112068       111867.19           10        983.48       1-Mar-01       58.6743
0018137919       20151101       176        70000        69170.12           11        795.62       1-Mar-01        70
0018139576       20151101       176        69000        68438.64           11.99     827.68       1-Apr-01        75
0018145375       20301101       356        59500         59416.7           11.15     573.39       1-Mar-01        85
0018149062       20301101       356       119000        118805.2           10.425   1081.88       1-Mar-01        85
0018154468       20301101       356        44000        43931.38           10.65     407.43       1-Mar-01        80
0018161240       20301101       356       121550       121347.84           10.35    1098.26       1-Mar-01        85
0018164434       20301101       356       200000       199681.31           10.55    1836.96       1-Mar-01        80
0018167791       20301101       356        43000        42909.76            9.25     353.76       1-Mar-01       37.3913
0018172627       20301101       356        54400        54335.48           12        559.57       1-Mar-01        80
0018196501       20301101       356       127500       127327.24           11.3     1243.21       1-Mar-01        75
0018196949       20301101       356        51000        50924.62           10.9      481.84       1-Mar-01        85
0018199612       20301101       356        50000         49394.3           10.65     462.99       1-Mar-01       74.6269
0018205567       20301101       356        72675        72564.43           10.775    679.78       1-Apr-01        85
0018211300       20301101       356       194000        193748.4           11.5     1921.17       1-Jan-01        80
0018215038       20301101       356       114750       114571.02           10.65    1062.56       1-Mar-01        85
0018224865       20301101       356        72000        71884.01           10.5      658.62       1-Mar-01        90
0018227330       20301101       356        99000        98810.37           10.25     887.15       1-Mar-01        90
0018228148       20151101       176       108750       107857.79           11.9      1298.2       1-Mar-01        75
0018229807       20301101       356       332000       331296.88           10.675   3080.46       1-Mar-01        80
0018233775       20201101       236       110500       109936.96           10.355   1092.47       1-Mar-01        85
0018241943       20301101       356        62975        62907.28           12.35     664.79       1-Jan-01        55
0018242008       20301101       356        58875        58783.27           10.655    545.39       1-Mar-01        75
0018245225       20301101       356       106000       105847.54           11.025   1011.47       1-Mar-01        80
0018247312       20151101       176        40000        39675.61           12.025    480.72       1-Mar-01        80
0018248450       20301101       356        51000        50924.62           10.9      481.84       1-Mar-01        85
0019263045       20310101       358        50000         49969.6           11.75     504.71       1-Mar-01       58.8235
0019012343       20310201       359        72000        71978.41           11.789    728.93       1-Apr-01        80
0019306083       20160201       179        46725        46629.67           11.8      554.79       1-Apr-01       52.5
0019212216       20310101       358       170000       169900.03           11.9     1735.57       1-Mar-01        85
0019139583       20160201       179        50000        49898.95           11.9      596.88       1-Mar-01        50
0019162122       20160101       178        42250        41876.41           11.9      504.36       1-Mar-01        65
0019290642       20310201       359        40000        39988.36           11.925    409.14       1-Mar-01       28.169
0019308055       20160201       179        56000         55887.1           11.925     669.4       1-Mar-01        80
0019262971       20310101       358        50000        49970.91           11.95     512.39       1-Mar-01       58.8235
0019072123       20210201       239        57750        57691.61           11.999    635.84       1-Mar-01        75
0019298132       20310201       359        44000        43987.82           12.15     457.68       1-Mar-01       59.4595
0018780049       20310201       359       100800        100772.1           12.15     1048.5       1-Mar-01        80
0019059237       20210201       239        51800        51649.54           12.275    580.33       1-Apr-01       78.4848
0019263409       20310201       359        60000        59984.81           12.55     642.69       1-Mar-01       70.5882
0019223338       20210101       238        62500        62394.98           13.399    750.08       1-Feb-01        50
0018769919       20310101       358       482000       481471.45            9       3878.29       1-Mar-01       75.9055
0019170208       20310101       358       170000        169739.9            9.75    1460.57       1-Mar-01        68
0019229988       20310101       358       152750       152610.62            9.875   1326.41       1-Mar-01       44.2754
0019384163       20160201       179       304000       303266.46            9.999   3266.62       1-Mar-01       66.087
0019373844       20310201       359       137400       137339.21           10       1205.79       1-Mar-01       58.4681
0019196963       20310101       358       148000       147868.31           10       1298.81       1-Mar-01        80
0019200096       20310101       358       267750       267520.83           10.175    2384.4       1-Mar-01        85
0019301696       20310201       359        43000        42981.96           10.25     385.33       1-Apr-01       55.8442
0019335165       20310201       359        58100        58076.53           10.425    528.21       1-Mar-01       74.4872
0019110592       20210101       238       300000        299251.6           10.45    2985.08       1-Apr-01       66.6667
0019046796       20310201       359       108750       108706.77           10.499     994.7       1-Mar-01        75
0019217801       20160101       178        81000        80625.07           10.499    895.33       1-Mar-01        90
0019244318       20310101       358       215000       214829.29           10.525   1970.71       1-Mar-01       79.9257
0019197185       20210201       239       142000       141784.25           10.65    1432.04       1-Apr-01       78.022
0019390822       20210201       239        85300        85197.14           10.675    861.67       1-Mar-01       76.1607
0019227354       20310201       359        53000        52980.78           10.925    501.74       1-Mar-01       81.5385
0019300318       20160201       179       134400       134046.97           11.15    1540.27       1-Apr-01        80
0019269539       20310201       359        73000         72974.8           11.15     703.49       1-Apr-01       83.908
0019109917       20210201       239       155000       154826.78           11.25    1626.35       1-Mar-01       83.7838
0019052984       20160201       179        55500         55382.7           11.425    645.71       1-Mar-01        75
0019326602       20310201       359       170250       170197.07           11.625   1702.23       1-Mar-01        75
0019282508       20210201       239        43001        42955.44           11.65     463.03       1-Mar-01       43.8786
0019009216       20310201       359        89800        89773.13           11.8       909.9       1-Mar-01       59.8667
0018764621       20160101       178        65000        64756.68           12.759    812.13       1-Mar-01       59.0909
0019215748       20160101       178       100001        99493.87            9.5     1044.24       1-Apr-01       59.8808
0019199066       20160101       178       130000        129283.4           10.125   1406.95       1-Mar-01       57.0175
0019009778       20210101       238       112500          112107           10.175   1098.73       1-Mar-01       58.5938
0019320704       20310201       359        90900        90861.88           10.25     814.56       1-Mar-01        90
0019247725       20160201       179        60000        59858.52           10.25     653.98       1-Apr-01       52.1739
0019062736       20210101       238       150200       149820.38           10.35    1484.47       1-Mar-01       83.4444
0019243492       20310201       359        45500        45403.81           10.65     421.32       1-Apr-01       37.9167
0019227818       20210101       238        78000        77710.16           10.675    787.93       1-Mar-01       84.7826
0019091313       20210101       238       183300        182863.2           10.8     1867.12       1-Mar-01       69.9618
0018263517       20301101       356        69000        68898.58           10.925     653.2       1-Mar-01        75
0018266999       20201101       236        49700        49461.75           10.825     507.1       1-Mar-01        70
0018276006       20301101       356        80000        79864.05           10.25     716.89       1-Mar-01        80
0018280685       20151101       176        50150        49714.98           11.65     590.64       1-Mar-01        85
0018281246       20301101       356        82400        82274.24           10.75     769.19       1-Mar-01        80
0018283762       20301101       356       110625       110476.74           11.35    1082.87       1-Mar-01        75
0018284703       20301101       356        75000        74900.55           11.4      737.01       1-Mar-01        75
0018286302       20151101       176        42000        41625.05           10.99     477.11       1-Mar-01        80
0018289520       20301101       356        76000        75882.08           10.675    705.17       1-Mar-01        80
0018291617       20151101       176        49000        48637.27           12.99     619.65       1-Mar-01        70
0018294850       20151101       176        45000        44579.32           11.8       534.3       1-Mar-01        60
0018300475       20151101       176        42000        41625.37           11        477.38       1-Apr-01        50
0018306365       20301101       356        51200        51119.02           10.75     477.95       1-Mar-01        80
0018307553       20301101       356        59500        59413.94           11        566.64       1-Mar-01        85
0018307900       20301101       356       499000       498200.63           10.525   4573.88       1-Mar-01       68.8276
0018311951       20301101       356       113600        113446.1           11.3     1107.67       1-Jan-01        80
0018312298       20301101       356        55700         55632.5           11.81     564.81       1-Mar-01       69.625
0018313031       20151101       176        52500        52038.18           11.15     601.67       1-Apr-01       67.3077
0018316885       20301101       356       175000       174780.38           11.65    1753.07       1-Mar-01        70
0018322818       20151101       176       104800       103843.54           10.75    1174.76       1-Mar-01        80
0018323618       20301101       356        49400        49336.63           11.55     491.09       1-Mar-01        65
0018324723       20201101       236        36750        36589.87           11.55     393.18       1-Mar-01        75
0018324947       20301101       356       175000       174780.38           11.65    1753.07       1-Mar-01        70
0018325845       20301101       356       104000       103842.09           10.775    972.78       1-Apr-01        80
0018326496       20151101       176       101100       100189.95           10.9     1142.76       1-Mar-01       50.4743
0018329847       20301101       356        52000        51630.07           11.275    506.05       1-May-01        80
0018330894       20301101       356       207000       206438.81            8        1518.9       1-Mar-01       89.2241
0018338095       20301101       356       148750       148499.93           10.3     1338.49       1-Mar-01        85
0018673293       20301201       357        59250        59179.62           10.65     548.64       1-Mar-01        75
0018347211       20301101       356        62300         62209.9           11         593.3       1-Feb-01        70
0018347906       20301101       356       119000       118847.36           11.55    1182.99       1-Mar-01        70
0018348920       20301101       356        63500        62844.13           10.3      571.39       1-Mar-01       73.8372
0018350942       20301101       356        40000        39941.14           11        380.93       1-Apr-01       24.2424
0018354811       20301101       356       192000       191702.18           10.675   1781.47       1-Mar-01        80
0018355081       20151101       176        52000        51416.17           10.6      578.04       1-Mar-01        80
0018356618       20301101       356        40000        39891.56            8        293.51       1-Mar-01       61.5385
0018357400       20151101       176        40800        40436.08           11        463.74       1-Mar-01        85
0018359828       20301101       356        52400         52311.9           10.3      471.51       1-Mar-01        80
0018360297       20301101       356       170000       169753.63           10.99    1617.67       1-Mar-01        85
0018362277       20301101       356       174750       174454.99           11.55    1737.21       1-Mar-01        75
0018363135       20151101       176        46000        45586.84           10.925    520.68       1-Mar-01       76.6667
0018364919       20301101       356       162000       161651.84           10.425   1472.81       1-Mar-01        90
0018366898       20301101       356        64000        63676.17           10.525    586.63       1-Apr-01        80
0018368340       20201101       236        75200        74855.67           11.175    785.19       1-Mar-01       86.4368
0018369280       20301101       356       110400       110231.47           10.75    1030.57       1-Mar-01        80
0018369561       20301101       356       144000        143787.2           10.9     1360.48       1-Mar-01        80
0018370445       20301101       356        79200        79082.85           10.925    749.76       1-Mar-01        90
0018374025       20201101       236        70975        70610.75           10.3       699.1       1-Mar-01        85
0018374520       20301101       356        67200        67121.92           12        691.23       1-Mar-01        80
0018378117       20151101       176        59200        58698.17           11.55     693.46       1-Mar-01        80
0018378158       20151101       176        40000        39371.25           11.99     479.81       1-Mar-01       41.2371
0018378471       20301101       356       175500       175202.06           11.125   1687.93       1-Mar-01        90
0018381285       20301101       356       212500       212106.95            9.85    1841.33       1-Mar-01        85
0018385039       20301101       356        71500        71398.37           11.55     710.79       1-Mar-01        65
0018386532       20301101       356        70400        70296.53           10.925    666.45       1-Mar-01        80
0018386748       20301101       356        40000        39936.95           10.6      368.89       1-Mar-01       72.0721
0018386938       20301101       356        63200         62605.8           10.425    574.58       1-Apr-01        80
0018388140       20301101       356        76000        75890.09           11        723.77       1-Feb-01        80
0018390922       20151101       176       193500       191596.18            9.925    2070.5       1-Mar-01       84.1304
0018391508       20201101       236       108900        108351.7           10.45    1083.59       1-Apr-01        90
0018396119       20151101       176        40300        39958.38           11.55     472.07       1-Mar-01        65
0018397257       20301101       356       221000       220785.08           12.8     2410.21       1-Feb-01        65
0018398198       20301101       356       154000       153354.48           10.65       1426       1-Mar-01       73.3333
0018399964       20301101       356       185000       184476.16           10.675   1716.52       1-Mar-01       47.4359
0018405159       20301101       356        78400        78273.71           10.5      717.16       1-Feb-01       74.6667
0018405357       20151101       176        40000        39697.06           12.75     499.54       1-Mar-01        80
0018405670       20301101       356       144000       143788.33           10.925    1363.2       1-Mar-01       75.1958
0018407650       20301101       356       133000       132792.99           10.66    1232.55       1-Mar-01       66.5
0018409276       20301101       356       159000        158732.7           10.3     1430.72       1-Mar-01       45.4286
0018410480       20151101       176        98175        97307.22           11.65    1156.25       1-Mar-01        85
0018411405       20151101       176        70500        69958.39           12.599    873.48       1-Mar-01        75
0018412262       20151101       176        52000        51521.03           10.65     579.66       1-Mar-01       61.1765
0018413443       20301101       356       120700       120559.71           11.999   1241.45       1-Mar-01        85
0018414565       20301101       356        53500        53416.74           10.66      495.8       1-Apr-01       56.3158
0018419549       20301101       356        57000        56926.86           11.55     566.65       1-Apr-01        60
0018420414       20301101       356        60000        59908.98           11.3      585.04       1-Mar-01        80
0018420562       20301101       356        75000        74926.26           12.75     815.02       1-Mar-01        60
0018422881       20301101       356       297000       296458.58            9.925   2589.95       1-Mar-01        90
0018423574       20301101       356        76500        76413.99           12.15     795.74       1-Mar-01        85
0018423699       20301101       356       107690       107522.96           10.675     999.2       1-Mar-01        89
0018423798       20201101       236        45600        45416.51           12.15     506.88       1-Mar-01        80
0018424010       20301101       356       175000       174780.38           11.65    1753.07       1-Mar-01        70
0018424523       20201101       236        52500        52304.13           13.025    616.02       1-Mar-01        75
0018424556       20301101       356        81000        80911.83           12.295    851.62       1-Feb-01        75
0018424820       20301101       356        44000        43931.82           10.68     408.42       1-Mar-01       52.381
0018426882       20301101       356       116000       115832.24           11        1104.7       1-Mar-01        80
0018427435       20301101       356        90000        89884.55           11.55      894.7       1-Mar-01        75
0018429845       20301101       356       153000       152735.83           10.175   1362.52       1-Apr-01        90
0018430181       20301201       357        62400        62328.87           10.75      582.5       1-Mar-01        80
0018430876       20301101       356        68000        67894.52           10.675    630.94       1-Mar-01       88.3117
0018431817       20301101       356        60000        59906.93           10.675    556.71       1-Mar-01        75
0018431981       20301101       356       229500       228952.14            8.625   1785.03       1-Mar-01        85
0018435156       20301101       356       103800       103642.41           10.775    970.91       1-Mar-01        60
0018437129       20301101       356       162500       162267.55           11.05    1553.67       1-Mar-01       68.8559
0018438408       20301101       356        60000        59916.44           11.175    579.35       1-Mar-01       74.5342
0018438432       20301101       356        61000        60912.73           11.275    593.63       1-Apr-01       73.494
0018440834       20301101       356        40125         40071.8           11.4       394.3       1-Mar-01        75
0018441345       20301101       356       137600       137389.94           10.75    1284.48       1-Mar-01        80
0018441634       20151101       176        40125        39604.94           10.75     449.79       1-Mar-01        75
0018441873       20301101       356       180000       179672.29            9.925   1569.67       1-Mar-01        90
0018442608       20301101       356       104150       103976.74           10.35     941.05       1-Mar-01       82.6587
0018592089       20301201       357       132600        132436.2           10.375   1200.57       1-Mar-01        85
0018444463       20301101       356        70200        70082.58           10.325    632.99       1-Mar-01        90
0018445635       20301101       356       204000       203541.92           10.525   1869.89       1-Mar-01       79.3774
0018446526       20301101       356        79800        79685.81           11.05     762.98       1-Apr-01        60
0018446948       20301101       356        94500        94345.32           10.425    859.14       1-Mar-01        90
0018446963       20201101       236        60000        59688.82           10.925    616.26       1-Mar-01       88.2353
0018447458       20301101       356        69700        69559.92           11.15     671.69       1-Mar-01        85
0018448720       20201101       236        51850        51599.16           10.755    526.58       1-Mar-01        85
0018448746       20201101       236        46400        46175.52           10.755    471.23       1-Mar-01        80
0018449173       20201201       237        92000        91645.12           10.25     903.12       1-Mar-01       74.7967
0018449439       20301101       356        60000        59906.93           10.675    556.71       1-Mar-01        80
0018450874       20301101       356        93000        92841.98           10.25     833.38       1-Mar-01       67.3913
0018454660       20301101       356       188500       188294.51           13.05    2092.56       1-Mar-01       63.8983
0018455501       20301101       356        56000        55913.12           10.675     519.6       1-Mar-01        80
0018455808       20301101       356        46000        45921.84           10.25     412.21       1-Mar-01       38.3333
0018456038       20301101       356        82000        81897.09           11.65     821.44       1-Mar-01       84.5361
0018456681       20301101       356       121500       120994.83           10.4     1102.34       1-Mar-01       73.6364
0018456848       20301101       356       193500       193151.79            9.98    1695.25       1-Mar-01        90
0018458497       20301101       356       337500       336885.58            9.925   2943.12       1-Apr-01        75
0018458802       20301101       356       204000       203622.67            9.85    1767.68       1-Mar-01       83.2653
0018459586       20151101       176        98400        97565.93           11.55    1152.63       1-Mar-01        80
0018460220       20201101       236        80000        79657.08           11.675    862.82       1-Mar-01        80
0018460634       20301101       356       105600       105493.81           12.65    1139.33       1-Mar-01        80
0018461699       20301101       356       144000       143825.13           11.8     1459.08       1-Mar-01       79.1209
0018464057       20301101       356       233750       233301.38            9.675   1995.42       1-Apr-01       83.4821
0018465674       20201101       236       234000       232814.62           10.4     2320.52       1-Mar-01       53.1818
0018466904       20301101       356        42000        41939.23           10.999    399.95       1-Apr-01       32.3077
0018466953       20151101       176        40500         40168.5           11.925    484.12       1-Mar-01        90
0018467019       20301101       356        59500        59405.05           10.8      557.66       1-Apr-01       82.6389
0018467472       20151101       176        55200        54712.87           11.175    633.49       1-Mar-01        80
0018470260       20301101       356       110700       110487.46           10.25     991.99       1-Mar-01        90
0018470583       20301101       356        90000        89884.55           11.55      894.7       1-Mar-01       51.7241
0018470898       20301101       356       223000       221948.06            9.5     1875.11       1-Mar-01       53.0952
0018471052       20301101       356        61200        61103.49           10.6      564.41       1-Apr-01        90
0018471367       20301101       356        58500        58434.22           12.15     608.51       1-Mar-01        75
0018472100       20301101       356        71200        71087.04           10.6      656.63       1-Mar-01        80
0018472183       20151101       176        42000        41687.87           12.95     530.03       1-Mar-01        60
0018476465       20301101       356       140000       139749.12           10       1228.61       1-Mar-01        40
0018480350       20301101       356        60000         59913.7           11.025    572.53       1-Mar-01        80
0018480673       20301101       356        55000        54913.26           10.6      507.23       1-Mar-01       61.1111
0018483438       20301101       356        58400        58325.08           11.55     580.56       1-Mar-01        80
0018484105       20301101       356       112000       111834.49           10.9     1058.15       1-Mar-01        80
0018485466       20301101       356        48875        48827.45           12.8      533.03       1-Feb-01       57.5
0018488031       20301101       356        76000        75919.32           12.425     806.7       1-Mar-01        80
0018488601       20301101       356       147000       146782.78           10.9     1388.82       1-Apr-01        70
0018489583       20301101       356        53550        53466.51           10.675    496.87       1-Mar-01        85
0018490367       20301101       356        53975        53889.88           10.6      497.78       1-Mar-01        85
0018490987       20301101       356        58500        58413.06           10.875     551.6       1-Mar-01        90
0018493262       20301101       356        47000        46945.09           12.15     488.89       1-Mar-01       71.7557
0018493825       20301101       356       190000       189557.91            8.75    1494.74       1-Mar-01       63.3333
0018494344       20301101       356        73600         73501.9           11.8      745.75       1-Mar-01        80
0018496471       20201101       236        56800        56564.92           11.975    624.43       1-Mar-01        80
0018498311       20151101       176       150001       148402.02           10.275   1637.25       1-Mar-01       71.429
0018498964       20301101       356        55250        55163.83           10.65      511.6       1-Mar-01       81.25
0018500009       20301101       356        97650        97498.51           10.675    906.05       1-Mar-01        90
0018500975       20301101       356       122300       122083.14           10.05     1077.8       1-Apr-01       89.2701
0018501270       20201101       236        59200        58910.62           10.675    598.02       1-Feb-01        80
0018501346       20151101       176        53500        52996.16           10.65     596.38       1-Mar-01       46.9298
0018504233       20151101       176        40125        39798.88           12        481.57       1-Mar-01        75
0018504316       20301101       356       133500       133189.37            8.75    1050.25       1-Mar-01       82.9193
0018505750       20301101       356        65000        64926.92           12.15     676.12       1-Mar-01       76.4706
0018506519       20301101       356        52000        51912.12           10.275    466.94       1-Mar-01       54.4503
0018507772       20301101       356        73600        73510.12           11.775    744.34       1-Mar-01        80
0018508424       20301101       356       110400       110180.17            9.5      928.31       1-Mar-01        80
0018510743       20201101       236        40000        39796.71           10.375       396       1-Apr-01       44.4444
0018513978       20151101       176        41600        41217.89           10.68      464.5       1-Mar-01        80
0018513986       20301101       356       164900       164637.99           11.15     1589.1       1-Mar-01        85
0018515650       20201101       236        49600        49287.01           10.675    501.05       1-Mar-01        80
0018516153       20301101       356        55000        54920.47           11        523.78       1-Mar-01       40.146
0018516179       20301101       356       148000       147785.98           11       1409.44       1-Mar-01       73.2673
0018516203       20301101       356        74375        74267.41           11         708.3       1-Mar-01        85
0018516583       20151101       176       118000       116923.58           10.755   1323.09       1-Apr-01       63.7838
0018518209       20301101       356       182300       181985.27           10.175   1623.44       1-Mar-01       47.3506
0018518282       20201101       236        40500        40303.97           10.775    411.86       1-Mar-01       62.3077
0018518357       20301101       356        92500        92348.57           10.425    840.96       1-Mar-01       71.1538
0018518845       20301101       356       121600       121390.06           10.175   1082.89       1-Mar-01        80
0018520247       20301201       357       130050       129888.48           10.35    1175.06       1-Mar-01        85
0018520759       20301101       356        80000         79875.9           10.675    742.28       1-Mar-01       76.1905
0018521377       20201101       236        70500        70195.59           11.62     757.68       1-Mar-01       70.5
0018521732       20151101       176        60000        59453.66           10.775    673.51       1-Feb-01       33.3333
0018522144       20301101       356       161500       161219.68           10.15    1435.22       1-Mar-01        85
0018522490       20301101       356       193000       192701.76           11.3     1881.87       1-Mar-01       57.6119
0018522623       20301101       356        40800        40736.68           10.675    378.57       1-Mar-01        85
0018523068       20151101       176        53000        52517.08           11.5      619.15       1-Mar-01       48.8479
0018523092       20301101       356        45050        44979.34           10.625    416.31       1-Mar-01        85
0018523183       20301101       356        53550        53466.91           10.675    496.87       1-Mar-01        85
0018523472       20301101       356       226000       225649.43           10.675   2096.94       1-Apr-01       77.931
0018523753       20301101       356        42500        42433.33           10.625    392.75       1-Mar-01        85
0018523860       20301101       356        48000        47929.44           10.925     454.4       1-Mar-01        75
0018524322       20301101       356        78200        78089.92           11.125    752.12       1-Feb-01       86.8889
0018526087       20301101       356       160300       160040.45           10.5     1466.33       1-Mar-01       83.4896
0018528505       20301101       356        85500        85380.95           11.175    825.57       1-Apr-01        90
0018531699       20151101       176        55500        55004.96           11        630.82       1-Mar-01       37.7551
0018531988       20201101       236        40250        40096.52           12.55     458.72       1-Mar-01        70
0018533802       20301101       356        66000        65887.85           10.25     591.43       1-Mar-01       62.8571
0018534503       20151101       176        60000        59426.78           10.25     653.98       1-Mar-01       54.0541
0018536029       20301101       356       191250       190828.71            9.975   1674.83       1-Mar-01        85
0018536359       20301101       356        92300        92148.92           10.425    839.14       1-Mar-01       83.1532
0018537910       20301101       356        61600        61520.94           11.55     612.38       1-Apr-01        80
0018539106       20301101       356        97750        97594.75           10.65     905.14       1-Mar-01        85
0018541383       20301101       356        76500        76392.89           11.15     737.22       1-Mar-01        85
0018541656       20301101       356        51850        51811.57           14        614.36       1-Mar-01        85
0018542308       20151101       176       144000       142736.24           11.175   1652.56       1-Mar-01       77.8378
0018821918       20301201       357        40000        39949.22           10.25     358.45       1-Mar-01       75.4717
0018543603       20301101       356        80800        80676.92           10.759     754.8       1-Mar-01        80
0018545095       20151101       176       104000       103043.29           10.93     1177.5       1-Apr-01        80
0018545442       20151101       176        80000        79230.22           10.259    872.41       1-Mar-01        80
0018545954       20301101       356        50150        50075.88           10.9      473.81       1-Mar-01        85
0018546069       20301101       356       148000       147744.14           10.275   1328.99       1-Mar-01       89.1566
0018546085       20301101       356        52650        52382.68           11.55      523.4       1-Mar-01        65
0018547919       20301101       356       189500       189189.84           10.425   1722.82       1-Mar-01       88.1395
0018548230       20301101       356       195500       195180.01           10.425   1777.37       1-Mar-01        85
0018550574       20301101       356        54000        53947.48           12.8      588.92       1-Mar-01        75
0018550988       20151101       176        53600        52734.49           11.225    616.82       1-Mar-01        80
0018551630       20301101       356        56250        56177.84           11.55     559.19       1-Mar-01       70.3125
0018551747       20301101       356        55250        55170.51           11.025    527.21       1-Mar-01        85
0018553008       20301101       356        80750        80624.04           10.65     747.73       1-Mar-01        85
0018554378       20301101       356        53000        52910.42           10.275    475.92       1-Apr-01       89.8305
0018554477       20301101       356       123550       123391.48           11.55    1228.23       1-Mar-01        70
0018554956       20151101       176        62400        61835.33           10.859    703.73       1-Mar-01        80
0018555854       20151101       176       160000       158526.32           10.65    1783.55       1-Mar-01       82.0513
0018556662       20301101       356        66750        66646.46           10.675    619.34       1-Mar-01        75
0018557371       20301101       356        60450        60356.21           10.675    560.89       1-Mar-01        65
0018559427       20301101       356        97200        97034.82           10.25     871.02       1-Mar-01        90
0018560193       20301101       356        63000        62903.81           10.75      588.1       1-Mar-01       76.3636
0018561464       20301101       356        53250        53195.22           12.55     570.39       1-Mar-01        75
0018563353       20301101       356        58400        58320.86           11.3      569.44       1-Apr-01        80
0018565218       20201101       236        80000        79605.12           10.6      804.09       1-Feb-01        80
0018565754       20301101       356        40000        39938.65           11.4      393.07       1-Mar-01       47.619
0018566059       20301101       356        73100        72950.08           10.6      674.15       1-Mar-01        85
0018568485       20301101       356        47000        46931.49           11.05     449.37       1-Mar-01       79.661
0018569939       20301101       356        86000        85853.87           10.25     770.65       1-Mar-01       70.4918
0018570770       20301101       356        72000        71891.27           10.8      674.82       1-Mar-01        90
0018571695       20301101       356        54400        54322.15           11.05     520.13       1-Mar-01        80
0018572081       20301101       356        86250        86116.87           10.699    801.83       1-Apr-01        75
0018580134       20201101       236        60000        59705.76           10.65     605.09       1-Mar-01        16
0018580159       20301101       356       126000       125793.73           10.425   1145.52       1-Mar-01        90
0018024596       20301101       356        80750        80639.39           11.25      784.3       1-Mar-01        85
0018579375       20301201       357        40000        39968.95           12.5      426.91       1-Apr-01       24.2424
0018580886       20301101       356        56250        56179.78           11.675    564.57       1-Mar-01        75
0018584441       20301101       356        76800         76669.5           10.25     688.21       1-Mar-01       87.2727
0018586446       20301101       356        63892        63810.03           11.55     635.16       1-Apr-01       32.7651
0018589069       20301101       356       100350       100197.64           10.775    938.64       1-Mar-01        90
0018589184       20151101       176        76700        75508.86           10.675    856.19       1-Mar-01       78.2653
0018589663       20301101       356       144500       144312.57           11.5     1430.98       1-Apr-01        85
0018589747       20301101       356       155750       155538.99           11.3     1518.66       1-Mar-01        70
0018591917       20301101       356       135000       134779.03           10.425   1227.34       1-Mar-01       79.4118
0018592568       20301101       356       100250       100096.96           10.75     935.82       1-Mar-01       87.9386
0018593400       20301101       356       127500       127323.46           11.2     1233.52       1-Mar-01        75
0018593608       20301101       356        40100        40034.35           10.425    364.57       1-Apr-01       44.5556
0018596239       20201101       236        60000        59302.18           10.65     605.09       1-Apr-01       78.9474
0018596700       20301101       356        42400        42337.67           10.925    401.39       1-Mar-01        80
0018600957       20301101       356       110700       110539.57           10.99    1053.39       1-Mar-01        90
0018601286       20201101       236        56700        56431.75           10.925    582.36       1-Apr-01        90
0018602508       20301101       356       310250       309674.28            9.85    2688.34       1-Mar-01       82.7333
0018602532       20301101       356       255000       254623.18           10.9     2409.18       1-Mar-01        85
0018604009       20151101       176        50000        49550.95           10.925    565.95       1-Apr-01       29.4118
0018604348       20151101       176       131000       129287.25           10.675   1462.32       1-Apr-01       68.9474
0018604512       20201101       236        20350        20272.44           12.555       232       1-Mar-01       53.5526
0018605451       20201101       236        82750        82345.52           10.675    835.91       1-Apr-01       71.9565
0018606871       20301101       356        45000           44937           11.15     433.66       1-Mar-01       69.2308
0018611301       20301101       356        54375        54310.73           11.925    556.18       1-Mar-01       72.5
0018614099       20201101       236       112500       111936.09           10.75    1142.14       1-Mar-01        90
0018615955       20301101       356        72250         72141.2           11.15     696.26       1-Mar-01        85
0018616433       20301101       356       196000       195648.04            9.99     1718.6       1-Mar-01        80
0018618306       20151101       176        43500         43134.7           11.65     512.32       1-Mar-01        75
0018619676       20301101       356       288000       287553.24           10.675   2672.21       1-Apr-01        80
0018619726       20301101       356        52000        51721.93           10.25     465.98       1-Apr-01       61.1765
0018619957       20301101       356       170000       169717.25           10.35    1536.03       1-Mar-01       69.3878
0018620666       20301101       356        91800        91657.58           10.675    851.77       1-Mar-01        90
0018621334       20301101       356       188700       188404.31           10.65    1747.31       1-Mar-01        85
0018623082       20201101       236       105400       104899.68           10.9     1080.77       1-Mar-01        85
0018625947       20201101       236        54750        54511.41           11.55     585.76       1-Mar-01        75
0018626077       20301101       356       135800       135408.99           10.525   1244.76       1-Mar-01       82.8049
0018626390       20301101       356       148000       146818.98           10.099   1309.65       1-Mar-01       41.3408
0018627067       20151101       176       268300       265946.45           11.18    3079.89       1-Mar-01       81.303
0018628776       20151101       176        40000        39629.86           10.6      444.65       1-Apr-01        80
0018630145       20301101       356        83000        82878.02           10.925    785.73       1-Mar-01       70.9402
0018631358       20301101       356       116000       115822.95           10.75    1082.84       1-Mar-01        80
0018631747       20301101       356       113500       113323.94           10.675   1053.11       1-Mar-01       84.0741
0018632323       20301101       356       163700       163436.35           10.5     1497.43       1-Mar-01       88.0108
0018633321       20301101       356       175000       174820.04           12.55     1874.5       1-Mar-01       59.9931
0018633610       20301101       356        87550         87176.8           10.8      820.56       1-Apr-01        85
0018634022       20301201       357        54000        53936.41           10.6      498.01       1-Mar-01       79.4118
0018634485       20301101       356        49500        49418.96           10.425    450.03       1-Mar-01        90
0018634691       20301101       356       193000       192673.89           10.276   1733.21       1-Mar-01       67.7193
0018636787       20151101       176        40000        39438.31           11.8      474.94       1-Mar-01       57.4713
0018638627       20151101       176        45900        45461.52           10.25     500.29       1-Apr-01       64.1958
0018644567       20151101       176        81250         80561.3           11.55     951.74       1-Mar-01        65
0018644948       20301101       356       135000       134793.95           10.75     1260.2       1-Mar-01       81.8182
0018646968       20201101       236       126000        125423.1           11.175    1315.6       1-Mar-01        90
0018648196       20301101       356        79900        79776.03           10.675    741.36       1-Mar-01        85
0018649210       20301101       356       153000       152768.95           10.8     1433.99       1-Mar-01       84.0659
0018649491       20301101       356        72000        71873.62           10.925     681.6       1-Apr-01       73.4694
0018651869       20301101       356       140250       140042.74           10.9     1325.05       1-Mar-01        85
0018655431       20301101       356        66400        66296.42           10.65     614.85       1-Mar-01        80
0018657262       20201101       236        53600        53348.57           10.99     552.89       1-May-01        80
0018657668       20151101       176       120000       118490.09           10.175   1302.41       1-Mar-01        60
0018658088       20301101       356        89220        89079.34           10.6      822.81       1-Mar-01       81.1091
0018669945       20301101       356       104000       103841.23           10.75     970.83       1-Mar-01        80
0018672196       20201101       236       100300        99830.04           10.999   1035.22       1-Mar-01       82.2131
0018672204       20301101       356        40000        39937.95           10.675    371.14       1-Mar-01       61.5385
0018673756       20301101       356       227000       226656.97           11.3     2213.39       1-Mar-01       60.5333
0018674002       20301101       356        68000        67820.89           10.775    636.05       1-Mar-01        85
0018677047       20201101       236        80000        79625.18           11        825.76       1-Mar-01        80
0018420950       20301101       356        68000        67901.43           10.99     647.07       1-Mar-01        80
0018516864       20301201       357        79200        79104.73           10.5      724.48       1-Apr-01        90
0018850131       20301201       357       182200       181990.11           10.7     1693.96       1-Mar-01       85.9434
0018670273       20301201       357        81900        81805.14           10.675    759.91       1-Mar-01        90
0018565937       20301101       356       248500       248198.23           11.8     2517.92       1-Mar-01       69.0278
0018508960       20201201       237        44000        43865.23           12        484.48       1-Mar-01       63.7681
0018614933       20151201       177        60000        59596.76           10.9       678.2       1-Mar-01       33.1492
0018708628       20151201       177       112500       111660.32           11.15    1289.29       1-Mar-01        75
0018678912       20301201       357        58000        57940.02           11.2      561.14       1-Mar-01       79.4521
0018580035       20301101       356       108800       108601.06           10         954.8       1-Feb-01        80
0018521260       20151201       177        58500         58094.2           10.58     649.57       1-Mar-01        90
0018726315       20301201       357       182750       182510.57           10.1     1617.29       1-Mar-01        85
0018390260       20301201       357       340000       339526.37            9.85    2946.13       1-Mar-01        85
0018407627       20301201       357       124000       123870.43           11.15    1194.96       1-Mar-01       79.4872
0018660381       20151201       177        40001        39564.67           10.675    446.53       1-Apr-01       44.4456
0019331693       20310201       359       157600       157542.56           10.9     1488.97       1-Apr-01        80
0019147263       20210101       238       104000       103778.55           11.65    1119.86       1-Mar-01        80
0019092808       20310101       358       126400       126220.91           11.675   1268.64       1-Apr-01        80
0019111707       20160101       178       145000       144230.75            9       1470.69       1-Mar-01       80.5556
0018819540       20310101       358       114000       113874.99            9        917.27       1-Mar-01       65.1429
0018958314       20310101       358       212000       211779.33            9.25    1744.08       1-Mar-01        80
0019067529       20310201       359       175900       175825.04           10.175   1566.45       1-Mar-01       85.8049
0019338466       20310201       359       132000       131956.87           11.4     1297.13       1-Apr-01        80
0019577626       20310201       359        72500        72456.07            8.5      557.47       1-Mar-01       85.2941
0019033745       20310101       358        70200        70118.92            8.75     552.27       1-Mar-01        90
0019494483       20310201       359       249900        249759.9            8.875   1988.32       1-Mar-01       78.0938
0019443910       20310201       359        87500         87451.7            8.95      700.9       1-Apr-01       74.7863
0019357557       20160201       179        59250        59093.41            8.999    600.92       1-Mar-01       65.1099
0019109362       20210201       239       114000       113829.31            9       1025.69       1-Apr-01       67.0588
0018807321       20210201       239        89125        88991.55            9        801.89       1-Mar-01       77.5
0019300391       20310201       359       150000       149922.23            9.25    1234.02       1-Apr-01       85.7143
0019294016       20310201       359       200500       200401.37            9.5     1685.92       1-Mar-01       22.2778
0019172410       20160101       178       263500       262163.73            9.5     2751.54       1-Mar-01        85
0019066067       20210101       238       103000       102709.49            9.5       960.1       1-Apr-01       89.5652
0019083823       20310101       358       440000       439565.43            9.5     3699.76       1-Mar-01        80
0018907006       20310101       358       108000       107893.32            9.5      908.13       1-Mar-01        72
0019131077       20310201       359       240000       239881.94            9.5     2018.06       1-Mar-01       68.5714
0019200518       20310201       359        94000        93954.72            9.6      797.28       1-Mar-01       75.8065
0019310507       20160201       179        80000         79802.5            9.75      847.5       1-Apr-01       47.0588
0019171602       20160101       178       155000       154231.61            9.75    1642.02       1-Mar-01        62
0019523125       20310201       359       175000       174918.51            9.759   1504.68       1-Mar-01       51.4706
0019204395       20310201       359       131750       131689.82            9.85    1141.63       1-Apr-01        85
0018897439       20160101       178       299999       298525.28            9.85    3196.34       1-Mar-01       61.8555
0019059963       20310101       358       282000       281741.32            9.85    2443.56       1-Mar-01       82.4561
0019107986       20310101       358       167000       166798.82            9.925    1456.3       1-Mar-01       72.6087
0019323617       20310201       359       367000       366777.66            8.5     2821.92       1-Mar-01       74.898
0019545342       20310201       359        43500        43490.16           13.05      482.9       1-Mar-01        75
0019097203       20310101       358        63835        63796.83           11.999    656.57       1-Mar-01        85
0018668087       20310201       359        55040        55023.54           11.8      557.69       1-Mar-01       63.2644
0019532076       20310201       359       200000       199890.75            9       1609.25       1-Mar-01       51.2821
0019219880       20310301       360        41000           41000           10.675    380.42       1-Apr-01       74.5455
0019606276       20310301       360       187000          187000           10.175    1665.3       1-Apr-01       80.6034
0019128115       20310201       359       100800       100761.21           10.65     933.39       1-Mar-01        80
0019273655       20210201       239        60900        60822.36           10.25     597.83       1-Mar-01       75.1852
0019292200       20310201       359       454500       454338.82           11.025    4336.9       1-Mar-01        90
0019150523       20310201       359       221000       220902.21            9.999   1939.27       1-Mar-01       77.5439
0019171578       20210201       239       159400       159207.16           10.65    1607.52       1-Mar-01       70.531
0019172964       20310201       359       207400       207297.98            9.5     1743.94       1-Apr-01       75.4182
0019310580       20160201       179        92000        91811.42           11.75    1089.41       1-Mar-01       72.4409
0019310952       20160201       179        62400        62274.79           11.975    747.91       1-Mar-01        80
0019395797       20310201       359       123200       123157.71           11.175   1189.59       1-Apr-01        80
0019347848       20310201       359        85200        85108.42           10.925    806.56       1-Apr-01       88.75
0018885723       20301201       357        49000        48903.06           10.675    454.65       1-Apr-01        70
0018888669       20301201       357        40000         39969.3           12.55     428.46       1-Apr-01       55.5556
0018690768       20301201       357       117600       117465.96           10.75    1097.78       1-Mar-01        80
0018586990       20301201       357        50150        50046.89           10.6       462.5       1-Mar-01        85
0018427500       20301201       357       123300       123154.42           10.6     1137.11       1-Mar-01        90
0018665836       20301201       357       267750       267380.09            9.85    2320.08       1-Mar-01        85
0018440081       20201201       237        40000        39877.38           11.995     440.3       1-Mar-01       51.9481
0018565002       20301201       357        68000        67923.31           10.799    637.28       1-Mar-01        80
0018681197       20201201       237        71400        71141.15           10.9      732.13       1-Mar-01        85
0018853325       20301201       357        86400        86303.64           10.85     813.03       1-Mar-01        90
0018627117       20201201       237        80500        80218.42           11        830.92       1-Mar-01       73.1818
0018895243       20151201       177        70000        69575.89           12.75     874.19       1-Apr-01       17.9487
0018798504       20301201       357       500000       499365.58           10.25    4480.51       1-Mar-01       51.2821
0018769133       20201201       237        93150        92819.87           10.9      955.16       1-Mar-01        81
0018612069       20301201       357        83200        83119.35           12        855.81       1-Mar-01        80
0018755892       20151201       177        87500        86875.76           10.25     953.71       1-Mar-01       87.5
0018696377       20151201       177        79900        79351.76           10.675    891.91       1-Mar-01        85
0018590323       20301201       357       192000       191569.79           10.175   1709.82       1-Apr-01        80
0018928903       20301201       357        45500         45452.7           11.175    439.34       1-Apr-01        65
0018898528       20201201       237        76500        76218.05           10.6      768.91       1-Mar-01        85
0018952978       20301201       357       172000       171838.89           11.65    1723.02       1-Apr-01        80
0018740506       20301201       357       238000       237671.19            9.85    2062.29       1-Mar-01        85
0018752725       20301201       357       249950       249552.08           10.175   2225.89       1-Apr-01       83.3167
0018838201       20151201       177        75001        74483.99           10.625    834.89       1-Mar-01       61.4762
0018843672       20301201       357        81000        80906.18           10.675    751.56       1-Mar-01       72.973
0018757864       20301201       357        96000        95888.19           10.65     888.94       1-Mar-01       58.1818
0018657593       20151201       177       214000       212497.54           10.425   2355.62       1-Mar-01       89.1667
0018871780       20301201       357        72000        71920.98           10.925     681.6       1-Mar-01        80
0018724542       20301201       357       244000       243685.41           10.175    2172.9       1-Mar-01        80
0018875534       20301201       357       162000       161825.05           10.999   1542.65       1-Mar-01        90
0018891358       20151201       177       105000       104341.86           11.65    1236.64       1-Mar-01        70
0018753814       20151201       177       258500       256766.74           10.925   2925.95       1-Mar-01       64.625
0018879841       20151201       177        45000        44704.49           11.15     515.72       1-Mar-01       73.7705
0018816884       20301201       357        93750        93505.51           11.99     963.61       1-Mar-01        75
0018829739       20301201       357       173700        173498.8           10.675   1611.68       1-Mar-01        90
0018838540       20151201       177        78000        77506.52           11.55     913.67       1-Mar-01       74.2857
0018847152       20301201       357       184500       184239.66            9.75    1585.14       1-Mar-01       80.2174
0018868844       20201201       237       118000       117579.09           10.85    1205.96       1-Mar-01       39.3333
0018768762       20301201       357       164050       163844.05           10.3     1476.16       1-Mar-01        85
0018915017       20151201       177        65000        64564.18           10.925    735.73       1-Mar-01       60.7477
0018942904       20201201       237       110700       110268.85           10.175   1081.15       1-Mar-01       86.4844
0018750869       20301201       357        42000        41861.27           11.9      428.79       1-Mar-01        70
0018725648       20301201       357        94500        94389.94           10.65     875.05       1-Mar-01        75
0018818153       20301201       357       133000       132821.98           10       1167.18       1-Mar-01        76
0018732776       20301201       357       116000       115844.75           10       1017.99       1-Mar-01        80
0018733105       20151201       177        60000         59582.6           10.525    664.17       1-Mar-01        80
0018736256       20301201       357       101150       101024.36           10.35     913.94       1-Mar-01        85
0018716118       20301201       357        76875        76801.37           11.55     764.23       1-Mar-01        75
0018721589       20301201       357       100001        99912.69           11.925   1022.86       1-Apr-01       79.6821
0018696237       20151201       177       120000       119240.79           11.55    1405.65       1-Mar-01        80
0018698274       20301201       357        63450        63378.47           10.8      594.68       1-Mar-01       70.5
0018667808       20301201       357        55250        55192.24           11.15     532.44       1-Mar-01        85
0018670398       20301201       357        90000        89889.99           10.425    818.23       1-Mar-01        90
0018644518       20201201       237        53000        52805.92           10.65      534.5       1-Mar-01        53
0018791129       20151201       177        58500        58092.11           10.5      646.66       1-Mar-01        90
0018650820       20301201       357        67500        67425.92           10.925       639       1-Mar-01       74.1758
0018654137       20301201       357        66000        65928.73           11        628.54       1-Mar-01       50.7692
0018796367       20301201       357        75000        74904.84           10.25     672.08       1-Apr-01       74.6269
0018627075       20151201       177        53600        53229.67           10.6      595.83       1-Mar-01        80
0018595942       20301201       357        52500        52452.41           11.8      531.96       1-Mar-01        75
0018555789       20201201       237       135000       134502.43           10.6      1356.9       1-Mar-01       65.8537
0018752436       20301201       357        67500        67435.35           11.55     671.03       1-Mar-01       71.0526
0018559120       20301201       357       154000       153814.78           10.5      1408.7       1-Mar-01        77
0018566778       20151201       177        60000        59623.76           11.655    706.84       1-Mar-01        80
0018415307       20301201       357        89250        89110.15           12        918.04       1-Mar-01        85
0018431668       20301201       357        62000        61945.33           11.925    634.17       1-Mar-01        80
0018957266       20201201       237        40000         39811.9           10.775    406.77       1-Mar-01       47.0588
0018846733       20151201       177       114000       113233.84           10.9     1288.58       1-Mar-01       82.9091
0018928127       20301201       357       210500       210217.68            9.99    1845.74       1-Mar-01       40.0952
0018932756       20301201       357       121500       121359.26           10.675   1127.34       1-Apr-01       86.7857
0018927848       20301201       357       229500       229234.16           10.675   2129.42       1-Mar-01        90
0018931543       20301201       357        88000           87906           11.05     841.38       1-Mar-01        80
0018898502       20301201       357        55000        54937.95           10.799    515.45       1-Apr-01       70.5128
0018951335       20201201       237        73800        73522.63           10.45     734.33       1-Mar-01        90
0018951525       20301201       357        37400         37367.9           12.05     386.15       1-Feb-01        85
0018951681       20301201       357        67500        67363.19            8         495.3       1-Apr-01        90
0018668616       20301201       357       105465        105344.8           10.75      984.5       1-Apr-01        89
0018676817       20301201       357        78200        78107.13           10.65     724.12       1-Mar-01        85
0018859967       20301201       357        73950        73864.79           10.7      687.54       1-Mar-01        85
0018860429       20301201       357        61000        60930.83           10.775    570.58       1-Apr-01       50.8333
0018868208       20301201       357        64800        64736.22           11.425    638.01       1-Mar-01        90
0018959882       20301201       357        30500        30465.41           10.775    285.29       1-Mar-01       37.1951
0018892299       20201201       237       135000       134523.13           10.925   1386.58       1-Apr-01       56.25
0018840405       20301201       357       168000       167787.95           10.275   1508.58       1-Mar-01        80
0018933853       20301201       357        62050        61991.88           11.65     621.59       1-Mar-01        85
0018832030       20301201       357        81600        81496.46           10.25     731.22       1-Mar-01        85
0018397612       20301201       357       107172        107049.4           10.775   1002.45       1-Mar-01       84.3874
0018877506       20151201       177       105300       104593.95           10.925   1191.89       1-Mar-01       87.75
0018688150       20301201       357       292000        291629.5           10.25    2616.62       1-Mar-01       68.7059
0018392704       20301201       357        53000         52935.2           10.425    481.85       1-Mar-01       56.5635
0018946897       20151201       177        40000        39760.99           12.16      484.2       1-Mar-01       21.6216
0018765958       20201201       237        41250        41147.97           13.575    500.27       1-Mar-01        75
0018788133       20301201       357       280000       279613.15            9.85    2426.23       1-Mar-01        80
0018953323       20301201       357       144000       143819.06           10.675   1336.11       1-Mar-01        80
0018838110       20301201       357        89250        89144.93           10.6      823.09       1-Mar-01        85
0018929422       20301201       357       144900       144510.09           10.14    1286.62       1-Mar-01        90
0018865725       20151201       177        64800        64213.01           10.9      732.46       1-Apr-01       86.4
0018866442       20301201       357        56000        55935.13           10.675     519.6       1-Mar-01       78.8732
0018904540       20201201       237        50000        49807.12           10.25     490.83       1-Mar-01       30.4878
0018775247       20301201       357       120000       119864.15           10.8      1124.7       1-Mar-01        80
0018776872       20301201       357        82500        82413.77           11.15     795.04       1-Mar-01       82.5
0018897108       20301201       357        60000        59931.62           10.75     560.09       1-Mar-01        75
0018770198       20151201       177        79200        78660.29           10.75      887.8       1-Mar-01        80
0018725424       20151201       177        49300        48990.99           11.65     580.63       1-Mar-01        85
0018734186       20301201       357        76500        76411.38           10.675    709.81       1-Mar-01        85
0018920801       20210101       238        73300        73116.53           10.425    728.13       1-Apr-01       73.3
0018619213       20301201       357        51425        51378.38           11.8      521.07       1-Mar-01       74.529
0018621870       20301201       357       105000       104751.26           10.675    974.25       1-Mar-01       73.9437
0018905257       20201201       237       148000       147442.02           10.426   1470.26       1-Mar-01       86.5497
0018520379       20301201       357       300000       299597.25            9.985   2629.39       1-Mar-01       84.507
0018869453       20301201       357       220800        220547.5           10.75    2061.13       1-Mar-01        80
0018837849       20301201       357        40000        39962.74           11.675    401.47       1-Apr-01       42.1053
0018807628       20301201       357        64000        63918.79           10.25     573.51       1-Mar-01       73.5632
0018547521       20301201       357       189000       188733.24            9.75    1623.81       1-Mar-01        90
0018663823       20151201       177       136800       135693.82            8.995   1387.11       1-Mar-01        90
0018673764       20301201       357       101700       101575.68           10.425     924.6       1-Mar-01        90
0018729434       20201201       237       100000        99621.21           10.39     991.01       1-Apr-01        80
0018552778       20301201       357        82500        82410.72           10.99     785.05       1-Mar-01        75
0018593178       20301101       356       164000       163728.39           10.37    1484.26       1-Mar-01        80
0018913178       20310101       358        42000        41979.09           12.65     453.15       1-Mar-01        75
0018804138       20301201       357       168000       167787.95           10.275   1508.58       1-Mar-01        80
0018948646       20301201       357        95000        94895.76           10.925    899.33       1-Mar-01       67.8571
0018911347       20301201       357       166000       165847.37           11.925   1697.92       1-Apr-01       89.7297
0018867150       20301201       357       118000       117848.64           10.199   1052.93       1-Mar-01       51.3043
0018818609       20201201       237       135000       134508.89           10.7        1366       1-Mar-01        90
0018547828       20301201       357       119000        118868.7           10.9     1124.29       1-Mar-01        85
0018446450       20201201       237        73500        73256.14           11.4      778.77       1-Mar-01        75
0018341461       20301201       357        67500        67423.08           10.75      630.1       1-Mar-01       67.5
0018105817       20301201       357       427550       427112.88           11.25    4152.63       1-Mar-01        85
0018139014       20301201       357       141075       140949.92           11.899   1440.16       1-Mar-01        75
0018642553       20201201       237       220500       219466.31            8.72    1944.37       1-Apr-01        90
0018804302       20151201       177       108000       107229.26           10.425   1188.82       1-Mar-01        90
0018672428       20301201       357        50000        49945.99           11        476.17       1-Mar-01       54.3478
0018781708       20301201       357        66000        65741.58           12.15     686.52       1-Mar-01       27.5
0018688937       20301201       357        89200        89094.99           10.6      822.63       1-Mar-01       84.9524
0018699058       20301201       357        64125        64070.01           12.05     662.07       1-Mar-01        75
0018710855       20301201       357       220000       219720.84           10.25    1971.43       1-Mar-01        80
0018753129       20301201       357       189700       188970.19           10.65    1756.57       1-Mar-01       79.0417
0018766428       20301201       357       224000       223765.92           11.15    2158.64       1-Mar-01        70
0018790022       20151201       177        82200        81652.15           10.99     933.77       1-Mar-01       68.5
0018679829       20301201       357        86450        86354.62           10.9      816.76       1-Mar-01        70
0018679902       20301201       357        85400        85305.78           10.9      806.84       1-Mar-01        70
0018772640       20301201       357       336000       335608.74           10.65    3111.27       1-Mar-01       81.9512
0018881151       20301201       357        54400        54343.16           11.15     524.24       1-Feb-01        85
0018955336       20301201       357        53400        53310.03           11.55     530.86       1-Mar-01        60
0018957282       20301201       357       174000       173818.17           11.15     1676.8       1-Mar-01       48.3333
0018953703       20301201       357       139400       139226.87           10.35    1259.54       1-Mar-01        85
0018920199       20301201       357        63000        62944.44           11.925     644.4       1-Mar-01        90
0018942094       20201201       237        70500        70242.69           10.675    712.17       1-Mar-01        30
0018942540       20301201       357        76500        76420.47           11.175    738.67       1-Apr-01        90
0018927178       20301201       357       348300       347896.59           10.675    3231.7       1-Mar-01        90
0018928473       20301201       357       109000       108887.34           11.2     1054.54       1-Mar-01       84.4961
0018986661       20301201       357        77000        76905.98           11.05      736.2       1-Mar-01       74.7573
0018858696       20301201       357        74250        74163.53           10.65     687.54       1-Mar-01       78.1579
0018936070       20301201       357       124100       123945.86           10.35     1121.3       1-Mar-01        85
0018905299       20301201       357       242250       241944.27           10.275   2175.31       1-Mar-01        85
0018910083       20301201       357        97750        97647.84           11.15        942       1-Apr-01        85
0018831388       20301201       357       166500       165961.91           10.599   1535.38       1-Mar-01        90
0018916304       20151201       177        41250         40987.8           11.5      481.88       1-Mar-01       71.1207
0018916841       20151201       177        99000        98328.44           10.799   1112.77       1-Apr-01        90
0018918995       20301201       357       249999       249562.21           10.709      2326       1-Apr-01       76.9228
0018919225       20301201       357        73100        73016.68           10.75     682.38       1-Apr-01        85
0018895987       20301201       357       205600       205162.89           10.65     1903.8       1-Mar-01        80
0018897207       20301201       357       106000       105879.17           10.75      989.5       1-Mar-01        80
0018897652       20201201       237        85000        84672.14           10.25      834.4       1-Mar-01        85
0018900902       20301201       357        80000        79907.02           10.659    741.32       1-Mar-01       56.1404
0018880096       20201201       237       288000       287108.94           11.925   3156.09       1-Mar-01        90
0018884742       20301201       357        61500        61439.85           11.55     611.38       1-Mar-01        75
0018888701       20301201       357        59250        59199.18           12.05     611.74       1-Mar-01        75
0018888784       20301201       357        61200        61132.46           10.9      578.21       1-Mar-01        90
0018889857       20301201       357        88000        87904.99           11        838.05       1-Mar-01       64.7059
0018851931       20301201       357       128000       127850.93           10.65    1185.25       1-Mar-01       71.1111
0018929810       20201201       237       150000       149528.91           11.813   1632.12       1-Mar-01        60
0018859009       20301201       357        61750         61677.3           10.6      569.48       1-Mar-01        65
0018848028       20301201       357       108400       108063.01           10.275    973.39       1-Mar-01       84.031
0018848606       20301201       357       114000       113887.17           11.399   1120.16       1-Mar-01        75
0018827956       20301201       357       180000        179751.8            9.859   1560.91       1-Mar-01        90
0018831198       20301201       357       146700       146558.76           11.525   1455.56       1-Mar-01        90
0018834465       20301201       357        82600         82495.2           10.25     740.18       1-Mar-01        70
0018835447       20151201       177        75000        74512.45           11.259    864.69       1-Mar-01       72.8155
0018805416       20201201       237        90300        89974.71           10.775    918.28       1-Mar-01       75.5649
0018807156       20151201       177        40000        39714.61           10.25     435.99       1-Mar-01       46.5116
0018811927       20301201       357       112500        112369.7           10.675   1043.83       1-Mar-01        90
0018818633       20201201       237       131250       130815.96           11.425   1392.92       1-Apr-01        75
0018819680       20201201       237        80000        79704.21           10.6      804.09       1-Mar-01        80
0018792580       20301201       357        64600        64524.77           10.65     598.18       1-Mar-01        85
0018939470       20301201       357       152000       151783.33           10.1     1345.16       1-Apr-01       84.9162
0018795963       20301201       357       157500       157372.24           12.3     1656.53       1-Apr-01        75
0018590174       20151201       177        55200        54818.44           11.8      655.41       1-Mar-01        80
0018614024       20151201       177        66000        65530.08           10.75     739.83       1-Mar-01        80
0018624932       20301201       357       119000       118856.69           10.5     1088.54       1-Mar-01        85
0018581819       20301201       357        51000        50956.26           12.05     526.56       1-Feb-01        75
0018566836       20151201       177        63000        62635.51           12.5      776.49       1-Mar-01        63
0018573873       20301201       357       108800       108717.45           12.6     1169.63       1-Mar-01        80
0018528596       20151201       177       221000       219363.87            9.85    2354.64       1-Mar-01        85
0018522102       20301201       357        60000        59929.41           10.65     555.59       1-Mar-01        80
0018500892       20301201       357        87750        87682.67           12.55     939.93       1-Mar-01        65
0018798264       20201201       237        99000        98638.66           10.675   1000.07       1-Mar-01        90
0018954099       20301201       357       114000       113805.18           10.5     1042.81       1-Mar-01        60
0018431619       20301201       357        40400        40364.17           11.9      412.46       1-Mar-01        80
0018476739       20301201       357       131750       131586.37           10.35    1190.42       1-Mar-01        85
0018185397       20201201       237        63750        63511.95           10.5      636.47       1-Mar-01        85
0018656553       20301201       357       124200       123994.92            9        999.35       1-Mar-01        90
0017928672       20301201       357       104000       103860.86           10.355    940.08       1-Apr-01        80
0018097261       20301201       357        82500        82420.35           11.55     820.14       1-Mar-01        75
0018401547       20301201       357        50000        49954.43           11.775    505.67       1-Mar-01       70.922
0018411785       20301201       357        52500        52452.94           11.85     533.97       1-Mar-01        70
0018680249       20301201       357        52500        52454.43           11.999    539.99       1-Mar-01        75
0018699116       20151201       177       127800       126962.71           11.175   1466.65       1-Apr-01        90
0018699835       20301201       357        76000        75917.95           11        723.77       1-Mar-01        80
0018668418       20301201       357       160000       159798.06           10.275   1436.74       1-Mar-01       79.2079
0018671750       20201201       237        64300        64069.09           10.799    654.93       1-Apr-01       70.6593
0018781559       20301201       357       233000       232815.11           12.399   2468.47       1-Apr-01       69.5522
0018727800       20301201       357       225000       224709.95           10.176   2003.87       1-Mar-01        75
0018723692       20301201       357        93750         93668.7           12        964.33       1-Feb-01        75
0018698779       20301201       357        61200        61153.04           12.55     655.54       1-Mar-01        60
0018699009       20151201       177        68800        68316.96           10.425    757.32       1-Mar-01        80
0018702159       20301201       357        44000        43957.87           11.55     437.41       1-Mar-01        80
0018715649       20301201       357       249999       249666.05           10.99    2378.92       1-Apr-01       75.7573
0018719393       20301201       357       110400       110283.22           11.175   1065.99       1-Apr-01        80
0018782847       20301201       357       112500        112369.7           10.675   1043.83       1-Mar-01        90
0018736405       20301201       357        63700         63629.7           10.9      601.83       1-Mar-01       72.3864
0018712190       20201201       237       174600       173943.78           10.45    1737.32       1-Mar-01        90
0018712224       20151201       177        88000        87174.32           10.775    987.81       1-Mar-01       65.1852
0018750612       20301201       357       101100       100980.99           10.6      932.37       1-Mar-01       73.2609
0018754051       20301201       357        66300        66207.31           12.15     689.64       1-Mar-01        85
0018785980       20301201       357        60675        60628.44           12.55     649.92       1-Mar-01        75
0018772079       20201201       237        85200        84063.29           10.925    875.08       1-Jun-01        80
0018759613       20301201       357        60000        59943.78           11.65     601.06       1-Mar-01        80
0018772533       20201201       237        40200        40076.78           11.995     442.5       1-Mar-01        60
0018776849       20201201       237        61200        61016.27           12.15     680.28       1-Mar-01        85
0018955328       20201201       237       127200       126672.48           11.4     1347.75       1-Mar-01        80
0018885319       20151201       177        82500        81946.81           10.925    933.82       1-Apr-01       45.8333
0018903211       20201201       237       191000       190265.67           10.275   1878.13       1-Mar-01       79.5833
0018835868       20301201       357        96500        96388.22           10.675    895.38       1-Mar-01       83.913
0018842757       20301201       357        48900        48811.14           10.25      438.2       1-Mar-01       87.3214
0018930834       20301201       357       102000       101867.71           10.925     965.6       1-Mar-01        85
0018932301       20151201       177        43500        43224.78           11.55     509.55       1-Mar-01       43.5
0018865212       20301201       357        59500        59441.13           11.4      584.69       1-Mar-01       77.2727
0018802421       20301201       357        53550        53482.41           10.275    480.86       1-Mar-01        85
0018803841       20301201       357        83700        83603.81           10.76     781.96       1-Mar-01       69.75
0018812511       20201201       237       138000       137362.87           10.199   1349.98       1-Mar-01       83.6364
0018817338       20301201       357       465000       464191.53            8.75    3658.16       1-Mar-01       67.3913
0018910034       20301201       357       164000          163793           10.275   1472.66       1-Mar-01        80
0018788752       20301201       357       119000       118847.33           10.199   1061.86       1-Mar-01        85
0018789677       20151201       177        85000        84462.23           11.55     995.67       1-Mar-01       65.8915
0018792960       20301201       357        86000        85890.87           10.25     770.65       1-Mar-01        80
0018799775       20301201       357        77400        77306.87           10.499    707.96       1-Mar-01        90
0018800151       20151201       177        40000         39779.1           12.99     505.84       1-Mar-01       35.7143
0018898510       20151201       177       204000       201489.13           10.65    2274.03       1-Mar-01        85
0018703082       20301201       357       229000       228800.99           11.99    2353.77       1-Mar-01       73.871
0018735498       20201201       237        63000        62806.72           11.989    693.21       1-Mar-01       63.6364
0018591206       20201201       237       157250       156485.18            9.75    1491.55       1-Mar-01        85
0018879445       20301201       357        44000        43957.87           11.55     437.41       1-Mar-01       68.75
0018601682       20151201       177        49100        48742.55           10.85     553.46       1-Mar-01       81.8333
0018629899       20301201       357       124000       123839.26           10.15    1101.96       1-Mar-01        80
0018970970       20301201       357        77000        76872.87            9        619.56       1-Apr-01       66.9565
0018909002       20301201       357        57000         56932.9           10.6      525.67       1-Mar-01       58.7629
0018496406       20151201       177        55300        54931.73           10.999    628.51       1-Mar-01       73.7333
0018400994       20301201       357       103700       103585.57           10.9      979.74       1-Mar-01        85
0018849075       20301201       357        56250        56207.79           12.65     606.89       1-Mar-01        75
0018813550       20151201       177        98250        96837.05           10.25    1070.88       1-Mar-01        75
0018794669       20301201       357        54000        53937.45           10.675    501.04       1-Mar-01       25.7143
0018939033       20301201       357        93750        93671.36           12.15     975.17       1-Mar-01        75
0018566422       20201201       237        42375        42229.67           11.15     441.73       1-Mar-01        75
0018799718       20201201       237        51000        50843.58           11.99      561.2       1-Mar-01       42.5
0018677450       20301201       357        68400        68332.68           11.425    673.45       1-Mar-01        90
0018724708       20301201       357       195500       195238.31            9.999   1715.51       1-Mar-01        85
0018701821       20301201       357        97600        97523.43           12.45    1037.86       1-Mar-01        80
0018736793       20301201       357        68400        68328.73           11.25     664.35       1-Mar-01        90
0018759290       20201201       237       108000       107510.72            9        971.71       1-Mar-01        80
0018881375       20210101       238       399000       397773.85            9.5     3719.21       1-Mar-01       88.6667
0018978213       20310101       358       225250       225076.85           10.675   2089.98       1-Mar-01        85
0019038835       20310101       358        33750        33734.44           12.99     373.08       1-Mar-01        90
0019093384       20310101       358        43000         42968.5           10.9      406.26       1-Mar-01       84.3137
0018996629       20310101       358        53500        53471.21           12.3       562.7       1-Mar-01       70.3947
0018862946       20210101       238       117600       117324.33           10.925   1207.86       1-Apr-01        80
0018880302       20310101       358       361250       360900.57            9.599   3063.72       1-Mar-01        85
0018901942       20160101       178        40000         39819.1           10.75     448.38       1-Mar-01       62.5
0018902650       20310101       358       171000       170791.69           10.275   1535.52       1-Mar-01       71.25
0018943522       20210101       238       165750       165290.97           10.95    1705.22       1-Mar-01        85
0018996611       20310101       358        70000        69941.03           10.25     627.28       1-Mar-01       73.6842
0018636662       20301201       357        52000        51942.93           10.925    492.27       1-Mar-01       76.4706
0019116508       20210101       238       117000       116750.86           11.65    1259.84       1-Mar-01        90
0019002401       20310101       358       116450       116366.38           10.99    1108.11       1-Apr-01        85
0018909135       20310101       358        76500        76444.29           10.925     724.2       1-Mar-01        85
0018955807       20160101       178       115000       114475.08           10.65    1281.93       1-Mar-01       65.7143
0018958447       20310101       358       225280       225106.82           10.675   2090.26       1-Mar-01        80
0018960781       20160101       178        50000        49771.77           10.65     557.36       1-Mar-01       49.0196
0019130020       20310101       358       100750       100676.61           10.925    953.77       1-Mar-01       77.5
0019065903       20160101       178        40000        39853.53           12.99     505.84       1-Apr-01       53.3333
0019067610       20210101       238        81600        81420.35           11.4       864.6       1-Mar-01        85
0018966085       20310101       358        76500        76440.22           10.6      705.51       1-Mar-01       80.5263
0019012533       20310101       358        50000        49960.92           10.6      461.12       1-Apr-01       16.6667
0018892414       20310101       358       249000       248771.59            9.85    2157.61       1-Mar-01       62.25
0018914374       20310101       358        64000        63955.61           11.15     616.76       1-Mar-01        80
0018981472       20210101       238        53550        53423.47           10.925    550.01       1-Mar-01        90
0018982231       20310101       358        75750        75689.52           10.499    692.86       1-Apr-01       84.1667
0019003466       20210101       238        64000        63849.46           10.9      656.26       1-Apr-01        80
0019011139       20310101       358        40000        39966.29           10.25     358.45       1-Mar-01       72.7273
0018969923       20310101       358       202500       202335.71           10.425   1841.01       1-Apr-01        90
0019015585       20310101       358        61000        60968.61           12.499    650.98       1-Mar-01       84.7222
0018974022       20310101       358        52700        52668.03           11.9      538.03       1-Apr-01        85
0018974352       20310101       358        71200        71151.69           11.25     691.54       1-Mar-01        80
0018975482       20310101       358       180000       179838.56            9.999    1579.5       1-May-01        75
0019026137       20210101       238        87000        86798.06           11        898.01       1-Mar-01        75
0019034925       20210101       238        74000        73825.97           10.9      758.79       1-Apr-01       81.3187
0019022375       20310101       358       176000       173827.28            9.759   1513.28       1-Apr-01       59.661
0018955856       20210101       238        40000        39896.14           10.925    410.84       1-Mar-01       48.4848
0018957670       20310101       358       369750       369464.22           10.65    3423.79       1-Apr-01        85
0018915405       20160101       178        73600        73267.91           10.775    826.17       1-Mar-01        80
0018916502       20160101       178        72250        71930.44           10.99     820.74       1-Mar-01        85
0018918383       20310101       358        71400        71352.08           11.3       696.2       1-Mar-01        70
0019034024       20210101       238        80000        79823.29           11.375    846.27       1-Mar-01        80
0019023720       20310101       358        76500        76443.97           10.9      722.76       1-Mar-01        85
0019029479       20210101       238        60000        59859.34           10.925    616.26       1-Mar-01       53.0973
0019029222       20210101       238        49600        49484.87           11        511.97       1-Mar-01        80
0019043314       20310101       358       150000       149891.35           10.95    1422.83       1-Mar-01       55.5556
0019007350       20310101       358        49500        49425.81           11.9      505.36       1-Mar-01        75
0019046242       20160101       178        80000        79722.47           13.55    1041.32       1-Mar-01       66.6667
0019011360       20160101       178        63900        63606.27           10.675     713.3       1-Mar-01        90
0019167642       20210101       238        97500         97296.5           11.8        1060       1-Mar-01        75
0019035773       20310101       358       179350       179215.06           10.775   1677.58       1-Mar-01        85
0018942813       20310101       358       249999       249568.04            9.85    2166.27       1-Mar-01       83.333
0018946558       20301201       357        72000         71939.6           12.15     748.93       1-Apr-01        80
0018947697       20210101       238       161500       161132.48           11.15    1683.51       1-Apr-01        85
0018951459       20160101       178        48000        47784.41           10.825    540.31       1-Mar-01        80
0019013051       20210101       238        92000        91700.51           11.55     984.29       1-Mar-01        80
0018261263       20310101       358        69000        68950.55           11        657.11       1-Feb-01       73.5608
0018975334       20160101       178        50000        49727.93           10.6      555.81       1-Apr-01       55.5556
0018935379       20210101       238       105400       105171.03           11.5     1124.02       1-Mar-01        85
0018935742       20210101       238        61000        60851.91           10.659    615.55       1-Mar-01       67.7778
0018882431       20310101       358        80000        79950.28           11.65     801.41       1-Mar-01        80
0019038942       20310101       358        50000        49942.39           10.8      468.63       1-Mar-01       80.6452
0019047547       20310101       358        87770        87673.76            9        706.22       1-Mar-01       72.5372
0019050889       20310101       358       182750       182623.42           11.155   1761.81       1-Mar-01        85
0019041458       20310101       358        52000        51956.19           10.25     465.98       1-Apr-01       63.4146
0019052752       20310101       358       112500       112400.05           10        987.27       1-Mar-01        90
0019055672       20310101       358        51850        51814.04           11.15     499.67       1-Mar-01        85
0018952762       20310101       358       168000       167880.93           11.05    1606.26       1-Mar-01        80
0018962688       20310101       358        62000        61954.85           10.925    586.93       1-Apr-01       68.8889
0018975854       20310101       358       235000        234767.9            9.5     1976.01       1-Apr-01       88.6792
0018979732       20310101       358        71100        71040.11           10.25     637.13       1-Mar-01        90
0018979906       20310101       358        70200        70156.61           11.675    704.58       1-Mar-01        90
0019034040       20210101       238        56000        55870.86           11.05     579.94       1-Mar-01        80
0019042522       20160101       178        60200        59925.22           10.65     671.06       1-Mar-01       50.1667
0019046150       20310101       358        78750        78711.52           13.05     874.22       1-Mar-01        75
0019046713       20310101       358        95200        95133.99           11.15     917.42       1-Mar-01        85
0018812503       20310101       358        85700        85633.76           10.65     793.56       1-Mar-01       77.9091
0018955245       20310101       358        86700        86603.06           11.19     838.14       1-Mar-01        85
0018985903       20160101       178        55000         54778.7           12         660.1       1-Apr-01       63.5838
0018986893       20210101       238       196000       195540.55           10.925    2013.1       1-Mar-01        56
0018996975       20310101       358       117000       116914.79           10.925    1107.6       1-Mar-01        90
0019082882       20210101       238        63075        62917.12           10.425    626.56       1-Mar-01       72.5
0018995605       20160101       178        45750         45516.8           12.05     550.55       1-Apr-01        75
0019003565       20210101       238       180000       179508.33            9.75    1707.34       1-Mar-01       43.0622
0018829069       20310101       358        66300         66166.1           11.55      659.1       1-Mar-01        60
0018910158       20310101       358       106000       105905.81           10        930.23       1-Mar-01       79.6992
0018838326       20310101       358       167000       166849.24            9.925    1456.3       1-Mar-01       81.4634
0019117183       20210101       238       111800       111528.29           10.65    1127.48       1-Apr-01       58.8421
0019059955       20210101       238       168300        167840.3            9.75    1596.36       1-Apr-01        90
0019063353       20210101       238        79900        79704.54           10.6      803.08       1-Mar-01        85
0018869792       20301201       357       101500       101402.83           11.55    1009.02       1-Mar-01        70
0018969642       20160101       178        44000        43827.92           12.3       536.6       1-Mar-01       66.6667
0018928226       20210101       238        48000        47897.79           11.65     516.86       1-Mar-01        80
0018944181       20301201       357        59200        59133.25           10.8      554.85       1-Mar-01        80
0018916023       20160101       178        75700        75357.65           10.75     848.56       1-Mar-01       83.1868
0018923383       20310101       358        78400        78339.72           10.675    727.44       1-Mar-01        80
0018862649       20310101       358        68800        68752.38           11.159    663.48       1-Mar-01        80
0019026541       20310101       358        55250        55215.67           11.65     553.47       1-Apr-01        85
0018793083       20310101       358        75200        75141.64           10.7      699.16       1-Mar-01       82.6374
0019117068       20210101       238        68000         67844.1           11.15     708.85       1-Apr-01       70.8333
0019120781       20310101       358       119000       118911.44           10.825   1117.56       1-Mar-01        85
0018782300       20210101       238        84000        83799.26           10.779    854.45       1-Mar-01        80
0018926410       20210101       238       165000       164613.22           10.925    1694.7       1-Apr-01       89.1892
0019178284       20310101       358        78750         78705.2           12.05     813.07       1-Mar-01        75
0018784546       20301201       357        41250        41213.95           11.999    424.28       1-Mar-01        55
0019057694       20210101       238        56800        56676.59           11.5      605.74       1-Apr-01        80
0018710525       20310101       358       103550       103459.75           10.09     915.62       1-Mar-01       66.8065
0018744623       20310101       358        63875        63837.63           11.925    653.35       1-Apr-01       87.5
0018881292       20310101       358       116000       115913.19           10.8     1087.21       1-Mar-01        80
0018883132       20160101       178       180000       179197.19           10.9     2034.59       1-Apr-01        75
0018511790       20310101       358        60800        60756.42           11        579.02       1-Apr-01        80
0018538983       20310101       358       108800       108764.48           14.5     1332.32       1-Mar-01        80
0018652933       20310101       358        62500        62451.17           10.6      576.39       1-Mar-01       81.1688
0018637322       20310101       358        40000        39974.58           11.55     397.65       1-Apr-01       72.7273
0018449355       20310101       358       135000       134901.15           10.9     1275.45       1-Mar-01        75
0019045004       20310101       358        93900        93820.91           10.25     841.44       1-Mar-01       60.1923
0019045509       20310101       358        68850        68798.47           10.799    645.24       1-Mar-01        85
0018668202       20310101       358        40000        39968.63           10.6      368.89       1-Mar-01       33.0579
0018922997       20210101       238       148800       148423.93           10.35    1470.63       1-Mar-01        60
0018999888       20210101       238       106950       106693.46           10.75    1085.79       1-Apr-01       81.0227
0019055334       20210101       238        40000        39913.67           11.55     427.96       1-Mar-01       14.2857
0019073394       20160101       178        68800        68504.37           11.3      794.99       1-Mar-01        80
0019049618       20310101       358        90000        89928.14           10.499     823.2       1-Mar-01        90
0019057975       20210101       238        63000        62843.86           10.5      628.98       1-Mar-01        90
0019061167       20310101       358        99900        99821.93           10.599    921.23       1-Apr-01        90
0018863399       20310101       358       126000       125855.15           10.795   1180.46       1-Mar-01        63
0018857854       20310101       358       128200       128106.12           10.9     1211.21       1-Mar-01       71.6201
0018820894       20210101       238        86500        86288.39           10.6      869.42       1-Mar-01       64.0741
0018830158       20310101       358        62250        62216.87           12.35     657.14       1-Mar-01        75
0018744961       20160101       178        41500         41314.9           10.9      469.09       1-Mar-01       59.2857
0018748657       20310101       358        46500         46471.1           11.65     465.82       1-Apr-01        75
0018629139       20210101       238       136000        135710.4           11.65    1464.43       1-Mar-01        85
0018487736       20310101       358       151200       150981.46            8.75     1189.5       1-Mar-01        90
0018879585       20310101       358        50000        49968.23           11.55     497.06       1-Mar-01       42.3729
0018908681       20310101       358        60000        59964.07           11.85     610.25       1-Mar-01        60
0019123165       20160101       178       162500       161725.09           10.175   1763.68       1-Mar-01       80.8458
0019000090       20160101       178        40000        39829.71           11.4      464.74       1-Mar-01       61.5385
0019005412       20310101       358       112000       111904.13           10.175     997.4       1-Mar-01        80
0018917955       20210101       238       118845       117936.13           10.4     1178.56       1-Mar-01       79.23
0018928887       20210101       238       137000       136646.88           10.199    1340.2       1-Mar-01       50.7407
0018948075       20310101       358        72250        72194.25           10.659    669.51       1-Mar-01        85
0018867002       20210101       238        80000         79598.5            9        719.79       1-Apr-01       72.7273
0018681874       20160101       178        60000        59695.72            9.5      626.54       1-Apr-01       70.5882
0018924779       20310101       358        61500        61461.78           11.65     616.08       1-Mar-01        75
0018934836       20310101       358        61200         61154.7           10.85      575.9       1-Mar-01        85
0018957860       20210101       238        53000        52875.76           10.925    544.36       1-Apr-01       74.6479
0019085745       20310101       358       360000       359669.79            9.85    3119.43       1-Mar-01        90
0019085901       20310101       358        85000           84946           11.55        845       1-Mar-01       56.2914
0019096254       20310101       358       116000       115869.52           11.175   1120.07       1-Apr-01       77.3333
0018704429       20310101       358        76000        75903.56           10.25     681.04       1-Mar-01       85.3933
0018888545       20301201       357        65000        64923.48           10.6      599.45       1-Feb-01       82.2785
0018665273       20160101       178        86400        85990.82           10.25     941.72       1-Mar-01        80
0018698977       20310101       358        96300        96228.99           10.9      909.82       1-Mar-01        90
0018703413       20310101       358        90100        90034.02           10.9      851.25       1-Mar-01        85
0018809319       20310101       358        52000        51961.91           10.9      491.29       1-Mar-01       72.2222
0018922575       20160101       178        47500        47323.81           12.855    596.47       1-Mar-01       31.6667
0018928309       20310101       358       190000       189840.82           10.275   1706.13       1-Mar-01       74.8031
0018659250       20310101       358       160000       159833.44            9.25    1316.29       1-Mar-01       69.5652
0018794420       20160101       178        40000         39283.2           11.25     460.94       1-Mar-01       47.0588
0018796946       20310101       358        81000        80931.76           10.25     725.85       1-Mar-01       50.625
0018808147       20310101       358       157250       157149.56           11.525   1560.24       1-Mar-01        85
0018816215       20310101       358        56000        55958.08           10.799    524.82       1-Mar-01        80
0018644799       20301201       357        76000        75925.88           11.525    754.08       1-Mar-01        80
0018782060       20310101       358       102850       102778.69           11.15     991.14       1-Mar-01        85
0018955724       20310101       358       160000       159851.64            9.799   1380.41       1-Mar-01       52.459
0018967109       20210101       238        75000        74595.56           12        825.82       1-Apr-01       63.5593
0018978445       20160101       178        40001        39824.07           10.99      454.4       1-Apr-01       32.0008
0018708339       20310101       358        46200        46173.23           11.99     474.87       1-Mar-01        70
0018861070       20160101       178       100300        99677.57           10.65    1118.07       1-Apr-01        85
0018466193       20160101       178        67900        67586.59           11.5      793.21       1-Mar-01       78.046
0018893222       20160101       178       100000        99551.98           10.9     1130.33       1-Apr-01        80
0019032747       20160101       178        75000        74653.67           10.65     836.04       1-Mar-01        60
0018736629       20310101       358        59700        59649.97           10.275    536.09       1-Mar-01       82.9167
0018825547       20310101       358        57000        56859.75           11.175    550.38       1-Mar-01        75
0018832774       20310101       358        86400        86172.17           10.925    817.92       1-Apr-01        80
0019012855       20160101       178        40000        39804.48           11.65      471.1       1-Mar-01       63.4921
0018829465       20210101       238        89250         88943.4           10.85     912.14       1-Mar-01        85
0018839340       20310101       358        50375        50350.14           12.8      549.39       1-Mar-01        65
0018856039       20160101       178        48750        48552.93           12        585.09       1-Mar-01        75
0018910364       20310101       358        51000         50967.6           11.55        507       1-Mar-01        75
0018858407       20160101       178       112000       111477.17           11.5     1308.38       1-Mar-01       62.2222
0018922617       20310101       358        60000        59961.88           11.55     596.47       1-Mar-01       73.1707
0018882753       20160101       178        40000        39822.01           10.925    452.76       1-Mar-01       70.1754
0018895607       20310101       358       244000       243783.16            9.999    2141.1       1-Mar-01        80
0019058346       20310101       358        53200         53159.1           10.675    493.62       1-Mar-01       85.8065
0019058395       20210101       238        44500        44393.93           10.799    453.26       1-Mar-01       37.0833
0019067826       20310101       358        55000        54959.94           10.925    520.67       1-Mar-01       50.4587
0018957399       20310101       358        59500         59453.5           10.6      548.73       1-Mar-01        85
0018689430       20301201       357       101915       101804.71           10.99      969.8       1-Feb-01        85
0018810705       20310101       358        52500        52467.54           11.675    526.93       1-Mar-01        75
0018816926       20310101       358       204000       203851.45           10.925   1931.19       1-Mar-01        85
0018453035       20310101       358        57600        57489.43           10.925    545.28       1-Mar-01        80
0018812362       20160101       178        59200         58938.4           11        672.87       1-Mar-01        80
0018845495       20310101       358        73500        73457.63           11.99     755.47       1-Mar-01        75
0018862979       20210101       238       106250       106000.11           10.9     1089.48       1-Mar-01        85
0018883652       20301201       357       124000        123855.6           10.65    1148.21       1-Mar-01        80
0018893156       20310101       358        45000        44965.22           10.65     416.69       1-Mar-01       56.25
0018963207       20310101       358       283000       282734.86            9.75    2431.41       1-Mar-01       76.4865
0019009547       20160101       178        42000        41810.93           10.8      472.11       1-Mar-01       55.8511
0018494955       20310101       358        40000        39975.12           11.65     400.71       1-Mar-01       31.25
0018551838       20310101       358        51000        50961.83           10.799    477.96       1-Mar-01        85
0018344713       20310101       358        60750        60710.11           11.4      596.98       1-Mar-01        75
0018835496       20301201       357        62400        62326.49           11.05     596.61       1-Mar-01        80
0018543066       20310101       358        44000        43974.69           12        452.59       1-Mar-01        55
0018799635       20310101       358       408000       407669.01           10.425   3709.28       1-Mar-01        85
0018818310       20201201       237       369000       367528.12            9.99    3558.49       1-Apr-01        90
0018902908       20310101       358        85000        84934.65           10.675    788.68       1-Mar-01       77.2727
0018978338       20310101       358       105000       104920.57           10.75     980.16       1-Mar-01       63.6364
0018900704       20210101       238        65000        64833.57           10.25     638.07       1-Mar-01       51.5873
0018982009       20310101       358       130498       130386.29           10.175   1162.13       1-Apr-01       89.9986
0018815167       20301201       357       249999       249679.26           10.75     2333.7       1-Mar-01       79.3648
0018676874       20310101       358       210000       209843.22           10.81    1969.79       1-Mar-01       69.5364
0018677757       20210101       238       102000       101778.42           11.5     1087.76       1-Mar-01        75
0018746115       20310101       358       165000       164853.35            9.999   1447.88       1-Mar-01        75
0018747931       20310101       358       144000       143886.88           10.575   1325.31       1-Apr-01        75
0018880583       20310101       358       121000       120908.65           10.759   1130.34       1-Mar-01       75.1553
0018800268       20301201       357       155000       154781.51            9.755   1332.26       1-Mar-01       77.5
0018911412       20310101       358        55250        55175.38           10.6      509.53       1-Apr-01        85
0018932251       20310101       358        83250        83158.71            9        669.85       1-Mar-01        75
0018973750       20210101       238        96300        96058.97           10.425     956.6       1-Apr-01        90
0018967547       20151201       177        41700        41413.43           10.659    465.08       1-Mar-01       32.5781
0019101757       20310101       358        92000        91950.49           12.3      967.63       1-Apr-01        80
0019115559       20310101       358       193500       193320.57            9.799   1669.44       1-Mar-01        90
0018847590       20301201       357        56000        55936.84           10.799    524.82       1-Mar-01        80
0018628362       20301201       357        40000        39965.31           12        411.45       1-Mar-01       66.6667
0018535237       20301201       357       178490       178303.48           11.15    1720.07       1-Mar-01        65
0018489500       20301201       357        71400        71316.85           10.65     661.15       1-Mar-01        85
0018698761       20310101       358       110000       109912.66           10.525   1008.27       1-Mar-01       75.8621
0018880252       20301201       357       104250       104149.08           11.5     1032.38       1-Mar-01        75
0019134329       20160101       178       143000       142348.78           10.675   1596.27       1-Mar-01       89.375
0019110527       20310101       358        58500        58455.75           10.75     546.09       1-Mar-01        90
0019190131       20310101       358       265000       264773.18           10.175   2359.91       1-Apr-01       56.9892
0018679274       20301201       357       104000       103899.32           11.5     1029.91       1-Mar-01        80
0018670208       20301201       357       109200       109083.38           11.05    1044.07       1-Mar-01       88.0645
0019113976       20310101       358        70400        70349.55           11        670.44       1-Mar-01        80
0019154335       20160101       178       140250       139572.93           10.925   1587.48       1-Mar-01       82.5
0019024660       20310101       358       130900       130798.85           10.651    1212.2       1-Apr-01        85
0018770248       20301201       357       200000       199755.55           10.425   1818.28       1-Mar-01        80
0018695080       20210101       238        68000        67853.26           11.55     727.52       1-Apr-01        80
0018724898       20310101       358        52000         51959.8           10.65     481.51       1-Mar-01       69.3333
0019134790       20310101       358       161500       159750.32           11.4     1587.01       1-Mar-01       68.7234
0019146984       20160101       178        46000        45795.29           10.925    520.68       1-Mar-01       30.6667
0018935981       20310101       358        66000        65925.71            8.875    525.13       1-Mar-01       36.6667
0019094382       20310101       358       390000       388894.53            8.9     3110.01       1-Apr-01        78
0018816454       20310101       358       262500       262206.11            8.9     2093.28       1-Mar-01       66.4557
0018997155       20310101       358        66500        66429.31            9.15     542.27       1-Feb-01       30.9302
0018773226       20310101       358       364000       363630.49            9.375   3027.57       1-Mar-01        80
0019233956       20310101       358       200100       199908.51            9.65     1704.5       1-Apr-01        87
0019158575       20310101       358        76800        76726.89            9.675    655.61       1-Mar-01        80
0018903401       20310101       358       192000       191827.59            9.95    1677.85       1-Mar-01        80
0019004902       20310101       358       243000       242783.64            9.99    2130.71       1-Mar-01       89.8004
0019083898       20310101       358       176000       175847.78           10.126   1560.94       1-Mar-01        80
0019169689       20310101       358       202500       202279.43           10.175   1803.33       1-Mar-01        90
0019007541       20160101       178       191000        190091.2           10.199   2075.82       1-Apr-01       65.8621
0018978056       20160101       178        94500        94052.45           10.25    1030.01       1-Mar-01        90
0018915207       20210101       238        85500        85281.07           10.25     839.31       1-Mar-01        90
0019122605       20310101       358       205000       204827.33           10.25    1837.01       1-Apr-01       84.7107
0019219179       20310101       358        81000        80931.76           10.25     725.85       1-Apr-01        90
0019170737       20210101       238        77600        77401.53           10.259    762.23       1-Mar-01        80
0019119866       20210101       238        58000        57851.96           10.275    570.33       1-Mar-01       54.2056
0019165463       20310101       358       140250       140133.12           10.3        1262       1-Mar-01        85
0019256270       20160101       178       124500       123915.77           10.35    1364.67       1-Mar-01       57.3733
0018970350       20210101       238       143000       142551.15           10.35    1413.31       1-Mar-01       68.75
0018891184       20210101       238       107200        106887.7           10.35    1059.49       1-Mar-01        80
0019033851       20310101       358       127500       127394.89           10.35    1152.02       1-Apr-01        85
0019017672       20310101       358       103700        103614.5           10.35     936.98       1-Mar-01        85
0018891234       20310101       358       104100       104014.17           10.35     940.59       1-Apr-01       59.8276
0018941906       20210101       238       140000        139649.6           10.425   1390.69       1-Mar-01       87.5
0019104389       20310101       358       104000       103915.62           10.425    945.51       1-Mar-01        80
0019142173       20310101       358       104000       103915.62           10.425    945.51       1-Apr-01        80
0019267442       20310101       358        82000        81934.52           10.499    750.03       1-Mar-01       88.172
0018890814       20160101       178        76800        76444.55           10.5      848.95       1-Mar-01        80
0018535922       20210101       238        56000         55861.2           10.5       559.1       1-Mar-01        80
0018994194       20160101       178       115600       115066.21           10.525   1279.64       1-Mar-01        85
0018974360       20210101       238       153000       152481.32           10.525    1530.1       1-Apr-01        85
0018779439       20210101       238       154000       153619.56           10.525    1540.1       1-Mar-01        80
0019163658       20310101       358       107100       107015.97           10.58      986.1       1-Mar-01        85
0019168640       20210101       238        68800        68631.68           10.6      691.52       1-Mar-01        80
0019111558       20310101       358        54400         54357.5           10.6      501.69       1-Mar-01        80
0018972760       20310101       358        64400        64349.68           10.6      593.92       1-Mar-01       77.5904
0019150952       20160101       178        49600         49373.6           10.65      552.9       1-Mar-01        80
0019231778       20210101       238        40000        39902.77           10.65      403.4       1-Mar-01       44.4444
0019077676       20310101       358        59825        59778.63           10.65     553.97       1-Apr-01       81.3946
0019096452       20310101       358        62000        61951.17           10.65     574.11       1-Mar-01        80
0019040781       20310101       358        68000        67946.77           10.65     629.67       1-Mar-01        85
0019080878       20160101       178        50900        50542.75           10.675    568.19       1-Apr-01       78.3077
0018834457       20210101       238       158000       157617.27           10.675   1596.06       1-Mar-01       86.8132
0019007269       20310101       358       142800       142690.22           10.675   1324.97       1-Mar-01        85
0019228188       20310101       358       216000       215833.94           10.675   2004.16       1-Mar-01        90
0019028745       20310101       358        68400        68347.06           10.675    634.65       1-Mar-01        80
0019031814       20310101       358       110700       110615.08           10.685   1027.96       1-Mar-01        90
0019077205       20210101       238        56250        56111.11           10.75     571.07       1-Mar-01        75
0018953950       20310101       358       108500       108417.93           10.75    1012.83       1-Mar-01        70
0018285700       20310101       358        85600        85535.61           10.775    800.67       1-Apr-01        80
0019170919       20160101       178       180000       178204.06           10.799   2023.22       1-Mar-01       55.3846
0019213099       20160101       178        69600        69286.66           10.799    782.31       1-Mar-01        80
0019038843       20210101       238        60000           59857           10.799    611.13       1-Mar-01       61.8557
0019154285       20310101       358        64000         63952.1           10.799    599.79       1-Mar-01        80
0018984989       20310101       358        41250        41219.12           10.799    386.59       1-Mar-01        75
0019195288       20210101       238        47880        47765.89           10.8      487.72       1-Mar-01        84
0019153329       20210101       238        42500        42398.73           10.85     434.35       1-Mar-01        85
0018696419       20310101       358        93500        93430.93           10.875    881.61       1-Mar-01        85
0019168053       20160101       178        76050         75710.8           10.9      859.62       1-Mar-01        65
0019243500       20160101       178       104800       104332.57           10.9     1184.59       1-Apr-01        80
0019123207       20160101       178        84000        83625.35           10.9      949.48       1-Mar-01       84.8485
0018963033       20160101       178        93100        92684.76           10.9     1052.34       1-Mar-01       50.3243
0019008465       20210101       238       121600       121314.01           10.9     1246.88       1-Mar-01        80
0019119296       20210101       238        40000        39409.14           10.9      410.16       1-Mar-01       38.0952
0019059096       20310101       358        69700        69648.97           10.9      658.51       1-Apr-01        85
0018970137       20310101       358        87550        87485.89           10.9      827.16       1-Apr-01        85
0019112820       20310101       358        71200        71101.31           10.9      672.68       1-Mar-01        80
0019066653       20160101       178        79200        78847.58           10.925    896.46       1-Mar-01        90
0018865790       20210101       238        95200        94976.85           10.925    977.79       1-Mar-01        80
0018755306       20310101       358        96000        95929.88           10.925     908.8       1-Apr-01        80
0018977637       20310101       358        73950        73896.14           10.925    700.06       1-Mar-01        85
0019097559       20310101       358        90000        89934.46           10.925       852       1-Apr-01       81.8182
0019110857       20310101       358        40000        39971.03           10.95     379.42       1-Apr-01       38.0952
0019070457       20160101       178        62800        62522.24           10.99     713.39       1-Mar-01        80
0019038959       20160101       178        45000        44800.15           10.99     511.19       1-Apr-01       67.1642
0019176569       20210101       238       146000       145660.67           10.99    1506.01       1-Mar-01       67.907
0019217363       20310101       358        65000        64953.33           10.99     618.52       1-Mar-01       22.807
0019249820       20310101       358        69000        68950.54           10.999    657.06       1-Apr-01       71.875
0019232982       20310101       358        40000        39971.33           10.999     380.9       1-Apr-01       45.7143
0019159151       20310101       358        44250        44218.29           10.999    421.37       1-Mar-01        75
0018816629       20160101       178        67500        67201.72           11        767.21       1-Mar-01        90
0019111061       20310101       358        50400        50363.88           11        479.98       1-Mar-01        80
0018792812       20310101       358        50000        49964.16           11        476.17       1-Mar-01       41.6667
0019099332       20310101       358       191750       191614.12           11.05    1833.33       1-Mar-01        65
0018960955       20310101       358        42500        42470.52           11.15     409.57       1-Feb-01        85
0019012012       20310101       358        61500        61457.34           11.15     592.67       1-Mar-01        75
0019130178       20310101       358        76500         76448.1           11.25     743.02       1-Mar-01        85
0019040583       20160101       178       104000       103480.33           11.3     1201.73       1-Mar-01        80
0018843938       20310101       358       148000       147900.69           11.3     1443.09       1-Apr-01        80
0019079839       20310101       358        77400         77348.9           11.375    759.12       1-Mar-01        90
0018994772       20160101       178        64000        63727.55           11.4      743.58       1-Apr-01        80
0018733303       20210101       238       148800       148472.43           11.4     1576.61       1-Mar-01        80
0018886002       20310101       358        41250        41222.91           11.4      405.36       1-Apr-01        75
0019048982       20310101       358        40000        39966.74           11.4      393.07       1-Mar-01       70.1754
0018953745       20310101       358        42500        42472.09           11.4      417.64       1-Mar-01       32.6923
0019056050       20310101       358        60000        59961.46           11.5      594.18       1-Apr-01       74.0741
0018809657       20160101       178        44000        43814.86           11.525    514.71       1-Mar-01       63.7681
0019027523       20160101       178        45960        45767.07           11.55     538.37       1-Mar-01        80
0019166073       20310101       358        42000        41973.31           11.55     417.53       1-Mar-01        70
0019042696       20210101       238        68800        68652.01           11.575    737.27       1-Mar-01        80
0019101096       20210101       238       111200       110961.06           11.599   1193.47       1-Mar-01        80
0019134527       20160101       178        68000        67717.23           11.65     800.87       1-Mar-01        80
0019038017       20310101       358        75000        74953.39           11.65     751.32       1-Feb-01        75
0018844498       20310101       358        76000        75953.03           11.675    762.79       1-Mar-01        80
0019213446       20160101       178       104000       103468.58           11.7     1228.18       1-Mar-01        80
0018974972       20160101       178        77000         76177.9           11.75     911.79       1-Mar-01        70
0019191402       20160101       178        44000        43689.63           11.775    521.73       1-Mar-01        80
0019140680       20310101       358        72000        71956.71           11.8      729.54       1-Mar-01        75
0019237411       20310101       358        92400        92344.54           11.809    936.88       1-Mar-01        55
0018878421       20160101       178        80000        79625.45           11.85     952.43       1-Mar-01        80
0019214550       20210101       238        70400        70255.51           11.925    771.49       1-Mar-01        80
0018721415       20310101       358        55200        55167.72           11.925    564.61       1-Mar-01        80
0019067230       20160101       178        50400        50197.01           11.99     604.57       1-Mar-01        80
0019056522       20310101       358        60000        59965.41           11.99     616.71       1-Mar-01        75
0018890673       20310101       358        40000        39962.78           11.999    411.42       1-Mar-01       74.0741
0018816587       20210101       238        42500        42413.63           12        467.97       1-Mar-01       33.2031
0019085042       20210101       238        47200        47104.74           12.05     521.36       1-Mar-01        80
0019145853       20310101       358        59200        59166.52           12.125    614.65       1-Mar-01        80
0018907782       20310101       358        59250        59218.04           12.289    622.67       1-Mar-01        75
0018910182       20210101       238        40000        39921.94           12.3      448.83       1-Mar-01       66.6667
0018964064       20160101       178        40500        40244.27           12.55      500.5       1-Mar-01        75
0019131184       20210101       238        44100        44016.91           12.56     502.91       1-Mar-01        70
0018956367       20160101       178        58500        58280.82           12.75     730.57       1-Mar-01       61.5789
0019128206       20160101       178        52000        51806.11           12.8       651.1       1-Apr-01        65
0019092519       20310101       358        69000         68966.8           12.8      752.51       1-Mar-01        75
0019227362       20160101       178        51800         51626.3           13.9      686.37       1-Mar-01        70
0018975052       20310101       358       196000       195825.48            9.99     1718.6       1-Mar-01       78.4
0019212695       20310101       358       602000       601465.04            9.999   5282.54       1-Mar-01        70
0019040161       20310101       358       215000       214808.94            9.999   1886.62       1-Mar-01       79.6296
0019162775       20310101       358       189000       188835.61           10.1      1672.6       1-Mar-01       78.75
0018726091       20310101       358       181050       180892.54           10.1     1602.24       1-Mar-01        85
0018838946       20310101       358       117300       117199.59           10.175    1044.6       1-Mar-01        85
0019132638       20310101       358        88738        88663.24           10.25     795.19       1-Mar-01       80.6709
0019233543       20310101       358       148000       147877.39           10.35    1337.25       1-Mar-01       84.5714
0019083054       20310101       358       153000       152722.56           10.35    1382.43       1-Mar-01        85
0019123603       20310101       358       127000       126895.49           10.359   1148.36       1-Mar-01       84.6667
0019235688       20310101       358       150450       150327.94           10.425    1367.8       1-Mar-01        85
0019021153       20310101       358       268600       267729.94           10.425   2441.95       1-Mar-01       76.7429
0019193556       20310101       358       270000       269780.97           10.425   2454.67       1-Mar-01        90
0019180066       20310101       358       215000       214825.57           10.425   1954.65       1-Mar-01       78.1818
0019215763       20310101       358       292500        292262.7           10.425   2659.23       1-Mar-01        90
0019049808       20310101       358        43200        43164.95           10.425    392.75       1-Apr-01        90
0018999037       20310101       358       171000       170861.26           10.425   1554.63       1-Mar-01       71.25
0018899310       20310101       358        54400        54355.86           10.426    494.62       1-Apr-01        80
0019211358       20160101       178       145000       144324.87           10.435      1597       1-Mar-01       80.5556
0019113877       20310101       358       102000       101917.68           10.45     929.23       1-Mar-01        85
0019175199       20310101       358        90000        89928.14           10.499     823.2       1-Apr-01       66.6667
0019075142       20310101       358       255000       254796.43           10.5     2332.59       1-Apr-01       84.1584
0019098342       20310101       358       105000       104916.17           10.5      960.48       1-Mar-01       67.7419
0019152420       20310101       358        48450        48358.23           10.525     444.1       1-Mar-01        85
0019093392       20310101       358       101150       101069.69           10.525    927.15       1-Apr-01        85
0019080779       20310101       358       108375       108288.94           10.525    993.38       1-Mar-01        85
0019283852       20310101       358       158950       158823.79           10.525   1456.95       1-Apr-01        85
0019171941       20310101       358        94000        93926.15           10.575    865.14       1-Apr-01       89.5238
0019233105       20310101       358        85850        85782.93           10.6      791.73       1-Mar-01        85
0018975995       20310101       358        73500        73442.57           10.6      677.84       1-Mar-01        75
0019286186       20310101       358        91800        91728.26           10.6      846.61       1-Mar-01        85
0018723478       20310101       358        70000         69945.3           10.6      645.56       1-Mar-01       73.6842
0018833418       20310101       358       195500       195348.89           10.65    1810.28       1-Mar-01        85
0019099944       20310101       358        86000        85423.27           10.65     796.34       1-Apr-01       66.1538
0018870923       20310101       358        72250        72194.15           10.65     669.02       1-Mar-01        85
0019216860       20310101       358        79775        79707.66           10.65      738.7       1-Mar-01       84.418
0018818716       20310101       358       128350        128250.8           10.65    1188.49       1-Mar-01        85
0019025188       20310101       358        97750        97674.45           10.65     905.14       1-Mar-01        85
0018995589       20310101       358       318750       318453.75           10.65    2951.54       1-Mar-01        85
0019020874       20310101       358       238000       237750.88           10.655   2204.71       1-Mar-01       79.3333
0019076967       20310101       358        88900        88831.42           10.659    823.79       1-Mar-01       67.3485
0019321843       20310101       358       112500       112413.52           10.675   1043.83       1-Mar-01        75
0019160340       20310101       358       116250       116160.62           10.675   1078.63       1-Mar-01        75
0019215029       20310101       358       112500       112413.52           10.675   1043.83       1-Mar-01        90
0019221902       20310101       358       139500       139392.76           10.675   1294.35       1-Mar-01        90
0018927160       20310101       358       400000        399692.5           10.675    3711.4       1-Mar-01       53.3333
0019164730       20310101       358       130000       129900.06           10.675   1206.21       1-Apr-01       55.0847
0019160449       20210101       238       127500       127181.37           10.75    1294.42       1-Mar-01        85
0019081520       20310101       358        92650        92579.91           10.75     864.88       1-Mar-01        85
0019230788       20310101       358       156000       155881.99           10.75    1456.24       1-Mar-01       74.2857
0019101799       20310101       358       101000        100923.6           10.75     942.82       1-Mar-01       46.9767
0019033976       20310101       358       100001        99925.34           10.75      933.5       1-Mar-01       42.0172
0019116953       20310101       358       107400       107318.61           10.75    1002.56       1-Mar-01       69.2903
0019148469       20310101       358       124000       123906.21           10.75    1157.52       1-Mar-01        80
0019201748       20310101       358       135000       134897.89           10.75     1260.2       1-Mar-01        75
0018937318       20310101       358        93750        93679.15           10.755     875.5       1-Mar-01        75
0018974055       20310101       358        99000        98911.77           10.779    926.31       1-Mar-01        90
0019199587       20310101       358        69700        69647.83           10.799    653.21       1-Mar-01        85
0019174531       20160101       178       185500       184630.09           10.8     2085.15       1-Mar-01       68.9591
0018916999       20210101       238       140000       139666.39           10.8     1426.06       1-Mar-01        80
0019039395       20310101       358        59000        58955.84           10.8      552.98       1-Apr-01       43.3824
0019222967       20310101       358       134500       134399.35           10.8      1260.6       1-Mar-01       72.7027
0019060516       20310101       358       128000       127803.37           10.85    1204.49       1-Apr-01        80
0019203090       20310101       358       187200       187061.44           10.85    1761.57       1-Mar-01        80
0019189117       20310101       358       184500       184363.01           10.9     1743.11       1-Mar-01        90
0019139047       20310101       358       122400       122310.37           10.9     1156.41       1-Mar-01        80
0019034347       20310101       358       102900       102824.64           10.9      972.18       1-Mar-01       51.45
0019073949       20310101       358        74000        73944.94           10.9      699.14       1-Apr-01       78.7234
0018796201       20160101       178        62000        61724.11           10.925    701.78       1-Mar-01       68.8889
0019055300       20310101       358        68000        67950.48           10.925    643.73       1-Mar-01        80
0019092733       20310101       358       119000       118913.34           10.925   1126.53       1-Apr-01        85
0019011279       20310101       358        97750         97678.8           10.925    925.37       1-Mar-01        85
0019115146       20310101       358       144000       143840.11           10.925    1363.2       1-Mar-01       87.2727
0019063544       20310101       358       130000       129905.33           10.925   1230.66       1-Apr-01       77.381
0018683953       20310101       358        75600        75544.95           10.925    715.68       1-Mar-01        90
0019161181       20310101       358        43000        42968.68           10.925    407.07       1-Apr-01       71.6667
0019211622       20310101       358        40000        39971.21           10.98     380.33       1-Mar-01       68.9655
0019171446       20310101       358        55350         55310.2           10.985    526.49       1-Mar-01        90
0019043900       20310101       358       246500       246268.13           10.99    2345.62       1-Mar-01       83.5593
0019131119       20310101       358        76800        76744.97           11        731.39       1-Apr-01        80
0019127315       20310101       358       107000       106923.33           11       1018.99       1-Mar-01       61.1429
0019002310       20310101       358        56000        55960.31           11.05     535.42       1-Mar-01        80
0019117381       20210101       238       102000       101767.89           11.15    1063.27       1-Mar-01        85
0019044841       20210101       238        73950        73781.72           11.15     770.87       1-Mar-01        85
0019172402       20210101       238       167200       166819.54           11.15    1742.92       1-Mar-01        80
0019015379       20310101       358        72000        71950.07           11.15     693.85       1-Mar-01       60.7595
0019015528       20310101       358        83500         83442.1           11.15     804.67       1-Mar-01       73.2456
0018973636       20310101       358        60000        59958.39           11.15     578.21       1-Mar-01        80
0018943787       20310101       358        96050         95983.4           11.15     925.61       1-Apr-01        85
0019145549       20310101       358        63750        63705.78           11.15     614.35       1-Apr-01        75
0019098029       20160101       178       126000       125452.24           11.175   1445.99       1-Mar-01        90
0019157635       20310101       358        81200           81144           11.175    784.05       1-Mar-01        70
0019116235       20310101       358       131750       131658.92           11.175   1272.14       1-Apr-01        85
0019211812       20310101       358        92650        92586.09           11.175    894.61       1-Mar-01        85
0019154301       20210201       239        93926        93776.19            8.5      815.12       1-Mar-01       73.3797
0019204494       20310101       358       103025       102953.95           11.175    994.78       1-Mar-01       73.5893
0019052109       20310101       358        65250        65184.81           11.175    630.04       1-Mar-01        75
0018889360       20310101       358        87000           86910           11.175    840.05       1-Apr-01       54.375
0019035047       20310101       358        56250        56211.83           11.25     546.34       1-Mar-01        90
0019067008       20310101       358        86250        86179.79           11.259    838.31       1-Mar-01        75
0019066570       20310101       358       105000       104928.89           11.259   1020.55       1-Mar-01        75
0019066893       20310101       358        87750        87690.57           11.259    852.89       1-Mar-01        75
0019067115       20310101       358        84000        83893.66           11.259    816.44       1-Mar-01        75
0018261552       20160101       178        80900         80459.9           11.3      934.81       1-Apr-01       79.3137
0019162817       20310101       358        56100        56062.36           11.3      547.01       1-Mar-01        55
0019177245       20310101       358       148800       148700.15           11.3     1450.89       1-Mar-01        80
0018914150       20310101       358       132000       131898.38           11.3     1287.08       1-Mar-01       77.6471
0018816546       20160101       178        25000        24893.56           11.4      290.47       1-Mar-01        50
0019077429       20210101       238        85000        84812.88           11.4      900.62       1-Mar-01       80.9524
0018825471       20310101       358        87750        87692.38           11.4       862.3       1-Mar-01        65
0018957571       20310101       358        67500        67455.67           11.4      663.31       1-Mar-01        75
0019216001       20210101       238        45000        44902.11           11.49     479.59       1-Mar-01       76.2712
0018807594       20210101       238       120000       119739.32           11.5     1279.72       1-Mar-01       73.6196
0018910570       20310101       358        73950        73902.49           11.5      732.33       1-Mar-01        85
0019093426       20160101       178        55500        55255.62           11.55     650.12       1-Mar-01        75
0018895839       20210101       238       115500        115250.6           11.55    1235.71       1-Apr-01       60.7895
0019075613       20310101       358        65000         64958.7           11.55     646.18       1-Mar-01       74.7126
0019121953       20310101       358        43875        43847.12           11.55     436.17       1-Mar-01        75
0019180959       20310101       358        54000         53965.7           11.55     536.82       1-Mar-01        75
0019260819       20310101       358        59500        59460.38           11.675    597.19       1-Mar-01        85
0019205889       20310101       358        60350        60313.32           11.75     609.18       1-Mar-01        85
0019178177       20160101       178        47200        47006.46           11.8      560.43       1-Mar-01        80
0019237205       20210101       238        59400        59276.01           11.8      645.79       1-Mar-01       79.2
0019145861       20310101       358       176000        175894.2           11.8     1783.31       1-Mar-01        80
0018997130       20310101       358        54400        54367.28           11.8      551.21       1-Apr-01        80
0018829952       20310101       358        64000        63961.52           11.8      648.48       1-Mar-01        80
0018998351       20310101       358        94250         94173.2           11.875    960.41       1-Apr-01        65
0019039379       20310101       358        60200        60164.59           11.899    614.55       1-Mar-01        70
0019220821       20160101       178        50000        49743.25           11.9      596.88       1-Mar-01       37.037
0019035013       20210101       238        46750        46653.71           11.9      511.51       1-Apr-01        85
0019039908       20310101       358        67125        67085.52           11.9       685.3       1-Apr-01        75
0019047216       20310101       358        40875        40850.25           11.9      417.31       1-Mar-01        75
0019099175       20310101       358       113600       113533.19           11.9     1159.77       1-Mar-01        80
0018668251       20310101       358        77350        77304.77           11.925    791.17       1-Mar-01        85
0018978759       20310101       358        85500        85449.99           11.925    874.54       1-Apr-01        90
0018963728       20310101       358       104000          103940           11.99    1068.96       1-Mar-01        80
0019154046       20310101       358        76500         76455.2           11.99      786.3       1-Mar-01        85
0019059781       20310101       358        50250         50221.4           12.05     518.82       1-Apr-01        75
0019143916       20210101       238        56950        56836.59           12.15     633.04       1-Mar-01        85
0018858415       20310101       358        85000        84953.74           12.25     890.72       1-Mar-01        85
0019010933       20210101       238        76000        75750.66           12.3      852.78       1-Apr-01       71.6981
0018906974       20210101       238        55500        55391.44           12.3      622.76       1-Mar-01        75
0018961334       20310101       358        48750        48723.76           12.3      512.74       1-Mar-01        75
0019161306       20310101       358        48000        47974.17           12.3      504.85       1-Mar-01        75
0019120906       20160101       178        40375        40220.06           12.5      497.64       1-Mar-01        85
0019014257       20310101       358        65000        64966.91           12.55     696.25       1-Mar-01       60.1852
0018911974       20310101       358        60000        59969.46           12.55     642.69       1-Mar-01       41.2371
0019142983       20310101       358        78400        78361.86           12.75     851.97       1-Apr-01       79.1919
0018973016       20160101       178        44400        44234.44           12.8      555.94       1-Mar-01        80
0018917815       20160101       178        40035        39885.71           12.8      501.29       1-Mar-01        85
0019110246       20310101       358        49600        49576.13           12.8      540.94       1-Feb-01        80
0019039932       20310101       358        45000        44978.35           12.8      490.77       1-Apr-01       40.9091
0019249960       20310101       358       109200       109147.22           12.85    1195.19       1-Mar-01        70
0019228568       20310101       358       114750       114697.11           12.99    1268.47       1-Apr-01        85
0018987362       20310101       358        75000        74965.49           12.999     829.6       1-Apr-01       41.6667
0019248889       20160201       179       144500       144130.88            9.375   1498.03       1-Apr-01        85
0019116565       20310201       359       384300       384110.97            9.5     3231.41       1-Mar-01       83.5435
0019342054       20210201       239       102000       101865.67           10        984.33       1-Mar-01        80
0019024595       20310201       359       121600       121547.34           10.1     1076.13       1-Mar-01        80
0019318906       20210201       239       117000       116849.38           10.175   1142.68       1-Mar-01       83.5714
0019012277       20310101       358       325000       324721.82           10.175   2894.23       1-Mar-01       69.8925
0019315159       20310201       359        86400        86363.76           10.25     774.24       1-Mar-01        80
0019368638       20310201       359        54300        54277.22           10.25     486.59       1-Mar-01       10.3429
0018958298       20310101       358       163800       163662.03           10.25    1467.82       1-Mar-01        90
0019135201       20160101       178       176000       175168.39           10.275   1921.03       1-Mar-01        80
0019219047       20210201       239        40000        39950.16           10.425    397.34       1-Apr-01       57.1429
0019038751       20310201       359        69300           69272           10.425    630.04       1-Apr-01        90
0019383975       20210201       239        55000        54622.98           10.499    549.08       1-May-01       42.3077
0019213925       20160101       178        72000        71460.87           10.5      795.89       1-Mar-01        80
0019180181       20160201       179        58400        58266.69           10.6      649.18       1-Mar-01        80
0019398155       20310201       359        45000        44982.49           10.6      415.01       1-Apr-01       31.5789
0019281138       20310201       359        73950        73921.55           10.65     684.76       1-Apr-01        85
0019220466       20310201       359        44400        44382.91           10.65     411.14       1-Mar-01        80
0019269638       20310201       359       204000       203921.93           10.675   1892.82       1-Apr-01        80
0019287515       20310201       359        68000         67974.4           10.75     634.77       1-Apr-01       73.1183
0019280858       20210201       239        76000        75909.25           10.75     771.58       1-Mar-01        80
0019366236       20160201       179        79475        79298.57           10.9      898.33       1-Mar-01        85
0019015437       20160201       179        70500        70343.49           10.9      796.88       1-Apr-01        75
0019263615       20310201       359        72000        71973.76           10.9      680.24       1-Apr-01        80
0019299965       20310201       359       199750       199677.21           10.9     1887.19       1-Mar-01        85
0019323625       20310201       359        45000        44983.69           10.925       426       1-Apr-01       56.25
0019547462       20210201       239        68000        67920.65           10.925    698.43       1-Mar-01        80
0019302660       20210201       239        97750        97636.32           10.95    1005.65       1-Apr-01        85
0019255934       20160201       179        42000        41907.54           10.99     477.11       1-Mar-01       51.5337
0019280569       20210201       239       124000       123856.73           10.999   1279.83       1-Apr-01        80
0019306398       20210201       239        78000        77909.89           11        805.11       1-Apr-01       60.4651
0018874727       20310201       359        76500        76379.67           11        728.53       1-Apr-01        85
0018966473       20310201       359        56000        55980.02           11        533.31       1-Mar-01        80
0019292606       20310201       359        45000        44983.95           11        428.55       1-Apr-01       47.3684
0018987941       20160201       179        50400        50290.65           11.15     577.61       1-May-01        80
0019302918       20160201       179        60200        60070.66           11.25     693.72       1-Mar-01        70
0019262591       20310101       358        59200        59159.83           11.25     574.99       1-Apr-01       79.4631
0018952499       20210201       239        58800        58734.28           11.25     616.97       1-Mar-01        80
0019095561       20160201       179        40000        39915.25           11.399    464.72       1-Apr-01       61.5385
0019168020       20160201       179        46500        46401.49           11.4      540.26       1-Mar-01        75
0019062777       20160201       179        41600        41511.87           11.4      483.33       1-Apr-01        65
0018725366       20210101       238        40000        39902.86           11.4      423.82       1-Mar-01       44.4444
0019221241       20310201       359       155000       154950.74           11.525   1537.91       1-Apr-01       75.6098
0019182245       20310201       359        51500        51483.72           11.55     511.97       1-Apr-01       72.5352
0019486646       20310201       359       110500       110465.07           11.55    1098.49       1-Mar-01        85
0019207463       20160201       179       108750       108522.85           11.55    1273.87       1-Mar-01        75
0018999268       20310201       359        54000         53983.3           11.65     540.95       1-Mar-01        72
0019341460       20310201       359        85000        84942.97            8         623.7       1-Mar-01       80.9524
0019342898       20160201       179        60000        59880.46           12.05     722.04       1-Mar-01        80
0019212570       20210201       239       114000       113853.71           10.199    1115.2       1-Apr-01       87.6923
0019213115       20160201       179        41600        41505.04           10.6      462.43       1-Mar-01       63.0303
0019372465       20310201       359        75000        74970.19           10.5      686.06       1-Mar-01       72.8155
0019352129       20160201       179        58400        58269.12           10.799    656.43       1-Mar-01        80
0019356252       20310201       359        75950        75911.84            9.4       633.1       1-Apr-01       79.9474
0019228824       20310201       359        66400        66380.13           11.8       672.8       1-Apr-01        80
0019364637       20310201       359       123250       123199.73           10.38    1116.38       1-Mar-01        85
0019365451       20310201       359        81000        80966.03           10.25     725.85       1-Mar-01        90
0019366012       20160201       179        88000        87805.55           10.95     997.45       1-Apr-01       75.2137
0019243641       20310201       359        63750        63729.62           11.5      631.32       1-Mar-01        75
0019244813       20310201       359        72000         71969.8           10.25      645.2       1-Apr-01       52.1739
0019253368       20310201       359        42250        42233.83           10.675    392.02       1-Apr-01        65
0019248368       20310201       359        95000        94961.63           10.425    863.68       1-Mar-01       82.6087
0019258516       20310201       359        67200        67180.72           11.99     690.72       1-Mar-01        70
0019390053       20210201       239        62500        62424.39           10.65      630.3       1-Mar-01       22.3214
0019499920       20210201       239        89250        89145.87           10.925    916.68       1-Apr-01        85
0019269299       20310201       359        88000        87966.86           10.75     821.47       1-Mar-01        80
0019399682       20310201       359        65600        65576.22           10.925    621.01       1-Mar-01        80
0019432194       20310201       359        94350         94313.7           10.65     873.66       1-Mar-01        85
0019280262       20310201       359       248000       247929.04           12       2550.96       1-Mar-01        80
0019438480       20160201       179        40280        40195.87           11.55     471.83       1-Mar-01        76
0019285618       20310201       359       140000       139947.86           10.8     1312.14       1-Mar-01        80
0019289370       20310201       359        64600         64573.9           10.425    587.31       1-Mar-01        85
0019558865       20210201       239       153000       152807.49           10.35    1512.14       1-Mar-01        85
0019568773       20160201       179       100100        99866.14           10.35    1097.22       1-Mar-01        77
0019427517       20160201       179        50625        50522.69           11.9      604.34       1-Mar-01        75
0019428648       20310201       359       180000       179923.29           10.175   1602.96       1-Mar-01        90
0019294420       20310201       359        40000        39984.64           10.659    370.66       1-Mar-01       23.5294
0019472083       20210201       239        32700        32664.65           11.5      348.73       1-Mar-01       54.5
0019441567       20160201       179        40000        39919.93           12        480.07       1-Mar-01       63.4921
0019297449       20310201       359       127500       127447.67           10.35    1152.02       1-Mar-01       82.7922
0019299429       20310201       359       200001       199882.06            8.59    1550.61       1-Mar-01       83.3338
0019299577       20310201       359        41600        41583.82           10.6      383.65       1-Mar-01        80
0018633719       20310201       359       180000       179918.22            9.875   1563.03       1-Mar-01       88.67
0019642990       20210201       239        64000        63941.96           12.8      740.71       1-Mar-01        80
0019647577       20310201       359       127000       126940.75            9.75    1091.13       1-Mar-01       68.6486
0019480508       20310201       359       145500       145451.41           11.3     1418.72       1-Mar-01        75
0019305069       20210201       239       165750       165546.83           10.55    1660.39       1-Apr-01        85
0019620392       20310201       359        60300        60274.71           10.25     540.35       1-Mar-01       80.4
0019054816       20310201       359        35000        34989.96           11.99     359.75       1-Mar-01       60.3448
0018932160       20310201       359        47000         46982.3           10.75     438.74       1-Mar-01       67.6259
0019624105       20310201       359        95000         94948.1            9         764.4       1-Apr-01       58.642
0019305762       20310201       359       416000       415817.92           10.05    3666.08       1-Apr-01        80
0019604321       20310201       359        88200        88167.85           10.9       833.3       1-Mar-01        90
0019618891       20210201       239       102000       101884.48           11.15    1063.27       1-Mar-01        85
0019579986       20310201       359       382500       382323.05            9.79    3297.51       1-Mar-01       82.2581
0019589985       20160201       179        77600        77356.09           12.8      971.64       1-Apr-01       67.4783
0019574516       20160201       179        40000        39919.36           11.925    478.14       1-Mar-01        80
0019586601       20310201       359       109500       109463.58           11.319   1069.28       1-Mar-01        75
0019587971       20310201       359        52000        51988.24           13.05     577.26       1-Mar-01        65
0019588706       20310201       359        62500        62476.72           10.8      585.78       1-Mar-01       85.6164
0019484021       20210201       239        51200         51147.4           11.88     559.48       1-Mar-01        80
0019555531       20310201       359        97930        97892.73           10.7      910.48       1-Apr-01        70
0019566561       20310201       359       173000       172919.29            9.75    1486.34       1-Mar-01       78.6364
0019543313       20310201       359        80000        79969.39           10.675    742.28       1-Mar-01       69.5652
0019556455       20210201       239       103000        102870.4           10.35    1017.98       1-Mar-01       77.4436
0019557727       20310201       359       404000       403767.56            8.75    3178.27       1-Mar-01        80
0019567874       20310201       359       143000       142944.98           10.65    1324.15       1-Mar-01       84.1176
0019472067       20310201       359       129600        129551.2           10.75     1209.8       1-Mar-01        80
0019519008       20160201       179        42000        41923.22           12.95     530.03       1-Mar-01        75
0019522762       20160201       179        40000        39912.03           11        454.64       1-Mar-01       25.8065
0019528546       20310201       359        65000        64975.39           10.725    605.55       1-Mar-01       36.9318
0019532290       20160201       179        70000        69846.05           11        795.62       1-Mar-01       58.3333
0019516400       20310201       359        92000        91961.41           10.25     824.42       1-Mar-01        80
0019522606       20310201       359       105000       104965.88           11.425   1033.81       1-Apr-01       71.4286
0019525831       20210201       239        40000        39958.46           11.8      434.87       1-Mar-01       66.6667
0019070366       20310201       359        63750        63733.86           12.55     682.86       1-Mar-01        75
0019530559       20310201       359        82450        82418.28           10.651    763.53       1-Mar-01        85
0019498955       20210201       239        80750        80652.31           10.65     814.35       1-Mar-01        85
0019508704       20310201       359       178500        178435.3           10.925   1689.79       1-Apr-01        85
0019319094       20160201       179        85500        85305.72           10.65     953.09       1-Mar-01        90
0019506393       20210201       239       216000       215721.89           10.175   2109.56       1-Apr-01        90
0019506682       20310201       359        76500        76470.87           10.699    711.19       1-Apr-01        90
0019507078       20210201       239        44800        44746.85           10.799    456.31       1-Mar-01        80
0019487396       20160201       179        86800        86595.34           10.25     946.08       1-Mar-01       57.1053
0019236264       20210201       239        55000        54933.46           10.65     554.67       1-Mar-01       31.4286
0019236652       20310201       359       111350       111310.29           11       1060.42       1-Mar-01        85
0019241736       20310201       359       122192       122141.85           10.35    1104.06       1-Apr-01       68.6472
0019472323       20210201       239        48000        47954.65           12.5      545.35       1-Apr-01        80
0019474287       20160201       179        55850           55730           11.25     643.59       1-Mar-01       78.1119
0019483312       20210201       239        53800        53739.07           11.15     560.82       1-Mar-01       70.7895
0019484146       20160201       179        40000        39905.68           10.25     435.99       1-Mar-01       72.7273
0019485051       20310201       359        84000        83971.01           11.15     809.49       1-Mar-01        80
0019493683       20160201       179        58500        58362.06           10.25     637.63       1-Mar-01       73.125
0019496462       20310201       359       106000       105970.66           12.15    1102.59       1-Mar-01       68.3871
0019322908       20160201       179        89500        89289.45           10.275    976.89       1-Mar-01       70.1961
0019483858       20310201       359       184000       183906.88            9.365   1529.09       1-Mar-01       78.6325
0019093194       20310201       359       196000       195922.11           10.5     1792.89       1-Mar-01        80
0019109560       20310201       359        90000         89967.2           10.9       850.3       1-Apr-01       73.1707
0019456565       20160201       179        90000        89781.36            9.925    963.02       1-Mar-01        90
0019300466       20310201       359       197400        197302.9            9.5     1659.85       1-Mar-01        70
0019440585       20160201       179       112200       111937.88           10.35    1229.85       1-Mar-01        85
0019451368       20310201       359       258000        257891.8           10.25    2311.95       1-Mar-01       52.6531
0019425016       20160201       179        40000        39919.54           11.95     478.79       1-Mar-01       45.4545
0019426089       20210201       239        54000        53941.82           11.525    576.81       1-Mar-01        90
0019432434       20310201       359       117000        116937.6           11.925   1196.73       1-Apr-01        90
0019433689       20310201       359       155000        154938.4           10.5     1417.85       1-Apr-01       59.1603
0019434299       20210201       239       138550       138382.38           10.65    1397.25       1-Mar-01        85
0019435775       20310201       359        81000        80973.96           11.475     800.6       1-Mar-01        90
0019440528       20310201       359       150300       150251.97           11.5     1488.41       1-Mar-01        90
0019441294       20310201       359       159500       159392.75            7.99    1169.25       1-Mar-01       43.6986
0019494517       20310201       359        66500        66472.11           10.25     595.91       1-Mar-01       88.6667
0019418151       20310201       359       100000        99961.73           10.675    927.85       1-Apr-01       62.5
0019421544       20160201       179       142000       141645.43            9.625   1493.53       1-Mar-01       78.8889
0019423813       20160201       179        52800         52695.8           12.15      638.8       1-Mar-01        80
0019435569       20310201       359        49875        49857.17           10.99      474.6       1-Mar-01        75
0019439355       20310201       359       116250       116209.88           11.15    1120.28       1-Apr-01        75
0019336700       20310201       359       132000       131952.92           10.999   1256.97       1-Apr-01        80
0019416312       20160201       179       159300       158938.88           10.675   1778.23       1-Mar-01        90
0019398163       20160201       179        66300        66157.55           11.25     764.01       1-Mar-01        85
0019402114       20160201       179        78400        78225.95           10.9      886.18       1-Mar-01        80
0019402452       20310201       359        42000        41988.11           12.05     433.64       1-Mar-01        60
0019407634       20210201       239        52000        51948.13           12.1       576.2       1-Mar-01        65
0019411289       20310201       359        83300        83268.97           10.799    780.66       1-Mar-01        85
0019384577       20160201       179       142500       141967.66           10.675   1590.69       1-Apr-01        75
0019387414       20310201       359        52700        52680.79           10.9       497.9       1-Mar-01        85
0019393339       20310201       359       133600       133548.87           10.675   1239.61       1-Mar-01        80
0019338185       20310201       359       101600       101557.39           10.25     910.44       1-Mar-01        80
0019392000       20160201       179        42400         42303.2           10.6      471.33       1-Mar-01        80
0019370782       20160201       179        84800        84618.24           11.275    978.53       1-Mar-01        80
0019373463       20310201       359        56100        56078.87           10.75     523.69       1-Mar-01        85
0019507656       20310201       359       112000       111958.28           10.8     1049.72       1-Mar-01        80
0019359298       20310201       359       108750       108711.13           10.99    1034.84       1-Mar-01        75
0019365782       20210201       239        57150        57077.15           10.25     561.01       1-Mar-01        90
0019201847       20310201       359        58800        58784.11           12.259    616.58       1-Mar-01        80
0019350891       20160201       179       119000       118747.91           11.4     1382.59       1-Apr-01        85
0019361385       20160201       179        40000        39923.66           12.5      493.01       1-Mar-01       51.2821
0019510395       20310201       359        59250        59235.01           12.55     634.65       1-Apr-01        75
0019515626       20160201       179        80000        79817.38           10.6      889.29       1-Mar-01       75.4717
0019516434       20310201       359        85000         84967.3           10.65     787.08       1-Mar-01       73.913
0019519123       20310201       359       176000       175937.92           11.05    1682.75       1-Mar-01        80
0019535087       20210201       239        56100        56032.35           10.675    566.71       1-Mar-01        85
0019537091       20160201       179        79000        78828.67           11.15     905.37       1-Mar-01       71.8182
0019533215       20310201       359       333500       333360.89           10.275    2994.7       1-Mar-01       70.2105
0019534494       20310201       359       143250       143198.07           10.925    1356.1       1-Apr-01        75
0019534668       20310201       359        76000        75977.14           11.775    768.61       1-Apr-01        80
0019537646       20310201       359        52000        51980.09           10.675    482.49       1-Apr-01       62.6506
0019538370       20310201       359       128000       127953.35           10.9     1209.32       1-Mar-01       58.1818
0019541648       20310201       359       156000       155923.26            9.5     1311.74       1-Mar-01       48.75
0019347442       20160201       179        44500        44401.21           10.9         503       1-Mar-01       60.1351
0019547868       20310201       359        40000        39988.03           11.8       405.3       1-Mar-01       21.8579
0019609148       20210201       239        59000        58936.22           11.5       629.2       1-Mar-01       73.75
0019550789       20310201       359       169000       168912.38            9.25    1390.33       1-Mar-01       76.8182
0019621127       20310201       359        64000        63978.39           11.25     621.61       1-Mar-01       75.2941
0019565167       20160201       179        41250        41167.23           11.975    494.41       1-Apr-01        75
0019574391       20160201       179       475000       473947.99           10.925   5376.49       1-Mar-01       79.1667
0019584572       20160201       179        61000        60863.31           10.8      685.69       1-Mar-01       40.6667
0019592229       20310201       359       190000       189919.03           10.175   1692.01       1-Mar-01       35.1852
0019109925       20310201       359       105000       104971.89           12.3     1104.36       1-Mar-01        75
0019330828       20160201       179        60000        59863.99           10.676    669.81       1-Mar-01        80
0019305275       20310201       359        65000        64976.31           10.9      614.11       1-Apr-01       79.2683
0019402908       20160201       179       192950       192488.72           10.1     2085.28       1-Mar-01        85
0019339092       20210201       239        56600        56541.14           11.789    614.91       1-Mar-01       75.4667
0019256254       20310201       359       108000       107967.69           11.8     1094.31       1-Mar-01        80
0019424324       20310201       359        78300        78270.03           10.675    726.51       1-Mar-01        90
0019353655       20310201       359        60000        59974.83           10.25     537.67       1-Mar-01        80
0019354463       20310201       359       106250       106209.99           10.75     991.83       1-Apr-01        85
0019481068       20310201       359        98600        98558.65           10.25     883.56       1-Apr-01        68
0019405596       20310201       359        74800        74773.47           11.025    713.76       1-Mar-01        85
0019421627       20310201       359       139500       139447.48           10.75    1302.21       1-Mar-01       60.6522
0019431543       20210201       239       119000       118850.36           10.355   1176.51       1-Apr-01       82.069
0019510304       20310201       359       240300       240221.93           11.425   2365.93       1-Mar-01        90
0019458512       20310201       359        88000        87976.44           12.3      925.56       1-Mar-01        80
0019558253       20210201       239        68600        68518.61           10.799    698.73       1-Mar-01       72.2105
0019460450       20210201       239       138975       138800.13           10.35    1373.53       1-Apr-01        85
0018793356       20310201       359       100001        99962.73           10.675    927.86       1-Mar-01       66.6673
0019150390       20310201       359       421880       421757.25           11.925   4315.18       1-Mar-01       76.7055
0019126556       20210201       239        32000        31965.65           11.555    342.48       1-Mar-01       49.2308
0019194554       20210201       239        40800        40752.39           10.925    419.06       1-Mar-01        85
0019201797       20310101       358        57700        57668.96           12.3      606.87       1-Mar-01       76.9333
0019511161       20160201       179        40000        39911.19           10.9      452.14       1-Mar-01       60.1504
0019529551       20160201       179        55000        54895.03           12.5      677.89       1-Mar-01       41.6667
0019547835       20160201       179        40000        39914.06           11.25     460.94       1-Mar-01       53.3333
0019548254       20310201       359       126750       126701.24           10.65    1173.67       1-Mar-01        75
0019554260       20310201       359        90900        90867.05           10.925    860.52       1-Mar-01        90
0019200617       20310201       359        83500        83467.87           10.65     773.19       1-Mar-01       75.9091
0019058676       20310201       359       140000       139942.53           10.35    1264.97       1-Mar-01       82.3529
0019313725       20310201       359       104225       104178.89           10        914.65       1-Mar-01       75.8
0019420041       20310201       359        54000        53981.96           11.3      526.54       1-Mar-01       73.9726
0019420686       20310201       359       101000       100963.39           10.925    956.13       1-Mar-01       42.0833
0019437649       20210201       239       210000       209733.17           10.275   2064.96       1-Mar-01        84
0019434158       20310201       359       155500        155437.2           10.425   1413.71       1-Mar-01       70.362
0019371376       20310201       359        48000        47982.88           11        457.12       1-Mar-01        80
0019455542       20210201       239        79200         79110.6           11.175    826.95       1-Mar-01        90
0019490960       20210201       239        46000        45946.14           10.9      471.69       1-Mar-01       79.3103
0019417682       20310201       359       123250       123202.83           10.675   1143.58       1-Mar-01        85
0019505361       20210201       239        68000         67920.4           10.9      697.27       1-Mar-01        85
0019515428       20310201       359       130400        130350.1           10.675   1209.92       1-Mar-01        80
0019527621       20310201       359        84375         84342.6           10.659    781.86       1-Mar-01       67.5
0019481878       20310201       359        71000        70970.22           10.25     636.24       1-Apr-01        71
0019253970       20310201       359       125000       124950.58           10.525   1145.77       1-Mar-01       74.4048
0019255058       20310201       359        97000        96868.96           10.75     905.48       1-Apr-01       69.2857
0019493501       20310201       359        67858         67831.6           10.6      625.81       1-Mar-01       75.3978
0019137397       20160201       179        49200         49088.2           10.65     548.45       1-Mar-01        60
0019144245       20160201       179        57500        57346.32            8.875    578.94       1-Mar-01       44.9219
0019539527       20310201       359        86000        85966.91           10.65     796.34       1-Mar-01       73.5043
0019559541       20160201       179        62000        61859.12           10.65     691.13       1-Apr-01       48.4375
0019208818       20210201       239        57600        57530.12           10.629    580.07       1-Mar-01        80
0019234830       20310201       359        83300        83274.81           11.75     840.84       1-Apr-01        85
0019536846       20310301       360       136000          136000            8.799   1074.68       1-Apr-01        80
0019537786       20310301       360       155500          155500            9.5     1307.53       1-Apr-01       75.8537
0019547264       20310301       360        80000           80000           11.925    818.28       1-Apr-01       66.6667
0019547439       20160301       180       115000          115000           10.675   1283.72       1-Apr-01       39.1156
0019549427       20310301       360        49000           49000           12.05     505.91       1-Apr-01       75.3846
0019551654       20310301       360        76500           76500           11.3      745.93       1-Apr-01        85
0019552397       20310301       360        34000           34000           10.4      308.48       1-Apr-01        85
0019555051       20160301       180       124950          124950           10.65    1392.84       1-Apr-01        85
0019562826       20210301       240       137500          137500            9.55    1286.18       1-Apr-01       73.9247
0019570415       20210301       240       170000          170000            9.425   1576.31       1-Apr-01       43.038
0019572361       20310301       360       182700          182700            9.775   1573.04       1-Apr-01        90
0019573971       20310301       360       140000          140000            8.99    1125.47       1-Apr-01       74.4681
0019576735       20310201       359        58000        57976.95           10.5      530.55       1-Mar-01       72.5
0019576875       20310201       359       135000       134965.45           12.5      1440.8       1-Mar-01       41.5385
0019577576       20210301       240        56800           56800           12.15     631.37       1-Apr-01        80
0019580802       20310201       359       142000       141926.38            9.25     1168.2       1-Apr-01       76.7568
0019583459       20160301       180        55000           55000           12.15     665.41       1-Apr-01       71.4286
0019584655       20310301       360       300000          300000           10.5     2744.22       1-Apr-01        80
0019587484       20310301       360        80000           80000           11.55     795.29       1-Apr-01       60.1504
0019591742       20310301       360        93750           93750           10.1      829.66       1-Apr-01        75
0019202191       20310101       358       114300       114174.39            8.99     918.87       1-Mar-01       84.6667
0019261106       20310301       360        72000           72000           10.306     648.2       1-Apr-01       73.4694
0019290568       20310201       359        83300        83270.13           10.975    791.72       1-Mar-01        85
0019321256       20310301       360        63000           63000           10.1      557.54       1-Apr-01        70
0019329895       20210301       240        65000           65000           11.55     695.42       1-Apr-01       57.0175
0019336973       20310301       360        45000           45000           11.4      442.21       1-Apr-01       40.9091
0019369792       20210301       240       108800          108800           10.8     1108.25       1-Apr-01        80
0019398668       20210301       240        48000           48000           11.15     500.36       1-Apr-01        64
0019398866       20310301       360        84000           84000           10.1      743.38       1-Apr-01        80
0019399765       20310301       360        52800           52800           10.75     492.88       1-Apr-01        80
0019402486       20160301       180        55200           55200           10.999    627.37       1-Apr-01        80
0019403120       20160301       180        98500           98500           10.659   1098.55       1-Apr-01       56.2857
0019417872       20310201       359        96000        95972.47           11.99     986.73       1-Mar-01        80
0019422658       20310201       359       125000       124960.05           11.5     1237.87       1-Mar-01       47.1698
0019423938       20310301       360        83000           83000            9.99     727.78       1-Apr-01       68.0328
0019425024       20210301       240       189000          189000           10.175   1845.86       1-Apr-01        90
0019425263       20310301       360        89000           89000           10.555    817.78       1-Apr-01       72.3577
0019428283       20310301       360        80000           80000           10.775    748.29       1-Apr-01       60.6061
0019434893       20210301       240        60800           60800            9.75      576.7       1-Apr-01        80
0019437466       20210301       240        43200           43200           10.925    443.71       1-Apr-01        90
0019437748       20310201       359       184500        184418.2            9.99    1617.76       1-Mar-01        90
0019441245       20310301       360       216000          216000            9.99    1893.96       1-Apr-01        90
0019442474       20310301       360        51000           51000           12.55     546.29       1-Apr-01        60
0019459478       20160201       179        55800        55676.41           10.925     631.6       1-Apr-01       79.7143
0019466549       20210301       240       100001          100001           10.4      991.69       1-Apr-01       68.4938
0019475706       20210301       240        65000           65000           10.6      653.32       1-Apr-01        65
0019476803       20310301       360        85000           85000           12.15     884.15       1-Apr-01       79.4393
0019492974       20210201       239       120650       120494.68           10.175   1178.33       1-Mar-01       68.9429
0019499847       20160301       180        70000           70000            9.75     741.56       1-Apr-01       59.322
0019504984       20210301       240        61000           61000           10.5      609.02       1-Apr-01       81.3333
0019508530       20210201       239        56000         55935.3           10.999    577.99       1-Apr-01       58.9474
0019511401       20210301       240        63000           63000            9.75     597.57       1-Apr-01       79.7468
0019514348       20310301       360        82800           82800           10.499    757.35       1-Apr-01        90
0019514702       20310201       359       116250       116207.63           10.9     1098.31       1-Mar-01        75
0019524123       20310301       360       148000          148000           10.675   1373.22       1-Apr-01       80.4348
0019525450       20160301       180        76500           76500           10.925     865.9       1-Apr-01        85
0019529700       20310301       360        68250           68250            9.999     598.9       1-Apr-01        75
0019529882       20160301       180        40000           40000           10.799    449.61       1-Apr-01        64
0019530971       20310301       360       309600          309600           10.175   2757.09       1-Apr-01        90
0019534031       20310301       360        65000           65000            9.75     558.46       1-Apr-01       56.5217
0019592963       20160301       180        50000           50000           12.755    624.59       1-Apr-01       33.3333
0019593847       20160301       180        72800           72800           10.5      804.74       1-Apr-01        80
0019600014       20210301       240        74000           74000           10.6      743.78       1-Apr-01        80
0019601285       20310301       360        66606           66606           10.8      624.26       1-Apr-01       79.7677
0019603182       20160301       180        53000           53000           10.85     597.42       1-Apr-01       66.25
0019603455       20310301       360       235000          235000            9.29    1940.11       1-Apr-01       75.8065
0019606375       20310201       359       119000       118934.86            8.99     956.65       1-Mar-01       72.1212
0019610450       20310301       360       125000          125000           11.5     1237.87       1-Apr-01       47.1698
0019610781       20310301       360       157500          157500            9.75    1353.17       1-Apr-01        90
0019611029       20310301       360       161750          161750            9.675   1380.79       1-Apr-01       71.8889
0019614387       20310301       360        40250           40250           13.55     462.62       1-Apr-01        70
0019617836       20160301       180        51500           51500           10.4       566.1       1-Apr-01       68.6667
0019618925       20310301       360        85750           85750            9.75     736.73       1-Apr-01       51.9697
0019619295       20310301       360        86400           86400            9.75     742.31       1-Apr-01        90
0019620780       20210301       240       133450          133450            8.5     1158.12       1-Apr-01       83.9308
0019623909       20310301       360        68850           68850           10.99     655.16       1-Apr-01        85
0019626175       20310301       360        75001           75001           10.15     666.52       1-Apr-01       83.3344
0019629666       20310301       360       189000          189000           10.199   1686.48       1-Apr-01        90
0019632090       20310301       360        44000           44000           10.625    406.61       1-Apr-01       37.2881
0019634328       20310201       359       372300       372096.21            8.99    2992.94       1-Mar-01        85
0019639020       20310301       360        96000           96000           10.55     881.75       1-Apr-01        80
0019640457       20310301       360        60000           60000           10.2      535.44       1-Apr-01        80
0019640622       20310301       360       116450          116450            9.85    1009.05       1-Apr-01        85
0019646454       20310301       360        55000           55000           12.25     576.35       1-Apr-01       61.1111
0019646561       20310301       360        42300           42300           11.25     410.85       1-Apr-01       70.5
0019646751       20310301       360        40125           40125           11.925    410.42       1-Apr-01       68.0085
0019650662       20310301       360       177600          177600           10.4     1611.32       1-Apr-01        80
0019655786       20160301       180        40000           40000           11.55     468.55       1-Apr-01       47.0588
0019656230       20310301       360       108000          108000           10.175    961.78       1-Apr-01        90
0019659317       20310301       360       106000          106000           10.555    973.99       1-Apr-01       83.4646
0019660786       20310301       360        56250           56250           12.55     602.52       1-Apr-01        75
0019662485       20310301       360        46500           46500            9.89      404.3       1-Apr-01        75
0019662774       20310301       360        60900           60900           10.15     541.21       1-Apr-01       71.6471
0019665611       20210301       240        76500           76500           11.875    835.68       1-Apr-01        75
0019669035       20160301       180        40000           40000            9.75     423.75       1-Apr-01       16.6667
0019674324       20160301       180        65000           65000           10.925    735.73       1-Apr-01       78.3133
0019675909       20160301       180       115000          115000           12.4     1409.93       1-Apr-01       54.7619
0019676634       20210301       240       225000          225000           10.175   2197.46       1-Apr-01        90
0019681741       20310301       360       165000          165000           10.425   1500.08       1-Apr-01       67.9012
0019681956       20160301       180       116250          116250            9.5     1213.92       1-Apr-01        75
0019682707       20310301       360       162000          162000           10.175   1442.66       1-Apr-01       80.198
0019683689       20160301       180       121500          121500           10.425   1337.42       1-Apr-01        90
0019689116       20310301       360        48600           48600           11.925    497.11       1-Apr-01        90
0019691815       20310301       360       144500          144500           10.99    1375.02       1-Apr-01        85
0019692631       20310301       360        90000           90000           10.65     833.38       1-Apr-01       78.2609
0019693316       20210301       240       130500          130500            9.25    1195.21       1-Apr-01        90
0019697028       20160301       180       170000          170000            9.93    1819.56       1-Apr-01        85
0019697622       20210301       240       140000          140000           10.35    1383.66       1-Apr-01        80
0019697796       20210301       240       140000          140000           10.4     1388.35       1-Apr-01       77.7778
0019706316       20160301       180        41600           41600           10.8      467.62       1-Apr-01        80
0019711043       20210301       240        55000           55000           11.675    593.19       1-Apr-01        50
0019713650       20310301       360       129000          129000           10.425   1172.79       1-Apr-01       77.7108
0019714427       20310301       360        90100           90100            9.125    733.09       1-Apr-01        85
0019715531       20310301       360       106250          106250           11.75     1072.5       1-Apr-01        85
0019716646       20310301       360        40000           40000           11.55     397.65       1-Apr-01       68.9655
0019719517       20210301       240       117000          117000           10.99    1206.87       1-Apr-01        52
0019725100       20210301       240       112500          112500           11.175   1174.65       1-Apr-01       52.3256
0019728294       20310301       360        43000           43000           10.5      393.34       1-Apr-01       27.7419
0019728716       20310301       360        51000           51000           12.55     546.29       1-Apr-01       58.6207
0019732551       20310301       360       235000          235000            9       1890.87       1-Apr-01       55.9524
0019734375       20160301       180       106500          106500            9        1080.2       1-Apr-01       63.7725
0019735323       20210301       240       118000          118000            9.925   1132.87       1-Apr-01       65.5556
0019744366       20160301       180        40000           40000           10.175    434.14       1-Apr-01       78.4314
0019744465       20160301       180       144000          144000           10.939   1631.19       1-Apr-01        90
0019747526       20160301       180       114500          114500           10.175   1242.72       1-Apr-01       68.1548
0019747989       20310301       360        62050           62050           10.15     551.43       1-Apr-01        85
0019749837       20210301       240        51000           51000           10.9      522.95       1-Apr-01       59.3023
0019752047       20160301       180        90750           90750           10.175    984.95       1-Apr-01       82.5
0019752591       20310301       360        74200           74200            9.75      637.5       1-Apr-01       61.8333
0019755339       20160301       180        40000           40000            9.75     423.75       1-Apr-01       34.7826
0019765494       20160301       180        58900           58900           10.5      651.08       1-Apr-01       82.9577
0019765965       20310301       360        50000           50000           10.65     462.99       1-Apr-01       60.9756
0019767607       20160301       180        42500           42500           10.75     476.41       1-Apr-01       67.4603
0019767664       20160301       180        50000           50000           12.55     617.89       1-Apr-01       20.8333
0019770304       20160301       180        55000           55000           10.925    622.55       1-Apr-01       52.381
0019771542       20310301       360        53600           53600           10.2      478.32       1-Apr-01        80
0019771781       20310301       360        91800           91800           10.4      832.88       1-Apr-01        85
0019780394       20160301       180        40050           40050           11.175    459.62       1-Apr-01        89
0019782242       20160301       180        92700           92700            9.99      995.6       1-Apr-01       88.2857
0019782515       20310301       360       202500          202500            9.925   1765.87       1-Apr-01       63.2813
0019784396       20310301       360        94000           94000           11.8      952.45       1-Apr-01       62.6667
0019790054       20210301       240       117000          117000           10       1129.08       1-Apr-01        90
0019801851       20210301       240        65000           65000            9.925    624.04       1-Apr-01       53.0612
0019810282       20310301       360       180000          180000           10.555   1653.94       1-Apr-01        80
0019813989       20310301       360        40000           40000           11.925    409.14       1-Apr-01       59.7015
0019823970       20310301       360       136000          136000           10.675   1261.88       1-Apr-01       83.9506
0019838028       20310301       360        97200           97200            9.75      835.1       1-Apr-01        90
0030000491       20310301       360       110000          110000            9.975     963.3       1-Apr-01       61.7978
0030001598       20160301       180        40001           40001           11.175    459.06       1-Apr-01       66.6683
0030001655       20160301       180        40001           40001           11.175    459.06       1-Apr-01       68.9672
0030003248       20310301       360        86000           86000           10.175    765.86       1-Apr-01       71.6667
0030003479       20310301       360        48750           48750           12.25     510.85       1-Apr-01        75
0030004030       20310301       360        94500           94500            9.925    824.08       1-Apr-01        90
0019071711       20210301       240        40000           40000           12.75     461.53       1-Apr-01        80
0019139732       20160301       180        99000           99000           10.5     1094.35       1-Apr-01        75
0019236447       20160301       180        50000           50000           10.25     544.98       1-Apr-01       27.3224
0019315845       20160301       180        44200           44200           10.4      485.85       1-Apr-01       80.3636
0019367341       20160301       180        40000           40000           10.1       432.3       1-Apr-01       25.8065
0019376607       20310301       360        74200           74200           10.1      656.65       1-Apr-01       64.5217
0019391085       20310301       360        68512           68512           11.05     655.05       1-Apr-01       72.4995
0019407493       20310301       360        52500           52500           11        499.97       1-Apr-01        75
0019419233       20310301       360        66300           66300           10.699    616.36       1-Apr-01       82.875
0019419993       20160301       180        41000           41000           11.55     480.27       1-Apr-01       60.2941
0019420975       20310301       360        78000           78000           10.1      690.28       1-Apr-01       54.9296
0019435056       20210301       240        78400           78400            9.75     743.64       1-Apr-01        80
0019468495       20310301       360        83000           83000            9.755    713.41       1-Apr-01       77.5701
0019478080       20310301       360        38000           38000           10.6      350.45       1-Apr-01        80
0019482215       20310301       360        82500           82500           10.35     745.43       1-Apr-01        75
0019485416       20310301       360        96000           96000           10.5      878.15       1-Apr-01       79.3388
0019486075       20160301       180        78500           78500           10.295    857.79       1-Apr-01       71.6895
0019498468       20310301       360        69500           69500           10.4      630.56       1-Apr-01       74.7312
0019500347       20310301       360        25000           25000            9.875    217.09       1-Apr-01       78.125
0019506856       20310301       360       135000          135000           10       1184.73       1-Apr-01        90
0019515287       20310301       360       130500          130500           11.175   1260.07       1-Apr-01        90
0019517424       20310301       360        87550           87550           11.25     850.34       1-Apr-01        85
0019529395       20160301       180       171000          171000           10.6     1900.85       1-Apr-01        90
0019537406       20310301       360        93000           93000            9.75     799.02       1-Apr-01       80.8696
0019540871       20160301       180        40000           40000           11.55     468.55       1-Apr-01       55.5556
0019544907       20160301       180        45500           45500           12.15     550.48       1-Apr-01        70
0019549211       20310301       360        44250           44250           11.8      448.37       1-Apr-01        75
0019550383       20310301       360        85000           85000           10.525    779.12       1-Apr-01        85
0019553635       20310301       360       117000          117000            9.56     988.93       1-Apr-01        90
0019558360       20310301       360        42250           42250           10.999    402.33       1-Apr-01       64.5038
0019575265       20310301       360        63500           63500           10.65        588       1-Apr-01       66.1458
0019575299       20310301       360        40000           40000           11.925    409.14       1-Apr-01        80
0019582352       20310301       360        84000           84000           10.15     746.49       1-Apr-01       50.6024
0019585645       20210301       240        75600           75600           10.259    742.58       1-Apr-01        80
0019586163       20310301       360        56250           56250           11.75      567.8       1-Apr-01        75
0019591056       20310301       360        55000           55000           10.5      503.11       1-Apr-01       67.0732
0019591429       20310301       360        63100           63100           10.159    561.18       1-Apr-01       76.9512
0019597863       20310301       360       127500          127500           10.25    1142.53       1-Apr-01       78.2209
0019598598       20210301       240        97000           97000           10.1      942.51       1-Apr-01       50.5208
0019601384       20310301       360        99450           99450           10.409    902.95       1-Apr-01        85
0019605997       20310301       360        59500           59500           11.8      602.88       1-Apr-01        70
0019613769       20310301       360        74000           74000           10.56     680.23       1-Apr-01        74
0019615293       20310301       360        72000           72000           11        685.68       1-Apr-01        90
0019615400       20310301       360       112000          112000           11.5     1109.13       1-Apr-01       74.6667
0019618313       20310301       360        50400           50400           10.5      461.03       1-Apr-01        80
0019622877       20310301       360        90000           90000           10.1      796.48       1-Apr-01        75
0019634492       20160301       180        51750           51750           10.49     571.73       1-Apr-01        90
0019635218       20160301       180        52000           52000           10.005    558.96       1-Apr-01       55.3191
0019651793       20310301       360        40250           40250           10.15      357.7       1-Apr-01        35
0019653104       20310301       360       112000          112000           11.4     1100.59       1-Apr-01        80
0019655539       20210301       240       122650          122650           10.25    1203.99       1-Apr-01       78.6218
0019657832       20310301       360        52200           52200           10.5       477.5       1-Apr-01        90
0019658996       20310301       360        44450           44450           12.3      467.51       1-Apr-01        35
0019659903       20160301       180        90000           90000           10.925   1018.71       1-Apr-01        90
0019660729       20310301       360       196000          196000           10.4     1778.26       1-Apr-01       73.4082
0019661073       20160301       180       100001          100001           10.4     1099.22       1-Apr-01       48.781
0019663954       20210301       240       144000          144000           10.925   1479.01       1-Apr-01       79.558
0019664135       20210301       240        82450           82450           12.15     916.49       1-Apr-01        85
0019669365       20310301       360        78000           78000           10.15     693.17       1-Apr-01        65
0019671262       20160301       180        63750           63750           10.999    724.55       1-Apr-01        85
0019673771       20160301       180        65600           65600           10.8      737.39       1-Apr-01        80
0019676303       20160301       180       109800          109800            9.5     1146.56       1-Apr-01        90
0019679398       20160301       180        40000           40000           10.275     436.6       1-Apr-01       24.2424
0019679471       20310301       360        24600           24600           12.375    260.17       1-Apr-01       70.2857
0019681980       20310301       360       211500          211500            9.775      1821       1-Apr-01       62.2059
0019682640       20160301       180        40000           40000           11.65      471.1       1-Apr-01       72.7273
0019685239       20310301       360        46500           46500           10.275    417.56       1-Apr-01        75
0019686633       20210301       240        48000           48000           11.65     516.86       1-Apr-01        80
0019686930       20310301       360        46400           46400            9.75     398.65       1-Apr-01        80
0019699545       20210301       240        52000           52000           11.5      554.55       1-Apr-01       63.4146
0019701424       20310301       360       118800          118800           10.25    1064.57       1-Apr-01        90
0019701606       20310301       360       100800          100800           10.299    906.95       1-Apr-01        80
0019703461       20160301       180       378600          378600            9.875   4039.56       1-Apr-01       87.0345
0019707652       20310301       360       102000          102000           10.355       922       1-Apr-01       73.913
0019708213       20310301       360        68000           68000           10.5      622.03       1-Apr-01        80
0019709278       20310301       360       106250          106250           10.575    977.88       1-Apr-01       78.7037
0019709286       20310301       360       102600          102600            9.5      862.72       1-Apr-01        90
0019709336       20310301       360        79200           79200           10.5      724.48       1-Apr-01        90
0019709609       20210301       240       185000          185000           10.175    1806.8       1-Apr-01       71.1538
0019712215       20310301       360       121500          121500           10       1066.25       1-Apr-01        90
0019713908       20310301       360        85700           85700           10.15      761.6       1-Apr-01       74.5217
0019715978       20210301       240        95000           95000           10.995    980.26       1-Apr-01       74.8031
0019720572       20160301       180        42000           42000           11.8      498.68       1-Apr-01        75
0019721380       20310301       360       252000          252000           10.925   2385.59       1-Apr-01        90
0019727254       20160301       180        72400           72400           10.125    783.56       1-Apr-01        80
0019727643       20160301       180        40000           40000           10.99     454.39       1-Apr-01       31.0078
0019730845       20310301       360        60300           60300            9.75     518.08       1-Apr-01        90
0019734417       20310301       360        65000           65000           10.375    588.52       1-Apr-01       81.25
0019737204       20210301       240       141600          141600           10.25    1390.01       1-Apr-01        80
0019737469       20310301       360       101600          101600           10.5      929.38       1-Apr-01        80
0019742998       20310301       360       180000          180000           10.5     1646.54       1-Apr-01        50
0019743392       20310301       360        55000           55000           10.1      486.74       1-Apr-01       26.1905
0019744960       20310301       360        72250           72250           10.5       660.9       1-Apr-01        85
0019745058       20160301       180        96000           96000           10.4     1055.24       1-Apr-01        80
0019745819       20310301       360        88200           88200            9.75     757.78       1-Apr-01        90
0019746015       20210301       240       123000          123000           10.25    1207.43       1-Apr-01       58.5714
0019746189       20310401       360       143000          143000            9.675   1220.73       1-May-01       89.375
0019746783       20310301       360       107100          107100            9.95     935.93       1-Apr-01        90
0019746866       20210301       240        42400           42400           12        466.87       1-Apr-01        80
0019746940       20310301       360        80000           80000           11.95     819.82       1-Apr-01        80
0019747575       20310301       360       128000          128000           10.4     1161.31       1-Apr-01        80
0019748490       20160301       180       111700          111700           10.175   1212.33       1-Apr-01       87.2656
0019750371       20310301       360       103700          103700           10.35     936.98       1-Apr-01        85
0019751890       20310301       360        51000           51000           12.88     559.39       1-Apr-01        75
0019752062       20160301       180        54000           54000           11.5      630.83       1-Apr-01       65.8537
0019752112       20310301       360       185400          185400           10.25    1661.38       1-Apr-01        90
0019755420       20310301       360       125000          125000            9.85    1083.14       1-Apr-01       83.3333
0019755438       20310301       360        71200           71200           10.925    674.03       1-Apr-01        80
0019755503       20310301       360        91800           91800           10.4      832.88       1-Apr-01        85
0019755925       20310301       360       242250          242250           10.4     2197.87       1-Apr-01        85
0019758564       20310301       360       100000          100000           10.25     896.11       1-Apr-01        80
0019759109       20160301       180        61200           61200           11.5      714.94       1-Apr-01        85
0019759869       20310301       360       157500          157500            9.599   1335.74       1-Apr-01       88.9831
0019760560       20310301       360        57750           57750           12.3       607.4       1-Apr-01        55
0019766906       20160301       180        62050           62050           11.175     712.1       1-Apr-01        85
0019767904       20160301       180        40000           40000           11        454.64       1-Apr-01        50
0019771104       20160301       180        50000           50000           10.1      540.37       1-Apr-01       64.1026
0019774801       20160301       180        55000           55000           10.875    620.82       1-Apr-01       68.75
0019777317       20310301       360        57600           57600           10.25     516.16       1-Apr-01        80
0019778067       20310301       360        56950           56950           11.9      581.42       1-Apr-01        85
0019778414       20210301       240       125350          125350            9.5     1168.43       1-Apr-01       87.0486
0019779537       20210301       240        46000           46000           11.995    506.34       1-Apr-01       56.0976
0019780378       20310301       360        77350           77350           11.65     774.86       1-Apr-01        85
0019781152       20310301       360        40000           40000           12.8      436.24       1-Apr-01       63.4921
0019781186       20310301       360       148500          148500           10.175   1322.44       1-Apr-01        90
0019781384       20310301       360        97500           97500           10.925       923       1-Apr-01        75
0019781715       20310301       360        50400           50400           10.175    448.83       1-Apr-01        90
0019781996       20160301       180       108000          108000            9.85    1150.69       1-Apr-01       77.4194
0019782531       20310301       360       130000          130000            9.675   1109.75       1-Apr-01       89.6552
0019783232       20310301       360       131750          131750            9.675   1124.69       1-Apr-01       83.9172
0019783521       20160301       180        48000           48000           12.5      591.62       1-Apr-01        60
0019785062       20160301       180        52000           52000            9.75     550.87       1-Apr-01        80
0019785369       20310301       360        60000           60000            9.75      515.5       1-Apr-01       70.5882
0019786755       20310301       360        46800           46800           10.25     419.38       1-Apr-01       74.2857
0019786888       20310301       360        72000           72000           10.5      658.62       1-Apr-01        72
0019787225       20310301       360        40000           40000            9.995    350.89       1-Apr-01        80
0019787332       20310301       360        46400           46400           10.95     440.13       1-Apr-01        80
0019788439       20310301       360        59200           59200           10.5      541.53       1-Apr-01        80
0019788801       20310301       360        40000           40000            9.75     343.67       1-Apr-01       19.0476
0019790245       20210301       240       110000          110000           10.655    1109.7       1-Apr-01       72.1311
0019790476       20160301       180        45000           45000           11.95     538.63       1-Apr-01       35.4331
0019790500       20310301       360        98550           98550            9.95     861.21       1-Apr-01        90
0019792969       20310301       360       127500          127500            9.85     1104.8       1-Apr-01        85
0019795798       20310301       360       100300          100300           11.15     966.57       1-Apr-01        85
0019800739       20160301       180        40000           40000           12.8      500.85       1-Apr-01       57.971
0019801299       20310301       360       144000          144000           10       1263.71       1-Apr-01        90
0019803568       20310301       360       342000          342000            9.925   2982.36       1-Apr-01        90
0019806090       20310301       360        96000           96000           11.5      950.68       1-Apr-01        80
0019806538       20310301       360        69375           69375           10.4      629.42       1-Apr-01        75
0019809318       20310301       360       249900          249900            9.599   2119.37       1-Apr-01       61.7037
0019813740       20310301       360        57000           57000           12.75     619.42       1-Apr-01       66.2791
0019814425       20310301       360       176000          176000           10.55    1616.53       1-Apr-01       76.1905
0019814615       20210301       240        43000           43000           10.4      426.42       1-Apr-01       67.1875
0019815364       20210301       240       104550          104550            9.599    981.32       1-Apr-01       79.8092
0019817725       20210301       240       138000          138000            9       1241.63       1-Apr-01       72.6316
0019819085       20310301       360       123000          123000            9.675      1050       1-Apr-01       83.6735
0019819283       20310301       360       112000          112000           10.175     997.4       1-Apr-01        80
0019820828       20160301       180        40000           40000           10.999    454.62       1-Apr-01       56.338
0019823103       20310401       360       147600          147600            9.925   1287.13       1-May-01        90
0019823863       20210301       240       104000          104000           10.525   1040.07       1-Apr-01        80
0019828599       20310301       360       119000          119000            9.99    1043.44       1-Apr-01       57.4879
0019831346       20310301       360        43450           43450            9.75     373.31       1-Apr-01        55
0019831775       20210301       240        51000           51000           10.6      512.61       1-Apr-01       76.6917
0019831924       20310301       360        84000           84000            9.75     721.69       1-Apr-01        84
0019833268       20310301       360        76000           76000           10.599    700.84       1-Apr-01       77.551
0019833623       20160301       180       114750          114750           10.15    1243.67       1-Apr-01        85
0019835974       20210301       240       119250          119250           10.99    1230.08       1-Apr-01       83.9789
0019837236       20160301       180       150000          150000           10.55    1662.76       1-Apr-01        75
0019838721       20310301       360        57600           57600           10.8      539.86       1-Apr-01       78.9041
0019839208       20310301       360       178500          178500           10.15    1586.29       1-Apr-01       78.6344
0019842335       20310301       360       144800          144800            9.99    1269.66       1-Apr-01        80
0019843648       20310301       360        51000           51000           10.75     476.08       1-Apr-01       42.5
0019843994       20310301       360        75000           75000           11.8      759.94       1-Apr-01       44.1176
0019847649       20210301       240        68700           68700            9.75     651.64       1-Apr-01       89.2208
0019848290       20210301       240        47250           47250           10.175    461.47       1-Apr-01       54.3103
0019849272       20210301       240       188500          188500           10.65    1900.98       1-Apr-01       78.8703
0019850445       20210301       240       180000          180000           10.5     1797.09       1-Apr-01       71.1462
0019851328       20310301       360       133500          133500           11.525   1324.59       1-Apr-01        75
0019851757       20160301       180        44625           44625           10.175    484.34       1-Apr-01       84.1981
0019852177       20160301       180       158000          158000            9.925   1690.64       1-Apr-01       86.3388
0019855170       20310301       360        56800           56800           10.75     530.22       1-Apr-01        80
0019861657       20160301       180        55000           55000           11.5      642.51       1-Apr-01       72.3684
0019863448       20210301       240       123000          123000            9.925   1180.88       1-Apr-01       61.3466
0019864222       20310301       360       145000          145000           10.2     1293.97       1-Apr-01       82.8571
0019868835       20160301       180       108750          108750           10.275      1187       1-Apr-01        75
0019872555       20310301       360        43500           43500           13.05      482.9       1-Apr-01        75
0019875681       20310301       360        98000           98000           10.999    933.21       1-Apr-01        70
0019875715       20310301       360        40300           40300           12.55     431.67       1-Apr-01        65
0019879576       20310301       360        72250           72250           10.8      677.16       1-Apr-01        85
0019879626       20310301       360       103000          103000           12.05    1063.44       1-Apr-01       34.3333
0019880178       20310301       360        62000           62000           11.8      628.22       1-Apr-01       74.6988
0019881994       20310301       360        69000           69000           10.4      626.02       1-Apr-01       65.7143
0019883214       20310301       360        96000           96000           10.5      878.15       1-Apr-01        75
0019883305       20310301       360        63750           63750           10.175    567.72       1-Apr-01        85
0019888114       20310301       360        67150           67150           10.15     596.75       1-Apr-01        85
0019894849       20310301       360       145800          145800            9.55    1231.29       1-Apr-01        90
0019895341       20310301       360        68000           68000            9.99     596.25       1-Apr-01        80
0019899699       20310301       360       140400          140400           10.175   1250.31       1-Apr-01        90
0019900711       20210301       240        54000           54000            9.75      512.2       1-Apr-01       72.973
0019904150       20310301       360       107000          107000           10.65      990.8       1-Apr-01       60.7955
0019909738       20210301       240       119000          119000           10.4     1180.09       1-Apr-01        85
0019910470       20310301       360        43600           43600           10.8      408.64       1-Apr-01       54.5
0019912120       20160301       180        41000           41000            9.925    438.71       1-Apr-01       47.3988
0019913631       20310301       360        57600           57600           10.175    512.95       1-Apr-01        80
0019914787       20310301       360       140250          140250            9.85    1215.28       1-Apr-01        85
0019925908       20210301       240        41250           41250           10.175    402.87       1-Apr-01        75
0019927318       20310301       360        76500           76500           10.15     679.84       1-Apr-01        85
0019929769       20310301       360        54000           54000           10.85     508.15       1-Apr-01        90
0019931252       20310301       360        56000           56000           11.15     539.66       1-Apr-01        80
0019931625       20310301       360        49500           49500           10.775    463.01       1-Apr-01       57.5581
0019932532       20310301       360        56950           56950           10.925    539.13       1-Apr-01        85
0019941152       20210301       240        46750           46750           10.175    456.59       1-Apr-01        85
0019943018       20310301       360        74250           74250            9.775    639.29       1-Apr-01        90
0019943315       20310301       360        42500           42500           10.25     380.85       1-Apr-01       62.5
0019946649       20310301       360       132000          132000            8.5     1014.97       1-Apr-01        80
0019950195       20160301       180        42000           42000           11.4      487.98       1-Apr-01        70
0019955632       20310301       360        63750           63750           10.15     566.54       1-Apr-01        85
0019977446       20310301       360        66600           66600           10.55     611.71       1-Apr-01        90
0030001697       20160301       180        60750           60750           11.999    729.07       1-Apr-01        75
0030001788       20210301       240        47680           47680           10.825    486.49       1-Apr-01        80
0030005227       20310301       360        68000           68000           12.5      725.74       1-Apr-01        80
0030005920       20160301       180        45900           45900           11.65     540.59       1-Apr-01        85
0030007785       20310301       360       146000          146000            9.65    1243.66       1-Apr-01       69.5238





SELLER             OTS              PREPAY             PREPAY        PREPAY
LOAN NUMBER     DELINQUENCY          FLAG              CALCCD        TERM
-----------     -----------        -------             ------        ------

0018456020      0-29 Days           N                   N/A           0
0018417642      0-29 Days           N                   N/A           0
0018657536      0-29 Days           Y                        8        5
0018619965      0-29 Days           Y                        3        3
0018720284      0-29 Days           Y                   STD           5
0018780221      0-29 Days           N                   N/A           0
0018258152      0-29 Days           N                   N/A           0
0018560128      0-29 Days           N                   N/A           0
0018226944      0-29 Days           N                   N/A           0
0018673095      0-29 Days           Y                   STD           5
0018849224      0-29 Days           Y                   STD           5
0018741181      0-29 Days           Y                   STD           5
0018731604      0-29 Days           Y                        9        5
0018841700      0-29 Days           Y                   STD           5
0018720532      0-29 Days           Y                   STD           5
0018711168      0-29 Days           Y                   STD           5
0018573345      0-29 Days           N                   N/A           0
0018708230      0-29 Days           N                   N/A           0
0018717215      0-29 Days           Y                        3        3
0018818674      0-29 Days           N                   N/A           0
0018749267      0-29 Days           N                   N/A           0
0018715144      0-29 Days           Y                        6        1
0018697250      0-29 Days           Y                        3        3
0018722975      0-29 Days           N                   N/A           0
0018724849      0-29 Days           Y                   STD           5
0018633222      0-29 Days           Y                   STD           5
0018723080      0-29 Days           Y                   STD           5
0018299313      0-29 Days           N                   N/A           0
0018655290      0-29 Days           Y                        4        5
0018634386      0-29 Days           Y                        4        5
0018511980      0-29 Days           Y                   STD           5
0018659946      0-29 Days           N                   N/A           0
0018628834      0-29 Days           Y                   STD           5
0018706150      0-29 Days           Y                   STD           5
0018707737      0-29 Days           N                   N/A           0
0018670026      0-29 Days           N                   N/A           0
0018121558      0-29 Days           N                   N/A           0
0018671693      0-29 Days           Y                        9        5
0018755967      0-29 Days           Y                        9        5
0018852590      0-29 Days           Y                   STD           5
0018662791      0-29 Days           Y                        4        5
0018521781      0-29 Days           Y                        9        5
0018354886      0-29 Days           Y                        6        1
0018691709      0-29 Days           Y                   STD           5
0018060129      0-29 Days           Y                   STD           5
0018809079      0-29 Days           Y                   STD           5
0018374090      0-29 Days           Y                   STD           5
0018583914      0-29 Days           Y                   STD           5
0017745068      0-29 Days           N                   N/A           0
0018809889      0-29 Days           Y                   STD           5
0018280677      0-29 Days           Y                   STD           5
0018535781      0-29 Days           Y                   STD           5
0018341065      0-29 Days           Y                   STD           5
0018850537      0-29 Days           Y                        6        1
0018646695      0-29 Days           Y                        6        1
0018438937      0-29 Days           Y                        6        1
0018324749      0-29 Days           Y                   STD           5
0018735845      0-29 Days           Y                   STD           5
0018698225      0-29 Days           Y                        6        1
0018740811      0-29 Days           Y                   STD           5
0018695775      0-29 Days           N                   N/A           0
0018763771      0-29 Days           N                   N/A           0
0018347419      0-29 Days           Y                        8        5
0018882217      0-29 Days           Y                   STD           5
0018699611      0-29 Days           Y                        9        5
0018772384      0-29 Days           N                   N/A           0
0018726968      0-29 Days           Y                   STD           5
0018651802      0-29 Days           Y                   STD           5
0018686295      0-29 Days           Y                   STD           5
0018626879      0-29 Days           Y                   STD           5
0018480327      0-29 Days           N                   N/A           0
0018486928      0-29 Days           Y                        2        3
0018783613      0-29 Days           N                   N/A           0
0018687574      0-29 Days           N                   N/A           0
0018638155      0-29 Days           N                   N/A           0
0018556266      0-29 Days           N                   N/A           0
0018576306      0-29 Days           N                   N/A           0
0018418988      0-29 Days           N                   N/A           0
0018554485      0-29 Days           Y                        9        5
0018151688      0-29 Days           Y                   STD           5
0018815605      0-29 Days           Y                   STD           5
0018661884      0-29 Days           Y                   STD           5
0018706275      0-29 Days           Y                       13      3.5
0018647446      0-29 Days           Y                       13      3.5
0018361006      0-29 Days           Y                        6        1
0018837351      0-29 Days           Y                   STD           5
0018564245      0-29 Days           Y                   STD           5
0018595272      0-29 Days           N                   N/A           0
0018611020      0-29 Days           Y                   STD           5
0018699330      0-29 Days           N                   N/A           0
0018511154      0-29 Days           Y                       13      3.5
0018498519      0-29 Days           Y                       13      3.5
0018459107      0-29 Days           Y                       13      3.5
0018793810      0-29 Days           Y                   STD           5
0018531061      0-29 Days           N                   N/A           0
0018733576      0-29 Days           N                   N/A           0
0018676189      0-29 Days           Y                   STD           5
0018653626      0-29 Days           Y                        5        5
0018751370      0-29 Days           Y                   STD           5
0018672170      0-29 Days           Y                   STD           5
0018463299      0-29 Days           Y                   STD           5
0018443820      0-29 Days           Y                   STD           5
0018652719      0-29 Days           Y                        6        1
0018354712      0-29 Days           N                   N/A           0
0018606681      0-29 Days           N                   N/A           0
0018742130      0-29 Days           N                   N/A           0
0018592956      0-29 Days           N                   N/A           0
0018501015      0-29 Days           N                   N/A           0
0018216507      0-29 Days           Y                   STD           5
0018533349      0-29 Days           Y                   STD           5
0018636548      0-29 Days           N                   N/A           0
0018667949      0-29 Days           Y                   STD           5
0018380766      0-29 Days           Y                   STD           5
0017508367      0-29 Days           N                   N/A           0
0018699306      0-29 Days           N                   N/A           0
0018669168      0-29 Days           N                   N/A           0
0018726380      0-29 Days           N                   N/A           0
0018597526      0-29 Days           Y                       13      3.5
0018631283      0-29 Days           N                   N/A           0
0018737247      0-29 Days           Y                   STD           5
0018430611      0-29 Days           Y                   STD           5
0018875609      0-29 Days           Y                   STD           5
0018495143      0-29 Days           Y                   STD           5
0018850602      0-29 Days           Y                   STD           5
0018730192      0-29 Days           Y                   STD           5
0018596502      0-29 Days           N                   N/A           0
0018365130      0-29 Days           Y                       13      3.5
0018835579      0-29 Days           Y                        8        5
0018511840      0-29 Days           N                   N/A           0
0018752113      0-29 Days           N                   N/A           0
0018811620      0-29 Days           N                   N/A           0
0018562454      0-29 Days           N                   N/A           0
0018920884      0-29 Days           Y                   STD           5
0018542464      0-29 Days           N                   N/A           0
0017878117      0-29 Days           Y                   STD           5
0018479295      0-29 Days           Y                   STD           5
0018790915      0-29 Days           Y                   STD           5
0018537779      0-29 Days           Y                   STD           3
0017726696      0-29 Days           Y                   STD           5
0018086983      0-29 Days           Y                   STD           5
0018414375      0-29 Days           N                   N/A           0
0018631317      0-29 Days           N                   N/A           0
0018476002      0-29 Days           N                   N/A           0
0018452441      0-29 Days           N                   N/A           0
0018338327      0-29 Days           N                   N/A           0
0018933531      0-29 Days           Y                   STD           5
0018852251      0-29 Days           Y                        4        5
0018865162      0-29 Days           Y                   STD           5
0018793448      0-29 Days           Y                        5        5
0018633396      0-29 Days           Y                   STD           5
0018563668      0-29 Days           N                   N/A           0
0018417840      0-29 Days           N                   N/A           0
0018795971      0-29 Days           Y                   STD           5
0018791368      0-29 Days           Y                   STD           5
0018641688      0-29 Days           Y                   STD           5
0018927947      0-29 Days           Y                   STD           5
0018905711      0-29 Days           N                   N/A           0
0018748822      0-29 Days           Y                   STD           5
0018749192      0-29 Days           N                   N/A           0
0018675033      0-29 Days           Y                        9        5
0018757641      0-29 Days           Y                   STD           5
0018881334      0-29 Days           Y                   STD           5
0018460089      0-29 Days           N                   N/A           0
0018875435      0-29 Days           N                   N/A           0
0018659102      0-29 Days           Y                        8        5
0018239186      0-29 Days           Y                        8        5
0018478552      0-29 Days           Y                        3        3
0018605329      0-29 Days           Y                   STD           5
0018808923      0-29 Days           Y                   STD           5
0018730572      0-29 Days           Y                   STD           5
0018771154      0-29 Days           N                   N/A           0
0018779769      0-29 Days           Y                   STD           5
0018752709      0-29 Days           Y                        4        5
0018881631      0-29 Days           Y                   STD           5
0018814996      0-29 Days           Y                   STD           5
0018829242      0-29 Days           Y                       13      3.5
0018756270      0-29 Days           Y                   STD           5
0018795856      0-29 Days           Y                   STD           5
0018827402      0-29 Days           Y                   STD           5
0018800995      0-29 Days           N                   N/A           0
0018804088      0-29 Days           Y                       13      3.5
0018796755      0-29 Days           Y                   STD           5
0018798215      0-29 Days           Y                        8        5
0017325762      0-29 Days           N                   N/A           0
0017385105      0-29 Days           Y                        2        3
0017420522      0-29 Days           N                   N/A           0
0017469743      0-29 Days           N                   N/A           0
0017473695      0-29 Days           N                   N/A           0
0017486366      0-29 Days           N                   N/A           0
0017547894      0-29 Days           N                   N/A           0
0017633934      0-29 Days           N                   N/A           0
0017636432      0-29 Days           N                   N/A           0
0017644279      0-29 Days           N                   N/A           0
0017651597      0-29 Days           N                   N/A           0
0017682394      0-29 Days           N                   N/A           0
0017688219      0-29 Days           N                   N/A           0
0017706037      0-29 Days           N                   N/A           0
0017717208      0-29 Days           N                   N/A           0
0017718214      0-29 Days           N                   N/A           0
0017726746      0-29 Days           Y                   STD           5
0017740283      0-29 Days           N                   N/A           0
0017740440      0-29 Days           N                   N/A           0
0017745365      0-29 Days           N                   N/A           0
0017745910      0-29 Days           N                   N/A           0
0017748088      0-29 Days           N                   N/A           0
0017757659      0-29 Days           N                   N/A           0
0017760737      0-29 Days           Y                   STD           5
0017764143      0-29 Days           Y                   STD           5
0017769472      0-29 Days           N                   N/A           0
0017777954      0-29 Days           N                   N/A           0
0017784828      0-29 Days           Y                        6        1
0017791518      0-29 Days           N                   N/A           0
0017792136      0-29 Days           N                   N/A           0
0017794157      0-29 Days           N                   N/A           0
0017799404      0-29 Days           N                   N/A           0
0017807850      0-29 Days           N                   N/A           0
0017809377      0-29 Days           N                   N/A           0
0017825167      0-29 Days           N                   N/A           0
0018711820      0-29 Days           Y                   STD           5
0017827122      0-29 Days           N                   N/A           0
0017827130      0-29 Days           N                   N/A           0
0017850058      0-29 Days           N                   N/A           0
0017850587      0-29 Days           N                   N/A           0
0017850827      0-29 Days           N                   N/A           0
0017859729      0-29 Days           N                   N/A           0
0017870429      0-29 Days           Y                   STD           5
0017886862      0-29 Days           N                   N/A           0
0017895541      0-29 Days           N                   N/A           0
0017897596      0-29 Days           N                   N/A           0
0017902453      0-29 Days           N                   N/A           0
0017906389      0-29 Days           Y                   STD           5
0017907387      0-29 Days           N                   N/A           0
0017912510      0-29 Days           N                   N/A           0
0017914540      0-29 Days           N                   N/A           0
0017915117      0-29 Days           Y                   STD           5
0017921362      0-29 Days           Y                        5        5
0017924218      0-29 Days           N                   N/A           0
0017925314      0-29 Days           N                   N/A           0
0017930124      0-29 Days           N                   N/A           0
0017936394      0-29 Days           N                   N/A           0
0017956251      0-29 Days           Y                        3        3
0017960873      0-29 Days           Y                   STD           5
0017968249      0-29 Days           N                   N/A           0
0017974338      0-29 Days           N                   N/A           0
0017981283      0-29 Days           Y                   STD           5
0017982968      0-29 Days           Y                   STD           5
0017987751      0-29 Days           Y                   STD           5
0017988833      0-29 Days           N                   N/A           0
0018012088      0-29 Days           N                   N/A           0
0018033522      0-29 Days           N                   N/A           0
0018035279      0-29 Days           Y                   STD           5
0018043620      0-29 Days           N                   N/A           0
0018055467      0-29 Days           Y                   STD           5
0018060673      0-29 Days           N                   N/A           0
0018062885      0-29 Days           N                   N/A           0
0018063420      0-29 Days           Y                   STD           5
0018065995      0-29 Days           N                   N/A           0
0018676320      0-29 Days           Y                   STD           5
0018067017      0-29 Days           N                   N/A           0
0018069518      0-29 Days           N                   N/A           0
0018069641      0-29 Days           N                   N/A           0
0018079012      0-29 Days           Y                        8        5
0018083121      0-29 Days           Y                   STD           5
0018083394      0-29 Days           N                   N/A           0
0018084178      0-29 Days           Y                       13      3.5
0018084368      0-29 Days           Y                   STD           5
0018097030      0-29 Days           Y                        8        5
0018105452      0-29 Days           Y                        6        1
0018107680      0-29 Days           N                   N/A           0
0018114603      0-29 Days           N                   N/A           0
0018119917      0-29 Days           N                   N/A           0
0018121673      0-29 Days           N                   N/A           0
0018125963      0-29 Days           N                   N/A           0
0018131003      0-29 Days           N                   N/A           0
0018132035      0-29 Days           N                   N/A           0
0018133892      0-29 Days           Y                        4        5
0018134031      0-29 Days           N                   N/A           0
0018134478      0-29 Days           N                   N/A           0
0018137760      0-29 Days           N                   N/A           0
0018139154      0-29 Days           Y                   STD           5
0018142612      0-29 Days           Y                        6        1
0018144634      0-29 Days           N                   N/A           0
0018148668      0-29 Days           Y                   STD           5
0018151191      0-29 Days           Y                        4        5
0018157545      0-29 Days           N                   N/A           0
0018161190      0-29 Days           Y                   STD           5
0018162222      0-29 Days           N                   N/A           0
0018162602      0-29 Days           Y                   STD           5
0018165068      0-29 Days           N                   N/A           0
0018167163      0-29 Days           N                   N/A           0
0018172866      0-29 Days           N                   N/A           0
0018174359      0-29 Days           N                   N/A           0
0018174870      0-29 Days           N                   N/A           0
0018481549      0-29 Days           Y                   STD           5
0018182568      0-29 Days           N                   N/A           0
0018189910      0-29 Days           Y                        3        3
0018196857      0-29 Days           N                   N/A           0
0018197806      0-29 Days           N                   N/A           0
0018198184      0-29 Days           Y                   STD           5
0018200790      0-29 Days           Y                        4        5
0018200873      0-29 Days           Y                   STD           5
0018200980      0-29 Days           N                   N/A           0
0018201624      0-29 Days           Y                   STD           5
0018202002      0-29 Days           N                   N/A           0
0018202812      0-29 Days           N                   N/A           0
0018204685      0-29 Days           Y                   STD           5
0018206052      0-29 Days           Y                        5        5
0018207753      0-29 Days           N                   N/A           0
0018214957      0-29 Days           Y                        8        5
0018215319      0-29 Days           Y                   STD           5
0018215889      0-29 Days           N                   N/A           0
0018219501      0-29 Days           Y                   STD           5
0018221408      0-29 Days           N                   N/A           0
0018224436      0-29 Days           Y                        3        3
0018225235      0-29 Days           Y                   STD           5
0018227223      0-29 Days           Y                        3        3
0018227272      0-29 Days           N                   N/A           0
0018560409      0-29 Days           Y                        3        3
0018230482      0-29 Days           N                   N/A           0
0018231506      0-29 Days           Y                   STD           5
0018236398      0-29 Days           N                   N/A           0
0018237099      0-29 Days           Y                   STD           5
0018237842      0-29 Days           Y                        6        1
0018238808      0-29 Days           Y                   STD           5
0018243105      0-29 Days           N                   N/A           0
0018243345      0-29 Days           Y                   STD           5
0018250274      0-29 Days           Y                   STD           5
0018252742      0-29 Days           Y                        6        1
0018252775      0-29 Days           Y                   STD           5
0018254961      0-29 Days           N                   N/A           0
0018256040      0-29 Days           Y                   STD           5
0018258491      0-29 Days           Y                   STD           5
0018259408      0-29 Days           Y                       13      3.5
0018261107      0-29 Days           N                   N/A           0
0018263210      0-29 Days           N                   N/A           0
0018263830      0-29 Days           Y                   STD           5
0018272864      0-29 Days           N                   N/A           0
0018278531      0-29 Days           Y                        8        5
0018280768      0-29 Days           Y                   STD           5
0018285940      0-29 Days           N                   N/A           0
0018287177      0-29 Days           Y                   STD           5
0018287888      0-29 Days           N                   N/A           0
0018288670      0-29 Days           N                   N/A           0
0018291484      0-29 Days           Y                   STD           5
0018292383      0-29 Days           N                   N/A           0
0018292805      0-29 Days           Y                       13      3.5
0018292847      0-29 Days           Y                        8        5
0018292961      0-29 Days           Y                   STD           5
0018294397      0-29 Days           N                   N/A           0
0018296459      0-29 Days           Y                   STD           5
0018296814      0-29 Days           N                   N/A           0
0018297309      0-29 Days           Y                   STD           5
0018297747      0-29 Days           Y                        8        5
0018298125      0-29 Days           Y                        5        5
0018298976      0-29 Days           Y                   STD           5
0018301366      0-29 Days           Y                   STD           5
0018302869      0-29 Days           N                   N/A           0
0018303313      0-29 Days           Y                        5        5
0018304295      0-29 Days           N                   N/A           0
0018310532      0-29 Days           N                   N/A           0
0018313445      0-29 Days           Y                   STD           5
0018314062      0-29 Days           Y                   STD           5
0018314773      0-29 Days           Y                   STD           5
0018315325      0-29 Days           Y                        3        3
0018318121      0-29 Days           N                   N/A           0
0018320507      0-29 Days           Y                   STD           5
0018321687      0-29 Days           N                   N/A           0
0018322867      0-29 Days           Y                        6        1
0018325191      0-29 Days           Y                       13      3.5
0018325829      0-29 Days           N                   N/A           0
0018329375      0-29 Days           Y                   STD           5
0018330498      0-29 Days           N                   N/A           0
0018336560      0-29 Days           Y                   STD           5
0018337709      0-29 Days           N                   N/A           0
0018343954      0-29 Days           Y                        8        5
0018346742      0-29 Days           N                   N/A           0
0018347179      0-29 Days           Y                   STD           5
0018347674      0-29 Days           N                   N/A           0
0018356287      0-29 Days           Y                        1        3
0018356501      0-29 Days           N                   N/A           0
0018356535      0-29 Days           Y                   STD           5
0018357624      0-29 Days           N                   N/A           0
0018359083      0-29 Days           Y                   STD           5
0018359315      0-29 Days           N                   N/A           0
0018362632      0-29 Days           Y                   STD           5
0018363036      0-29 Days           N                   N/A           0
0018364067      0-29 Days           Y                   STD           5
0018370056      0-29 Days           Y                        9        5
0018370437      0-29 Days           Y                        4        5
0018371831      0-29 Days           Y                        4        5
0018372524      0-29 Days           Y                   STD           5
0018373407      0-29 Days           Y                        6        1
0018373969      0-29 Days           N                   N/A           0
0018378083      0-29 Days           Y                       13      3.5
0018378836      0-29 Days           Y                   STD           5
0018380071      0-29 Days           Y                   STD           5
0018383299      0-29 Days           N                   N/A           0
0018384404      0-29 Days           Y                        8        5
0018385708      0-29 Days           Y                        3        3
0018386359      0-29 Days           Y                        3        3
0018387795      0-29 Days           Y                   STD           5
0018388249      0-29 Days           Y                       13      3.5
0018388900      0-29 Days           Y                        8        5
0018389486      0-29 Days           N                   N/A           0
0018390310      0-29 Days           Y                   STD           5
0018391698      0-29 Days           Y                   STD           5
0018396556      0-29 Days           Y                   STD           5
0018397364      0-29 Days           Y                   STD           5
0018399634      0-29 Days           Y                   STD           5
0018399840      0-29 Days           N                   N/A           0
0018400226      0-29 Days           Y                   STD           5
0018401190      0-29 Days           Y                   STD           5
0018401521      0-29 Days           Y                   STD           5
0018401786      0-29 Days           Y                   STD           5
0018402800      0-29 Days           Y                   STD           5
0018404178      0-29 Days           N                   N/A           0
0018404319      0-29 Days           Y                   STD           5
0018405019      0-29 Days           N                   N/A           0
0018405209      0-29 Days           Y                   STD           5
0018410795      0-29 Days           N                   N/A           0
0018412346      0-29 Days           N                   N/A           0
0018412551      0-29 Days           Y                        4        5
0018415687      0-29 Days           Y                        8        5
0018417683      0-29 Days           N                   N/A           0
0018418053      0-29 Days           Y                   STD           5
0018418889      0-29 Days           Y                        2        3
0018420802      0-29 Days           N                   N/A           0
0018422543      0-29 Days           N                   N/A           0
0018423624      0-29 Days           Y                   STD           5
0018425967      0-29 Days           Y                        4        5
0018426668      0-29 Days           N                   N/A           0
0018427278      0-29 Days           N                   N/A           0
0018428847      0-29 Days           Y                        2        3
0018429597      0-29 Days           Y                   STD           5
0018429761      0-29 Days           Y                   STD           5
0018432369      0-29 Days           Y                   STD           5
0018434175      0-29 Days           Y                       13      3.5
0018435925      0-29 Days           Y                   STD           5
0018723791      0-29 Days           Y                   STD           5
0018437681      0-29 Days           N                   N/A           0
0018439349      0-29 Days           N                   N/A           0
0018440925      0-29 Days           N                   N/A           0
0018441931      0-29 Days           N                   N/A           0
0018443275      0-29 Days           Y                   STD           5
0018446542      0-29 Days           Y                        8        5
0018448936      0-29 Days           Y                   STD           5
0018451948      0-29 Days           Y                   STD           5
0018457010      0-29 Days           Y                        8        5
0018465690      0-29 Days           Y                   STD           5
0018467456      0-29 Days           N                   N/A           0
0018472506      0-29 Days           Y                   STD           5
0018472977      0-29 Days           Y                        6        1
0018478735      0-29 Days           Y                   STD           5
0018479253      0-29 Days           N                   N/A           0
0018484246      0-29 Days           Y                   STD           5
0018491423      0-29 Days           Y                   STD           5
0018492074      0-29 Days           Y                        9        5
0018496901      0-29 Days           Y                   STD           5
0018501056      0-29 Days           Y                   STD           5
0018505263      0-29 Days           Y                   STD           5
0018505982      0-29 Days           Y                        8        5
0018515270      0-29 Days           Y                        2        3
0018522946      0-29 Days           Y                        6        1
0018528349      0-29 Days           Y                   STD           5
0018529974      0-29 Days           Y                        8        5
0018541748      0-29 Days           Y                        6        1
0018543306      0-29 Days           Y                   STD           5
0018549907      0-29 Days           Y                        3        3
0018551887      0-29 Days           Y                        9        5
0018553602      0-29 Days           N                   N/A           0
0018618496      0-29 Days           N                   N/A           0
0017791666      0-29 Days           N                   N/A           0
0017818022      0-29 Days           N                   N/A           0
0017913088      0-29 Days           N                   N/A           0
0017975384      0-29 Days           Y                   STD           5
0018034934      0-29 Days           N                   N/A           0
0018036582      0-29 Days           Y                   STD           5
0018040717      0-29 Days           N                   N/A           0
0018071530      0-29 Days           N                   N/A           0
0018106757      0-29 Days           Y                   STD           5
0018116517      0-29 Days           N                   N/A           0
0018137323      0-29 Days           N                   N/A           0
0018137919      0-29 Days           N                   N/A           0
0018139576      0-29 Days           N                   N/A           0
0018145375      0-29 Days           Y                   STD           5
0018149062      0-29 Days           Y                        3        3
0018154468      0-29 Days           N                   N/A           0
0018161240      0-29 Days           N                   N/A           0
0018164434      0-29 Days           Y                        6        1
0018167791      0-29 Days           N                   N/A           0
0018172627      0-29 Days           N                   N/A           0
0018196501      0-29 Days           Y                   STD           5
0018196949      0-29 Days           Y                        9        5
0018199612      0-29 Days           Y                       13      3.5
0018205567      0-29 Days           N                   N/A           0
0018211300      0-29 Days           N                   N/A           0
0018215038      0-29 Days           Y                        9        5
0018224865      0-29 Days           Y                   STD           5
0018227330      0-29 Days           Y                        4        5
0018228148      0-29 Days           N                   N/A           0
0018229807      0-29 Days           Y                   STD           5
0018233775      0-29 Days           Y                   STD           5
0018241943      0-29 Days           Y                   STD           5
0018242008      0-29 Days           Y                   STD           5
0018245225      0-29 Days           N                   N/A           0
0018247312      0-29 Days           N                   N/A           0
0018248450      0-29 Days           Y                   STD           5
0019263045      0-29 Days           N                   N/A           0
0019012343      0-29 Days           N                   N/A           0
0019306083      0-29 Days           N                   N/A           0
0019212216      0-29 Days           N                   N/A           0
0019139583      0-29 Days           N                   N/A           0
0019162122      0-29 Days           N                   N/A           0
0019290642      0-29 Days           N                   N/A           0
0019308055      0-29 Days           N                   N/A           0
0019262971      0-29 Days           N                   N/A           0
0019072123      0-29 Days           N                   N/A           0
0019298132      0-29 Days           N                   N/A           0
0018780049      0-29 Days           N                   N/A           0
0019059237      0-29 Days           N                   N/A           0
0019263409      0-29 Days           N                   N/A           0
0019223338      0-29 Days           N                   N/A           0
0018769919      0-29 Days           Y                        6        1
0019170208      0-29 Days           Y                        6        1
0019229988      0-29 Days           Y                        6        1
0019384163      0-29 Days           Y                        6        1
0019373844      0-29 Days           Y                        6        1
0019196963      0-29 Days           Y                        6        1
0019200096      0-29 Days           Y                        6        1
0019301696      0-29 Days           Y                        6        1
0019335165      0-29 Days           Y                        6        1
0019110592      0-29 Days           Y                       10        1
0019046796      0-29 Days           Y                        6        1
0019217801      0-29 Days           Y                        6        1
0019244318      0-29 Days           Y                        6        1
0019197185      0-29 Days           Y                        6        1
0019390822      0-29 Days           Y                        6        1
0019227354      0-29 Days           Y                        6        1
0019300318      0-29 Days           Y                        6        1
0019269539      0-29 Days           Y                        6        1
0019109917      0-29 Days           Y                        6        1
0019052984      0-29 Days           Y                        6        1
0019326602      0-29 Days           Y                        6        1
0019282508      0-29 Days           Y                        6        1
0019009216      0-29 Days           Y                        6        1
0018764621      0-29 Days           Y                        6        1
0019215748      0-29 Days           Y                        2        3
0019199066      0-29 Days           Y                        2        3
0019009778      0-29 Days           Y                        3        3
0019320704      0-29 Days           Y                        3        3
0019247725      0-29 Days           Y                        3        3
0019062736      0-29 Days           Y                        3        3
0019243492      0-29 Days           Y                        2        3
0019227818      0-29 Days           Y                        3        3
0019091313      0-29 Days           Y                        2        3
0018263517      0-29 Days           Y                   STD           5
0018266999      0-29 Days           N                   N/A           0
0018276006      0-29 Days           Y                   STD           5
0018280685      0-29 Days           Y                   STD           5
0018281246      0-29 Days           N                   N/A           0
0018283762      0-29 Days           Y                        8        5
0018284703      0-29 Days           N                   N/A           0
0018286302      0-29 Days           N                   N/A           0
0018289520      0-29 Days           Y                   STD           5
0018291617      0-29 Days           N                   N/A           0
0018294850      0-29 Days           Y                   STD           5
0018300475      0-29 Days           N                   N/A           0
0018306365      0-29 Days           Y                   STD           5
0018307553      0-29 Days           Y                   STD           5
0018307900      0-29 Days           N                   N/A           0
0018311951      0-29 Days           Y                   STD           5
0018312298      0-29 Days           Y                        9        5
0018313031      0-29 Days           Y                   STD           5
0018316885      0-29 Days           Y                        6        1
0018322818      0-29 Days           N                   N/A           0
0018323618      0-29 Days           Y                   STD           5
0018324723      0-29 Days           N                   N/A           0
0018324947      0-29 Days           Y                        6        1
0018325845      0-29 Days           Y                       13      3.5
0018326496      0-29 Days           N                   N/A           0
0018329847      0-29 Days           Y                   STD           5
0018330894      0-29 Days           Y                        8        5
0018338095      0-29 Days           Y                   STD           5
0018673293      0-29 Days           Y                        8        5
0018347211      0-29 Days           Y                        3        3
0018347906      0-29 Days           N                   N/A           0
0018348920      0-29 Days           Y                       13      3.5
0018350942      0-29 Days           N                   N/A           0
0018354811      0-29 Days           Y                   STD           5
0018355081      0-29 Days           N                   N/A           0
0018356618      0-29 Days           Y                        8        5
0018357400      0-29 Days           Y                   STD           5
0018359828      0-29 Days           Y                       13      3.5
0018360297      0-29 Days           N                   N/A           0
0018362277      0-29 Days           Y                        6        1
0018363135      0-29 Days           Y                   STD           5
0018364919      0-29 Days           Y                       13      3.5
0018366898      0-29 Days           N                   N/A           0
0018368340      0-29 Days           Y                        9        5
0018369280      0-29 Days           N                   N/A           0
0018369561      0-29 Days           Y                        6        1
0018370445      0-29 Days           Y                   STD           5
0018374025      0-29 Days           Y                        9        5
0018374520      0-29 Days           N                   N/A           0
0018378117      0-29 Days           Y                   STD           5
0018378158      0-29 Days           N                   N/A           0
0018378471      0-29 Days           N                   N/A           0
0018381285      0-29 Days           Y                   STD           5
0018385039      0-29 Days           Y                   STD           5
0018386532      0-29 Days           N                   N/A           0
0018386748      0-29 Days           N                   N/A           0
0018386938      0-29 Days           Y                   STD           5
0018388140      0-29 Days           Y                   STD           5
0018390922      0-29 Days           Y                        6        1
0018391508      0-29 Days           N                   N/A           0
0018396119      0-29 Days           Y                   STD           5
0018397257      0-29 Days           N                   N/A           0
0018398198      0-29 Days           Y                        6        1
0018399964      0-29 Days           Y                        6        1
0018405159      0-29 Days           Y                   STD           5
0018405357      0-29 Days           Y                   STD           5
0018405670      0-29 Days           Y                        6        1
0018407650      0-29 Days           Y                        6        1
0018409276      0-29 Days           Y                   STD           5
0018410480      0-29 Days           N                   N/A           0
0018411405      0-29 Days           N                   N/A           0
0018412262      0-29 Days           Y                        4        5
0018413443      0-29 Days           Y                       10        1
0018414565      0-29 Days           Y                        3        3
0018419549      0-29 Days           Y                        3        3
0018420414      0-29 Days           N                   N/A           0
0018420562      0-29 Days           Y                   STD           5
0018422881      0-29 Days           Y                   STD           5
0018423574      0-29 Days           N                   N/A           0
0018423699      0-29 Days           Y                        9        5
0018423798      0-29 Days           N                   N/A           0
0018424010      0-29 Days           Y                        6        1
0018424523      0-29 Days           N                   N/A           0
0018424556      0-29 Days           N                   N/A           0
0018424820      0-29 Days           N                   N/A           0
0018426882      0-29 Days           N                   N/A           0
0018427435      0-29 Days           N                   N/A           0
0018429845      0-29 Days           N                   N/A           0
0018430181      0-29 Days           N                   N/A           0
0018430876      0-29 Days           N                   N/A           0
0018431817      0-29 Days           Y                        3        3
0018431981      0-29 Days           Y                        6        1
0018435156      0-29 Days           Y                   STD           5
0018437129      0-29 Days           Y                        2        3
0018438408      0-29 Days           N                   N/A           0
0018438432      0-29 Days           N                   N/A           0
0018440834      0-29 Days           N                   N/A           0
0018441345      0-29 Days           Y                        2        3
0018441634      0-29 Days           Y                   STD           5
0018441873      0-29 Days           Y                   STD           5
0018442608      0-29 Days           Y                   STD           5
0018592089      0-29 Days           Y                   STD           5
0018444463      0-29 Days           Y                        3        3
0018445635      0-29 Days           N                   N/A           0
0018446526      0-29 Days           Y                        3        3
0018446948      0-29 Days           Y                        3        3
0018446963      0-29 Days           Y                   STD           5
0018447458      0-29 Days           Y                       13      3.5
0018448720      0-29 Days           N                   N/A           0
0018448746      0-29 Days           N                   N/A           0
0018449173      0-29 Days           Y                   STD           5
0018449439      0-29 Days           Y                        3        3
0018450874      0-29 Days           Y                        3        3
0018454660      0-29 Days           N                   N/A           0
0018455501      0-29 Days           Y                        3        3
0018455808      0-29 Days           N                   N/A           0
0018456038      0-29 Days           Y                        6        1
0018456681      0-29 Days           Y                   STD           5
0018456848      0-29 Days           Y                   STD           5
0018458497      0-29 Days           Y                   STD           5
0018458802      0-29 Days           Y                   STD           5
0018459586      0-29 Days           Y                        5        5
0018460220      0-29 Days           Y                       10        1
0018460634      0-29 Days           Y                   STD           5
0018461699      0-29 Days           N                   N/A           0
0018464057      0-29 Days           Y                   STD           5
0018465674      0-29 Days           N                   N/A           0
0018466904      0-29 Days           N                   N/A           0
0018466953      0-29 Days           Y                   STD           5
0018467019      0-29 Days           N                   N/A           0
0018467472      0-29 Days           N                   N/A           0
0018470260      0-29 Days           Y                        9        5
0018470583      0-29 Days           Y                   STD           5
0018470898      0-29 Days           Y                        6        1
0018471052      0-29 Days           Y                   STD           5
0018471367      0-29 Days           Y                        8        5
0018472100      0-29 Days           Y                        3        3
0018472183      0-29 Days           Y                   STD           5
0018476465      0-29 Days           Y                   STD           5
0018480350      0-29 Days           N                   N/A           0
0018480673      0-29 Days           Y                   STD           5
0018483438      0-29 Days           N                   N/A           0
0018484105      0-29 Days           N                   N/A           0
0018485466      0-29 Days           N                   N/A           0
0018488031      0-29 Days           Y                   STD           5
0018488601      0-29 Days           N                   N/A           0
0018489583      0-29 Days           Y                        9        5
0018490367      0-29 Days           Y                   STD           5
0018490987      0-29 Days           Y                        8        5
0018493262      0-29 Days           N                   N/A           0
0018493825      0-29 Days           Y                   STD           5
0018494344      0-29 Days           Y                        6        1
0018496471      0-29 Days           N                   N/A           0
0018498311      0-29 Days           Y                   STD           5
0018498964      0-29 Days           Y                   STD           5
0018500009      0-29 Days           Y                   STD           5
0018500975      0-29 Days           N                   N/A           0
0018501270      0-29 Days           Y                   STD           5
0018501346      0-29 Days           Y                        9        5
0018504233      0-29 Days           Y                   STD           5
0018504316      0-29 Days           Y                        8        5
0018505750      0-29 Days           Y                       13      3.5
0018506519      0-29 Days           Y                        3        3
0018507772      0-29 Days           N                   N/A           0
0018508424      0-29 Days           Y                       13      3.5
0018510743      0-29 Days           N                   N/A           0
0018513978      0-29 Days           Y                   STD           5
0018513986      0-29 Days           Y                        6        1
0018515650      0-29 Days           N                   N/A           0
0018516153      0-29 Days           Y                       13      3.5
0018516179      0-29 Days           N                   N/A           0
0018516203      0-29 Days           N                   N/A           0
0018516583      0-29 Days           Y                   STD           5
0018518209      0-29 Days           Y                   STD           5
0018518282      0-29 Days           N                   N/A           0
0018518357      0-29 Days           Y                   STD           5
0018518845      0-29 Days           N                   N/A           0
0018520247      0-29 Days           N                   N/A           0
0018520759      0-29 Days           Y                       13      3.5
0018521377      0-29 Days           N                   N/A           0
0018521732      0-29 Days           Y                   STD           5
0018522144      0-29 Days           N                   N/A           0
0018522490      0-29 Days           Y                   STD           5
0018522623      0-29 Days           Y                   STD           5
0018523068      0-29 Days           Y                   STD           5
0018523092      0-29 Days           Y                   STD           5
0018523183      0-29 Days           Y                   STD           5
0018523472      0-29 Days           Y                        6        1
0018523753      0-29 Days           Y                   STD           5
0018523860      0-29 Days           Y                   STD           5
0018524322      0-29 Days           Y                   STD           5
0018526087      0-29 Days           Y                        6        1
0018528505      0-29 Days           Y                       13      3.5
0018531699      0-29 Days           N                   N/A           0
0018531988      0-29 Days           Y                   STD           5
0018533802      0-29 Days           Y                       13      3.5
0018534503      0-29 Days           N                   N/A           0
0018536029      0-29 Days           Y                   STD           5
0018536359      0-29 Days           Y                   STD           5
0018537910      0-29 Days           N                   N/A           0
0018539106      0-29 Days           Y                        3        3
0018541383      0-29 Days           Y                        9        5
0018541656      0-29 Days           Y                   STD           5
0018542308      0-29 Days           N                   N/A           0
0018821918      0-29 Days           Y                   STD           5
0018543603      0-29 Days           N                   N/A           0
0018545095      0-29 Days           N                   N/A           0
0018545442      0-29 Days           N                   N/A           0
0018545954      0-29 Days           Y                        4        5
0018546069      0-29 Days           N                   N/A           0
0018546085      0-29 Days           N                   N/A           0
0018547919      0-29 Days           Y                        2        3
0018548230      0-29 Days           Y                        6        1
0018550574      0-29 Days           N                   N/A           0
0018550988      0-29 Days           N                   N/A           0
0018551630      0-29 Days           N                   N/A           0
0018551747      0-29 Days           Y                   STD           5
0018553008      0-29 Days           N                   N/A           0
0018554378      0-29 Days           Y                   STD           5
0018554477      0-29 Days           Y                   STD           5
0018554956      0-29 Days           N                   N/A           0
0018555854      0-29 Days           Y                   STD           5
0018556662      0-29 Days           N                   N/A           0
0018557371      0-29 Days           N                   N/A           0
0018559427      0-29 Days           N                   N/A           0
0018560193      0-29 Days           N                   N/A           0
0018561464      0-29 Days           Y                   STD           5
0018563353      0-29 Days           N                   N/A           0
0018565218      0-29 Days           N                   N/A           0
0018565754      0-29 Days           N                   N/A           0
0018566059      0-29 Days           Y                   STD           5
0018568485      0-29 Days           N                   N/A           0
0018569939      0-29 Days           Y                   STD           5
0018570770      0-29 Days           Y                        3        3
0018571695      0-29 Days           Y                        6        1
0018572081      0-29 Days           Y                   STD           5
0018580134      0-29 Days           N                   N/A           0
0018580159      0-29 Days           Y                   STD           5
0018024596      0-29 Days           Y                   STD           5
0018579375      0-29 Days           N                   N/A           0
0018580886      0-29 Days           Y                        8        5
0018584441      0-29 Days           Y                   STD           5
0018586446      0-29 Days           Y                   STD           5
0018589069      0-29 Days           Y                   STD           5
0018589184      0-29 Days           Y                        8        5
0018589663      0-29 Days           Y                   STD           5
0018589747      0-29 Days           Y                   STD           5
0018591917      0-29 Days           N                   N/A           0
0018592568      0-29 Days           Y                        8        5
0018593400      0-29 Days           Y                   STD           5
0018593608      0-29 Days           N                   N/A           0
0018596239      0-29 Days           Y                   STD           5
0018596700      0-29 Days           Y                   STD           5
0018600957      0-29 Days           Y                   STD           5
0018601286      0-29 Days           Y                        4        5
0018602508      0-29 Days           Y                   STD           5
0018602532      0-29 Days           Y                   STD           5
0018604009      0-29 Days           Y                   STD           5
0018604348      0-29 Days           N                   N/A           0
0018604512      0-29 Days           Y                        3        3
0018605451      0-29 Days           Y                   STD           5
0018606871      0-29 Days           Y                   STD           5
0018611301      0-29 Days           Y                        9        5
0018614099      0-29 Days           Y                   STD           5
0018615955      0-29 Days           N                   N/A           0
0018616433      0-29 Days           Y                   STD           5
0018618306      0-29 Days           N                   N/A           0
0018619676      0-29 Days           Y                       13      3.5
0018619726      0-29 Days           Y                   STD           5
0018619957      0-29 Days           Y                   STD           5
0018620666      0-29 Days           N                   N/A           0
0018621334      0-29 Days           Y                        6        1
0018623082      0-29 Days           Y                   STD           5
0018625947      0-29 Days           Y                   STD           5
0018626077      0-29 Days           Y                   STD           5
0018626390      0-29 Days           Y                   STD           5
0018627067      0-29 Days           N                   N/A           0
0018628776      0-29 Days           Y                   STD           5
0018630145      0-29 Days           Y                       13      3.5
0018631358      0-29 Days           Y                   STD           5
0018631747      0-29 Days           Y                   STD           5
0018632323      0-29 Days           Y                        6        1
0018633321      0-29 Days           N                   N/A           0
0018633610      0-29 Days           Y                   STD           5
0018634022      0-29 Days           Y                   STD           5
0018634485      0-29 Days           Y                   STD           5
0018634691      0-29 Days           Y                        6        1
0018636787      0-29 Days           Y                   STD           5
0018638627      0-29 Days           Y                        4        5
0018644567      0-29 Days           Y                   STD           5
0018644948      0-29 Days           Y                   STD           5
0018646968      0-29 Days           Y                        8        5
0018648196      0-29 Days           Y                   STD           5
0018649210      0-29 Days           N                   N/A           0
0018649491      0-29 Days           Y                   STD           5
0018651869      0-29 Days           Y                   STD           5
0018655431      0-29 Days           Y                   STD           5
0018657262      0-29 Days           N                   N/A           0
0018657668      0-29 Days           N                   N/A           0
0018658088      0-29 Days           Y                   STD           5
0018669945      0-29 Days           N                   N/A           0
0018672196      0-29 Days           Y                   STD           5
0018672204      0-29 Days           N                   N/A           0
0018673756      0-29 Days           Y                   STD           5
0018674002      0-29 Days           Y                   STD           5
0018677047      0-29 Days           Y                        4        5
0018420950      0-29 Days           Y                   STD           5
0018516864      0-29 Days           Y                        4        5
0018850131      0-29 Days           Y                        6        1
0018670273      0-29 Days           Y                        6        1
0018565937      0-29 Days           Y                        6        1
0018508960      0-29 Days           Y                        4        5
0018614933      0-29 Days           N                   N/A           0
0018708628      0-29 Days           N                   N/A           0
0018678912      0-29 Days           N                   N/A           0
0018580035      0-29 Days           N                   N/A           0
0018521260      0-29 Days           Y                   STD           5
0018726315      0-29 Days           Y                   STD           5
0018390260      0-29 Days           Y                   STD           5
0018407627      0-29 Days           N                   N/A           0
0018660381      0-29 Days           Y                       13      3.5
0019331693      0-29 Days           Y                        3        3
0019147263      0-29 Days           Y                        2        3
0019092808      0-29 Days           Y                        2        3
0019111707      0-29 Days           Y                       13      3.5
0018819540      0-29 Days           Y                       13      3.5
0018958314      0-29 Days           Y                       13      3.5
0019067529      0-29 Days           Y                       13      3.5
0019338466      0-29 Days           Y                       13      3.5
0019577626      0-29 Days           Y                   STD           5
0019033745      0-29 Days           Y                        8        5
0019494483      0-29 Days           Y                   STD           5
0019443910      0-29 Days           Y                        4        5
0019357557      0-29 Days           Y                   STD           5
0019109362      0-29 Days           Y                        9        5
0018807321      0-29 Days           Y                        8        5
0019300391      0-29 Days           Y                   STD           5
0019294016      0-29 Days           Y                   STD           5
0019172410      0-29 Days           Y                   STD           5
0019066067      0-29 Days           Y                        9        5
0019083823      0-29 Days           Y                   STD           5
0018907006      0-29 Days           Y                        9        5
0019131077      0-29 Days           Y                   STD           5
0019200518      0-29 Days           Y                        8        5
0019310507      0-29 Days           Y                   STD           5
0019171602      0-29 Days           Y                   STD           5
0019523125      0-29 Days           Y                   STD           5
0019204395      0-29 Days           Y                   STD           5
0018897439      0-29 Days           Y                   STD           5
0019059963      0-29 Days           Y                   STD           5
0019107986      0-29 Days           Y                   STD           5
0019323617      0-29 Days           Y                   STD           5
0019545342      0-29 Days           Y                   STD           5
0019097203      0-29 Days           Y                        6        1
0018668087      0-29 Days           Y                        6        1
0019532076      0-29 Days           Y                   STD           5
0019219880      0-29 Days           Y                   STD           5
0019606276      0-29 Days           Y                   STD           5
0019128115      0-29 Days           Y                        9        5
0019273655      0-29 Days           N                   NA            0
0019292200      0-29 Days           Y                   STD           5
0019150523      0-29 Days           Y                   STD           5
0019171578      0-29 Days           N                   NA            0
0019172964      0-29 Days           Y                   STD           5
0019310580      0-29 Days           N                   NA            0
0019310952      0-29 Days           N                   NA            0
0019395797      0-29 Days           N                   NA            0
0019347848      0-29 Days           Y                   STD           5
0018885723      0-29 Days           Y                   STD           5
0018888669      0-29 Days           Y                        8        5
0018690768      0-29 Days           N                   N/A           0
0018586990      0-29 Days           Y                   STD           5
0018427500      0-29 Days           Y                   STD           5
0018665836      0-29 Days           Y                   STD           5
0018440081      0-29 Days           N                   N/A           0
0018565002      0-29 Days           Y                        9        5
0018681197      0-29 Days           N                   N/A           0
0018853325      0-29 Days           Y                   STD           5
0018627117      0-29 Days           Y                   STD           5
0018895243      0-29 Days           Y                   STD           5
0018798504      0-29 Days           Y                        6        1
0018769133      0-29 Days           N                   N/A           0
0018612069      0-29 Days           Y                        6        1
0018755892      0-29 Days           N                   N/A           0
0018696377      0-29 Days           Y                       10        1
0018590323      0-29 Days           Y                   STD           5
0018928903      0-29 Days           Y                   STD           5
0018898528      0-29 Days           N                   N/A           0
0018952978      0-29 Days           Y                        6        1
0018740506      0-29 Days           Y                        3        3
0018752725      0-29 Days           Y                   STD           5
0018838201      0-29 Days           Y                        6        1
0018843672      0-29 Days           N                   N/A           0
0018757864      0-29 Days           Y                       13      3.5
0018657593      0-29 Days           Y                   STD           5
0018871780      0-29 Days           N                   N/A           0
0018724542      0-29 Days           N                   N/A           0
0018875534      0-29 Days           Y                   STD           5
0018891358      0-29 Days           Y                        3        3
0018753814      0-29 Days           N                   N/A           0
0018879841      0-29 Days           Y                        4        5
0018816884      0-29 Days           N                   N/A           0
0018829739      0-29 Days           Y                       13      3.5
0018838540      0-29 Days           Y                        5        5
0018847152      0-29 Days           Y                   STD           5
0018868844      0-29 Days           Y                   STD           5
0018768762      0-29 Days           Y                       13      3.5
0018915017      0-29 Days           N                   N/A           0
0018942904      0-29 Days           Y                   STD           5
0018750869      0-29 Days           Y                   STD           5
0018725648      0-29 Days           Y                   STD           5
0018818153      0-29 Days           Y                       13      3.5
0018732776      0-29 Days           N                   N/A           0
0018733105      0-29 Days           N                   N/A           0
0018736256      0-29 Days           Y                   STD           5
0018716118      0-29 Days           Y                        9        5
0018721589      0-29 Days           N                   N/A           0
0018696237      0-29 Days           N                   N/A           0
0018698274      0-29 Days           Y                   STD           5
0018667808      0-29 Days           N                   N/A           0
0018670398      0-29 Days           Y                        5        5
0018644518      0-29 Days           N                   N/A           0
0018791129      0-29 Days           Y                        8        5
0018650820      0-29 Days           Y                        8        5
0018654137      0-29 Days           N                   N/A           0
0018796367      0-29 Days           N                   N/A           0
0018627075      0-29 Days           Y                   STD           5
0018595942      0-29 Days           N                   N/A           0
0018555789      0-29 Days           Y                   STD           5
0018752436      0-29 Days           N                   N/A           0
0018559120      0-29 Days           N                   N/A           0
0018566778      0-29 Days           N                   N/A           0
0018415307      0-29 Days           N                   N/A           0
0018431668      0-29 Days           N                   N/A           0
0018957266      0-29 Days           Y                   STD           5
0018846733      0-29 Days           Y                       13      3.5
0018928127      0-29 Days           Y                   STD           5
0018932756      0-29 Days           Y                   STD           5
0018927848      0-29 Days           Y                       10        1
0018931543      0-29 Days           N                   N/A           0
0018898502      0-29 Days           Y                        3        3
0018951335      0-29 Days           Y                   STD           5
0018951525      0-29 Days           N                   N/A           0
0018951681      0-29 Days           Y                        8        5
0018668616      0-29 Days           Y                        9        5
0018676817      0-29 Days           Y                   STD           5
0018859967      0-29 Days           N                   N/A           0
0018860429      0-29 Days           N                   N/A           0
0018868208      0-29 Days           Y                   STD           5
0018959882      0-29 Days           N                   N/A           0
0018892299      0-29 Days           Y                        6        1
0018840405      0-29 Days           Y                        3        3
0018933853      0-29 Days           Y                        6        1
0018832030      0-29 Days           Y                        3        3
0018397612      0-29 Days           N                   N/A           0
0018877506      0-29 Days           Y                   STD           5
0018688150      0-29 Days           Y                        6        1
0018392704      0-29 Days           Y                   STD           5
0018946897      0-29 Days           Y                        6        1
0018765958      0-29 Days           N                   N/A           0
0018788133      0-29 Days           Y                        6        1
0018953323      0-29 Days           N                   N/A           0
0018838110      0-29 Days           Y                   STD           5
0018929422      0-29 Days           Y                   STD           5
0018865725      0-29 Days           Y                   STD           5
0018866442      0-29 Days           Y                        5        5
0018904540      0-29 Days           Y                        2        3
0018775247      0-29 Days           Y                   STD           5
0018776872      0-29 Days           N                   N/A           0
0018897108      0-29 Days           Y                   STD           5
0018770198      0-29 Days           N                   N/A           0
0018725424      0-29 Days           Y                        4        5
0018734186      0-29 Days           Y                        8        5
0018920801      0-29 Days           Y                   STD           5
0018619213      0-29 Days           Y                        8        5
0018621870      0-29 Days           N                   N/A           0
0018905257      0-29 Days           Y                   STD           5
0018520379      0-29 Days           Y                   STD           5
0018869453      0-29 Days           Y                   STD           5
0018837849      0-29 Days           Y                       13      3.5
0018807628      0-29 Days           Y                        3        3
0018547521      0-29 Days           Y                   STD           5
0018663823      0-29 Days           Y                        9        5
0018673764      0-29 Days           Y                   STD           5
0018729434      0-29 Days           N                   N/A           0
0018552778      0-29 Days           N                   N/A           0
0018593178      0-29 Days           Y                   STD           5
0018913178      0-29 Days           Y                        3        3
0018804138      0-29 Days           Y                   STD           5
0018948646      0-29 Days           Y                   STD           5
0018911347      0-29 Days           Y                        6        1
0018867150      0-29 Days           Y                   STD           5
0018818609      0-29 Days           Y                   STD           5
0018547828      0-29 Days           Y                        6        1
0018446450      0-29 Days           Y                        6        1
0018341461      0-29 Days           Y                   STD           5
0018105817      0-29 Days           Y                        6        1
0018139014      0-29 Days           N                   N/A           0
0018642553      0-29 Days           Y                        6        1
0018804302      0-29 Days           Y                   STD           5
0018672428      0-29 Days           Y                   STD           5
0018781708      0-29 Days           Y                        6        1
0018688937      0-29 Days           Y                   STD           5
0018699058      0-29 Days           Y                   STD           5
0018710855      0-29 Days           Y                        6        1
0018753129      0-29 Days           Y                        6        1
0018766428      0-29 Days           Y                        6        1
0018790022      0-29 Days           Y                   STD           5
0018679829      0-29 Days           Y                   STD           5
0018679902      0-29 Days           Y                   STD           5
0018772640      0-29 Days           N                   N/A           0
0018881151      0-29 Days           Y                        9        5
0018955336      0-29 Days           Y                        9        5
0018957282      0-29 Days           Y                   STD           5
0018953703      0-29 Days           Y                       13      3.5
0018920199      0-29 Days           Y                   STD           5
0018942094      0-29 Days           Y                        2        3
0018942540      0-29 Days           N                   N/A           0
0018927178      0-29 Days           Y                   STD           5
0018928473      0-29 Days           N                   N/A           0
0018986661      0-29 Days           N                   N/A           0
0018858696      0-29 Days           N                   N/A           0
0018936070      0-29 Days           Y                   STD           5
0018905299      0-29 Days           Y                   STD           5
0018910083      0-29 Days           Y                        8        5
0018831388      0-29 Days           N                   N/A           0
0018916304      0-29 Days           Y                   STD           5
0018916841      0-29 Days           Y                   STD           5
0018918995      0-29 Days           N                   N/A           0
0018919225      0-29 Days           Y                   STD           5
0018895987      0-29 Days           Y                   STD           5
0018897207      0-29 Days           Y                        9        5
0018897652      0-29 Days           Y                   STD           5
0018900902      0-29 Days           Y                   STD           5
0018880096      0-29 Days           Y                   STD           5
0018884742      0-29 Days           Y                   STD           5
0018888701      0-29 Days           Y                   STD           5
0018888784      0-29 Days           N                   N/A           0
0018889857      0-29 Days           N                   N/A           0
0018851931      0-29 Days           Y                   STD           5
0018929810      0-29 Days           Y                   STD           5
0018859009      0-29 Days           Y                        9        5
0018848028      0-29 Days           Y                       13      3.5
0018848606      0-29 Days           Y                   STD           5
0018827956      0-29 Days           Y                        3        3
0018831198      0-29 Days           Y                   STD           5
0018834465      0-29 Days           Y                   STD           5
0018835447      0-29 Days           Y                   STD           5
0018805416      0-29 Days           Y                   STD           5
0018807156      0-29 Days           N                   N/A           0
0018811927      0-29 Days           Y                   STD           5
0018818633      0-29 Days           N                   N/A           0
0018819680      0-29 Days           N                   N/A           0
0018792580      0-29 Days           Y                        5        5
0018939470      0-29 Days           Y                        9        5
0018795963      0-29 Days           Y                   STD           5
0018590174      0-29 Days           N                   N/A           0
0018614024      0-29 Days           N                   N/A           0
0018624932      0-29 Days           N                   N/A           0
0018581819      0-29 Days           Y                   STD           5
0018566836      0-29 Days           Y                   STD           5
0018573873      0-29 Days           Y                   STD           5
0018528596      0-29 Days           Y                   STD           5
0018522102      0-29 Days           Y                   STD           5
0018500892      0-29 Days           Y                   STD           5
0018798264      0-29 Days           Y                   STD           5
0018954099      0-29 Days           Y                   STD           5
0018431619      0-29 Days           N                   N/A           0
0018476739      0-29 Days           Y                   STD           5
0018185397      0-29 Days           Y                   STD           5
0018656553      0-29 Days           Y                        9        5
0017928672      0-29 Days           N                   N/A           0
0018097261      0-29 Days           N                   N/A           0
0018401547      0-29 Days           N                   N/A           0
0018411785      0-29 Days           N                   N/A           0
0018680249      0-29 Days           Y                        4        5
0018699116      0-29 Days           Y                        9        5
0018699835      0-29 Days           N                   N/A           0
0018668418      0-29 Days           N                   N/A           0
0018671750      0-29 Days           Y                        5        5
0018781559      0-29 Days           N                   N/A           0
0018727800      0-29 Days           Y                   STD           5
0018723692      0-29 Days           Y                   STD           5
0018698779      0-29 Days           Y                        9        5
0018699009      0-29 Days           N                   N/A           0
0018702159      0-29 Days           N                   N/A           0
0018715649      0-29 Days           Y                        2        3
0018719393      0-29 Days           N                   N/A           0
0018782847      0-29 Days           Y                   STD           5
0018736405      0-29 Days           N                   N/A           0
0018712190      0-29 Days           Y                   STD           5
0018712224      0-29 Days           Y                   STD           5
0018750612      0-29 Days           Y                   STD           5
0018754051      0-29 Days           Y                   STD           5
0018785980      0-29 Days           N                   N/A           0
0018772079      0-29 Days           N                   N/A           0
0018759613      0-29 Days           N                   N/A           0
0018772533      0-29 Days           N                   N/A           0
0018776849      0-29 Days           Y                        8        5
0018955328      0-29 Days           Y                        2        3
0018885319      0-29 Days           Y                   STD           5
0018903211      0-29 Days           Y                   STD           5
0018835868      0-29 Days           Y                   STD           5
0018842757      0-29 Days           N                   N/A           0
0018930834      0-29 Days           Y                   STD           5
0018932301      0-29 Days           Y                   STD           5
0018865212      0-29 Days           Y                   STD           5
0018802421      0-29 Days           Y                   STD           5
0018803841      0-29 Days           Y                   STD           5
0018812511      0-29 Days           Y                   STD           5
0018817338      0-29 Days           Y                       13      3.5
0018910034      0-29 Days           N                   N/A           0
0018788752      0-29 Days           Y                   STD           5
0018789677      0-29 Days           N                   N/A           0
0018792960      0-29 Days           N                   N/A           0
0018799775      0-29 Days           Y                   STD           5
0018800151      0-29 Days           Y                   STD           5
0018898510      0-29 Days           Y                       13      3.5
0018703082      0-29 Days           Y                   STD           5
0018735498      0-29 Days           Y                   STD           5
0018591206      0-29 Days           Y                   STD           5
0018879445      0-29 Days           Y                        4        5
0018601682      0-29 Days           Y                   STD           5
0018629899      0-29 Days           Y                       13      3.5
0018970970      0-29 Days           Y                   STD           5
0018909002      0-29 Days           Y                        4        5
0018496406      0-29 Days           N                   N/A           0
0018400994      0-29 Days           N                   N/A           0
0018849075      0-29 Days           Y                        4        5
0018813550      0-29 Days           Y                        8        5
0018794669      0-29 Days           Y                        2        3
0018939033      0-29 Days           Y                   STD           5
0018566422      0-29 Days           N                   N/A           0
0018799718      0-29 Days           Y                   STD           5
0018677450      0-29 Days           Y                        8        5
0018724708      0-29 Days           Y                   STD           5
0018701821      0-29 Days           N                   N/A           0
0018736793      0-29 Days           Y                        4        5
0018759290      0-29 Days           Y                   STD           5
0018881375      0-29 Days           Y                   STD           5
0018978213      0-29 Days           Y                   STD           5
0019038835      0-29 Days           Y                        3        3
0019093384      0-29 Days           Y                       13      3.5
0018996629      0-29 Days           Y                   STD           5
0018862946      0-29 Days           Y                   STD           5
0018880302      0-29 Days           N                   N/A           0
0018901942      0-29 Days           N                   N/A           0
0018902650      0-29 Days           Y                   STD           5
0018943522      0-29 Days           Y                   STD           5
0018996611      0-29 Days           Y                       10        1
0018636662      0-29 Days           N                   N/A           0
0019116508      0-29 Days           Y                   STD           5
0019002401      0-29 Days           Y                   STD           5
0018909135      0-29 Days           Y                        6        1
0018955807      0-29 Days           Y                        6        1
0018958447      0-29 Days           N                   N/A           0
0018960781      0-29 Days           Y                        8        5
0019130020      0-29 Days           Y                       13      3.5
0019065903      0-29 Days           N                   N/A           0
0019067610      0-29 Days           Y                   STD           5
0018966085      0-29 Days           Y                   STD           5
0019012533      0-29 Days           Y                   STD           5
0018892414      0-29 Days           Y                   STD           5
0018914374      0-29 Days           N                   N/A           0
0018981472      0-29 Days           Y                        4        5
0018982231      0-29 Days           Y                   STD           5
0019003466      0-29 Days           N                   N/A           0
0019011139      0-29 Days           Y                   STD           5
0018969923      0-29 Days           Y                   STD           5
0019015585      0-29 Days           Y                        6        1
0018974022      0-29 Days           Y                        9        5
0018974352      0-29 Days           Y                   STD           5
0018975482      0-29 Days           Y                        6        1
0019026137      0-29 Days           Y                        3        3
0019034925      0-29 Days           Y                   STD           5
0019022375      0-29 Days           Y                   STD           5
0018955856      0-29 Days           N                   N/A           0
0018957670      0-29 Days           Y                   STD           5
0018915405      0-29 Days           N                   N/A           0
0018916502      0-29 Days           Y                   STD           5
0018918383      0-29 Days           Y                   STD           5
0019034024      0-29 Days           Y                   STD           5
0019023720      0-29 Days           Y                   STD           5
0019029479      0-29 Days           Y                        9        5
0019029222      0-29 Days           N                   N/A           0
0019043314      0-29 Days           Y                   STD           5
0019007350      0-29 Days           N                   N/A           0
0019046242      0-29 Days           Y                   STD           5
0019011360      0-29 Days           Y                   STD           5
0019167642      0-29 Days           Y                   STD           5
0019035773      0-29 Days           Y                   STD           5
0018942813      0-29 Days           Y                   STD           5
0018946558      0-29 Days           Y                   STD           5
0018947697      0-29 Days           Y                   STD           5
0018951459      0-29 Days           N                   N/A           0
0019013051      0-29 Days           N                   N/A           0
0018261263      0-29 Days           Y                   STD           5
0018975334      0-29 Days           N                   N/A           0
0018935379      0-29 Days           N                   N/A           0
0018935742      0-29 Days           Y                   STD           5
0018882431      0-29 Days           Y                        4        5
0019038942      0-29 Days           Y                        4        5
0019047547      0-29 Days           N                   N/A           0
0019050889      0-29 Days           Y                   STD           5
0019041458      0-29 Days           Y                   STD           5
0019052752      0-29 Days           Y                   STD           5
0019055672      0-29 Days           Y                        8        5
0018952762      0-29 Days           Y                        6        1
0018962688      0-29 Days           Y                        9        5
0018975854      0-29 Days           Y                        6        1
0018979732      0-29 Days           N                   N/A           0
0018979906      0-29 Days           Y                   STD           5
0019034040      0-29 Days           Y                   STD           5
0019042522      0-29 Days           N                   N/A           0
0019046150      0-29 Days           Y                   STD           5
0019046713      0-29 Days           Y                   STD           5
0018812503      0-29 Days           N                   N/A           0
0018955245      0-29 Days           Y                        8        5
0018985903      0-29 Days           N                   N/A           0
0018986893      0-29 Days           Y                   STD           5
0018996975      0-29 Days           Y                        6        1
0019082882      0-29 Days           Y                   STD           5
0018995605      0-29 Days           Y                   STD           5
0019003565      0-29 Days           Y                   STD           5
0018829069      0-29 Days           N                   N/A           0
0018910158      0-29 Days           Y                   STD           5
0018838326      0-29 Days           Y                        5        5
0019117183      0-29 Days           Y                        9        5
0019059955      0-29 Days           Y                   STD           5
0019063353      0-29 Days           Y                   STD           5
0018869792      0-29 Days           N                   N/A           0
0018969642      0-29 Days           Y                   STD           5
0018928226      0-29 Days           N                   N/A           0
0018944181      0-29 Days           N                   N/A           0
0018916023      0-29 Days           N                   N/A           0
0018923383      0-29 Days           Y                        6        1
0018862649      0-29 Days           Y                        8        5
0019026541      0-29 Days           Y                        9        5
0018793083      0-29 Days           N                   N/A           0
0019117068      0-29 Days           Y                        4        5
0019120781      0-29 Days           N                   N/A           0
0018782300      0-29 Days           N                   N/A           0
0018926410      0-29 Days           Y                        6        1
0019178284      0-29 Days           Y                   STD           5
0018784546      0-29 Days           Y                   STD           5
0019057694      0-29 Days           N                   N/A           0
0018710525      0-29 Days           Y                   STD           5
0018744623      0-29 Days           Y                   STD           5
0018881292      0-29 Days           Y                   STD           5
0018883132      0-29 Days           N                   N/A           0
0018511790      0-29 Days           N                   N/A           0
0018538983      0-29 Days           N                   N/A           0
0018652933      0-29 Days           Y                   STD           5
0018637322      0-29 Days           N                   N/A           0
0018449355      0-29 Days           Y                       13      3.5
0019045004      0-29 Days           Y                        9        5
0019045509      0-29 Days           Y                   STD           5
0018668202      0-29 Days           N                   N/A           0
0018922997      0-29 Days           Y                   STD           5
0018999888      0-29 Days           N                   N/A           0
0019055334      0-29 Days           Y                        2        3
0019073394      0-29 Days           Y                   STD           5
0019049618      0-29 Days           Y                   STD           5
0019057975      0-29 Days           Y                   STD           5
0019061167      0-29 Days           Y                   STD           5
0018863399      0-29 Days           N                   N/A           0
0018857854      0-29 Days           N                   N/A           0
0018820894      0-29 Days           N                   N/A           0
0018830158      0-29 Days           N                   N/A           0
0018744961      0-29 Days           N                   N/A           0
0018748657      0-29 Days           N                   N/A           0
0018629139      0-29 Days           Y                        8        5
0018487736      0-29 Days           N                   N/A           0
0018879585      0-29 Days           Y                   STD           5
0018908681      0-29 Days           Y                   STD           5
0019123165      0-29 Days           Y                   STD           5
0019000090      0-29 Days           Y                   STD           5
0019005412      0-29 Days           Y                   STD           5
0018917955      0-29 Days           Y                   STD           5
0018928887      0-29 Days           N                   N/A           0
0018948075      0-29 Days           N                   N/A           0
0018867002      0-29 Days           Y                        8        5
0018681874      0-29 Days           Y                        9        5
0018924779      0-29 Days           N                   N/A           0
0018934836      0-29 Days           Y                   STD           5
0018957860      0-29 Days           N                   N/A           0
0019085745      0-29 Days           Y                   STD           5
0019085901      0-29 Days           Y                   STD           5
0019096254      0-29 Days           Y                   STD           5
0018704429      0-29 Days           Y                   STD           5
0018888545      0-29 Days           Y                   STD           5
0018665273      0-29 Days           N                   N/A           0
0018698977      0-29 Days           N                   N/A           0
0018703413      0-29 Days           N                   N/A           0
0018809319      0-29 Days           Y                   STD           5
0018922575      0-29 Days           Y                   STD           5
0018928309      0-29 Days           Y                        6        1
0018659250      0-29 Days           Y                   STD           5
0018794420      0-29 Days           N                   N/A           0
0018796946      0-29 Days           N                   N/A           0
0018808147      0-29 Days           Y                        6        1
0018816215      0-29 Days           Y                   STD           5
0018644799      0-29 Days           N                   N/A           0
0018782060      0-29 Days           N                   N/A           0
0018955724      0-29 Days           Y                   STD           5
0018967109      0-29 Days           Y                   STD           5
0018978445      0-29 Days           Y                   STD           5
0018708339      0-29 Days           N                   N/A           0
0018861070      0-29 Days           Y                        9        5
0018466193      0-29 Days           N                   N/A           0
0018893222      0-29 Days           N                   N/A           0
0019032747      0-29 Days           Y                       10        1
0018736629      0-29 Days           Y                   STD           5
0018825547      0-29 Days           Y                        6        1
0018832774      0-29 Days           Y                   STD           5
0019012855      0-29 Days           Y                   STD           5
0018829465      0-29 Days           Y                   STD           5
0018839340      0-29 Days           N                   N/A           0
0018856039      0-29 Days           N                   N/A           0
0018910364      0-29 Days           N                   N/A           0
0018858407      0-29 Days           Y                   STD           5
0018922617      0-29 Days           Y                   STD           5
0018882753      0-29 Days           Y                   STD           5
0018895607      0-29 Days           Y                   STD           5
0019058346      0-29 Days           Y                   STD           5
0019058395      0-29 Days           N                   N/A           0
0019067826      0-29 Days           N                   N/A           0
0018957399      0-29 Days           Y                   STD           5
0018689430      0-29 Days           Y                       13      3.5
0018810705      0-29 Days           N                   N/A           0
0018816926      0-29 Days           N                   N/A           0
0018453035      0-29 Days           Y                        9        5
0018812362      0-29 Days           Y                   STD           5
0018845495      0-29 Days           Y                   STD           5
0018862979      0-29 Days           Y                   STD           5
0018883652      0-29 Days           Y                       13      3.5
0018893156      0-29 Days           Y                        3        3
0018963207      0-29 Days           Y                       13      3.5
0019009547      0-29 Days           Y                   STD           5
0018494955      0-29 Days           N                   N/A           0
0018551838      0-29 Days           Y                        6        1
0018344713      0-29 Days           N                   N/A           0
0018835496      0-29 Days           N                   N/A           0
0018543066      0-29 Days           Y                   STD           5
0018799635      0-29 Days           N                   N/A           0
0018818310      0-29 Days           Y                   STD           5
0018902908      0-29 Days           N                   N/A           0
0018978338      0-29 Days           Y                   STD           5
0018900704      0-29 Days           N                   N/A           0
0018982009      0-29 Days           Y                   STD           5
0018815167      0-29 Days           Y                   STD           5
0018676874      0-29 Days           N                   N/A           0
0018677757      0-29 Days           Y                   STD           5
0018746115      0-29 Days           Y                   STD           5
0018747931      0-29 Days           Y                        9        5
0018880583      0-29 Days           Y                        6        1
0018800268      0-29 Days           Y                   STD           5
0018911412      0-29 Days           Y                   STD           5
0018932251      0-29 Days           N                   N/A           0
0018973750      0-29 Days           Y                        9        5
0018967547      0-29 Days           Y                   STD           5
0019101757      0-29 Days           Y                   STD           5
0019115559      0-29 Days           Y                   STD           5
0018847590      0-29 Days           N                   N/A           0
0018628362      0-29 Days           N                   N/A           0
0018535237      0-29 Days           Y                        6        1
0018489500      0-29 Days           N                   N/A           0
0018698761      0-29 Days           Y                       13      3.5
0018880252      0-29 Days           Y                   STD           5
0019134329      0-29 Days           Y                   STD           5
0019110527      0-29 Days           Y                   STD           5
0019190131      0-29 Days           Y                   STD           5
0018679274      0-29 Days           Y                   STD           5
0018670208      0-29 Days           N                   N/A           0
0019113976      0-29 Days           N                   N/A           0
0019154335      0-29 Days           Y                   STD           5
0019024660      0-29 Days           Y                       10        1
0018770248      0-29 Days           Y                   STD           5
0018695080      0-29 Days           N                   N/A           0
0018724898      0-29 Days           Y                        6        1
0019134790      0-29 Days           Y                   STD           5
0019146984      0-29 Days           Y                       13      3.5
0018935981      0-29 Days           N                   N/A           0
0019094382      0-29 Days           N                   N/A           0
0018816454      0-29 Days           N                   N/A           0
0018997155      0-29 Days           N                   N/A           0
0018773226      0-29 Days           N                   N/A           0
0019233956      0-29 Days           N                   N/A           0
0019158575      0-29 Days           N                   N/A           0
0018903401      0-29 Days           N                   N/A           0
0019004902      0-29 Days           N                   N/A           0
0019083898      0-29 Days           N                   N/A           0
0019169689      0-29 Days           N                   N/A           0
0019007541      0-29 Days           N                   N/A           0
0018978056      0-29 Days           N                   N/A           0
0018915207      0-29 Days           N                   N/A           0
0019122605      0-29 Days           N                   N/A           0
0019219179      0-29 Days           N                   N/A           0
0019170737      0-29 Days           N                   N/A           0
0019119866      0-29 Days           N                   N/A           0
0019165463      0-29 Days           N                   N/A           0
0019256270      0-29 Days           N                   N/A           0
0018970350      0-29 Days           N                   N/A           0
0018891184      0-29 Days           N                   N/A           0
0019033851      0-29 Days           N                   N/A           0
0019017672      0-29 Days           N                   N/A           0
0018891234      0-29 Days           N                   N/A           0
0018941906      0-29 Days           N                   N/A           0
0019104389      0-29 Days           N                   N/A           0
0019142173      0-29 Days           N                   N/A           0
0019267442      0-29 Days           N                   N/A           0
0018890814      0-29 Days           N                   N/A           0
0018535922      0-29 Days           N                   N/A           0
0018994194      0-29 Days           N                   N/A           0
0018974360      0-29 Days           N                   N/A           0
0018779439      0-29 Days           N                   N/A           0
0019163658      0-29 Days           N                   N/A           0
0019168640      0-29 Days           N                   N/A           0
0019111558      0-29 Days           N                   N/A           0
0018972760      0-29 Days           N                   N/A           0
0019150952      0-29 Days           N                   N/A           0
0019231778      0-29 Days           N                   N/A           0
0019077676      0-29 Days           N                   N/A           0
0019096452      0-29 Days           N                   N/A           0
0019040781      0-29 Days           N                   N/A           0
0019080878      0-29 Days           N                   N/A           0
0018834457      0-29 Days           N                   N/A           0
0019007269      0-29 Days           N                   N/A           0
0019228188      0-29 Days           N                   N/A           0
0019028745      0-29 Days           N                   N/A           0
0019031814      0-29 Days           N                   N/A           0
0019077205      0-29 Days           N                   N/A           0
0018953950      0-29 Days           N                   N/A           0
0018285700      0-29 Days           N                   N/A           0
0019170919      0-29 Days           N                   N/A           0
0019213099      0-29 Days           N                   N/A           0
0019038843      0-29 Days           N                   N/A           0
0019154285      0-29 Days           N                   N/A           0
0018984989      0-29 Days           N                   N/A           0
0019195288      0-29 Days           N                   N/A           0
0019153329      0-29 Days           N                   N/A           0
0018696419      0-29 Days           N                   N/A           0
0019168053      0-29 Days           N                   N/A           0
0019243500      0-29 Days           N                   N/A           0
0019123207      0-29 Days           N                   N/A           0
0018963033      0-29 Days           N                   N/A           0
0019008465      0-29 Days           N                   N/A           0
0019119296      0-29 Days           N                   N/A           0
0019059096      0-29 Days           N                   N/A           0
0018970137      0-29 Days           N                   N/A           0
0019112820      0-29 Days           N                   N/A           0
0019066653      0-29 Days           N                   N/A           0
0018865790      0-29 Days           N                   N/A           0
0018755306      0-29 Days           N                   N/A           0
0018977637      0-29 Days           N                   N/A           0
0019097559      0-29 Days           N                   N/A           0
0019110857      0-29 Days           N                   N/A           0
0019070457      0-29 Days           N                   N/A           0
0019038959      0-29 Days           N                   N/A           0
0019176569      0-29 Days           N                   N/A           0
0019217363      0-29 Days           N                   N/A           0
0019249820      0-29 Days           N                   N/A           0
0019232982      0-29 Days           N                   N/A           0
0019159151      0-29 Days           N                   N/A           0
0018816629      0-29 Days           N                   N/A           0
0019111061      0-29 Days           N                   N/A           0
0018792812      0-29 Days           N                   N/A           0
0019099332      0-29 Days           N                   N/A           0
0018960955      0-29 Days           N                   N/A           0
0019012012      0-29 Days           N                   N/A           0
0019130178      0-29 Days           N                   N/A           0
0019040583      0-29 Days           N                   N/A           0
0018843938      0-29 Days           N                   N/A           0
0019079839      0-29 Days           N                   N/A           0
0018994772      0-29 Days           N                   N/A           0
0018733303      0-29 Days           N                   N/A           0
0018886002      0-29 Days           N                   N/A           0
0019048982      0-29 Days           N                   N/A           0
0018953745      0-29 Days           N                   N/A           0
0019056050      0-29 Days           N                   N/A           0
0018809657      0-29 Days           N                   N/A           0
0019027523      0-29 Days           N                   N/A           0
0019166073      0-29 Days           N                   N/A           0
0019042696      0-29 Days           N                   N/A           0
0019101096      0-29 Days           N                   N/A           0
0019134527      0-29 Days           N                   N/A           0
0019038017      0-29 Days           N                   N/A           0
0018844498      0-29 Days           N                   N/A           0
0019213446      0-29 Days           N                   N/A           0
0018974972      0-29 Days           N                   N/A           0
0019191402      0-29 Days           N                   N/A           0
0019140680      0-29 Days           N                   N/A           0
0019237411      0-29 Days           N                   N/A           0
0018878421      0-29 Days           N                   N/A           0
0019214550      0-29 Days           N                   N/A           0
0018721415      0-29 Days           N                   N/A           0
0019067230      0-29 Days           N                   N/A           0
0019056522      0-29 Days           N                   N/A           0
0018890673      0-29 Days           N                   N/A           0
0018816587      0-29 Days           N                   N/A           0
0019085042      0-29 Days           N                   N/A           0
0019145853      0-29 Days           N                   N/A           0
0018907782      0-29 Days           N                   N/A           0
0018910182      0-29 Days           N                   N/A           0
0018964064      0-29 Days           N                   N/A           0
0019131184      0-29 Days           N                   N/A           0
0018956367      0-29 Days           N                   N/A           0
0019128206      0-29 Days           N                   N/A           0
0019092519      0-29 Days           N                   N/A           0
0019227362      0-29 Days           N                   N/A           0
0018975052      0-29 Days           Y                        6        1
0019212695      0-29 Days           Y                        6        1
0019040161      0-29 Days           Y                   STD           5
0019162775      0-29 Days           Y                        2        3
0018726091      0-29 Days           Y                   STD           5
0018838946      0-29 Days           Y                       13      3.5
0019132638      0-29 Days           Y                       13      3.5
0019233543      0-29 Days           Y                        3        3
0019083054      0-29 Days           Y                   STD           5
0019123603      0-29 Days           Y                   STD           5
0019235688      0-29 Days           Y                   STD           5
0019021153      0-29 Days           Y                   STD           5
0019193556      0-29 Days           Y                   STD           5
0019180066      0-29 Days           Y                        6        1
0019215763      0-29 Days           Y                        6        1
0019049808      0-29 Days           Y                   STD           5
0018999037      0-29 Days           Y                   STD           5
0018899310      0-29 Days           Y                        3        3
0019211358      0-29 Days           Y                        6        1
0019113877      0-29 Days           Y                        6        1
0019175199      0-29 Days           Y                   STD           5
0019075142      0-29 Days           Y                   STD           5
0019098342      0-29 Days           Y                   STD           5
0019152420      0-29 Days           Y                        3        3
0019093392      0-29 Days           Y                        9        5
0019080779      0-29 Days           Y                   STD           5
0019283852      0-29 Days           Y                   STD           5
0019171941      0-29 Days           Y                   STD           5
0019233105      0-29 Days           Y                   STD           5
0018975995      0-29 Days           Y                   STD           5
0019286186      0-29 Days           Y                        4        5
0018723478      0-29 Days           Y                   STD           5
0018833418      0-29 Days           Y                   STD           5
0019099944      0-29 Days           Y                        3        3
0018870923      0-29 Days           Y                        3        3
0019216860      0-29 Days           Y                       13      3.5
0018818716      0-29 Days           Y                       13      3.5
0019025188      0-29 Days           Y                        9        5
0018995589      0-29 Days           Y                   STD           5
0019020874      0-29 Days           Y                   STD           5
0019076967      0-29 Days           Y                   STD           5
0019321843      0-29 Days           Y                   STD           5
0019160340      0-29 Days           Y                   STD           5
0019215029      0-29 Days           Y                       13      3.5
0019221902      0-29 Days           Y                   STD           5
0018927160      0-29 Days           Y                        2        3
0019164730      0-29 Days           Y                        2        3
0019160449      0-29 Days           Y                        2        3
0019081520      0-29 Days           Y                        3        3
0019230788      0-29 Days           Y                        6        1
0019101799      0-29 Days           Y                        6        1
0019033976      0-29 Days           Y                   STD           5
0019116953      0-29 Days           Y                   STD           5
0019148469      0-29 Days           Y                       13      3.5
0019201748      0-29 Days           Y                        6        1
0018937318      0-29 Days           Y                   STD           5
0018974055      0-29 Days           Y                        8        5
0019199587      0-29 Days           Y                        3        3
0019174531      0-29 Days           Y                   STD           5
0018916999      0-29 Days           Y                        9        5
0019039395      0-29 Days           Y                   STD           5
0019222967      0-29 Days           Y                   STD           5
0019060516      0-29 Days           Y                   STD           5
0019203090      0-29 Days           Y                        6        1
0019189117      0-29 Days           Y                        2        3
0019139047      0-29 Days           Y                   STD           5
0019034347      0-29 Days           Y                   STD           5
0019073949      0-29 Days           Y                   STD           5
0018796201      0-29 Days           Y                        6        1
0019055300      0-29 Days           Y                   STD           5
0019092733      0-29 Days           Y                       13      3.5
0019011279      0-29 Days           Y                        3        3
0019115146      0-29 Days           Y                        6        1
0019063544      0-29 Days           Y                        6        1
0018683953      0-29 Days           Y                        8        5
0019161181      0-29 Days           Y                   STD           5
0019211622      0-29 Days           Y                        8        5
0019171446      0-29 Days           Y                        3        3
0019043900      0-29 Days           Y                   STD           5
0019131119      0-29 Days           Y                   STD           5
0019127315      0-29 Days           Y                        6        1
0019002310      0-29 Days           Y                        3        3
0019117381      0-29 Days           Y                        9        5
0019044841      0-29 Days           Y                        9        5
0019172402      0-29 Days           Y                        1        3
0019015379      0-29 Days           Y                        8        5
0019015528      0-29 Days           Y                        8        5
0018973636      0-29 Days           Y                        9        5
0018943787      0-29 Days           Y                        9        5
0019145549      0-29 Days           Y                   STD           5
0019098029      0-29 Days           Y                       10        1
0019157635      0-29 Days           Y                   STD           5
0019116235      0-29 Days           Y                        2        3
0019211812      0-29 Days           Y                        9        5
0019154301      0-29 Days           N                   N/A           0
0019204494      0-29 Days           Y                       13      3.5
0019052109      0-29 Days           Y                   STD           5
0018889360      0-29 Days           Y                        6        1
0019035047      0-29 Days           Y                   STD           5
0019067008      0-29 Days           Y                   STD           5
0019066570      0-29 Days           Y                   STD           5
0019066893      0-29 Days           Y                   STD           5
0019067115      0-29 Days           Y                   STD           5
0018261552      0-29 Days           Y                   STD           5
0019162817      0-29 Days           Y                        8        5
0019177245      0-29 Days           Y                        9        5
0018914150      0-29 Days           Y                   STD           5
0018816546      0-29 Days           Y                        3        3
0019077429      0-29 Days           Y                        2        3
0018825471      0-29 Days           Y                        9        5
0018957571      0-29 Days           Y                   STD           5
0019216001      0-29 Days           Y                   STD           5
0018807594      0-29 Days           Y                        6        1
0018910570      0-29 Days           Y                        8        5
0019093426      0-29 Days           Y                       13      3.5
0018895839      0-29 Days           Y                        6        1
0019075613      0-29 Days           Y                   STD           5
0019121953      0-29 Days           Y                   STD           5
0019180959      0-29 Days           Y                        3        3
0019260819      0-29 Days           Y                   STD           5
0019205889      0-29 Days           Y                   STD           5
0019178177      0-29 Days           Y                   STD           5
0019237205      0-29 Days           Y                   STD           5
0019145861      0-29 Days           Y                   STD           5
0018997130      0-29 Days           Y                   STD           5
0018829952      0-29 Days           Y                       13      3.5
0018998351      0-29 Days           Y                   STD           5
0019039379      0-29 Days           Y                   STD           5
0019220821      0-29 Days           Y                   STD           5
0019035013      0-29 Days           Y                        5        5
0019039908      0-29 Days           Y                        3        3
0019047216      0-29 Days           Y                        1        3
0019099175      0-29 Days           Y                   STD           5
0018668251      0-29 Days           Y                   STD           5
0018978759      0-29 Days           Y                   STD           5
0018963728      0-29 Days           Y                   STD           5
0019154046      0-29 Days           Y                        3        3
0019059781      0-29 Days           Y                        8        5
0019143916      0-29 Days           Y                        3        3
0018858415      0-29 Days           Y                       10        1
0019010933      0-29 Days           Y                        5        5
0018906974      0-29 Days           Y                   STD           5
0018961334      0-29 Days           Y                        8        5
0019161306      0-29 Days           Y                        8        5
0019120906      0-29 Days           Y                   STD           5
0019014257      0-29 Days           Y                   STD           5
0018911974      0-29 Days           Y                   STD           5
0019142983      0-29 Days           Y                   STD           5
0018973016      0-29 Days           Y                   STD           5
0018917815      0-29 Days           Y                   STD           5
0019110246      0-29 Days           Y                   STD           5
0019039932      0-29 Days           Y                   STD           5
0019249960      0-29 Days           Y                        4        5
0019228568      0-29 Days           Y                        6        1
0018987362      0-29 Days           Y                   STD           5
0019248889      0-29 Days           N                   N/A           0
0019116565      0-29 Days           N                   N/A           0
0019342054      0-29 Days           N                   N/A           0
0019024595      0-29 Days           N                   N/A           0
0019318906      0-29 Days           N                   N/A           0
0019012277      0-29 Days           N                   N/A           0
0019315159      0-29 Days           N                   N/A           0
0019368638      0-29 Days           N                   N/A           0
0018958298      0-29 Days           N                   N/A           0
0019135201      0-29 Days           N                   N/A           0
0019219047      0-29 Days           N                   N/A           0
0019038751      0-29 Days           N                   N/A           0
0019383975      0-29 Days           N                   N/A           0
0019213925      0-29 Days           N                   N/A           0
0019180181      0-29 Days           N                   N/A           0
0019398155      0-29 Days           N                   N/A           0
0019281138      0-29 Days           N                   N/A           0
0019220466      0-29 Days           N                   N/A           0
0019269638      0-29 Days           N                   N/A           0
0019287515      0-29 Days           N                   N/A           0
0019280858      0-29 Days           N                   N/A           0
0019366236      0-29 Days           N                   N/A           0
0019015437      0-29 Days           N                   N/A           0
0019263615      0-29 Days           N                   N/A           0
0019299965      0-29 Days           N                   N/A           0
0019323625      0-29 Days           N                   N/A           0
0019547462      0-29 Days           N                   N/A           0
0019302660      0-29 Days           N                   N/A           0
0019255934      0-29 Days           N                   N/A           0
0019280569      0-29 Days           N                   N/A           0
0019306398      0-29 Days           N                   N/A           0
0018874727      0-29 Days           N                   N/A           0
0018966473      0-29 Days           N                   N/A           0
0019292606      0-29 Days           N                   N/A           0
0018987941      0-29 Days           N                   N/A           0
0019302918      0-29 Days           N                   N/A           0
0019262591      0-29 Days           N                   N/A           0
0018952499      0-29 Days           N                   N/A           0
0019095561      0-29 Days           N                   N/A           0
0019168020      0-29 Days           N                   N/A           0
0019062777      0-29 Days           N                   N/A           0
0018725366      0-29 Days           N                   N/A           0
0019221241      0-29 Days           N                   N/A           0
0019182245      0-29 Days           N                   N/A           0
0019486646      0-29 Days           N                   N/A           0
0019207463      0-29 Days           N                   N/A           0
0018999268      0-29 Days           N                   N/A           0
0019341460      0-29 Days           Y                        8        5
0019342898      0-29 Days           Y                   STD           5
0019212570      0-29 Days           Y                        8        5
0019213115      0-29 Days           Y                   STD           5
0019372465      0-29 Days           N                   NA            0
0019352129      0-29 Days           N                   NA            0
0019356252      0-29 Days           Y                   STD           5
0019228824      0-29 Days           Y                   STD           5
0019364637      0-29 Days           N                   NA            0
0019365451      0-29 Days           Y                       10        1
0019366012      0-29 Days           N                   NA            0
0019243641      0-29 Days           N                   NA            0
0019244813      0-29 Days           Y                   STD           5
0019253368      0-29 Days           N                   NA            0
0019248368      0-29 Days           Y                   STD           5
0019258516      0-29 Days           N                   N/A           0
0019390053      0-29 Days           Y                        2        3
0019499920      0-29 Days           Y                   STD           5
0019269299      0-29 Days           N                   NA            0
0019399682      0-29 Days           Y                   STD           5
0019432194      0-29 Days           Y                   STD           5
0019280262      0-29 Days           Y                        6        1
0019438480      0-29 Days           Y                   STD           5
0019285618      0-29 Days           Y                        6        1
0019289370      0-29 Days           Y                   STD           5
0019558865      0-29 Days           Y                   STD           5
0019568773      0-29 Days           N                   N/A           0
0019427517      0-29 Days           N                   NA            0
0019428648      0-29 Days           Y                   STD           5
0019294420      0-29 Days           Y                   STD           5
0019472083      0-29 Days           N                   NA            0
0019441567      0-29 Days           N                   NA            0
0019297449      0-29 Days           N                   NA            0
0019299429      0-29 Days           N                   NA            0
0019299577      0-29 Days           Y                   STD           5
0018633719      0-29 Days           Y                   STD           5
0019642990      0-29 Days           Y                   STD           5
0019647577      0-29 Days           N                   NA            0
0019480508      0-29 Days           Y                   STD           5
0019305069      0-29 Days           Y                   STD           5
0019620392      0-29 Days           Y                   STD           5
0019054816      0-29 Days           Y                        3        3
0018932160      0-29 Days           N                   NA            0
0019624105      0-29 Days           Y                   STD           5
0019305762      0-29 Days           Y                   STD           5
0019604321      0-29 Days           Y                        3        3
0019618891      0-29 Days           Y                   STD           5
0019579986      0-29 Days           N                   NA            0
0019589985      0-29 Days           Y                   STD           5
0019574516      0-29 Days           Y                        6        1
0019586601      0-29 Days           Y                   STD           5
0019587971      0-29 Days           Y                   STD           5
0019588706      0-29 Days           N                   N/A           0
0019484021      0-29 Days           N                   NA            0
0019555531      0-29 Days           Y                        3        3
0019566561      0-29 Days           Y                       13      3.5
0019543313      0-29 Days           Y                   STD           5
0019556455      0-29 Days           Y                   STD           5
0019557727      0-29 Days           N                   NA            0
0019567874      0-29 Days           Y                        6        1
0019472067      0-29 Days           Y                        4        5
0019519008      0-29 Days           N                   NA            0
0019522762      0-29 Days           N                   NA            0
0019528546      0-29 Days           N                   NA            0
0019532290      0-29 Days           Y                       13      3.5
0019516400      0-29 Days           N                   NA            0
0019522606      0-29 Days           N                   NA            0
0019525831      0-29 Days           Y                        3        3
0019070366      0-29 Days           Y                   STD           5
0019530559      0-29 Days           N                   NA            0
0019498955      0-29 Days           Y                   STD           5
0019508704      0-29 Days           N                   N/A           0
0019319094      0-29 Days           Y                        9        5
0019506393      0-29 Days           N                   N/A           0
0019506682      0-29 Days           Y                   STD           5
0019507078      0-29 Days           N                   NA            0
0019487396      0-29 Days           Y                   STD           5
0019236264      0-29 Days           Y                   STD           5
0019236652      0-29 Days           Y                        4        5
0019241736      0-29 Days           Y                   STD           5
0019472323      0-29 Days           N                   NA            0
0019474287      0-29 Days           N                   NA            0
0019483312      0-29 Days           N                   NA            0
0019484146      0-29 Days           N                   NA            0
0019485051      0-29 Days           N                   NA            0
0019493683      0-29 Days           N                   NA            0
0019496462      0-29 Days           Y                       13      3.5
0019322908      0-29 Days           N                   NA            0
0019483858      0-29 Days           Y                        6        1
0019093194      0-29 Days           N                   NA            0
0019109560      0-29 Days           Y                   STD           5
0019456565      0-29 Days           Y                        9        5
0019300466      0-29 Days           N                   NA            0
0019440585      0-29 Days           N                   N/A           0
0019451368      0-29 Days           N                   NA            0
0019425016      0-29 Days           N                   NA            0
0019426089      0-29 Days           Y                   STD           5
0019432434      0-29 Days           N                   NA            0
0019433689      0-29 Days           Y                        6        1
0019434299      0-29 Days           Y                       13      3.5
0019435775      0-29 Days           N                   NA            0
0019440528      0-29 Days           N                   N/A           0
0019441294      0-29 Days           N                   NA            0
0019494517      0-29 Days           Y                        4        5
0019418151      0-29 Days           N                   N/A           0
0019421544      0-29 Days           Y                        6        1
0019423813      0-29 Days           N                   NA            0
0019435569      0-29 Days           N                   NA            0
0019439355      0-29 Days           Y                   STD           5
0019336700      0-29 Days           Y                        3        3
0019416312      0-29 Days           Y                   STD           5
0019398163      0-29 Days           N                   NA            0
0019402114      0-29 Days           N                   NA            0
0019402452      0-29 Days           Y                   STD           5
0019407634      0-29 Days           N                   NA            0
0019411289      0-29 Days           N                   NA            0
0019384577      0-29 Days           Y                   STD           5
0019387414      0-29 Days           Y                        9        5
0019393339      0-29 Days           N                   NA            0
0019338185      0-29 Days           N                   NA            0
0019392000      0-29 Days           N                   NA            0
0019370782      0-29 Days           N                   NA            0
0019373463      0-29 Days           Y                   STD           5
0019507656      0-29 Days           N                   NA            0
0019359298      0-29 Days           N                   N/A           0
0019365782      0-29 Days           Y                        3        3
0019201847      0-29 Days           N                   NA            0
0019350891      0-29 Days           Y                   STD           5
0019361385      0-29 Days           N                   NA            0
0019510395      0-29 Days           N                   NA            0
0019515626      0-29 Days           N                   NA            0
0019516434      0-29 Days           Y                       13      3.5
0019519123      0-29 Days           Y                   STD           5
0019535087      0-29 Days           Y                   STD           5
0019537091      0-29 Days           Y                       13      3.5
0019533215      0-29 Days           N                   NA            0
0019534494      0-29 Days           Y                       13      3.5
0019534668      0-29 Days           N                   NA            0
0019537646      0-29 Days           Y                   STD           5
0019538370      0-29 Days           Y                   STD           5
0019541648      0-29 Days           Y                   STD           5
0019347442      0-29 Days           N                   NA            0
0019547868      0-29 Days           Y                        2        3
0019609148      0-29 Days           Y                   STD           5
0019550789      0-29 Days           Y                   STD           5
0019621127      0-29 Days           N                   N/A           0
0019565167      0-29 Days           Y                   STD           5
0019574391      0-29 Days           Y                        6        1
0019584572      0-29 Days           N                   NA            0
0019592229      0-29 Days           Y                   STD           5
0019109925      0-29 Days           Y                        6        1
0019330828      0-29 Days           N                   NA            0
0019305275      0-29 Days           N                   NA            0
0019402908      0-29 Days           Y                       13      3.5
0019339092      0-29 Days           N                   NA            0
0019256254      0-29 Days           N                   N/A           0
0019424324      0-29 Days           Y                   STD           5
0019353655      0-29 Days           N                   NA            0
0019354463      0-29 Days           Y                   STD           5
0019481068      0-29 Days           Y                        8        5
0019405596      0-29 Days           Y                   STD           5
0019421627      0-29 Days           Y                        6        1
0019431543      0-29 Days           Y                   STD           5
0019510304      0-29 Days           Y                        3        3
0019458512      0-29 Days           N                   NA            0
0019558253      0-29 Days           Y                        4        5
0019460450      0-29 Days           Y                       13      3.5
0018793356      0-29 Days           Y                        2        3
0019150390      0-29 Days           N                   NA            0
0019126556      0-29 Days           Y                        3        3
0019194554      0-29 Days           Y                       13      3.5
0019201797      0-29 Days           N                   NA            0
0019511161      0-29 Days           N                   NA            0
0019529551      0-29 Days           Y                   STD           5
0019547835      0-29 Days           Y                   STD           5
0019548254      0-29 Days           N                   N/A           0
0019554260      0-29 Days           Y                   STD           5
0019200617      0-29 Days           Y                   STD           5
0019058676      0-29 Days           Y                   STD           5
0019313725      0-29 Days           N                   NA            0
0019420041      0-29 Days           Y                        6        1
0019420686      0-29 Days           Y                        2        3
0019437649      0-29 Days           Y                   STD           5
0019434158      0-29 Days           N                   N/A           0
0019371376      0-29 Days           Y                        8        5
0019455542      0-29 Days           Y                        8        5
0019490960      0-29 Days           Y                        3        3
0019417682      0-29 Days           Y                   STD           5
0019505361      0-29 Days           Y                   STD           5
0019515428      0-29 Days           Y                       13      3.5
0019527621      0-29 Days           Y                   STD           5
0019481878      0-29 Days           Y                        3        3
0019253970      0-29 Days           Y                        9        5
0019255058      0-29 Days           N                   NA            0
0019493501      0-29 Days           Y                   STD           5
0019137397      0-29 Days           Y                   STD           5
0019144245      0-29 Days           N                   NA            0
0019539527      0-29 Days           Y                       13      3.5
0019559541      0-29 Days           Y                       13      3.5
0019208818      0-29 Days           N                   NA            0
0019234830      0-29 Days           Y                   STD           5
0019536846      0-29 Days           N                   N/A           0
0019537786      0-29 Days           N                   NA            0
0019547264      0-29 Days           Y                        4        5
0019547439      0-29 Days           N                   N/A           0
0019549427      0-29 Days           N                   N/A           0
0019551654      0-29 Days           Y                   STD           5
0019552397      0-29 Days           Y                        3        3
0019555051      0-29 Days           N                   N/A           0
0019562826      0-29 Days           Y                   STD           5
0019570415      0-29 Days           N                   N/A           0
0019572361      0-29 Days           Y                   STD           5
0019573971      0-29 Days           N                   NA            0
0019576735      0-29 Days           N                   N/A           0
0019576875      0-29 Days           N                   N/A           0
0019577576      0-29 Days           N                   N/A           0
0019580802      0-29 Days           Y                   STD           5
0019583459      0-29 Days           N                   N/A           0
0019584655      0-29 Days           N                   N/A           0
0019587484      0-29 Days           Y                        9        5
0019591742      0-29 Days           Y                   STD           5
0019202191      0-29 Days           Y                   STD           5
0019261106      0-29 Days           N                   N/A           0
0019290568      0-29 Days           Y                   STD           5
0019321256      0-29 Days           N                   NA            0
0019329895      0-29 Days           Y                        3        3
0019336973      0-29 Days           N                   N/A           0
0019369792      0-29 Days           Y                       13      3.5
0019398668      0-29 Days           Y                   STD           5
0019398866      0-29 Days           N                   NA            0
0019399765      0-29 Days           N                   N/A           0
0019402486      0-29 Days           N                   N/A           0
0019403120      0-29 Days           Y                   STD           5
0019417872      0-29 Days           N                   N/A           0
0019422658      0-29 Days           Y                   STD           5
0019423938      0-29 Days           Y                        3        3
0019425024      0-29 Days           Y                        6        1
0019425263      0-29 Days           N                   N/A           0
0019428283      0-29 Days           N                   N/A           0
0019434893      0-29 Days           Y                        8        5
0019437466      0-29 Days           Y                   STD           5
0019437748      0-29 Days           Y                   STD           5
0019441245      0-29 Days           Y                        6        1
0019442474      0-29 Days           Y                        9        5
0019459478      0-29 Days           Y                        8        5
0019466549      0-29 Days           Y                        5        5
0019475706      0-29 Days           N                   N/A           0
0019476803      0-29 Days           N                   N/A           0
0019492974      0-29 Days           Y                   STD           5
0019499847      0-29 Days           Y                        3        3
0019504984      0-29 Days           Y                        9        5
0019508530      0-29 Days           Y                        9        5
0019511401      0-29 Days           Y                   STD           5
0019514348      0-29 Days           N                   N/A           0
0019514702      0-29 Days           Y                        8        5
0019524123      0-29 Days           Y                        3        3
0019525450      0-29 Days           Y                   STD           5
0019529700      0-29 Days           Y                        3        3
0019529882      0-29 Days           N                   N/A           0
0019530971      0-29 Days           Y                   STD           5
0019534031      0-29 Days           Y                        3        3
0019592963      0-29 Days           N                   N/A           0
0019593847      0-29 Days           N                   N/A           0
0019600014      0-29 Days           N                   N/A           0
0019601285      0-29 Days           N                   N/A           0
0019603182      0-29 Days           Y                   STD           5
0019603455      0-29 Days           Y                   STD           5
0019606375      0-29 Days           Y                   STD           5
0019610450      0-29 Days           Y                   STD           5
0019610781      0-29 Days           Y                   STD           5
0019611029      0-29 Days           Y                   STD           5
0019614387      0-29 Days           N                   NA            0
0019617836      0-29 Days           Y                        3        3
0019618925      0-29 Days           Y                   STD           5
0019619295      0-29 Days           Y                   STD           5
0019620780      0-29 Days           Y                       13      3.5
0019623909      0-29 Days           Y                   STD           5
0019626175      0-29 Days           Y                   STD           5
0019629666      0-29 Days           Y                       13      3.5
0019632090      0-29 Days           N                   N/A           0
0019634328      0-29 Days           N                   NA            0
0019639020      0-29 Days           Y                       13      3.5
0019640457      0-29 Days           Y                   STD           2
0019640622      0-29 Days           Y                   STD           5
0019646454      0-29 Days           N                   N/A           0
0019646561      0-29 Days           Y                   STD           5
0019646751      0-29 Days           Y                        8        5
0019650662      0-29 Days           N                   N/A           0
0019655786      0-29 Days           Y                   STD           5
0019656230      0-29 Days           Y                        8        5
0019659317      0-29 Days           Y                   STD           5
0019660786      0-29 Days           N                   N/A           0
0019662485      0-29 Days           N                   N/A           0
0019662774      0-29 Days           N                   N/A           0
0019665611      0-29 Days           N                   N/A           0
0019669035      0-29 Days           N                   NA            0
0019674324      0-29 Days           Y                   STD           5
0019675909      0-29 Days           Y                   STD           5
0019676634      0-29 Days           Y                        6        1
0019681741      0-29 Days           Y                        6        1
0019681956      0-29 Days           Y                        8        5
0019682707      0-29 Days           Y                        6        1
0019683689      0-29 Days           Y                        4        5
0019689116      0-29 Days           N                   NA            0
0019691815      0-29 Days           Y                        6        1
0019692631      0-29 Days           Y                        3        3
0019693316      0-29 Days           N                   NA            0
0019697028      0-29 Days           Y                   STD           5
0019697622      0-29 Days           N                   N/A           0
0019697796      0-29 Days           N                   N/A           0
0019706316      0-29 Days           N                   NA            0
0019711043      0-29 Days           Y                   STD           5
0019713650      0-29 Days           Y                       13      3.5
0019714427      0-29 Days           Y                   STD           5
0019715531      0-29 Days           Y                        4        5
0019716646      0-29 Days           Y                   STD           5
0019719517      0-29 Days           Y                        3        3
0019725100      0-29 Days           Y                   STD           5
0019728294      0-29 Days           Y                       13      3.5
0019728716      0-29 Days           N                   N/A           0
0019732551      0-29 Days           Y                   STD           5
0019734375      0-29 Days           Y                       13      3.5
0019735323      0-29 Days           Y                        6        1
0019744366      0-29 Days           N                   N/A           0
0019744465      0-29 Days           Y                        9        5
0019747526      0-29 Days           N                   N/A           0
0019747989      0-29 Days           Y                   STD           5
0019749837      0-29 Days           Y                   STD           5
0019752047      0-29 Days           Y                        4        5
0019752591      0-29 Days           N                   NA            0
0019755339      0-29 Days           Y                   STD           5
0019765494      0-29 Days           Y                        2        3
0019765965      0-29 Days           N                   N/A           0
0019767607      0-29 Days           Y                        3        3
0019767664      0-29 Days           N                   NA            0
0019770304      0-29 Days           N                   N/A           0
0019771542      0-29 Days           Y                   STD           2
0019771781      0-29 Days           N                   N/A           0
0019780394      0-29 Days           N                   NA            0
0019782242      0-29 Days           Y                   STD           5
0019782515      0-29 Days           Y                   STD           5
0019784396      0-29 Days           Y                        3        3
0019790054      0-29 Days           Y                       13      3.5
0019801851      0-29 Days           Y                   STD           5
0019810282      0-29 Days           Y                   STD           5
0019813989      0-29 Days           Y                   STD           5
0019823970      0-29 Days           N                   N/A           0
0019838028      0-29 Days           Y                   STD           5
0030000491      0-29 Days           N                   N/A           0
0030001598      0-29 Days           Y                        6        1
0030001655      0-29 Days           Y                        6        1
0030003248      0-29 Days           Y                        6        1
0030003479      0-29 Days           Y                        6        1
0030004030      0-29 Days           Y                        6        1
0019071711      0-29 Days           N                   NA            0
0019139732      0-29 Days           N                   NA            0
0019236447      0-29 Days           N                   NA            0
0019315845      0-29 Days           N                   N/A           0
0019367341      0-29 Days           N                   NA            0
0019376607      0-29 Days           Y                   STD           5
0019391085      0-29 Days           Y                        9        5
0019407493      0-29 Days           Y                   STD           5
0019419233      0-29 Days           Y                   STD           5
0019419993      0-29 Days           N                   NA            0
0019420975      0-29 Days           Y                   STD           5
0019435056      0-29 Days           Y                        8        5
0019468495      0-29 Days           Y                        6        1
0019478080      0-29 Days           N                   NA            0
0019482215      0-29 Days           Y                        9        5
0019485416      0-29 Days           N                   NA            0
0019486075      0-29 Days           Y                   STD           5
0019498468      0-29 Days           N                   NA            0
0019500347      0-29 Days           Y                   STD           5
0019506856      0-29 Days           Y                   STD           5
0019515287      0-29 Days           Y                   STD           5
0019517424      0-29 Days           N                   NA            0
0019529395      0-29 Days           N                   NA            0
0019537406      0-29 Days           Y                        4        5
0019540871      0-29 Days           Y                   STD           5
0019544907      0-29 Days           N                   NA            0
0019549211      0-29 Days           N                   NA            0
0019550383      0-29 Days           N                   N/A           0
0019553635      0-29 Days           Y                   STD           5
0019558360      0-29 Days           Y                   STD           5
0019575265      0-29 Days           N                   NA            0
0019575299      0-29 Days           N                   NA            0
0019582352      0-29 Days           N                   NA            0
0019585645      0-29 Days           Y                   STD           5
0019586163      0-29 Days           Y                        8        5
0019591056      0-29 Days           N                   NA            0
0019591429      0-29 Days           N                   NA            0
0019597863      0-29 Days           Y                        2        3
0019598598      0-29 Days           N                   N/A           0
0019601384      0-29 Days           Y                   STD           5
0019605997      0-29 Days           N                   N/A           0
0019613769      0-29 Days           Y                   STD           5
0019615293      0-29 Days           Y                   STD           5
0019615400      0-29 Days           N                   NA            0
0019618313      0-29 Days           N                   NA            0
0019622877      0-29 Days           Y                   STD           5
0019634492      0-29 Days           Y                        9        5
0019635218      0-29 Days           Y                        5        5
0019651793      0-29 Days           N                   NA            0
0019653104      0-29 Days           Y                        6        1
0019655539      0-29 Days           Y                       13      3.5
0019657832      0-29 Days           Y                        5        5
0019658996      0-29 Days           Y                        1        3
0019659903      0-29 Days           N                   N/A           0
0019660729      0-29 Days           Y                        6        1
0019661073      0-29 Days           Y                        6        1
0019663954      0-29 Days           N                   NA            0
0019664135      0-29 Days           Y                        3        3
0019669365      0-29 Days           Y                   STD           5
0019671262      0-29 Days           Y                   STD           5
0019673771      0-29 Days           N                   NA            0
0019676303      0-29 Days           Y                   STD           5
0019679398      0-29 Days           Y                        2        3
0019679471      0-29 Days           N                   N/A           0
0019681980      0-29 Days           Y                   STD           5
0019682640      0-29 Days           Y                   STD           5
0019685239      0-29 Days           N                   NA            0
0019686633      0-29 Days           N                   NA            0
0019686930      0-29 Days           N                   NA            0
0019699545      0-29 Days           Y                   STD           5
0019701424      0-29 Days           Y                   STD           5
0019701606      0-29 Days           N                   NA            0
0019703461      0-29 Days           Y                   STD           5
0019707652      0-29 Days           Y                   STD           5
0019708213      0-29 Days           N                   NA            0
0019709278      0-29 Days           Y                   STD           5
0019709286      0-29 Days           Y                        5        5
0019709336      0-29 Days           Y                       13      3.5
0019709609      0-29 Days           Y                        5        5
0019712215      0-29 Days           Y                   STD           5
0019713908      0-29 Days           Y                        8        5
0019715978      0-29 Days           Y                   STD           5
0019720572      0-29 Days           N                   NA            0
0019721380      0-29 Days           Y                   STD           5
0019727254      0-29 Days           N                   NA            0
0019727643      0-29 Days           N                   NA            0
0019730845      0-29 Days           Y                        4        5
0019734417      0-29 Days           Y                   STD           5
0019737204      0-29 Days           N                   NA            0
0019737469      0-29 Days           Y                   STD           5
0019742998      0-29 Days           Y                        6        1
0019743392      0-29 Days           Y                   STD           5
0019744960      0-29 Days           Y                        9        5
0019745058      0-29 Days           Y                        3        3
0019745819      0-29 Days           Y                        3        3
0019746015      0-29 Days           Y                        6        1
0019746189      0-29 Days           Y                       13      3.5
0019746783      0-29 Days           N                   NA            0
0019746866      0-29 Days           Y                   STD           5
0019746940      0-29 Days           N                   N/A           0
0019747575      0-29 Days           N                   NA            0
0019748490      0-29 Days           Y                   STD           5
0019750371      0-29 Days           N                   NA            0
0019751890      0-29 Days           Y                   STD           5
0019752062      0-29 Days           N                   NA            0
0019752112      0-29 Days           Y                        3        3
0019755420      0-29 Days           Y                       13      3.5
0019755438      0-29 Days           Y                        6        1
0019755503      0-29 Days           Y                   STD           5
0019755925      0-29 Days           Y                        6        1
0019758564      0-29 Days           N                   NA            0
0019759109      0-29 Days           Y                   STD           5
0019759869      0-29 Days           Y                   STD           5
0019760560      0-29 Days           Y                   STD           5
0019766906      0-29 Days           Y                        9        5
0019767904      0-29 Days           Y                        5        5
0019771104      0-29 Days           Y                   STD           5
0019774801      0-29 Days           N                   NA            0
0019777317      0-29 Days           N                   NA            0
0019778067      0-29 Days           Y                        8        5
0019778414      0-29 Days           Y                   STD           5
0019779537      0-29 Days           N                   NA            0
0019780378      0-29 Days           Y                        8        5
0019781152      0-29 Days           N                   NA            0
0019781186      0-29 Days           Y                   STD           5
0019781384      0-29 Days           Y                        6        1
0019781715      0-29 Days           Y                        9        5
0019781996      0-29 Days           Y                   STD           5
0019782531      0-29 Days           Y                   STD           5
0019783232      0-29 Days           Y                       13      3.5
0019783521      0-29 Days           N                   NA            0
0019785062      0-29 Days           N                   NA            0
0019785369      0-29 Days           Y                   STD           5
0019786755      0-29 Days           N                   NA            0
0019786888      0-29 Days           Y                        3        3
0019787225      0-29 Days           N                   NA            0
0019787332      0-29 Days           N                   NA            0
0019788439      0-29 Days           N                   NA            0
0019788801      0-29 Days           Y                   STD           5
0019790245      0-29 Days           N                   NA            0
0019790476      0-29 Days           N                   NA            0
0019790500      0-29 Days           Y                   STD           5
0019792969      0-29 Days           Y                   STD           5
0019795798      0-29 Days           N                   NA            0
0019800739      0-29 Days           N                   NA            0
0019801299      0-29 Days           Y                   STD           5
0019803568      0-29 Days           Y                        3        3
0019806090      0-29 Days           Y                        4        5
0019806538      0-29 Days           N                   NA            0
0019809318      0-29 Days           Y                   STD           5
0019813740      0-29 Days           N                   NA            0
0019814425      0-29 Days           Y                        6        1
0019814615      0-29 Days           Y                   STD           5
0019815364      0-29 Days           Y                   STD           5
0019817725      0-29 Days           Y                   STD           5
0019819085      0-29 Days           Y                        3        3
0019819283      0-29 Days           Y                   STD           5
0019820828      0-29 Days           N                   NA            0
0019823103      0-29 Days           Y                   STD           5
0019823863      0-29 Days           N                   NA            0
0019828599      0-29 Days           Y                   STD           5
0019831346      0-29 Days           Y                   STD           5
0019831775      0-29 Days           Y                        3        3
0019831924      0-29 Days           Y                        3        3
0019833268      0-29 Days           N                   N/A           0
0019833623      0-29 Days           N                   NA            0
0019835974      0-29 Days           N                   N/A           0
0019837236      0-29 Days           Y                   STD           5
0019838721      0-29 Days           N                   NA            0
0019839208      0-29 Days           Y                   STD           5
0019842335      0-29 Days           Y                   STD           5
0019843648      0-29 Days           Y                   STD           5
0019843994      0-29 Days           N                   NA            0
0019847649      0-29 Days           Y                   STD           5
0019848290      0-29 Days           Y                        8        5
0019849272      0-29 Days           Y                        6        1
0019850445      0-29 Days           Y                   STD           5
0019851328      0-29 Days           N                   NA            0
0019851757      0-29 Days           Y                   STD           5
0019852177      0-29 Days           Y                        6        1
0019855170      0-29 Days           Y                   STD           5
0019861657      0-29 Days           N                   NA            0
0019863448      0-29 Days           Y                   STD           5
0019864222      0-29 Days           Y                   STD           5
0019868835      0-29 Days           N                   N/A           0
0019872555      0-29 Days           Y                   STD           5
0019875681      0-29 Days           Y                   STD           5
0019875715      0-29 Days           Y                   STD           5
0019879576      0-29 Days           Y                   STD           5
0019879626      0-29 Days           Y                   STD           5
0019880178      0-29 Days           N                   NA            0
0019881994      0-29 Days           Y                       13      3.5
0019883214      0-29 Days           Y                   STD           5
0019883305      0-29 Days           Y                   STD           5
0019888114      0-29 Days           N                   N/A           0
0019894849      0-29 Days           N                   N/A           0
0019895341      0-29 Days           Y                   STD           5
0019899699      0-29 Days           Y                   STD           5
0019900711      0-29 Days           Y                        4        5
0019904150      0-29 Days           Y                   STD           5
0019909738      0-29 Days           Y                        6        1
0019910470      0-29 Days           Y                   STD           5
0019912120      0-29 Days           Y                   STD           5
0019913631      0-29 Days           N                   NA            0
0019914787      0-29 Days           Y                   STD           5
0019925908      0-29 Days           Y                   STD           5
0019927318      0-29 Days           Y                   STD           5
0019929769      0-29 Days           Y                   STD           5
0019931252      0-29 Days           Y                        4        5
0019931625      0-29 Days           Y                   STD           5
0019932532      0-29 Days           Y                   STD           5
0019941152      0-29 Days           Y                   STD           5
0019943018      0-29 Days           Y                        5        5
0019943315      0-29 Days           Y                   STD           5
0019946649      0-29 Days           Y                   STD           5
0019950195      0-29 Days           N                   NA            0
0019955632      0-29 Days           Y                   STD           5
0019977446      0-29 Days           Y                        4        5
0030001697      0-29 Days           N                   NA            0
0030001788      0-29 Days           N                   NA            0
0030005227      0-29 Days           N                   NA            0
0030005920      0-29 Days           Y                        6        1
0030007785      0-29 Days           Y                   STD           2

               233,967,443.00      233,513,034.52      10.686      76.39

*

                                    EXHIBIT E

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   Bankers Trust Company of California, N.A., as Trustee
      1761 East St. Andrew Place
      Santa Ana, CA 92705

      Attn:  Trust Administration: BA01A1

      Re: Pooling and Servicing Agreement dated as of March 29, 2001 among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee.
            -------------------------------------------------------------------

            All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

            In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------------------

_____ 1.    Mortgage Paid in Full

_____ 2.    Foreclosure

_____ 3.    Substitution

_____ 4.    Other Liquidation (Repurchases, etc.)

_____ 5.    Nonliquidation    Reason:
                                     -----------------

                              By:
                                 ---------------------
                                 (authorized signer)

                              Issuer:
                                     -----------------

                              Address:
                                      ----------------

                              ------------------------

                              Date:
                                   -------------------

Custodian
---------

Bank One Trust Company, N.A.

            Please acknowledge the execution of the above request by your signature and date below:

--------------------------------    --------------------
      Signature                     Date

Documents returned to Custodian:

--------------------------------    --------------------
      Custodian                     Date

                                   EXHIBIT F-1

                                   [RESERVED]

                                   EXHIBIT F-2

                                   [RESERVED]

                                  EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE

Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

      Re:   ABFC Mortgage Loan Asset-Backed Funding Certificates,
            Series 2001-AQ1
            -----------------------------------------------------

Ladies and Gentlemen:

            Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of March 29, 2001, among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), we hereby acknowledge the receipt of the original Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.


                                       BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A.,
                                          as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT G

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

            Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says: Deponent is ______________________ of ______________________________,
successor by merger to _________________________________________ ("Seller") and
who has personal knowledge of the facts set out in this affidavit.

            On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

            That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

            Seller executes this Affidavit for the purpose of inducing Bankers Trust Company of California, N.A., as trustee on behalf of ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, to accept the transfer of the above described loan from Seller.

            Seller agrees to indemnify and hold harmless Bankers Trust Company of California, N.A., Asset Backed Funding Corporation, Banc of America Securities LLC, Chase Securities Inc. and Countrywide Securities Corporation for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.



                                        By:___________________________________
                                           ___________________________________


STATE OF                )
                        )  SS:
COUNTY OF               )


            On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

            Witness my hand and Notarial Seal this ____ day of _______ 20__.


My commission expires _________.

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

Bankers Trust Company of California, N.A., as Certificate Registrar 1761 East St. Andrew Place
Santa Ana, CA 92705

      Re:   ABFC Mortgage Loan Asset-Backed Funding Certificates,
            Series 2001-AQ1
            -----------------------------------------------------

Ladies and Gentlemen:

            1. [The undersigned is the ______________________ of (the
"Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned,
___________________, is the transferee (the "Transferee").]

            2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Asset Backed Funding Corporation, as depositor (the "Depositor"), Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

            3. The Transferee is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R or Class X Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Transferee has executed this certificate.



                                       -----------------------------------------
                                       [Transferee]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT J

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                [DATE]

Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

Bankers Trust Company of California, N.A., as Trustee
1761 East St. Andrew Place
Santa Ana, CA 92705

      Re:   ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1
            -------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1 (the "Certificates"), we certify that
(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.


                                       Very truly yours,


                                       [NAME OF TRANSFEREE]


                                       By:
                                          --------------------------------------
                                          Authorized Officer

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]


Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

Bankers Trust Company of California, N.A., as Trustee
1761 East St. Andrew Place
Santa Ana, CA 92705

      Re:   ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1
            -------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1 (the "Certificates"), we certify that
(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.


                                       Very truly yours,


                                       [NAME OF TRANSFEREE]


                                       By:
                                          --------------------------------------
                                          Authorized Officer

                                                            ANNEX 1 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___   Broker-dealer.  The  Buyer is a dealer  registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

----------

(1) Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

            ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___   Investment  Advisor.  The  Buyer  is an  investment  advisor registered under the Investment Advisors Act of 1940.

            ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ___   Business   Development   Company.   Buyer   is  a   business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                       -----------------------------------------
                                       Print Name of Buyer


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Date:
                                            ------------------------------------

                                                            ANNEX 2 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ----------------------------------------
                                        Print Name of Buyer or Adviser


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        IF AN ADVISER:


                                        ----------------------------------------
                                        Print Name of Buyer


                                        Date:
                                             -----------------------------------

                                    EXHIBIT K

                 FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

          ABFC MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1



STATE OF                )
                        ) ss.:
COUNTY OF               )


            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is [an officer of] , the proposed Transferee of an Ownership Interest in a Class R Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificates to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificates including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificates. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificates, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit K to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificates.

            8.    The   Transferee's   taxpayer   identification   number   is
____________________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. *[The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with proposed U.S. Treasury Regulations Sections 1.860E-1(a)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the final regulations) by computing present values using a discount rate equal to the applicable Federal rate prescribed by Section 1274(d) of the Code, compounded semi-annually.]

      [The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with proposed U.S. Treasury Regulations Sections 1.860E-1(a)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the final regulations) by computing present values using a discount rate at least equal to the rate at which the Transferee regularly borrows, in the ordinary course of its trade of business, substantial funds from unrelated third parties. The Transferee has provided all information necessary to demonstrate to the transferor that it regularly borrows at such rate.]

----------

* Insert appropriate paragraph, if applicable.

      [The transfer of the Class R Certificate complies with Section 6 of Revenue Procedure 2001-12 (the "Revenue Procedure"), 2001-3 I.R.B. 335 (January 16, 2001) (or comparable provisions of applicable final U.S. Treasury Regulations) and, accordingly,

      (i) the Transferee is an "eligible corporation," as defined in Section 860L(a)(2) of the Code, as to which income from Class R Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes )excluding any obligation of a person related to the Investor within the meaning of
            Section 860L(g) of the Code) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in Section 860(a)(2) of the Code, in a transaction that satisfies the requirements of Section 4 of the Revenue Procedure; and

      (iv) the Transferee determined the consideration paid to it to acquire the Class R Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.]

            12. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of __________, 20__.


                                       [NAME OF TRANSFEREE]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:



[Assistant] Secretary


            Personally appeared before me the above-named _____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this _____ day of __________, 20__.



                                        ----------------------------------------
                                        NOTARY PUBLIC



                                        My Commission expires the _____ day of
                                        _______________, 20__.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                                        [DATE]

Asset Backed Funding Corporation
100 North Tryon Street
11th Floor
Charlotte, N.C. 28255

Bankers Trust Company of California, N.A., as Trustee
1761 East St. Andrew Place
Santa Ana, CA 92705

      Re:   ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1
            -------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1 (the "Certificates"), we certify that
(a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class [ ] Certificate is to impede the assessment or collection of tax.


                                       Very truly yours,

                                       [_____________________]


                                       By: ______________________________

                                    EXHIBIT M

                                   [RESERVED]

                                    EXHIBIT N

                              DEPOSITORY AGREEMENT

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                    MONTHLY INFORMATION DELIVERED BY SERVICER

1. With respect to the Mortgage Pool, the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Collection Period.

2. With respect to the Mortgage Pool, the amount of all curtailments which were received during the related Collection Period.

3. With respect to the Mortgage Pool, the aggregate amount of principal portion of all Monthly Payments received during the related Collection Period.

4. With respect to the Mortgage Pool, the amount of interest received on the Mortgage Loans during the related Collection Period.

5. With respect to the Mortgage Pool, the aggregate amount of the Advances made and recovered with respect to such Distribution Date.

6. With respect to the Mortgage Pool, the delinquency and foreclosure information and the amount of Mortgage Loan Losses during the related Collection Period.

7. With respect to the Mortgage Pool, the weighted average maturity, the weighted average Mortgage Interest Rate and the weighted average Net Mortgage Interest Rate as of the last day of the Collection Period preceding of the related Accrual Period.

8. The Servicing Fees paid and Servicing Fees accrued during the related Collection Period.

9. The amount of all payments or reimbursements to the Servicer paid or to be paid since the prior Distribution Date (or in the case of the first Distribution Date, since the Closing Date).

10.   The Pool Balance.

11. With respect to the Mortgage Pool, the number of Mortgage Loans outstanding at the beginning and at the end of the related Collection Period.

12. The aggregate interest accrued on the Mortgage Loans at their respective Mortgage Interest Rates for the related Collection Period.

13. The amount deposited in the Collection Account which may not be withdrawn therefrom pursuant to an Order of a United States Bankruptcy Court of competent jurisdiction imposing a stay pursuant to Section 362 of U.S. Bankruptcy Code.

14. The aggregate Realized Losses since the Cut-off Date as of the end of the related Collection Period.

15. The Overcollateralized Amount, the Targeted Overcollateralization Amount and any Overcollateralization Deficiency, in each case after giving effect to distributions on such Distribution Date.

16. The aggregate amount of servicing compensation received by the Servicer during the related Collection Period and accrued and unpaid Special Servicing Fees.

                                   SCHEDULE I

                           PREPAYMENT CHARGE SCHEDULE

                             Intentionally Omitted